                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08648

                                 WT Mutual Fund
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1100 N. Market Street

                              Wilmington, DE 19890
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Robert J. Christian
                              1100 N. Market Street
                              Wilmington, DE 19890
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-254-3948

                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve (the "Fed"), the economy produced only modest economic growth over the year ended June 30, 2003. In fact it has struggled to maintain a growth rate above 1%. Nevertheless certain segments of the economy are doing extraordinarily well, due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period with the lower numbers having been produced more recently as a result of oil price declines.

     The investment markets over this period have clearly favored the fixed income markets as equities continued to suffer from high valuations, war, energy price uncertainty, and weak economic conditions. It has only been in the last few months that conditions improved enough to result in reasonably strong momentum for stock prices. Most major stock market averages rose by double-digit amounts in the second quarter of 2003 and are showing positive year-to-year comparisons for the first time in many months. For example, the Standard & Poor's 500 Index rose 0.25% from July 1, 2002 to June 30, 2003, while the NASDAQ Composite rose more than 12%.

     The fixed income markets continued to perform well over the last year as inflation declined and the Fed continued to reduce short-term interest rates. The Lehman Government/Credit Index advanced over 13% in the last year.

     The foreign equity markets have generally underperformed the U.S. domestic markets, despite a rise in foreign currencies relative to the U.S. dollar. That pattern was reversed in the second quarter of 2003 as foreign stocks rose nearly 20%.

     Further inside this report you will read about our portfolios and the strategies that we have employed over the past year. I urge you to make sure you read this report. Thank you for your continued support.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The Wilmington Large Cap Growth Portfolio (the "Portfolio") returned 0.35% for the year ended June 30, 2003. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, returned 0.25% and the Russell 1000 Growth Index returned 2.94% for the same period. The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 stocks in the United States as measured by market capitalization, to determine their growth or value characteristics.

     During the past year the Portfolio underperformed the Russell 1000 Growth Index. The primary shortfall occurred within the industrials sector. Investment in defense and business processors lagged the overall sector's performance. The other main contributing factor was due to investments in the insurance and mortgage industries which lagged the financial sector's performance.

     Valuations of large cap growth companies have gone from inexpensive to reasonable and, in some instances, overpriced. Stocks in certain "high beta" sectors now require significant rebounds in sales and earnings to justify current valuations. We have taken advantage of price appreciation in certain biotech, retail and media stocks to take profits where the risk/reward ratio no longer looks attractive. At this stage of the cycle, dominant companies with market share gains, strong returns on capital, export opportunities and low regulation risk appear to be attractive. The Portfolio remains diversified across a broad range of sectors and industries.

     The Portfolio maintains a positive bias towards companies in the finance, media, retail and industrial sectors and certain sub-sectors of technology that should experience accelerating growth as the economy recovers. Reflecting the market's expectation of an economic recovery, consumer discretionary, finance, industrials and certain technology stocks were some of the Portfolio's best performers during the first half of 2003. At the present time, the Portfolio is underweighted in the consumer staples and health care sectors because of better opportunities in other areas.

     The Portfolio outperformed market benchmarks for much of the last two quarters, only to fade in late May and June as the market's orientation changed. Investor interest shifted to lower quality areas which we do not believe to be fertile grounds for long-term investing. Nevertheless, we were pleased that the Portfolio was able to generate substantial gains during the quarter without shareholders being subject to higher levels of risk. We believe the Portfolio is well positioned with its current portfolio of leading companies with strong fundamentals and reasonable valuations. The top ten holdings as of June 30, 2003, representing approximately 34% of the Portfolio's assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Pfizer Inc.                           4.55%
Home Deport Inc.                      3.97%
General Electric Co.                  3.96%
Microsoft Corp.                       3.73%
Citigroup Inc.                        3.42%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Dell Computer Corp.                   3.31%
Guidant Corp.                         2.90%
TJX Companies, Inc.                   2.89%
State Street Corp.                    2.82%
Affliated Computer                    2.81%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Growth Portfolio ("Large Cap Growth"), the Russell 1000 Growth Index and the S&P 500 Index for the past 10 years ended June 30, 2003.

                           LARGE CAP GROWTH PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[PERFORMANCE GRAPH]


                                      Average Annual Total Return
                                      ----------------------------
                                      1 Year    5 Year    10 Year
                                      -------   -------   --------
Large Cap Growth                       0.35%    -7.80%      5.37%
Russell 1000 Growth Index              2.94%    -5.04%      8.29%
S&P 500 Index                          0.25%    -1.61%     10.04%

                                                    LARGE CAP GROWTH        RUSSELL 1000 GROWTH INDEX         S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
6/30/93                                                   10000                       10000                       10000
6/30/94                                                   10572                        9973                       10134
6/30/95                                                   12829                       13016                       12772
6/30/96                                                   15952                       16636                       16099
6/30/97                                                   20562                       21646                       21679
6/30/98                                                   25326                       28703                       28228
6/30/99                                                   30368                       36530                       34653
6/30/00                                                   40471                       45900                       37165
6/30/01                                                   24521                       29293                       31653
6/30/02                                                   16812                       21533                       25959
6/30/03                                                   16871                       22166                       26024

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index and the S&P 500 Index are both unmanaged stock market indexes without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP CORE PORTFOLIO

     The Wilmington Large Cap Core Portfolio (the "Portfolio") declined -2.86% for the year ended June 30, 2003. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, returned 0.25% for the same period.

     During the past year the Portfolio underperformed its benchmark primarily due to three factors; First, security selection within the consumer discretionary sector, particularly auto related stocks, underperformed. Second, the two defense stocks held in the Portfolio lagged both the industrial sector and the general market. Third, the Portfolio was underweighted to the technology sector throughout most of the period when technology stocks began to improve.

     As of the date of this report, the Portfolio is diversified across the major Standard and Poor's economic sectors with particular emphasis on healthcare and basic materials stocks. Additionally, the Portfolio has a large commitment to financial stocks roughly equivalent to the S&P 500 Index weighting. We believe that the continuing demographically led demand for healthcare products, particularly pharmaceuticals, will stay in place for the foreseeable future. We also believe that that the long awaited economic recovery in the U.S., fueled by low interest rates, tax reductions and a lower dollar, will boost the demand for chemicals, paper and other basic materials. Financial stocks should perform well as the worst of the economic slowdown is behind us and interest rates should remain relatively low. Since last year, the Portfolio has increased its weighting in technology, as valuations became more reasonable. At this time last year, we were underweighted in technology and are now equal weighted relative to our benchmark.

     We continue to focus on companies that we believe are reasonably valued and possess leading-edge services and products. We search out companies who have shown consistent earnings over the years or whose earnings are poised to rebound after a marked economic slowdown. It is our belief that the economy and the stock market should improve as energy prices decline and that consumer confidence will grow as employment trends improve. Based on long-term averages, the current market valuation is not cheap. We believe, however, that given the current low level of interest rates that stocks should trade at a higher than average valuation. The top ten holdings as of June 30, 2003, representing approximately 26% of the Portfolio's assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Microsoft Corp.                       3.53
Pfizer Inc.                           3.29
Citigroup Inc.                        2.78
American International
  Group                               2.56
Exxon Mobil Corp.                     2.56

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
General Electric Co.                  2.40
Pepsico Inc.                          2.39
Novartis AG ADR                       2.33
Merck & Co. Inc                       2.28
Travelers Prop. Casualty
  Corp.                               2.07

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Core Portfolio ("Large Cap Core") and the S&P 500 Index since the Portfolio's commencement of operations on January 5, 1995 through June 30, 2003.

                            LARGE CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[PERFORMANCE GRAPH]


                                     Average Annual Total Return
                                     ----------------------------
                                     1 Year    5 Year    10 Year
                                     -------   -------   --------
Large Cap Core                       -2.86%    -4.62%      6.56%
S&P 500 Index                         0.25%    -1.61%     11.09%

                                                                       LARGE CAP CORE                     S&P 500 INDEX
                                                                       --------------                     -------------
1/5/95                                                                    10000.00                           10000.00
6/30/95                                                                   11232.00                           11980.00
6/30/96                                                                   13393.00                           15101.00
6/30/97                                                                   16831.00                           20335.00
6/30/98                                                                   21727.00                           26478.00
6/30/99                                                                   26779.00                           32504.00
6/30/00                                                                   29074.00                           34861.00
6/30/01                                                                   22823.00                           29691.00
6/30/02                                                                   17651.00                           24350.00
6/30/03                                                                   17146.00                           24411.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON SMALL CAP CORE PORTFOLIO

     The Wilmington Small Cap Core Portfolio (the "Portfolio") declined -6.12% for the year ended June 30, 2003, compared to the Russell 2000 Index, which declined -1.64% for the same period. The Russell Indices are based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     Fiscal year 2003 was a challenging year for the Portfolio due to the market's short-term focus. In addition, the Portfolio has undergone some fundamental changes since January. As a result of the changes, the Portfolio has reduced its sector exposure creating a more balanced portfolio. We are also placing a greater emphasis on companies with positive earnings and attractive valuation using our internal rate of return model. Our overall goal still remains to seek competitively advantaged companies with above average long-term growth prospects. Key industry concentrations, which had a positive effect on performance, included homebuilders such as Ryland, Meritage, Pulte and Centex. For profit education companies have also positively contributed to performance over the last fiscal year. The Portfolio remained underweight to both technology and finance sectors during the fiscal year which hurt performance. Starting in mid-January, as part of our goal of achieving a more balanced portfolio we began to increase substantially our exposure to technology, which proved to be very opportunistic. On the other hand our increased exposure to healthcare hurt performance. During the first six fiscal months of 2003, the emerging biotechnology positions particularly hurt performance. Starting in April of 2003, the index performance was driven by the smallest names and the more speculative non-earning companies in the index. The Portfolio is more diversified across sectors and more balanced between growth and value than it had been in recent years. We believe our focus on valuation will provide positive long-term performance. The top ten holdings as of June 30, 2003, representing approximately 16% of the Portfolio's assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
O'Reilly Automotive, Inc.             2.08%
Applebees International
  Inc.                                2.06%
QLogic Corp.                          1.86%
Cortithian Colleges, Inc.             1.66%
Delphi Financial Group,
  Inc. - Class A                      1.50%
Orthofix International NV             1.44%
Developers Diversified
  Realty Corp.                        1.40%
Bright Horizons Family
  Solutions, Inc.                     1.34%
HCC Insurance Holdings,
  Inc.                                1.29%
RenaissanceRe Holdings,
  Ltd.                                1.28%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Small Cap Core Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund) with that of the Russell 2000 Index since the Portfolio's commencement of operations on April 1, 1997 through June 30, 2003. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different.

                            SMALL CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[PERFORMANCE GRAPH]


                                      Average Annual Total Return
                                      ----------------------------
                                      1 Year    5 Year    10 Year
                                      -------   -------   --------
Small Cap Core                        -6.12%    -0.51%     5.40%
Russell 2000 Index                    -1.64%     0.96%     5.79%

                                                                         SMALL CAP CORE
                                                                       (6/29/98-6/30/03)
                                                                      Small Cap Stock Fund
                                                                        (4/1/97-6/29/98)                RUSSELL 2000 INDEX
                                                                      --------------------              ------------------
4/1/97                                                                      10000.00                         10000.00
6/30/97                                                                     12059.00                         11621.00
6/30/98                                                                     14244.00                         13538.00
6/30/99                                                                     13464.00                         13742.00
6/30/00                                                                     18436.00                         15709.00
6/30/01                                                                     17166.00                         15799.00
6/30/02                                                                     14792.00                         14442.00
6/30/03                                                                     13886.00                         14205.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The Wilmington International Multi-Manager Portfolio (the "Portfolio") declined -8.59% for the fiscal year ended June 30, 2003. The MSCI EAFE Index declined -6.46% for the same period. The MSCI EAFE Index is an unmanaged, capitalization weighted index of approximately 1,000 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     Global equity markets are starting to show signs of a recovery -- but continue to deal with the uncertainties that have plagued them for the past 2 years. Geopolitical concerns have calmed somewhat after the relatively decisive success of the Iraq operation, bringing some relief and stability to oil prices, which remain a crucial economic variable to foreign countries. However, equity valuations are still under tight scrutiny after some international companies had their accounting practices called into question. The biggest uncertainty remains with the global economy and its lack of any real positive momentum. Although a few regions have seen small pockets of modest to robust economic growth, as a whole the major economies -- The United States, United Kingdom, Germany, France, and Japan -- have been running in place.

     This past period has been one of transition for the Portfolio with a change to the sub-advisory team. Effective January 3, 2003, Goldman Sachs Asset Management, L.P. ("Goldman") replaced Deutsche Asset Management as one of the Portfolio's two sub-advisers. Goldman's investment strategy, for our Portfolio, seeks to provide a portion of the assets with similar risk characteristics to the MSCI EAFE, while attempting to enhance returns through a structured stock selection process. We believe their strategy is complementary to the strategy of Julius Baer Investment Management, the Portfolio's other sub-adviser, which employs a more flexible approach and allows for greater concentrations in various countries, sectors, and industries as compared to the MSCI EAFE Index. This combination of sub-advisers continues the Portfolio's multi-manager structure of combining an index-oriented manager with an active manager.

     The Portfolio's performance trailed the index for the year, with varying success in its relative performance over the past four quarters based on the Portfolio's positioning and market activity. In general the Portfolio fared better, minimizing negative returns versus the index during market sell-offs, but slightly underperformed during market rallies. Mostly through Julius Baer's portion of the assets, which started in September 2002, the Portfolio has had a more cautious and conservative approach to the overseas equity markets. This bias worked well during high anxiety times when selling activity was strong. However, this also worked against the Portfolio when buying activity was stronger during market rebounds. As of June 30, 2003, the Portfolio is more fully invested than it was in prior months which reflects a more optimistic sentiment from the sub-advisers about the markets prospects.

     The top ten holdings as of June 30, 2003, representing approximately 15% of the Portfolio's assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Euro STOXX 50 LDRS                    1.97%
Vodaphone Group PLC -
  United Kingdom                      1.88%
Novartis AG - Switzerland             1.87%
Total Fina Elf SA - France            1.71%
Endesa SA - Spain                     1.37%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
ING Groep NV - Netherlands            1.37%
Royal Bank of Scotland
  Group PLC - United
  Kingdom                             1.34%
BNP Paribas SA - France               1.33%
Nomura ETF (Topix) - Japan            1.26%
OTP Band Rt. - Hungary                1.25%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington International Multi-Manager Portfolio ("International Multi-Manager") and its predecessor, the International Stock Fund (a collective investment fund) with that of the MSCI EAFE Index for the past ten years ended June 30, 2003. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.

                     INTERNATIONAL MULTI-MANAGER PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[PERFORMANCE GRAPH]


                                      Average Annual Total Return
                                      ----------------------------
                                      1 Year    5 Year    10 Year
                                      -------   -------   --------
International Multi-Manager           -8.59%    -5.39%     2.73%
MSCI EAFE Index                       -6.46%    -4.00%     2.78%

                                                                INTERNATIONAL MULTI-MANAGER
                                                                 INTERNATIONAL STOCK FUND
                                                                     (6/30/93-6/29/98)                   MSCI EAFE INDEX
                                                                ---------------------------              ---------------
6/30/93                                                                   10000.00                           10000.00
6/30/94                                                                   12496.00                           11700.00
6/30/95                                                                   12427.00                           11893.00
6/30/96                                                                   14376.00                           13472.00
6/30/97                                                                   16358.00                           15204.00
6/30/98                                                                   17265.00                           16131.00
6/30/99                                                                   17532.00                           17360.00
6/30/00                                                                   23058.00                           20339.00
6/30/01                                                                   16706.00                           15539.00
6/30/02                                                                   14317.00                           14065.00
6/30/03                                                                   13087.00                           13156.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of 1,000 stocks of the major stock exchanges in Europe, Australasia and the Far East. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP VALUE PORTFOLIO

     The Wilmington Large Cap Value Portfolio (the "Portfolio") returned 0.92% for the fiscal year ended June 30, 2003 compared to the Russell 1000 Value Index, which declined -1.02% for the same period. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     The Portfolio has benefited from the volatility in the markets during the last 12 months whereby sharp sell-offs in some stocks in early 2002 created opportunities in 2003. Media and telecom companies had been especially hard hit and were some of the best performing stocks for the entire 12 month period as investors realized that the underlying fundamentals and outlook were actually quite strong. Nextel was by far the single best contributor as it benefited from investors' realization that very strong free cash flow growth will allow the company to improve its balance sheet. Concerns of competition in the push-to-talk area and its high leverage continued to hang over the stock, but did not impede its progress. Cablevision also was a very strong contributor as concerns over Direct Broadcast Satellite competition abated. Additionally, Cablevision had become more focused on profitability and evidence of success began to emerge in early 2003. While Home Depot, Everest Re, Hewlett Packard and Halliburton all performed well for different reasons, the underlying thread was that their real or perceived problems began to fade. Home Depot's problems stemmed from its past success which allowed rapid growth to hide inefficiencies and problems. Bob Nardelli, formerly from GE, joined Home Depot as CEO in 2000 and quickly started identifying and addressing the company's problems. Evidence of Home Depot's turnaround appeared early in 2003 as in-store productivity initiatives, better inventory management and changes with cleaner stores and more responsive staff took hold. Hewlett Packard has been dealing with not only an extremely poor environment for technology but also combining two cultures due to the Compaq acquisition. As the economy continues to show signs of strengthening, Hewlett Packard should be able to grow revenues and increase profitability. Everest Re experienced strong performance, especially recently, due to stronger than expected fundamentals, the ability to raise capital to take advantage of very favorable market conditions and the potential resolution of the asbestos problem. Asbestos exposure has been a problem in varying degrees for several other portfolio companies, including Hartford Financial, Dow Chemical and Halliburton. This massive problem has already driven a large number of companies into bankruptcy, but Congress is now seriously addressing the problem, although it is uncertain when legislation will be passed. All of these stocks, however, added significantly to performance in the past quarter. While asbestos exposure is expected to remain a meaningful risk, the underlying fundamentals of these companies remain strong, and the general recognition that action by Congress is the solution should limit the long-term downside risk.

     Recent purchases include Emerson Electric and Morgan Stanley. Emerson has in the past few years been hurt by the weak economy and by its entrance into the telecommunications industry 3 years ago. Emerson Electric's process control and industrial automation groups should recover with overall economic activity in the next few months. Weakness in the electronics and telecom area, however, could continue into the middle of 2004. Morgan Stanley has reported sharp declines in all areas of their business over the past 3 years, but was especially hard hit in the investment banking and securities trading areas. Morgan Stanley has arrested the decline in investment banking market share but still faces challenges in the retail brokerage business and ultimately with their credit card business. The current valuation is appropriate given the somewhat reduced growth expectations, but the company could experience significant operating leverage from a pickup in business conditions.

     Despite the market rally, our research team continues to find numerous investment opportunities that can support future performance. In fact, the consolidation and restructuring of sell-side research seems to be increasing

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

the level of neglect in our investment universe. Historically speaking, the financial markets anticipate and lead trends in the real economy, so it is not surprising that stocks have gone up while business spending remains weak, employment has not yet rebounded, and earnings remain depressed in many industries. In order for improved performance to be sustained, however, it is likely that investors will need to see more evidence of a recovery in business conditions. Hence, markets may remain choppy until there are clear signs of better earnings prospects. As always, change in companies persists, and we will continue to exploit the effect of those changes in investor sentiment.

     The top ten holdings as of June 30, 2003, representing approximately 28% of the Portfolio's assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Everest Re Group, Ltd.                2.81%
Chubb Corp.                           2.81%
Abbott Laboratories, Inc.             2.79%
Emerson Electric Co.                  2.79%
Bristol Myers Squibb Co.              2.77%
Hartford Financial Services
  Group, Inc.                         2.75%
Washington Mutual, Inc.               2.74%
Halliburton Co.                       2.73%
Hewlett-Packard Co.                   2.71%
Home Depot, Inc.                      2.66%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund) with that of the Russell 1000 Value Index and the S&P 500 Index for the past ten years ended June 30, 2003. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different.

                           LARGE CAP VALUE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[PERFORMANCE GRAPH]


                                     Average Annual Total Return
                                     ----------------------------
                                     1 Year    5 Year    10 Year
                                     -------   -------   --------
Large Cap Value                       0.92%    -2.27%      7.04%
Russell 1000 Value Index             -1.02%     1.06%     10.68%
S&P 500 Index                         0.25%    -1.61%     10.04%

                                                      LARGE CAP VALUE
                                                     Value Stock Fund
                                                     (6/30/93-6/29/98)      RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                     -----------------      ------------------------          -------------
6/30/93                                                  10000.00                   10000.00                    10000.00
6/30/94                                                  10242.00                   10162.00                    10134.00
6/30/95                                                  12396.00                   12237.00                    12772.00
6/30/96                                                  15517.00                   15251.00                    16099.00
6/30/97                                                  19803.00                   20313.00                    21679.00
6/30/98                                                  22156.00                   26171.00                    28228.00
6/30/99                                                  22098.00                   30455.00                    34653.00
6/30/00                                                  23559.00                   27742.00                    37165.00
6/30/01                                                  25757.00                   30608.00                    31653.00
6/30/02                                                  19570.00                   27868.00                    25959.00
6/30/03                                                  19750.00                   27584.00                    26024.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index and the S&P 500 Index are both unmanaged stock market indexes without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect fund management's views generally regarding the market and the economy and are compiled from management's research and from comments provided by the investment adviser to the Portfolio. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                       Large Cap                                       International    Large Cap
                                         Growth        Large Cap        Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------   --------------   -------------   ------------
ASSETS:
Investment in Series, at value......  $ 58,635,435    $61,388,696      $73,717,223     $ 95,438,374    $ 47,312,662
Receivable for Portfolio shares
  sold..............................           548             --              448          616,564           3,157
Receivable for investment in Series
  withdrawn.........................       171,516        900,725          371,568            6,552         219,733
Other assets........................            33             27               35               19              24
                                      ------------    -----------      -----------     ------------    ------------
Total assets........................    58,807,532     62,289,448       74,089,274       96,061,509      47,535,576
                                      ------------    -----------      -----------     ------------    ------------
LIABILITIES:
Payable for Portfolio shares
  redeemed..........................       171,516        900,725          371,568            6,552         219,733
Payable for investment in Series....           548             --              448          616,564           3,157
Accrued expenses....................        15,893          8,678           17,391           18,156          11,553
                                      ------------    -----------      -----------     ------------    ------------
Total liabilities...................       187,957        909,403          389,407          641,272         234,443
                                      ------------    -----------      -----------     ------------    ------------
NET ASSETS..........................  $ 58,619,575    $61,380,045      $73,699,867     $ 95,420,237    $ 47,301,133
                                      ============    ===========      ===========     ============    ============
NET ASSETS CONSIST OF:
Paid-in capital.....................  $157,560,529    $70,540,914      $79,710,619     $119,683,160    $ 56,343,570
Undistributed net investment
  income............................            --        667,135               --          607,067         255,555
Accumulated net realized loss on
  investments and foreign
  currencies........................   (92,207,756)    (9,845,116)     (20,933,734)     (30,785,467)    (12,348,098)
Net unrealized appreciation
  (depreciation) of investments.....    (6,733,198)        17,112       14,922,982        5,890,800       3,050,106
Net unrealized appreciation on
  translations of assets and
  liabilities in foreign
  currencies........................            --             --               --           24,677              --
                                      ------------    -----------      -----------     ------------    ------------
NET ASSETS..........................  $ 58,619,575    $61,380,045      $73,699,867     $ 95,420,237    $ 47,301,133
                                      ============    ===========      ===========     ============    ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
  ($0.01 par value, unlimited
  authorized shares)
  Institutional Shares..............     6,712,153      4,670,703        8,580,112       16,595,147       5,774,834
                                      ============    ===========      ===========     ============    ============
NET ASSET VALUE, offering and
  redemption price per share:
  Institutional Shares..............         $8.73         $13.14            $8.59            $5.75           $8.19
                                      ============    ===========      ===========     ============    ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                       Large Cap                                         International    Large Cap
                                         Growth        Large Cap          Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio     Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------     --------------   -------------   ------------
NET INVESTMENT INCOME FROM SERIES:
  Dividends (net of foreign tax
    withheld).......................  $    516,156    $ 1,125,380        $   521,730     $  1,818,832    $    788,818
  Interest..........................        18,060         35,581             24,534           30,875          22,970
  Securities lending................            --         14,390             53,976               --          11,740
  Expenses..........................      (413,626)      (512,066)(1)       (585,852)        (779,363)       (314,064)
                                      ------------    -----------        -----------     ------------    ------------
    Net investment income from
       Series.......................       120,590        663,285             14,388        1,070,344         509,464
                                      ------------    -----------        -----------     ------------    ------------
EXPENSES:
  Administration and accounting
    fees............................        54,000         54,000             54,000           54,000          54,000
  Transfer agent fees...............        21,249         32,228             43,102           39,073          21,990
  Reports to shareholders...........        23,150         28,777             30,890           32,823          22,501
  Trustees' fees....................        14,639         14,642             14,639           14,639          14,628
  Registration fees.................        14,614         14,614             16,132           15,628          14,626
  Professional fees.................        13,947         15,374             14,789           27,073          12,295
  Other.............................         3,842          4,631             12,289              663          11,246
                                      ------------    -----------        -----------     ------------    ------------
    Total expenses before fee
       waivers and expense
       reimbursements...............       145,441        164,266            185,841          183,899         151,286
    Expenses reimbursed.............            --       (150,766)                --               --              --
    Administration and accounting
       fees waived..................       (13,500)       (13,500)            (6,750)         (10,125)        (27,002)
                                      ------------    -----------        -----------     ------------    ------------
       Total expenses, net..........       131,941             --            179,091          173,774         124,284
                                      ------------    -----------        -----------     ------------    ------------
    Net investment income (loss)....       (11,351)       663,285           (164,703)         896,570         385,180
                                      ------------    -----------        -----------     ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on
    investments and foreign currency
    transactions....................   (17,079,820)    (9,290,921)       (12,259,778)      (9,718,531)    (11,016,464)
  Net realized loss on futures
    contracts.......................            --             --                 --         (321,831)             --
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency........................    15,851,950      5,459,103          2,823,394        6,841,712      10,360,823
                                      ------------    -----------        -----------     ------------    ------------
  Net loss on investments and
    foreign currency................    (1,227,870)    (3,831,818)        (9,436,384)      (3,198,650)       (655,641)
                                      ------------    -----------        -----------     ------------    ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..................  $ (1,239,221)   $(3,168,533)       $(9,601,087)    $ (2,302,080)   $   (270,461)
                                      ============    ===========        ===========     ============    ============

(1) Expenses from Large Cap Core Series are shown net of $46,530 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                          Large Cap                                       International    Large Cap
                                            Growth        Large Cap        Small Cap      Multi-Manager      Value
                                          Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (11,351)   $    663,285     $   (164,703)   $    896,570    $    385,180
  Net realized loss on investments and
    foreign currency...................   (17,079,820)     (9,290,921)     (12,259,778)     (9,718,531)    (11,016,464)
  Net realized loss on futures
    contracts..........................            --              --               --        (321,831)             --
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................    15,851,950       5,459,103        2,823,394       6,841,712      10,360,823
                                         ------------    ------------     ------------    ------------    ------------
Net decrease in net assets resulting
  from operations......................    (1,239,221)     (3,168,533)      (9,601,087)     (2,302,080)       (270,461)
                                         ------------    ------------     ------------    ------------    ------------
Distributions to shareholders:
  From net investment income...........            --        (586,277)              --              --        (364,656)
  From net realized gain...............            --        (143,719)              --              --         (30,269)
                                         ------------    ------------     ------------    ------------    ------------
Total distributions....................            --        (729,996)              --              --        (394,925)
                                         ------------    ------------     ------------    ------------    ------------
Portfolio share transactions (a):
  Proceeds from shares sold............     9,385,917      12,766,238       12,195,531      69,477,382      11,101,791
  Cost of shares issued on reinvestment
    of distributions...................            --         679,550               --              --         344,918
  Cost of shares redeemed..............   (26,418,823)    (28,997,730)     (35,809,389)    (33,414,756)    (15,544,206)
                                         ------------    ------------     ------------    ------------    ------------
Net increase (decrease) in net assets
  from Portfolio share transactions....   (17,032,906)    (15,551,942)     (23,613,858)     36,062,626      (4,097,497)
                                         ------------    ------------     ------------    ------------    ------------
Total increase (decrease) in net
  assets...............................   (18,272,127)    (19,450,471)     (33,214,945)     33,760,546      (4,762,883)
NET ASSETS:
  Beginning of year....................    76,891,702      80,830,516      106,914,812      61,659,691      52,064,016
                                         ------------    ------------     ------------    ------------    ------------
  End of year..........................  $ 58,619,575    $ 61,380,045     $ 73,699,867    $ 95,420,237    $ 47,301,133
                                         ============    ============     ============    ============    ============
  Undistributed net investment
    income.............................  $         --    $    667,135     $         --    $    607,067    $    255,555
                                         ============    ============     ============    ============    ============

                                            Shares          Shares           Shares          Shares          Shares
                                         ------------   --------------   --------------   -------------   ------------
(a) TRANSACTIONS IN CAPITAL SHARES
  WERE:
  Shares sold..........................     1,169,102       1,063,203        1,593,843      12,971,881       1,473,163
  Shares issued on reinvestment of
    distributions......................            --          56,582               --              --          46,051
  Shares redeemed......................    (3,296,054)     (2,359,813)      (4,696,738)     (6,185,908)     (2,094,016)
                                         ------------    ------------     ------------    -------------   ------------
  Net increase (decrease) in shares....    (2,126,952)     (1,240,028)      (3,102,895)      6,785,973        (574,802)
  Shares outstanding -- Beginning of
    year...............................     8,839,105       5,910,731       11,683,007       9,809,174       6,349,636
                                         ------------    ------------     ------------    -------------   ------------
  Shares outstanding -- Ending of
    year...............................     6,712,153       4,670,703        8,580,112      16,595,147       5,774,834
                                         ============    ============     ============    =============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                          Large Cap                                       International    Large Cap
                                            Growth        Large Cap        Small Cap      Multi-Manager      Value
                                          Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (49,190)   $    634,612     $    (33,181)   $    137,892    $    462,169
  Net realized loss on investments and
    foreign currency...................   (48,277,765)       (111,340)      (7,552,311)    (12,678,283)       (773,968)
  Net realized loss from options
    written............................            --              --               --              --         (55,892)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................     6,992,613     (25,344,240)      (8,601,720)      2,580,373     (17,078,078)
                                         ------------    ------------     ------------    -------------   ------------
Net decrease in net assets resulting
  from operations......................   (41,334,342)    (24,820,968)     (16,187,212)     (9,960,018)    (17,445,769)
                                         ------------    ------------     ------------    -------------   ------------
Distributions to shareholders:
  From net investment income...........            --        (454,491)        (144,996)       (184,335)       (651,344)
  From net realized gain...............            --      (2,227,006)              --        (668,349)     (1,677,212)
                                         ------------    ------------     ------------    -------------   ------------
Total distributions....................            --      (2,681,497)        (144,996)       (852,684)     (2,328,556)
                                         ------------    ------------     ------------    -------------   ------------
Portfolio share transactions (a):
  Proceeds from shares sold............    51,580,986      24,360,820       53,660,401     142,765,798      19,105,691
  Cost of shares issued on reinvestment
    of distributions...................            --       2,574,803          108,732         791,689       2,165,184
  Cost of shares redeemed..............   (91,673,034)    (26,663,958)     (66,757,936)   (147,596,150)    (31,744,823)
                                         ------------    ------------     ------------    -------------   ------------
Net increase (decrease) in net assets
  from Portfolio share transactions....   (40,092,048)        271,665      (12,988,803)     (4,038,663)    (10,473,948)
                                         ------------    ------------     ------------    -------------   ------------
Total decrease in net assets...........   (81,426,390)    (27,230,800)     (29,321,011)    (14,851,365)    (30,248,273)
NET ASSETS:
  Beginning of year....................   158,318,092     108,061,316      136,235,823      76,511,056      82,312,289
                                         ------------    ------------     ------------    -------------   ------------
  End of year..........................  $ 76,891,702    $ 80,830,516     $106,914,812    $ 61,659,691    $ 52,064,016
                                         ============    ============     ============    =============   ============
  Undistributed net investment
    income.............................  $         --    $    601,524     $         --    $         --    $    235,031
                                         ============    ============     ============    =============   ============

                                            Shares          Shares           Shares          Shares          Shares
                                         ------------   --------------   --------------   -------------   ------------
(a) TRANSACTIONS IN CAPITAL SHARES
  WERE:
  Shares sold..........................     4,773,223       1,482,574        5,668,400      22,033,451       1,912,640
  Shares issued on reinvestment of
    distributions......................            --         156,238           10,950         123,124         215,656
  Shares redeemed......................    (8,409,639)     (1,676,877)      (6,810,083)    (22,638,587)     (3,175,304)
                                         ------------    ------------     ------------    -------------   ------------
  Net decrease in shares...............    (3,636,416)        (38,065)      (1,130,733)       (482,012)     (1,047,008)
  Shares outstanding -- Beginning of
    year...............................    12,475,521       5,948,796       12,813,740      10,291,186       7,396,644
                                         ------------    ------------     ------------    -------------   ------------
  Shares outstanding -- End of year....     8,839,105       5,910,731       11,683,007       9,809,174       6,349,636
                                         ============    ============     ============    =============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS

     The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                                     For the
                                                                                      Period
                                                                                    January 1,     For the
                                                      For the Fiscal                   1999      Fiscal Year
                                                   Years Ended June 30,              through        Ended
                                          ---------------------------------------    June 30,    December 31,
LARGE CAP GROWTH PORTFOLIO --              2003      2002       2001     2000(+4)    1999(+)      1998(+)(1)
INSTITUTIONAL SHARES                      -------   -------   --------   --------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD................................  $  8.70   $ 12.69   $  33.39   $  25.76    $  23.59      $  21.37
                                          -------   -------   --------   --------    --------      --------
INVESTMENT OPERATIONS:
  Net investment gain (loss)(2).........    --(5)     --(5)      (0.08)     (0.14)      (0.02)        (0.01)
  Net realized and unrealized gain
    (loss) on investments...............     0.03     (3.99)    (10.61)      8.70        2.19          5.02
                                          -------   -------   --------   --------    --------      --------
    Total from investment operations....     0.03     (3.99)    (10.69)      8.56        2.17          5.01
                                          -------   -------   --------   --------    --------      --------
DISTRIBUTIONS:
  From net realized gains...............       --        --     (10.01)     (0.93)         --         (2.79)
                                          -------   -------   --------   --------    --------      --------
NET ASSET VALUE -- END OF PERIOD........  $  8.73   $  8.70   $  12.69   $  33.39    $  25.76      $  23.59
                                          =======   =======   ========   ========    ========      ========
TOTAL RETURN............................    0.35%   (31.44)%  (39.41)%     33.27%       9.20%**      23.58%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations.......    0.95%     0.85%      0.76%      0.75%       0.75%*        0.80%
    Excluding expense limitations.......    0.98%     0.85%      0.79%      0.77%       0.80%*        0.92%
  Net investment loss...................  (0.02)%   (0.04)%    (0.37)%    (0.45)%     (0.14)%*      (0.08)%
Portfolio turnover rate.................      51%       75%        78%       111%         16%**         52%
Net Assets at the end of period (000
  omitted)..............................  $58,620   $76,892   $158,318   $277,290    $222,538      $223,151

*    Annualized.
**   Not annualized.
(1)  Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using
     average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- WT Large Cap Growth Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the WT Large Cap
     Growth Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                               For the Fiscal Years Ended June 30,
                                                        --------------------------------------------------
LARGE CAP CORE PORTFOLIO --                              2003      2002       2001       2000       1999
INSTITUTIONAL SHARES                                    -------   -------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD................  $ 13.68   $ 18.17   $  24.03   $  22.50   $  18.72
                                                        -------   -------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income...............................     0.15      0.11       0.08       0.10       0.12
  Net realized and unrealized gain (loss) on
    investments.......................................    (0.55)    (4.15)     (5.15)      1.83       4.14
                                                        -------   -------   --------   --------   --------
    Total from investment operations..................    (0.40)    (4.04)     (5.07)      1.93       4.26
                                                        -------   -------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income..........................    (0.11)    (0.08)     (0.04)     (0.12)     (0.14)
  From net realized gains.............................    (0.03)    (0.37)     (0.75)     (0.28)     (0.34)
                                                        -------   -------   --------   --------   --------
    Total distributions...............................    (0.14)    (0.45)     (0.79)     (0.40)     (0.48)
                                                        -------   -------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD......................  $ 13.14   $ 13.68   $  18.17   $  24.03   $  22.50
                                                        =======   =======   ========   ========   ========
TOTAL RETURN..........................................  (2.86)%   (22.66)%  (21.50)%      8.57%     23.25%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations.....................    0.80%     0.80%      0.80%      0.80%      0.80%
    Excluding expense limitations.....................    1.05%     1.00%      0.98%      0.94%      0.91%
  Net investment income...............................    1.04%     0.64%      0.39%      0.40%      0.65%
Portfolio turnover rate...............................      50%       68%        72%        12%         5%
Net Assets at the end of period (000 omitted).........  $61,380   $80,831   $108,061   $127,812   $139,228

(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large
     Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                     For the       For the
                                                                                      Period        Period
                                                                                    January 1,     June 29,
                                                   For the Fiscal                      1999        1998(1)
                                                Years Ended June 30,                 through       through
                                    --------------------------------------------     June 30,    December 31,
SMALL CAP CORE PORTFOLIO --          2003           2002       2001     2000(+)      1999(+)       1998(+)
INSTITUTIONAL SHARES                -------       --------   --------   --------    ----------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................  $  9.15       $  10.63   $  12.97   $   9.51     $  9.36       $ 10.00
                                    -------       --------   --------   --------     -------       -------
INVESTMENT OPERATIONS:
  Net investment income (loss)....    (0.02)(3,4)  --(3,4)       0.16      --(3)        0.02          0.02
  Net realized and unrealized gain
    (loss) on investments.........    (0.54)         (1.47)     (1.14)      3.50        0.13         (0.62)
                                    -------       --------   --------   --------     -------       -------
    Total from investment
    operations....................    (0.56)         (1.47)     (0.98)      3.50        0.15         (0.60)
                                    -------       --------   --------   --------     -------       -------
DISTRIBUTIONS:
  From net investment income......       --          (0.01)     (0.01)     (0.02)         --         (0.02)
  From net realized gains.........       --             --      (1.21)     (0.02)         --            --
  In excess of net realized
    gain..........................       --             --      (0.14)        --          --         (0.02)
                                    -------       --------   --------   --------     -------       -------
    Total distributions...........       --          (0.01)     (1.36)     (0.04)         --         (0.04)
                                    -------       --------   --------   --------     -------       -------
NET ASSET VALUE -- END OF
  PERIOD..........................  $  8.59       $   9.15   $  10.63   $  12.97     $  9.51       $  9.36
                                    =======       ========   ========   ========     =======       =======
TOTAL RETURN......................  (6.12)%       (13.84)%      (6.88)%   36.93%       1.60%**     (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
       limitations................    1.00%          0.89%      0.83%      0.80%       0.80%*        0.80%*
    Excluding expense
       limitations................    1.01%          0.89%      0.90%      0.91%       0.90%*        0.95%*
  Net investment income (loss)....  (0.21)%        (0.03)%      0.15%      0.02%       0.39%*        0.45%*
Portfolio turnover rate...........      62%            44%        53%        47%          7%**         10%**
Net Assets at the end of period
  (000 omitted)...................  $73,700       $106,915   $136,236   $103,456     $76,316       $82,156

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and the net
     investment income ratios include expenses allocated from the
     WT Investment Trust I -- Small Cap Core Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)  Less than $0.01 per share.
(4)  The net investment loss per share was calculated using the average shares outstanding method.
(+)  Effective November 1, 1999, the Rodney Square Small Cap
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                   For the       For the
                                                                                    Period        Period
                                                                                  January 1,     June 29,
                                                     For the Fiscal                  1999        1998(1)
                                                  Years Ended June 30,             through       through
                                          -------------------------------------    June 30,    December 31,
INTERNATIONAL MULTI-MANAGER PORTFOLIO --   2003      2002      2001     2000(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                      -------   -------   -------   -------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD..  $  6.29   $  7.43   $ 12.48   $ 10.03    $  9.82       $ 10.00
                                          -------   -------   -------   -------    -------       -------
INVESTMENT OPERATIONS:
  Net investment income(2)............       0.07      0.01      0.05      0.08       0.06          0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency..........................      (0.61)    (1.07)    (3.19)     3.09       0.26         (0.09)
                                          -------   -------   -------   -------    -------       -------
    Total from investment operations...     (0.54)    (1.06)    (3.14)     3.17       0.32         (0.07)
                                          -------   -------   -------   -------    -------       -------
DISTRIBUTIONS:
  From net investment income..........         --     (0.02)    (0.06)    (0.06)        --            --
  From net realized gains.............         --     (0.06)    (1.85)    (0.66)     (0.11)        (0.11)
                                          -------   -------   -------   -------    -------       -------
    Total distributions...............         --     (0.08)    (1.91)    (0.72)     (0.11)        (0.11)
                                          -------   -------   -------   -------    -------       -------
NET ASSET VALUE -- END OF PERIOD......    $  5.75   $  6.29   $  7.43   $ 12.48    $ 10.03       $  9.82
                                          =======   =======   =======   =======    =======       =======
TOTAL RETURN..........................    (8.59)%   (14.30)%  (27.55)%   31.52%      3.29%**     (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations.....      1.36%     1.37%     1.07%     1.00%      1.00%*        1.00%*
    Excluding expense limitations.....      1.38%     1.39%     1.29%     1.21%      1.19%*        1.10%*
  Net investment income...............      1.28%     0.21%     0.55%     0.66%      1.86%*        0.46%*
Portfolio turnover rate...............       148%       91%       86%       78%        33%**         28%**
Net Assets at the end of period (000
  omitted)............................    $95,420   $61,660   $76,511   $84,078    $69,401       $73,784

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  The net investment income per share was calculated using the average share outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- International Multi-Manager Series
     (the "Series") and the portfolio turnover reflects the
     investment activity of the Series.
(+)  Effective November 1, 1999, the Rodney Square International
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The
     financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                 For the       For the
                                                                                  Period        Period
                                                                                January 1,     June 29,
                                                   For the Fiscal                  1999        1998(1)
                                                Years Ended June 30,             through       through
                                       --------------------------------------    June 30,    December 31,
LARGE CAP VALUE PORTFOLIO --            2003      2002      2001     2000(3+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                   -------   -------   -------   --------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................  $  8.20   $ 11.13   $ 10.25   $  9.82     $  9.30       $ 10.00
                                       -------   -------   -------   -------     -------       -------
INVESTMENT OPERATIONS:
  Net investment income..............     0.08      0.07      0.09      0.13        0.10          0.10
  Net realized and unrealized gain
    (loss) on investments............    (0.01)    (2.68)     0.86      0.50        0.42         (0.58)
                                       -------   -------   -------   -------     -------       -------
    Total from investment
    operations.......................     0.07     (2.61)     0.95      0.63        0.52         (0.48)
                                       -------   -------   -------   -------     -------       -------
DISTRIBUTIONS:
  From net investment income.........    (0.07)    (0.09)    (0.07)    (0.20)         --         (0.10)
  From net realized gains............    (0.01)    (0.23)       --        --          --            --
  In excess of net realized gain.....       --        --        --        --          --         (0.12)
                                       -------   -------   -------   -------     -------       -------
    Total distributions..............    (0.08)    (0.32)    (0.07)    (0.20)         --         (0.22)
                                       -------   -------   -------   -------     -------       -------
NET ASSET VALUE -- END OF PERIOD.....  $  8.19   $  8.20   $ 11.13   $ 10.25     $  9.82       $  9.30
                                       =======   =======   =======   =======     =======       =======
TOTAL RETURN.........................    0.92%   (24.02)%    9.33%     6.61%       5.59%**     (4.79)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations....    1.06%     0.92%     0.77%     0.75%       0.75%*        0.75%*
    Excluding expense limitations....    1.13%     0.93%     0.91%     0.97%       0.84%*        0.88%*
  Net investment income..............    0.93%     0.66%     0.96%     1.06%       1.92%*        2.07%*
Portfolio turnover rate..............      87%      100%      109%      136%         25%**         37%**
Net Assets at the end of period (000
  omitted)...........................  $47,301   $52,064   $82,312   $64,272     $79,060       $93,780

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- Large Cap Value Series (the "Series")
     and the portfolio turnover reflects the investment activity of the Series.
(3)  Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC
     assumed the responsibility of Adviser to the Large Cap Value
     Series.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflects
     the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of June 30, 2003, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio (effective November 1, 1999 with respect to the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Portfolio owned approximately 100% of its respective Series, except for Wilmington Large Cap Value, which owned approximately 84% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. The investment adviser to the WT Large Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively, each an affiliate of RSMC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $45,000 from each Portfolio for the period September 1, 2002 through June 30, 2003.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Portfolio. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                        Large Cap                                      International   Large Cap
                                          Growth       Large Cap        Small Cap      Multi-Manager     Value
                                        Portfolio    Core Portfolio   Core Portfolio     Portfolio     Portfolio
                                        ----------   --------------   --------------   -------------   ----------
   Year ended June 30, 2003
   Ordinary Income....................  $       --     $  586,277        $     --        $     --      $  364,656
   Long-term capital gains............          --        143,719              --              --          30,269
                                        ----------     ----------        --------        --------      ----------
     Total distributions..............  $       --     $  729,996        $     --        $     --      $  394,925
                                        ==========     ==========        ========        ========      ==========
   Year ended June 30, 2002
   Ordinary Income....................  $       --     $  454,491        $144,996        $184,335      $  651,344
   Long-term capital gains............          --      2,227,006              --         668,349       1,677,212
                                        ----------     ----------        --------        --------      ----------
     Total distributions..............  $       --     $2,681,497        $144,996        $852,684      $2,328,556
                                        ==========     ==========        ========        ========      ==========

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

   As of June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                     Large Cap                                       International    Large Cap
                                       Growth        Large Cap      Small Cap Core   Multi-Manager      Value
                                     Portfolio     Core Portfolio     Portfolio        Portfolio      Portfolio
                                    ------------   --------------   --------------   -------------   -----------
   Undistributed ordinary
     income.......................  $         --    $   646,540      $         --    $    748,639    $   255,555
   Capital loss carryforwards.....   (84,336,030)    (7,198,411)      (12,340,009)    (25,634,430)    (3,559,568)
   Post-October losses............    (7,869,864)    (1,672,080)       (8,706,625)     (3,030,179)    (8,702,059)
   Net unrealized appreciation
     (depreciation) on investments
     and foreign currencies.......    (6,735,060)      (936,918)       15,035,882       3,653,047      2,963,635
                                    ------------    -----------      ------------    ------------    -----------
   Total accumulated deficit......  $(98,940,954)   $(9,160,869)     $ (6,010,752)   $(24,262,923)   $(9,042,437)
                                    ============    ===========      ============    ============    ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Portfolio's capital loss carryforwards will expire as follows:

                                       Large Cap    Large Cap                     International   Large Cap
                                        Growth         Core        Small Cap      Multi-Manager     Value
                                       Portfolio    Portfolio    Core Portfolio     Portfolio     Portfolio
                                      -----------   ----------   --------------   -------------   ----------
   6/30/2009........................  $ 4,836,830   $       --    $        --      $        --    $       --
   6/30/2010........................   50,705,900           --      2,222,786       13,142,606            --
   6/30/2011........................   28,793,300    7,198,411     10,117,223       12,491,824     3,559,568

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Portfolio has elected to defer and treat as having arisen the following fiscal year.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

     We have audited the accompanying statements of assets and liabilities of Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio and Wilmington Large Cap Value Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
August 1, 2003

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Portfolios paid a 20% capital gain distribution (from net long-term capital gains) during the fiscal year ended June 30, 2003. The following table summarizes the capital gain distributions:

                                                                Total 20%
                                               Capital Gain    Capital Gain
                                                Per Share      Distribution
                                               ------------    ------------
Large Cap Core Portfolio                         $0.0269         $143,719
Large Cap Value Portfolio                        $0.0060         $ 30,269

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Large Cap Core and Large Cap Value Portfolios qualify for the dividends-received deduction.

In January 2004, shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2003, including any distributions paid between June 30, 2003 and December 31, 2003.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   RESULTS OF SPECIAL SHAREHOLDERS MEETING

     On November 14, 2002, the Board of Trustees voted to terminate the sub-advisory agreement with Deutsche Asset Management, Inc. ("DAMI") and to appoint Goldman Sachs Asset Management L.P. ("GSAM") to serve as a new Sub-Advisor to the International Multi-Manager Series (the "Series"), effective January 2, 2003. As of January 2, 2003, GSAM provided sub-advisory services to the Series pursuant to an interim sub-advisory agreement. A special meeting was held on May 23, 2003 to approve a new sub-advisory agreement among RSMC, GSAM, and the Trust, on behalf of the Series. Portfolio shareholders of record on April 4, 2003 were eligible to vote at the meeting. As of record date, there were 14,382,421 outstanding shares of the Portfolio. Voting for the proposal was as follows:

Proposal 1:  To approve a new sub-advisory agreement among RSMC, GSAM, and the
             Trust, on behalf of the Series.

             VOTES FOR   VOTES AGAINST   VOTES ABSTAINED
             ---------   -------------   ---------------
             13,458,324        0                0

WT INVESTMENT TRUST I -- EQUITY SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                         Value
                                           Shares      (Note 2)
                                          ---------   -----------
COMMON STOCK -- 97.0%
 AEROSPACE & DEFENSE -- 1.9%
    Lockheed Martin Corp. ..............     23,300   $ 1,108,381
                                                      -----------
   TOTAL AEROSPACE & DEFENSE.......................     1,108,381
                                                      -----------
 COMMUNICATION & BROADCASTING -- 5.2%
    AT&T Wireless Services, Inc.*.......     75,000       615,750
    Comcast Corp. -- Class A*...........     45,500     1,311,765
    Viacom, Inc. -- Class B*............     26,000     1,135,160
                                                      -----------
   TOTAL COMMUNICATION & BROADCASTING..............     3,062,675
                                                      -----------
 COMPUTER SERVICES -- 11.1%
    Affiliated Computer Services, Inc.
      Class A*..........................     36,200     1,655,426
    Emulex Corp.*.......................     54,500     1,240,965
    Microsoft Corp. ....................     85,600     2,192,216
    Oracle Corp.*.......................    119,350     1,434,587
                                                      -----------
   TOTAL COMPUTER SERVICES.........................     6,523,194
                                                      -----------
 CONSUMER PRODUCTS -- 4.0%
    Colgate-Palmolive Co. ..............     23,000     1,332,850
    Mattel, Inc. .......................     53,100     1,004,652
                                                      -----------
   TOTAL CONSUMER PRODUCTS.........................     2,337,502
                                                      -----------
 FINANCE & INSURANCE -- 17.8%
  FINANCIAL SERVICES -- 5.5%
    Citigroup, Inc. ....................     47,000     2,011,600
    Goldman Sachs Group, Inc. ..........     14,525     1,216,469
                                                      -----------
                                                        3,228,069
                                                      -----------
  INSURANCE CARRIERS -- 3.7%
    AFLAC, Inc. ........................     17,200       528,900
    American International Group,
      Inc. .............................     30,000     1,655,400
                                                      -----------
                                                        2,184,300
                                                      -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.9%
    Capital One Financial Corp. ........     17,500       860,650
    Freddie Mac.........................     28,000     1,421,560
                                                      -----------
                                                        2,282,210
                                                      -----------
  STATE & NATIONAL BANKS -- 4.7%
    State Street Corp. .................     42,100     1,658,740
    Wells Fargo & Co. ..................     21,800     1,098,720
                                                      -----------
                                                        2,757,460
                                                      -----------
   TOTAL FINANCE & INSURANCE.......................    10,452,039
                                                      -----------

                                                         Value
                                           Shares      (Note 2)
                                          ---------   -----------
 HOTELS & MOTELS -- 1.0%
    Starwood Hotels & Resorts Worldwide,
      Inc. .............................     21,000   $   600,390
                                                      -----------
   TOTAL HOTELS & MOTELS...........................       600,390
                                                      -----------
 MANUFACTURING -- 36.6%
  BIOTECHNOLOGY -- 1.0%
    Amgen, Inc.*........................      8,900       591,316
                                                      -----------
  COMPUTERS & OFFICE EQUIPMENT -- 5.4%
    Cisco Systems, Inc.*................     73,600     1,228,384
    Dell Computer Corp.*................     61,000     1,949,560
                                                      -----------
                                                        3,177,944
                                                      -----------
  FOOD & BEVERAGE -- 4.3%
    Anheuser-Busch Companies, Inc. .....     23,000     1,174,150
    PepsiCo, Inc. ......................     30,500     1,357,250
                                                      -----------
                                                        2,531,400
                                                      -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 4.0%
    General Electric Co. ...............     81,200     2,328,816
                                                      -----------
  MISC. MANUFACTURING INDUSTRIES -- 1.9%
    Danaher Corp. ......................     16,000     1,088,800
                                                      -----------
  PHARMACEUTICAL PREPARATIONS -- 8.2%
    Johnson & Johnson...................     19,200       992,640
    Pfizer, Inc. .......................     78,400     2,677,360
    Wyeth...............................     26,000     1,184,300
                                                      -----------
                                                        4,854,300
                                                      -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.7%
    Guidant Corp.*......................     38,500     1,709,015
    Medtronic, Inc. ....................     34,475     1,653,766
                                                      -----------
                                                        3,362,781
                                                      -----------
  SEMICONDUCTORS -- 6.1%
    Analog Devices, Inc.*...............     37,100     1,291,822
    Maxim Integrated Products, Inc. ....     28,000       957,320
    Microchip Technology, Inc. .........     55,000     1,354,650
                                                      -----------
                                                        3,603,792
                                                      -----------
   TOTAL MANUFACTURING.............................    21,539,149
                                                      -----------
 OIL & GAS -- 1.8%
    Noble Corp.*........................     31,500     1,080,450
                                                      -----------
   TOTAL OIL & GAS.................................     1,080,450
                                                      -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                    Value
                                      Shares      (Note 2)
                                     ---------   -----------
SERVICES -- 4.5%
  MEDICAL & HEALTH SERVICES -- 4.5%
    HCA -- The Healthcare Co. .....     36,600   $ 1,172,664
    McKesson Corp. ................     41,400     1,479,636
                                                 -----------
   TOTAL SERVICES.............................     2,652,300
                                                 -----------
 WHOLESALE & RETAIL TRADE -- 13.1%
  RETAIL APPAREL & ACCESSORY STORES -- 2.9%
    TJX Companies, Inc. ...........     90,400     1,703,136
                                                 -----------
  RETAIL BUILDING MATERIALS -- 4.0%
    Home Depot, Inc. ..............     70,500     2,334,960
                                                 -----------
  RETAIL DEPARTMENT STORES -- 2.1%
    Kohl's Corp.*..................     23,500     1,207,430
                                                 -----------
  RETAIL MERCHANDISING -- 2.2%
    Wal-Mart Stores, Inc. .........     24,500     1,314,915
                                                 -----------
  WHOLESALE -- MACHINERY EQUIPMENT -- 1.9%
    W.W. Grainger, Inc. ...........     24,000     1,122,240
                                                 -----------
   TOTAL WHOLESALE & RETAIL TRADE.............     7,682,681
                                                 -----------
   TOTAL COMMON STOCK (COST $63,771,993)......    57,038,761
                                                 -----------
SHORT-TERM INVESTMENTS -- 3.0%
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Dollar Series....  1,774,449     1,774,449
                                                 -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $1,774,449)..............................     1,774,449
                                                 -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $65,546,442)+...............................   $58,813,210
                                                 ===========

* Non-income producing security.
+ The cost for federal income tax purposes was $65,548,304. At June 30, 2003, net unrealized depreciation was $6,735,094. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,953,017, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $9,688,111.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 94.3%
COMMUNICATION & BROADCASTING -- 7.6%
    Clear Channel Communications,
      Inc.*.......................     13,900   $   589,221
    Comcast Corp. -- Class
      A*(a).......................     46,400     1,337,712
    Viacom, Inc. -- Class B*(a)...     29,300     1,279,238
    Vodafone Group PLC, ADR.......     77,000     1,513,050
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     4,719,221
                                                -----------
 COMPUTER SERVICES -- 6.7%
    BEA Systems, Inc.*............     60,000       651,600
    EMC Corp.*....................     85,400       894,138
    Microsoft Corp. ..............    102,300     2,619,903
                                                -----------
   TOTAL COMPUTER SERVICES...................     4,165,641
                                                -----------
 FINANCE & INSURANCE -- 15.7%
  FINANCIAL SERVICES -- 5.6%
    Citigroup, Inc. ..............     48,250     2,065,100
    U.S. Bancorp..................     57,450     1,407,525
                                                -----------
                                                  3,472,625
                                                -----------
  INSURANCE CARRIERS -- 5.5%
    American International Group,
      Inc.(a).....................     34,514     1,904,482
    Travelers Property Casualty
      Corp. -- Class A(a).........     96,662     1,536,926
                                                -----------
                                                  3,441,408
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.8%
    American Express Co. .........     14,486       605,660
    Freddie Mac...................     22,100     1,122,017
                                                -----------
                                                  1,727,677
                                                -----------
  STATE & NATIONAL BANKS -- 1.8%
    Bank of America Corp. ........     14,050     1,110,371
                                                -----------
   TOTAL FINANCE & INSURANCE.................     9,752,081
                                                -----------
 MANUFACTURING -- 50.2%
  AIRCRAFT & AEROSPACE -- 3.6%
    Raytheon Co. .................     36,350     1,193,734
    United Technologies Corp. ....     14,850     1,051,826
                                                -----------
                                                  2,245,560
                                                -----------
  BIOTECHNOLOGY -- 3.2%
    Amgen, Inc.*(a)...............     17,400     1,156,056
    Genentech, Inc.*(a)...........     12,000       865,440
                                                -----------
                                                  2,021,496
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  CHEMICAL & ALLIED PRODUCTS -- 1.4%
    Dow Chemical Co. .............     28,900   $   894,744
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 5.9%
    Cisco Systems, Inc.*..........     52,400       874,556
    Hewlett-Packard Co. ..........     52,500     1,118,250
    Intel Corp. ..................     33,000       685,872
    International Business
      Machines Corp. .............     12,300     1,014,750
                                                -----------
                                                  3,693,428
                                                -----------
  FOOD & BEVERAGE -- 5.3%
    Coca-Cola Co. ................     19,250       893,392
    Kraft Foods, Inc. -- Class
      A...........................     19,000       618,450
    PepsiCo, Inc. ................     39,850     1,773,325
                                                -----------
                                                  3,285,167
                                                -----------
  METAL PRODUCTS -- 1.0%
    United States Steel
      Corp.(a)....................     38,350       627,790
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 2.9%
    General Electric Co.(a).......     62,250     1,785,330
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.7%
    Dover Corp. ..................     34,650     1,038,114
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 4.6%
    Bowater, Inc.(a)..............     16,800       629,160
    E.I. DuPont de Nemours &
      Co. ........................     26,500     1,103,460
    Northrop Grumman Corp. .......     13,250     1,143,342
                                                -----------
                                                  2,875,962
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 13.5%
    Abbott Laboratories...........     14,200       621,392
    Johnson & Johnson.............     17,500       904,750
    Lilly Eli & Co. ..............      9,000       620,730
    MedImmune, Inc.*..............     10,400       378,248
    Merck & Co., Inc. ............     27,950     1,692,372
    Novartis AG, ADR..............     43,575     1,734,721
    Pfizer, Inc. .................     71,700     2,448,555
                                                -----------
                                                  8,400,768
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.8%
    Medtronic, Inc.(a)............     23,850     1,144,085
                                                -----------
  SEMICONDUCTORS -- 1.6%
    Analog Devices, Inc.*(a)......     28,200       981,924
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.8%
    Motorola, Inc. ...............    120,050     1,132,072
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
TOBACCO -- 1.4%
    Altria Group, Inc. ...........     19,000   $   863,360
                                                -----------
  TRANSPORTATION EQUIPMENT -- 0.5%
    Delphi Automotive Systems
      Corp. ......................     37,100       320,173
                                                -----------
   TOTAL MANUFACTURING.......................    31,309,973
                                                -----------
 OIL & GAS -- 5.2%
    BP Amoco -- ADR...............     15,600       655,512
    ConocoPhillips, Inc. .........     12,569       688,781
    Exxon Mobil Corp. ............     53,000     1,903,230
                                                -----------
   TOTAL OIL & GAS...........................     3,247,523
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.1%
    Equity Office Properties
      Trust.......................     48,000     1,296,480
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......     1,296,480
                                                -----------
 TRANSPORTATION -- 1.8%
    Norfolk Southern Corp. .......     56,900     1,092,480
                                                -----------
   TOTAL TRANSPORTATION......................     1,092,480
                                                -----------
 WHOLESALE & RETAIL TRADE -- 5.0%
  RETAIL BUILDING MATERIALS -- 2.1%
    Home Depot, Inc. .............     39,750     1,316,520
                                                -----------
  RETAIL DEPARTMENT STORES -- 1.2%
    Target Corp. .................     20,400       771,936
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  WHOLESALE MISCELLANEOUS -- 1.7%
    Sysco Corp.(a)................     34,850   $ 1,046,894
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     3,135,350
                                                -----------
   TOTAL COMMON STOCK (COST $58,701,616).....    58,718,749
                                                -----------
SHORT-TERM INVESTMENTS -- 5.7%
    Sansom Street Fund - Money
      Market Portfolio............  1,784,534     1,784,534
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Institutional
      Series......................  1,784,534     1,784,534
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $3,569,068).............................     3,569,068
                                                -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $62,270,684)+..............................   $62,287,817
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See Note 4)
  (COST $11,912,751).........................   $11,912,751
                                                ===========

ADR - American Depository Receipt
*  Non-income producing security.
(a)Security partially or fully on loan. (see Note 4)
+ The cost for federal income tax purposes was $63,225,531. At June 30, 2003, net unrealized depreciation was $(937,714). This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,097,468 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $4,035,182.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 97.3%
 COMMUNICATION & BROADCASTING -- 5.3%
    Boston Communications Group,
      Inc.*(a)....................     31,200   $   534,456
    Emmis Communications Corp. -
      Class A*....................     34,550       792,923
    j2 Global Communications,
      Inc.*(a)....................     17,450       802,351
    Mediacom Communications
      Corp.*(a)...................     87,075       859,430
    Saga Communications,
      Inc. - Class A*.............     46,875       911,719
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     3,900,879
                                                -----------
 COMPUTER SERVICES -- 7.7%
    Activision, Inc.*.............     70,875       915,705
    CACI International, Inc.*.....     11,075       379,873
    Citrix Systems, Inc.*(a)......     28,750       585,350
    Cognizant Technology Solutions
      Corp.*......................     43,150     1,051,133
    Cognos, Inc.*.................     36,600       988,200
    Electronics for Imaging,
      Inc.*.......................     32,050       650,295
    Hyperion Solutions Corp.*.....     22,300       752,848
    Verity, Inc.*.................     31,950       404,487
                                                -----------
   TOTAL COMPUTER SERVICES...................     5,727,891
                                                -----------
 CONSUMER PRODUCTS -- 0.9%
    The Scotts Co. - Class A*.....     13,700       678,150
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       678,150
                                                -----------
 FINANCE & INSURANCE -- 10.0%
  FINANCIAL SERVICES -- 0.8%
    Affiliated Managers Group,
      Inc.*(a)....................     10,000       609,500
                                                -----------
  INSURANCE CARRIERS -- 5.4%
    Delphi Financial Group, Inc. -
      Class A.....................     29,402     1,376,013
    HCC Insurance Holdings,
      Inc. .......................     40,000     1,182,800
    Penn-America Group, Inc. .....     24,475       275,344
    RenaissanceRe Holdings,
      Ltd.(a).....................     25,814     1,175,053
                                                -----------
                                                  4,009,210
                                                -----------
  STATE & NATIONAL BANKS -- 3.8%
    Colonial BancGroup, Inc. .....     57,450       796,832
    Flagstar Bancorp, Inc.*.......     20,800       508,560
    Provident Bankshares Corp. ...     33,550       852,506
    Sterling Bancorp..............     23,500       655,415
                                                -----------
                                                  2,813,313
                                                -----------
   TOTAL FINANCE & INSURANCE.................     7,432,023
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 MANUFACTURING -- 36.6%
  BIOTECHNOLOGY -- 2.5%
    Invitrogen Corp.*(a)..........     21,050   $   807,689
    Nektar Therapeutics*..........     37,700       347,971
    Protein Design Labs, Inc.*....     48,000       671,040
                                                -----------
                                                  1,826,700
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 2.0%
    Airgas, Inc. .................     42,550       712,713
    Cytec Industries, Inc.*.......     22,400       757,120
                                                -----------
                                                  1,469,833
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 5.3%
    Netscreen Technologies,
      Inc.*(a)....................     32,100       723,855
    Power Integrations,
      Inc.*(a)....................     30,650       745,408
    QLogic Corp.*(a)..............     35,200     1,701,215
    Western Digital Corp.*(a).....     70,000       721,000
                                                -----------
                                                  3,891,478
                                                -----------
  DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 0.9%
    CLARCOR, Inc. ................     16,475       635,111
                                                -----------
  ELECTRONIC INSTRUMENTS -- 0.6%
    Photon Dynamics, Inc.*........     14,800       408,924
                                                -----------
  FOOD & BEVERAGE -- 1.4%
    International Multifoods
      Corp.* .....................     25,800       591,078
    Tasty Baking Co. .............     42,200       443,100
                                                -----------
                                                  1,034,178
                                                -----------
  GAMES & TOYS -- 0.9%
    Leapfrog Enterprises, Inc.*...     21,650       688,687
                                                -----------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 2.8%
    Centex Corp. .................      9,200       715,668
    Pulte Corp. ..................     14,925       920,276
    Ryland Group, Inc. ...........      6,100       423,340
                                                -----------
                                                  2,059,284
                                                -----------
  GLASS & PLASTIC PACKAGING PRODUCTS -- 0.1%
    Greif Brothers Corp. - Class
      A...........................      4,421       101,683
                                                -----------
  MANUFACTURED HOMES -- 0.6%
    Meritage Corp.* ..............      9,775       481,517
                                                -----------
  METAL PRODUCTS -- 1.2%
    Carpenter Technology Corp. ...     58,450       911,820
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.2%
    Engineered Support Systems,
      Inc. .......................     22,100       924,885
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
PHARMACEUTICAL PREPARATIONS -- 4.3%
    American Pharmaceutical
      Partners, Inc.*(a)..........     20,600   $   698,340
    Medicis Pharmaceutical Corp. -
      Class A(a)..................      6,150       348,705
    NPS Pharmaceuticals, Inc.*....     23,550       573,207
    Perrigo Co....................     43,300       677,212
    Pharmaceutical Resources,
      Inc.*(a)....................     17,750       863,715
                                                -----------
                                                  3,161,179
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 8.1%
    Biosite Diagnostics,
      Inc.*(a)....................     19,725       948,773
    INAMED Corp.*(a)..............     19,450     1,044,270
    Orthofix International NV*....     40,225     1,316,966
    Sybron Dental Specialties,
      Inc.*.......................     43,750     1,032,499
    Thoratec Corp.*...............     76,050     1,133,144
    Zoll Medical Corp.*...........     16,950       568,842
                                                -----------
                                                  6,044,494
                                                -----------
  SEMICONDUCTORS -- 2.1%
    Emulex Corp.*(a)..............     37,450       852,737
    Silicon Laboratories, Inc.*...     25,250       672,660
                                                -----------
                                                  1,525,397
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 2.6%
    Harman International
      Industries, Inc.(a).........     13,000     1,028,820
    UTStarcom, Inc.*(a)...........     26,200       931,934
                                                -----------
                                                  1,960,754
                                                -----------
   TOTAL MANUFACTURING.......................    27,125,924
                                                -----------
 OIL & GAS -- 3.5%
  CRUDE PETROLEUM & NATURAL GAS -- 1.0%
    Houston Exploration Co.*......     21,675       752,123
                                                -----------
  OIL & GAS EXPLORATION -- 2.5%
    Evergreen Resources,
      Inc.*(a)....................     13,450       730,470
    Headwaters, Inc.*.............     22,600       331,994
    Stone Energy Corp.*...........     18,100       758,751
                                                -----------
                                                  1,821,215
                                                -----------
   TOTAL OIL & GAS...........................     2,573,338
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 REAL ESTATE INVESTMENT TRUSTS -- 4.2%
    Alexandria Real Estate
      Equities, Inc. .............     16,282   $   732,690
    Developers Diversified Realty
      Corp. ......................     45,000     1,279,800
    Lexington Corporate Properties
      Trust.......................     23,500       415,950
    Weingarten Realty Inc. .......     16,100       674,590
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......     3,103,030
                                                -----------
 SERVICES -- 13.3%
  BUSINESS SERVICES -- 3.4%
    Bright Horizons Family
      Solutions, Inc.*............     36,525     1,225,779
    Harland (John H.) Co..........     29,900       782,184
    PRG-Schultz International,
      Inc.*(a)....................     85,725       505,778
                                                -----------
                                                  2,513,741
                                                -----------
  CASINO SERVICES -- 0.8%
    Shuffle Master Inc.*..........     20,850       612,782
                                                -----------
  EDUCATIONAL SERVICES -- 3.0%
    Corinthian Colleges, Inc.*....     31,300     1,520,240
    ITT Educational Services,
      Inc.*.......................     24,800       725,400
                                                -----------
                                                  2,245,640
                                                -----------
  INTERNET SERVICES -- 1.1%
    F5 Networks, Inc.*............     48,700       820,595
                                                -----------
  MEDICAL & HEALTH SERVICES -- 2.5%
    American Healthways,
      Inc.*(a)....................     18,900       682,668
    Apria Healthcare Group,
      Inc.*.......................     29,000       721,520
    PacifiCare Health Systems,
      Inc.*.......................      8,900       439,037
                                                -----------
                                                  1,843,225
                                                -----------
  OIL & GAS FIELD SERVICES -- 0.7%
    Cal Dive International,
      Inc.*.......................     24,100       525,380
                                                -----------
  SANITARY SERVICES -- 0.9%
    Waste Connections, Inc.*......     18,225       638,786
                                                -----------
  TRANSPORTATION -- 0.9%
    Offshore Logistics, Inc.*.....     30,100       654,675
                                                -----------
   TOTAL SERVICES............................     9,854,824
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 x
WHOLESALE & RETAIL TRADE -- 15.8%
  MISCELLANEOUS RETAIL STORES -- 5.0%
    Linens 'N Things, Inc.*.......     40,200   $   949,122
    O'Reilly Automotive,
      Inc.*(a)....................     57,100     1,906,569
    Tractor Supply Co.*...........     17,300       826,075
                                                -----------
                                                  3,681,766
                                                -----------
  RETAIL -- COOKWARE, HOME FURNISHINGS -- 0.6%
    Williams-Sonoma, Inc.*(a).....     15,000       438,000
                                                -----------
  RETAIL -- MAIL ORDER -- 1.2%
    J. Jill Group, Inc.*..........     52,350       881,574
                                                -----------
  RETAIL -- WOMEN'S CLOTHING STORES -- 0.4%
    Chico's Fas, Inc.*............     15,000       315,750
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 3.7%
    Applebee's International,
      Inc. .......................     60,000     1,885,800
    Sonic Corp.*..................     33,100       841,733
                                                -----------
                                                  2,727,533
                                                -----------
  RETAIL MERCHANDISING -- 0.6%
    Kenneth Cole Productions,
      Inc. .......................     21,450       418,061
                                                -----------
  WHOLESALE -- ELECTRIC COMPANIES & SYSTEMS -- 1.1%
    Great Plains Energy, Inc. ....     28,775       831,022
                                                -----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 1.2%
    Green Mountain Coffee,
      Inc.*.......................     45,670       867,730
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  WHOLESALE -- LUMBER & CONSTRUCTION MATERIAL -- 1.0%
    Building Materials Holding
      Corp. ......................     51,700   $   765,677
                                                -----------
  WHOLESALE -- SPORTING & RECREATION GOODS -- 1.0%
    SCP Pool Corp.*...............     21,700       746,480
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............    11,673,593
                                                -----------
   TOTAL COMMON STOCK (COST $57,146,467).....    72,069,652
                                                -----------
SHORT-TERM INVESTMENTS -- 2.7%
    Sansom Street Fund - Money
      Market Portfolio............  1,018,279     1,018,279
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Institutional
      Series......................  1,018,279     1,018,279
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $2,036,558).............................     2,036,558
                                                -----------
   TOTAL INVESTMENTS -- 100.0% (COST
     $59,183,025)+...........................   $74,106,210
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See Note 4) (COST
  $17,384,336)...............................   $17,384,336
                                                ===========

*  Non-income producing security.
(a)Security partially or fully on loan (see Note 4).
+ The cost for federal income tax purposes was $59,074,675. At June 30, 2003, net unrealized appreciation was $15,031,535. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $16,949,706, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,918,171.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 99.4%
AUSTRALIA -- 3.7%
      Alumina, Ltd. (Metals &
        Mining).....................   56,769   $   154,956
      Amcor, Ltd. (Paperboard
        Containers & Boxes).........    5,900        32,130
      AMP, Ltd. (Insurance).........    2,649         8,830
      Ansell, Ltd. (Plastics).......    3,000        11,770
      Australia & New Zealand
        Banking Group, Ltd.
        (Financial Services)........   17,500       218,417
      Australian Gas Light Co., Ltd.
        (Gas Companies & Systems)...    6,700        49,203
      BHP Billiton, Ltd. (Metals &
        Mining).....................   92,141       533,911
      Boral, Ltd. (Building &
        Construction Materials).....   13,300        45,134
      Brambles Industries, Ltd.
        (Diversified-Commercial
        Services)...................   16,839        51,610
      Coca-Cola Amatil, Ltd.
        (Beverages).................   13,100        50,166
      Coles Myer, Ltd. (Specialty
        Retail Stores)..............   20,243        95,033
      Commonwealth Bank of Australia
        (Banks).....................    7,629       151,191
      CSR, Ltd. (Building &
        Construction Materials).....    7,713        10,035
      Deutsche Office Trust (Real
        Estate).....................   64,100        48,148
      General Property Trust (Real
        Estate).....................   30,452        59,635
      Insurance Australia Group,
        Ltd. (Insurance)............   12,700        28,959
      John Fairfax Holdings, Ltd.
        (Broadcasting &
        Publishing).................    6,782        13,099
      Macquarie Bank, Ltd.
        (Financial Services)........    1,500        28,972
      Macquarie Infrastructure Group
        (Transportation Services)...   13,020        31,348
      Mirvac Group (Real Estate)....   19,500        58,066
      National Australia Bank, Ltd.
        (Banks).....................   12,114       272,166
      OneSteel, Ltd. (Iron &
        Steel)......................   17,449        22,468
      Orica, Ltd. (Misc.
        Manufacturing Industries)...   17,006       123,519
      PaperlinX, Ltd. (Paper &
        Forest Products)............   16,200        49,760
      Publishing & Broadcasting,
        Ltd. (Broadcasting &
        Publishing).................   17,744       117,574
      QBE Insurance Group, Ltd.
        (Insurance).................   20,501       128,142
      Rinker Group, Ltd. (Building &
        Constructions Materials)....    7,531        26,466

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Rio Tinto, Ltd. (Metals &
        Mining).....................    1,700   $    33,303
      Santos, Ltd. (Oil & Gas-
        Exploration & Production)...   16,300        64,497
      Telstra Corp., Ltd.
        (Telecommunications)........   37,063       109,369
      The News Corp., Ltd.
        (Broadcasting &
        Publishing).................   10,662        80,086
      The News Corp., Ltd., ADR
        (Broadcasting &
        Publishing).................    7,837       237,226
      Westfield Trust (Real
        Estate).....................   15,000        34,707
      Westpac Banking Corp., Ltd.
        (Banks).....................   17,462       190,305
      WMC Resources, Ltd.* (Metals &
        Mining).....................   91,832       216,174
      Woolworths, Ltd. (Retail Food
        Stores).....................    1,600        13,435
                                                -----------
   TOTAL AUSTRALIA...........................     3,399,810
                                                -----------
 AUSTRIA -- 1.9%
      Boehler-Uddeholm AG (Iron &
        Steel)......................      100         5,527
      Erste Bank der
        oesterreichischen Sparkassen
        AG (Banks)..................   13,176     1,164,298
      OMV AG (Petroleum Refining)...    3,176       381,563
      Voestalpine AG (Iron &
        Steel)......................    4,387       173,249
                                                -----------
   TOTAL AUSTRIA.............................     1,724,637
                                                -----------
 BELGIUM -- 1.0%
      Colruyt NV (Food &
        Beverage)...................    1,700       117,521
      Delhaize Group (Retail Food
        Stores).....................      594        18,076
      Dexia (Financial Services)....    4,750        60,055
      Fortis (Financial Services)...   15,319       265,983
      KBC Bancassurance Holding NV
        (Banks).....................   11,147       437,653
      UCB SA (Pharmaceutical
        Preparations)...............      703        19,262
      Umicore (Metals & Mining).....      100         5,182
                                                -----------
   TOTAL BELGIUM.............................       923,732
                                                -----------
 BRAZIL -- 0.1%
      Companhia de Bebidas das
        Americas, ADR (Beverages)...    3,500        71,225
      Companhia Vale do Rio Doce*
        (Metals & Mining)...........    3,200             0
                                                -----------
   TOTAL BRAZIL..............................        71,225
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
CANADA -- 2.3%
      Canadian Natural Resources,
        Ltd. (Oil & Gas-Exploration
        & Production)...............    9,273   $   366,825
      EnCana Corp. (Oil & Gas-
        Exploration & Production)...   21,522       818,904
      Petro-Canada (Oil & Gas-
        Exploration & Production)...    9,881       392,404
      Royal Bank of Canada
        (Banks).....................    3,187       134,587
      Suncor Energy, Inc. (Petroleum
        Refining)...................   17,282       322,301
      TimberWest Forest Corp. (Paper
        & Forest Products)..........   12,215       101,586
                                                -----------
   TOTAL CANADA..............................     2,136,607
                                                -----------
 CZECH REPUBLIC -- 0.9%
      Cesky Telecom as
        (Telecommunications)........   10,064       103,367
      Komercni Banka as (Banks).....   10,121       730,428
                                                -----------
   TOTAL CZECH REPUBLIC......................       833,795
                                                -----------
 DENMARK -- 1.0%
      A/S Dampskibsselskabet
        Svendborg
        (Transportation-Shipping)...       20       108,190
      Bang & Olufsen A/S (Electronic
        Equipment & Components).....    5,350       145,531
      Carlsberg A/S -- Class B
        (Beverages).................    2,338        83,654
      Danske Bank A/S (Financial
        Services)...................    1,800        35,054
      NKT Holding A/S (Misc.
        Manufacturing Industries)...    3,200        44,265
      Novo Nordisk A/S -- Class B
        (Pharmaceutical
        Preparations)...............    1,100        38,508
      Novozymes A/S
        (Biotechnology).............      400        11,128
      TDC A/S
        (Telecommunications)........   10,295       307,890
      Vestas Wind Systems A/S
        (Energy Equipment &
        Services)...................   10,670       122,035
                                                -----------
   TOTAL DENMARK.............................       896,255
                                                -----------
 FINLAND -- 1.9%
      Fortum Oyj (Oil & Gas-
        Exploration & Production)...   26,592       213,146
      Huhtamaki Oyj (Paperboard
        Containers & Boxes).........    9,470        96,242
      Kesko Oyj (Food & Household
        Products)...................    8,950       105,038
      Nokia Oyj
        (Telecommunications)........   53,063       873,801
      Sampo Oyj (Financial
        Services)...................    2,050        15,043

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      TietoEnator Oyj (Computer
        Services)...................      600   $    10,101
      UPM-Kymmene Oyj (Paper &
        Forest Products)............   33,066       482,613
                                                -----------
   TOTAL FINLAND.............................     1,795,984
                                                -----------
 FRANCE -- 10.5%
      Accor SA (Hotels, Other
        Lodging Places).............   11,522       416,783
      Alcatel SA -- Class A
        (Telecommunications)........   38,675       348,635
      Altran Technologies SA
        (Commercial Services).......   15,202       134,943
      Autoroutes du Sud de la France
        (ASF) (Transportation
        Services)...................    6,179       180,583
      Aventis SA (Pharmaceutical
        Preparations)...............   12,242       673,519
      Axa (Financial Services)......    6,390        99,135
      BNP Paribas SA (Financial
        Services)...................   24,968     1,268,728
      Bouygues SA (Misc.
        Manufacturing Industries)...   18,133       500,583
      Carrefour SA (Retail Food
        Stores).....................    4,250       208,298
      Casino Guichard Perrachon SA
        (Retail Food Stores)........    5,540       432,604
      Compagnie de Saint-Gobain
        (Building & Construction
        Materials)..................    8,168       321,441
      European Aeronautic Defence
        and Space Co. (EADS)
        (Aerospace & Defense).......    2,100        25,755
      France Telecom SA
        (Telecommunications)........   14,250       349,533
      Groupe Danone SA (Food &
        Beverage)...................    2,241       310,099
      Orange SA*
        (Telecommunications)........   25,665       227,820
      Pechiney SA (Metals &
        Mining).....................    3,264       117,168
      Pernod-Ricard SA
        (Beverages).................      200        17,845
      Pinault-Printemps-Redoute SA
        (Retail Department
        Stores).....................    4,442       334,622
      Remy Cointreau SA
        (Beverages).................    3,338       103,342
      Renault SA (Automobiles)......    4,650       245,844
      Sagem SA (Electronic Equipment
        & Components)...............    1,800       144,691
      Schneider Electric SA
        (Electrical Machinery,
        Equipment & Supplies).......    1,638        77,008
      Societe Generale (Financial
        Services)...................    9,790       620,574

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Suez SA (Water Supply & Other
        Sanitary Services)..........    4,990   $    79,421
      Thomson (Electronics).........    1,300        20,049
      Total Fina Elf SA (Petroleum
        Refining)...................   10,791     1,630,758
      Valeo SA (Auto Parts &
        Equipment)..................    4,986       172,914
      Vinci SA (Building &
        Construction)...............    6,882       464,295
      Wanadoo* (Internet
        Services)...................   27,196       182,073
                                                -----------
   TOTAL FRANCE..............................     9,709,063
                                                -----------
 GERMANY -- 6.5%
      Allianz AG (Insurance)........    4,788       397,964
      Altana AG (Pharmaceutical
        Preparations)...............    1,920       121,133
      BASF AG (CHEMICAL & Allied
        Products)...................   14,219       607,412
      Bayer AG (Pharmaceutical
        Preparations)...............   15,228       352,887
      Bayerische Hypo-und
        Vereinsbank AG (Banks)......   12,003       198,345
      Bayerische Motoren Werke (BMW)
        AG (Automobiles)............   11,192       430,551
      DaimlerChrysler AG
        (Automobiles)...............    8,715       304,237
      Deutsche Lufthansa AG
        (Transportation-Airlines)...    9,440       110,572
      Deutsche Post AG
        (Transportation Services)...    7,435       109,200
      Deutsche Telekom AG
        (Telecommunications)........   40,396       616,503
      E.On AG (Electric Companies &
        Systems)....................    9,612       494,166
      Fraport AG (Transportation
        Services)...................   10,092       225,523
      Fresenius Medical Care AG
        (Precision Instruments &
        Medical Supplies)...........      200         9,899
      Heidelberger Druckmaschinen AG
        (Computer & Office
        Equipment)..................    2,997        75,027
      Henkel KGaA (Cosmetics and
        Toiletries).................    1,685        95,393
      Infineon Technologies AG*
        (Semiconductors)............    8,374        80,969
      K+S AG (Chemical & Allied
        Products)...................    3,406        69,268
      Merck KGaA (Pharmaceutical
        Preparations)...............    6,400       185,940
      Metro AG (Specialty Retail
        Stores).....................    3,480       112,494

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Muenchener Rueckversicherungs-
        Gesellschaft AG
        (Insurance).................    1,838   $   187,384
      SAP AG (Computer Services
        Software & Systems).........      663        78,191
      Siemens AG
        (Diversified-Industrial &
        Consumer Products)..........    8,519       417,918
      Singulus Technologies AG*
        (Misc. Industrial Machinery
        & Equipment)................    2,001        34,651
      Stada Arzneimittel AG
        (Pharmaceutical
        Preparations)...............    5,732       364,660
      Volkswagen AG (Automobiles)...    1,650        69,746
      Wella AG* (Cosmetics and
        Toiletries).................    2,672       280,449
                                                -----------
   TOTAL GERMANY.............................     6,030,482
                                                -----------
 GREECE -- 0.4%
      Alpha Bank AE (Banks).........    3,700        64,498
      Bank of Piraeus (Banks).......    6,050        45,714
      EFG Eurobank Ergasias
        (Financial Services)........    1,260        19,012
      Hellenic Telecommunications
        Organization SA (OTE)
        (Telecommunications)........   17,744       209,875
      Intracom SA
        (Telecommunications)........    5,660        37,438
                                                -----------
   TOTAL GREECE..............................       376,537
                                                -----------
 HONG KONG -- 0.8%
      ASM Pacific Technology, Ltd.
        (Misc. Industrial Machinery
        & Equipment)................    1,000         2,924
      Bank of East Asia, Ltd.
        (Banks).....................   18,600        36,732
      BOC Hong Kong (Holdings), Ltd.
        (Banks).....................   54,000        54,359
      Cathay Pacific Airways, Ltd.
        (Transportation-Airlines)...   16,000        21,544
      Cheung Kong (Holdings), Ltd.
        (Real Estate)...............    9,000        54,128
      CLP Holdings, Ltd. (Electric
        Companies & Systems)........   20,500        89,643
      Esprit Holdings, Ltd.
        (Cosmetics & Toiletries)....   15,500        37,865
      Hang Seng Bank, Ltd.
        (Banks).....................    2,600        27,507
      Hongkong Electric Holdings,
        Ltd. (Electric Companies &
        Systems)....................   14,500        56,898
      Hutchinson Whampoa, Ltd.
        (Diversified-Industrial &
        Financial Services).........   16,000        97,460
      Hysan Development Co., Ltd.
        (Real Estate)...............   26,000        21,505

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Johnson Electric Holdings,
        Ltd. (Electronic Equipment &
        Components).................   11,500   $    14,231
      MTR Corp., Ltd.
        (Transportation-Road &
        Rail).......................   22,500        25,823
      New World Development Co.,
        Ltd. (Real Estate)..........   47,000        18,232
      PCCW, Ltd.*
        (Telecommunications)........   14,800         9,157
      Shangri-La Asia, Ltd. (Hotels,
        Other Lodging Places).......    4,000         2,539
      Sino Land Co., Ltd. (Real
        Estate).....................   12,000         3,732
      SmarTone Telecommunications
        Holdings, Ltd.
        (Telecommunications)........   11,500        13,125
      Sun Hung Kai Properties, Ltd.
        (Real Estate)...............   17,000        85,892
      Swire Pacific, Ltd.
        (Diversified-Industrial &
        Financial Services).........    3,000        13,119
      Techtronic Industries Co.,
        Ltd. (Diversified-Industrial
        & Consumer Products)........   14,000        23,518
      The Wharf (Holdings), Ltd.
        (Real Estate)...............   10,000        19,235
      Yue Yuen Industrial
        (Holdings), Ltd. (Footwear &
        Related Apparel)............    2,500         6,396
                                                -----------
   TOTAL HONG KONG...........................       735,564
                                                -----------
 HUNGARY -- 1.7%
      EGIS Rt. (Pharmaceutical
        Preparations)...............    7,442       253,560
      Magyar Tavkozlesi Rt (Matav)
        (Telecommunications)........   26,400        90,290
      OTP Bank Rt. (Banks)..........  123,315     1,191,322
                                                -----------
   TOTAL HUNGARY.............................     1,535,172
                                                -----------
 INDONESIA -- 0.1%
      PT Indofood Sukses Makmur Tbk
        (Food & Beverage)...........  648,000        66,764
                                                -----------
   TOTAL INDONESIA...........................        66,764
                                                -----------
 IRELAND -- 2.7%
      Allied Irish Banks PLC
        (Dublin) (Banks)............    7,232       108,710
      Bank of Ireland (Dublin)
        (Banks).....................   11,953       144,811
      Bank of Ireland (London)
        (Banks).....................    3,500        42,242
      CRH PLC (Building &
        Construction Materials).....    6,700       105,022

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Elan Corp. PLC *
        (Pharamaceutical
        Preparations)...............   22,050   $   124,362
      Euro STOXX 50 LDRS (Exchange
        Traded Funds)...............   66,497     1,886,125
      Greencore Group PLC (Dublin)
        (Food & Beverage)...........    8,600        28,640
      Irish Life & Permanent PLC
        (Financial Services)........    3,687        39,799
                                                -----------
   TOTAL IRELAND.............................     2,479,711
                                                -----------
 ITALY -- 4.4%
      Alleanza Assicurazioni SPA
        (Insurance).................   11,065       105,209
      Assicurazioni Generali SPA
        (Insurance).................   17,840       413,416
      Banca Monte dei Paschi di
        Siena SPA (Banks)...........    1,502         4,096
      Banco Popolare di Verona e
        Novara Scrl (Banks).........   17,598       240,482
      Cassa di Risparmio di Firenze
        SPA (Carifirenze) (Banks)...  171,987       223,175
      Enel SPA (Electric Companies &
        Systems)....................    6,999        43,642
      Eni SPA (Petroleum
        Refining)...................   73,602     1,113,133
      IntesaBci SPA (Banks).........    1,392         4,452
      Mondadori (Arnoldo) Editore
        SPA (Broadcasting &
        Publishing).................   26,900       195,227
      Parmalat Finanziaria SPA
        (Beverages).................   25,792        81,153
      Riunione Adriatica di Sicurta
        SPA (RAS) (Insurance).......   16,400       248,782
      Snam Rete Gas SPA (Gas
        Companies & Systems)........   76,925       302,110
      Telecom Italia Mobile SPA
        (T.I.M.)
        (Telecommunications)........   21,390       105,376
      UniCredito Italiano SPA
        (Banks).....................  212,501     1,012,700
                                                -----------
   TOTAL ITALY...............................     4,092,953
                                                -----------
 JAPAN -- 13.6%
      Acom Co., Ltd. (Financial
        Services)...................      500        18,072
      Aiful Corp. (Financial
        Services)...................      250        10,660
      Alps Electric Co., Ltd.
        (Electronic Equipment &
        Components).................   24,000       307,408
      Aoyama Trading Co., Ltd.
        (Retail Apparel & Accessory
        Stores).....................    9,500       126,588
      Asahi Kasei Corp. (Chemcial &
        Allied Products)............  147,000       419,913
      Benesse Corp. (Educational
        Services)...................      500         8,620

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Canon, Inc. (Computer & Office
        Equipment)..................    5,000   $   229,440
      Chubu Electric Power Co., Inc.
        (Electric Companies &
        Systems)....................    4,500        82,074
      Citizen Watch Co., Ltd.
        (Jewelry, Precious Metal)...   17,000        91,318
      Dai Nippon Printing Co., Ltd.
        (Commercial Printing).......   23,000       243,265
      Daicel Chemical Industries,
        Ltd. (Chemicals & Allied
        Products)...................    4,000        12,692
      Dainippon Ink & Chemicals,
        Inc. (Chemical & Allied
        Products)...................   12,000        24,285
      Dainippon Screen
        Manufacturing, Ltd.*
        (Electronic Equipment &
        Components).................    1,000         4,897
      East Japan Railway Co., Ltd.
        (Transportation-Road &
        Rail).......................        8        35,578
      Fuji Electric Co., Ltd.
        (Electrical Machinery,
        Equipment & Supplies).......   39,000        85,422
      Fuji Photo Film Co., Ltd.
        (Photographic Equipment &
        Supplies)...................    3,000        86,696
      Fuji Television Network, Inc.
        (Broadcasting &
        Publishing).................       26        91,809
      Fujikura, Ltd. (Misc.
        Manufacturing Industries)...   30,000        98,938
      Fujitsu, Ltd. (Computer
        Equipment)..................   28,000       114,728
      Hankyu Department Stores, Inc.
        (Retail Department
        Stores).....................    1,000         5,821
      Hino Motors, Ltd.
        (Automobiles)...............   27,000       127,495
      Hitachi, Ltd. (Electronics)...   23,500        99,617
      Honda Motor Co., Ltd.
        (Automobiles)...............    3,800       143,993
      Isetan Co., Ltd. (Retail
        Department Stores)..........    8,100        54,573
      Ito-Yokado Co., Ltd.
        (Specialty Retail Stores)...    8,759       209,720
      ITOCHU Corp. (Diversified-
        Industrial & Consumer
        Products)...................   63,000       158,451
      JSR Corp. (Tire & Rubber).....    1,000        12,151
      Kao Corp. (Cosmetics and
        Toiletries).................   14,256       265,352
      Kawasaki Heavy Industries,
        Ltd. (Misc. Industrial
        Machinery & Equipment)......  101,000       103,460
      Konica Corp. (Photographic
        Equipment & Supplies).......    2,000        22,769
      Koyo Seiko Co., Ltd. (Auto
        Parts & Equipment)..........   16,000       114,462

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Kyocera Corp. (Electronic
        Equipment & Components).....    4,300   $   246,021
      Kyushu Electric Power Co.,
        Inc. (Electric Companies &
        Systems)....................    4,500        70,044
      Makita Corp. (Electrical
        Machinery, Equipment, &
        Supplies)...................   13,000       105,559
      Matsushita Electric Industrial
        Co., Ltd. (Appliances &
        Household Durables).........    8,000        79,217
      Meiji Dairies Corp. (Food &
        Beverage)...................   25,000        92,650
      Millea Holdings, Inc.
        (Insurance).................        8        61,162
      Mitsubishi Corp. (Diversified-
        Industrial & Consumer
        Products)...................    8,000        55,499
      Mitsubishi Estate Co., Ltd.
        (Real Estate)...............    8,000        54,166
      Mitsubishi Gas Chemical Co.,
        Ltd. (Chemical & Allied
        Products)...................    3,000         6,346
      Mitsubishi Heavy Industries,
        Ltd.
        (Diversified-Manufacturing
        Industries).................   83,000       214,974
      Mitsubishi Tokyo Financial
        Group, Inc. (MTFG)
        (Financial Services)........       33       149,232
      Mitsui Fudosan Co., Ltd. (Real
        Estate).....................   14,225        90,865
      Mitsui Trust Holdings, Inc.
        (Banks).....................   76,000       167,096
      Nippon Express Co., Ltd.
        (Transportation Services)...   24,000        93,142
      Nippon Meat Packers, Inc.
        (Food & Beverage)...........    9,000        84,997
      Nippon Oil Corp. (Petroleum
        Refining)...................   18,000        78,101
      Nippon Telegraph & Telephone
        Corp.
        (Telecommunications)........       80       313,804
      Nissan Motor Co., Ltd.
        (Automobiles)...............   73,034       698,256
      Nomura ETF -- Tokyo Price
        Index (TOPIX) (Exchange
        Traded Funds)...............  157,669     1,201,476
      Nomura Holdings, Inc.
        (Security & Commodity
        Brokers, Dealers &
        Services)...................   28,823       365,823
      NTT Data Corp. (Computer
        Services Software &
        Systems)....................        9        27,733
      NTT DoCoMo, Inc.
        (Telecommunications)........      143       309,640
      Oki Electric Industry Co.,
        Ltd.*
        (Telecommunications)........   46,000       131,784

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Okumura Corp. (Building &
        Constructions Materials)....   23,000   $    75,086
      Olympus Optical Co., Ltd.
        (Photographic Equipment &
        Supplies)...................    8,000       165,563
      Orix Corp. (Financial
        Services)...................    2,600       143,777
      Pioneer Corp. (Electronics)...    5,100       114,678
      Ricoh Co., Ltd. (Computer &
        Office Equipment)...........   10,000       163,398
      Rohm Co., Ltd.
        (Semiconductors)............      400        43,606
      Saizeriya Co., Ltd. (Retail
        Eating & Drinking Places)...   10,800       100,287
      Seino Transportation Co., Ltd.
        (Transportation Services)...   12,000        68,657
      Sekisui Chemical Co., Ltd.
        (Chemical & Allied
        Products)...................   14,000        47,337
      Sharp Corp. (Electronics).....    6,000        77,002
      Shiseido Co., Ltd. (Cosmetics
        and Toiletries).............   14,358       139,544
      Showa Shell Sekiyu K.K.
        (Petroleum Refining)........    5,200        37,330
      Sony Corp. (Electronics)......    5,200       146,375
      Sumitomo Corp. (Diversified-
        Industrial & Consumer
        Products)...................   17,000        78,434
      Sumitomo Electric Industries,
        Ltd. (Electrical Machinery,
        Equipment & Supplies).......   20,000       146,075
      Sumitomo Mitsui Financial
        Group, Inc. (Banks).........       28        61,095
      Taisho Pharmaceutical Co.,
        Ltd. (Chemical & Allied
        Products)...................    9,000       129,969
      Takeda Chemical Industries,
        Ltd. (Pharmaceutical
        Preparations)...............   13,524       498,949
      Takefuji Corp. (Financial
        Services)...................    2,600       134,899
      Teijin, Ltd. (Chemical &
        Allied Products)............   37,000        92,442
      Teikoku Oil Co., Ltd. (Oil &
        Gas -- Exploration &
        Production).................    2,000         6,529
      The Bank of Yokohama, Ltd.
        (Banks).....................   20,000        65,293
      The Hokuriku Bank, Ltd.*
        (Banks).....................   23,000        35,245
      The Suruga Bank, Ltd.
        (Banks).....................    2,000        11,509
      TIS, Inc. (Data Processing &
        Reproduction)...............    4,000        76,619
      Tohoku Electric Power Co.,
        Inc. (Electric Companies &
        Systems)....................   13,000       192,280

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Tokyo Broadcasting System,
        Inc. (Broadcasting &
        Publishing).................   25,400   $   309,475
      Tokyo Electric Power Co., Inc.
        (Electric Companies &
        Systems)....................   10,300       196,864
      Tokyo Gas Co., Ltd. (Gas
        Companies & Systems)........   13,000        37,352
      Toray Industries, Inc.
        (Textiles & Apparel)........   51,000       118,501
      Tosoh Corp. (Chemical & Allied
        Products)...................   29,000        64,726
      Toyota Industries Corp. (Misc.
        Industrial Machinery &
        Equipment)..................    3,700        60,211
      Toyota Motor Corp.
        (Automobiles)...............   21,700       562,040
      UNY Co., Ltd. (Retail
        Department Stores)..........    1,000         8,611
      West Japan Railway Co.
        (Transportation-Road &
        Rail).......................       15        56,839
      Yamaha Motor Co., Ltd.
        (Motorcycles, Bicycles &
        Parts)......................    3,000        25,309
      Yamanouchi Pharmaceutical Co.,
        Ltd. (Pharmaceutical
        Preparations)...............    5,200       135,549
      Yamato Transport Co., Ltd.
        (Transportation Services)...    5,000        55,340
                                                -----------
   TOTAL JAPAN...............................    12,590,649
                                                -----------
 NETHERLANDS -- 6.2%
      ABN AMRO Holding NV (Financial
        Services)...................   22,450       429,242
      Aegon NV (Insurance)..........   33,075       331,198
      Akzo Nobel NV (Chemical &
        Allied Products)............    4,674       123,879
      Euronext NV (Financial
        Services)...................    5,276       130,806
      Getronics NV (Computer
        Services)...................  107,315       138,023
      Heijmans NV (Building &
        Construction)...............    5,579        99,302
      Heineken NV (Beverages).......    6,065       215,209
      ING Groep NV (Financial
        Services)...................   75,103     1,304,871
      Koninklijke (Royal) KPN NV*
        (Telecommunications)........   59,749       423,338

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Koninklijke (Royal) Philips
        Electronics NV
        (Electronics)...............    4,678   $    88,959
      Koninklijke Ahold NV (Retail
        Drug Stores)................   38,905       323,010
      Koninklijke Grolsch NV
        (Beverages).................    3,744        95,103
      Koninklijke Numico NV (Food &
        Household Products).........   20,997       323,098
      Koninklijke Vendex KBB NV
        (Retail Department
        Stores).....................    4,400        50,931
      Oce NV (Computer & Office
        Equipment)..................   32,007       330,428
      Royal Dutch Petroleum Co.
        (Petroleum Refining)........   20,173       936,350
      Unilever NV (Food & Household
        Products)...................    4,700       252,158
      VNU NV (Broadcasting &
        Publishing).................    4,647       143,174
      Wolters Kluwer NV
        (Broadcasting &
        Publishing).................    2,233        26,925
                                                -----------
   TOTAL NETHERLANDS.........................     5,766,004
                                                -----------
 NEW ZEALAND -- 0.1%
      Auckland International
        Airport, Ltd.
        (Transportation Services)...    1,996         7,163
      Carter Holt Harvey, Ltd.
        (Paper & Forest Products)...    7,151         7,494
      Contact Energy, Ltd. (Electric
        & Gas Utilities)............    2,367         6,998
      Fisher & Paykel Appliances
        Holdings, Ltd. (Appliances &
        Household Durables).........      480         3,836
      Fisher & Paykel Healthcare
        Corp., Ltd. (Precision
        Instruments & Medical
        Supplies)...................      588         4,251
      Fletcher Building, Ltd.
        (Building & Construction
        Materials)..................    3,310         7,112
      Fletcher Challenge Forests,
        Ltd.* (Paper & Forest
        Products)...................    1,200           808
      Independent Newspapers, Ltd.
        (Broadcasting &
        Publishing).................    1,100         2,756
      NGC Holdings, Ltd. (Chemical &
        Allied Products)............    1,909         1,755

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Sky City Entertainment Group,
        Ltd. (Amusement &
        Recreational Services)......    1,737   $     9,590
      Sky Network Television, Ltd.*
        (Broadcasting &
        Publishing).................      799         2,035
      Telecom Corp. of New Zealand,
        Ltd. (Telecommunications)...   15,499        47,547
      The Warehouse Group, Ltd.
        (Retail Department
        Stores).....................    1,000         3,033
      Tower, Ltd. (Financial
        Services)...................    1,100           940
                                                -----------
   TOTAL NEW ZEALAND.........................       105,318
                                                -----------
 NORWAY -- 2.3%
      Aker Kvaerner ASA* (Oil &
        Gas -- Exploration &
        Production).................    3,400        44,865
      DnB Holding ASA (Financial
        Services)...................   31,805       156,857
      Gjensidige NOR Sparebank
        (Banks).....................   12,499       437,215
      Golar LNG, Ltd.*
        (Transportation-
        Shipping)...................   11,865       123,279
      Norsk Hydro ASA (Misc.
        Manufacturing Industries)...    7,424       365,110
      Orkla ASA (Food & Beverage)...    8,849       153,237
      Sparebanken Midt-Norge
        (Banks).....................    4,535        95,495
      Sparebanken Rogaland
        (Banks).....................    5,600       166,796
      Statoil ASA* (Oil & Gas-
        Exploration & Production)...   39,713       338,351
      Telenor ASA
        (Telecommunications)........   45,868       190,630
      Tomra Systems ASA (Aluminum)..   24,780       106,420
                                                -----------
   TOTAL NORWAY..............................     2,178,255
                                                -----------
 POLAND -- 1.3%
      Agora SA* (Broadcasting &
        Publishing).................    6,600        77,943
      Bank Pekao SA (Banks).........   27,375       708,281
      Bank Zachodni WBK SA (Banks)..   17,855       306,911
      Telekomunikacja Polska SA*
        (Telecommunications)........   40,577       142,407
                                                -----------
   TOTAL POLAND..............................     1,235,542
                                                -----------
 PORTUGAL -- 0.3%
      Banco BPI SA (Banks)..........    3,228         9,119
      Banco Comercial Portugues SA
        (BCP) (Financial
        Services)...................    9,103        15,994
      Banco Espirito Santo, SA (BES)
        (Financial Services)........    2,500        37,034

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Electricidade de Portugal SA
        (EDP) (Electric Companies &
        Systems)....................   81,128   $   173,283
      Portugal Telecom, SGPS, SA
        (Telecommunications)........    8,700        62,341
                                                -----------
   TOTAL PORTUGAL............................       297,771
                                                -----------
 ROMANIA -- 0.2%
      Romanian Development Bank
        (Banks).....................  360,000       182,262
                                                -----------
   TOTAL ROMANIA.............................       182,262
                                                -----------
 RUSSIA -- 0.6%
      RAO Unified Energy System
        (UES), ADR (Electric
        Companies & Systems)........    5,125       137,094
      Sun Interbrew, Ltd., GDR --
        Class B* (Beverages)........   20,868       106,638
      Surgutneftegaz, ADR (Oil &
        Gas-Exploration &
        Production).................    5,360       112,024
      Uralsvyazinform, ADR
        (Telecommunications)........   14,110        63,495
      Wimm-Bill-Dann Foods OJSC,
        ADR* (Food & Beverage)......    4,700        95,410
                                                -----------
   TOTAL RUSSIA..............................       514,661
                                                -----------
 SINGAPORE -- 0.4%
      Allgreen Properties, Ltd.
        (Real Estate)...............    4,000         2,181
      Capitaland, Ltd. (Real
        Estate).....................    8,000         5,633
      Creative Technology, Ltd.
        (Electronic Equipment &
        Components).................    1,000         8,007
      Cycle & Carriage, Ltd.
        (Automobiles)...............    5,000        14,026
      DBS Group Holdings, Ltd.
        (Financial Services)........   11,000        64,338
      Fraser & Neave, Ltd.
        (Beverages).................    3,000        14,651
      Keppel Corp., Ltd.
        (Diversified-Industrial &
        Financial Services).........    9,000        25,042
      Neptune Orient Lines, Ltd.*
        (Transportation-Shipping)...    5,000         4,202
      OverSea-Chinese Banking Corp.,
        Ltd. (Financial Services)...    5,000        28,393
      Parkway Holdings, Ltd. (Health
        Care Facilities)............    7,000         3,100
      SembCorp Industries, Ltd.
        (Misc. Manufacturing
        Industries).................    6,000         4,361
      Singapore Airlines, Ltd.
        (Transportation-Airlines)...    5,000        29,528

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Singapore Exchange, Ltd.
        (Financial Services)........    9,000   $     7,002
      Singapore Land, Ltd. (Real
        Estate).....................    5,000        10,619
      Singapore Press Holdings, Ltd.
        (Broadcasting &
        Publishing).................    2,000        20,783
      Singapore Technologies
        Engineering, Ltd. (ST Engg)
        (Aerospace & Defense).......    3,000         2,964
      Singapore Telecommunications,
        Ltd. (Telecommunications)...   61,000        52,305
      SMRT Corp., Ltd.
        (Transportation-Road &
        Rail).......................   21,000         7,393
      United Overseas Bank, Ltd.
        (Financial Services)........    9,000        63,372
      Venture Corp., Ltd.
        (Electronic Equipment &
        Components).................    2,000        18,285
                                                -----------
   TOTAL SINGAPORE...........................       386,185
                                                -----------
 SPAIN -- 5.0%
      Acciona SA (Commercial
        Services)...................      138         6,577
      Acerinox SA (Iron & Steel)....    3,566       136,281
      Banco Bilbao Vizcaya
        Argentaria SA (Banks).......   17,452       183,374
      Banco Santander Central
        Hispano SA (Banks)..........   65,900       577,406
      Corporacion Mapfre SA
        (Insurance).................   11,800       126,019
      Enagas (Commercial
        Services)...................   13,830       118,318
      Endesa SA (Electric Companies
        & Systems)..................   78,094     1,307,515
      Fomento de Construcciones y
        Contratas SA (Building &
        Constructions Materials)....    5,128       143,272
      Grupo Empresarial Ence SA
        (ENCE) (Paper & Forest
        Products)...................    4,997        84,353
      Iberdrola SA (Electric
        Companies & Systems)........   38,780       671,554
      Iberia Lineas Aereas de Espana
        SA
        (Transportation-Airlines)...    3,400         6,598
      Red Electrica de Espana
        (Electric Companies &
        Systems)....................    8,800       115,202
      Repsol YPF SA (Petroleum
        Refining)...................   19,300       312,942
      Sociedad General de Aguas de
        Barcelona SA (Water Supply &
        Other Sanitary Services)....    2,429        33,193
      Telefonica SA
        (Telecommunications)........   38,297       444,618
      Terra Networks SA* (Internet
        Services)...................    3,257        19,711

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Union Fenosa SA (Electric
        Companies & Systems)........   17,452   $   295,603
      Vallehermoso SA (Real
        Estate).....................    5,500        61,011
                                                -----------
   TOTAL SPAIN...............................     4,643,547
                                                -----------
 SWEDEN -- 2.2%
      Electrolux AB -- Class B
        (Appliances & Household
        Durables)...................      200         3,948
      Ericsson LM -- Class B*
        (Telecommunications)........   98,700       106,037
      Gambro AB -- Class B
        (Precision Instruments &
        Medical Supplies)...........   18,000       119,177
      Nordea AB (Banks).............   67,300       324,522
      Skandia Forsakrings AB
        (Insurance).................   34,900        92,864
      Skandinaviska Enskilda Banken
        AB (SEB) (Financial
        Services)...................   18,600       189,371
      SKF AB -- Class A (Metal
        Products)...................    4,400       126,972
      SKF AB -- Class B (Metal
        Products)...................    4,800       138,515
      SSAB Svenskt Stal AB (Iron &
        Steel)......................   10,200       136,341
      Svenska Cellulosa AB (SCA) --
        Class B (Paper & Forest
        Products)...................    8,898       304,012
      Tele2 AB -- Class B*
        (Telecommunications)........    4,700       174,674
      TeliaSonera AB (Stockholm)
        (Telecommunications)........   69,899       289,902
                                                -----------
   TOTAL SWEDEN..............................     2,006,335
                                                -----------
 SWITZERLAND -- 6.9%
      ABB, Ltd.* (Misc. Industrial
        Machinery & Equipment)......   32,500       106,771
      Adecco SA (Commercial
        Services)...................      115         4,737
      Compagnie Financiere Richemont
        AG (Jewelry, Precious
        Metal)......................   35,643       576,271
      Credit Suisse Group
        (Registered) (Financial
        Services)...................   22,142       582,753
      Logitech International SA*
        (Computer Equipment)........      309        11,589
      Nestle SA (Food & Household
        Products)...................    4,400       907,910
      Novartis AG (Registered)
        (Pharmaceutical
        Preparations)...............   45,120     1,785,426
      Roche Holding AG
        (Pharmaceutical
        Preparations)...............    8,440       662,033

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Roche Holding AG
        (Pharmaceutical
        Preparations)...............      154   $    18,930
      SGS Societe Generale de
        Surveillance Holding SA
        (Commercial Services).......      242        94,510
      Swatch Group AG (Jewelry,
        Precious Metal).............    2,177       197,282
      Swiss Life Holding
        (Insurance).................    1,165       118,045
      Swiss Re (Insurance)..........    2,252       124,775
      Swisscom AG
        (Telecommunications)........      418       118,808
      The Swatch Group AG
        (Registered) (Jewelry,
        Precious Metal).............    1,990        36,214
      UBS AG (Financial Services)...   14,121       785,519
      Zurich Financial Services AG
        (Insurance).................    2,179       259,799
                                                -----------
   TOTAL SWITZERLAND.........................     6,391,372
                                                -----------
 UNITED KINGDOM -- 20.2%
      Abbey National PLC (Financial
        Services)...................    9,610        74,612
      Acambis PLC*
        (Biotechnology).............   12,509        75,343
      Alliance Unichem PLC (Retail
        Drug Stores)................   27,563       225,257
      Amersham PLC (Precision
        Instruments & Medical
        Supplies)...................      500         3,752
      ARM Holdings PLC, ADR*
        (Electronic Equipment &
        Components).................    9,200        31,372
      AstraZeneca PLC
        (Pharmaceutical
        Preparations)...............   12,300       493,218
      Aviva PLC (Insurance).........   16,100       111,783
      BAA PLC
        (Transportation-Airlines)...   14,400       116,554
      Barclays PLC (Financial
        Services)...................   96,465       716,324
      Barratt Developments PLC
        (Building & Construction)...    6,300        44,911
      BHP Billiton PLC (Metals &
        Mining).....................   57,283       301,539
      BOC Group PLC (Chemical &
        Allied Products)............    9,620       123,425
      Boots Group PLC (Retail Drug
        Stores).....................    5,436        58,172
      BP PLC (Petroleum Refining)...  160,596     1,113,704
      BP PLC, ADR (Petroleum
        Refining)...................   17,100       718,542
      Brambles Industries PLC
        (Diversified-Commercial
        Services)...................    5,438        14,717
      British Airways PLC
        (Transportation-Airlines)...    3,900         9,750

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      British American Tobacco PLC
        (Tobacco)...................   12,019   $   136,354
      British Sky Broadcasting Group
        PLC* (Broadcasting &
        Publishing).................   27,600       305,832
      BT Group PLC
        (Telecommunications)........    5,900        19,837
      Bunzl PLC (Paper & Forest
        Products)...................    3,300        23,130
      Carnival PLC (Amusement &
        Recreational Services)......    1,368        41,559
      Centrica PLC (Energy Equipment
        & Services).................   38,200       110,786
      Compass Group PLC (Misc. Food
        Preparations & Kindred
        Products)...................   15,200        81,957
      Diageo PLC (Food &
        Beverage)...................   62,761       670,072
      EMI Group PLC (Broadcasting &
        Publishing).................  106,758       214,925
      Gallaher Group PLC
        (Tobacco)...................   12,883       126,492
      George Wimpey PLC
        (Manufactured Homes)........   26,200       127,541
      GKN PLC (Auto Parts &
        Equipment)..................   40,076       147,144
      GlaxoSmithKline PLC
        (Pharmaceutical
        Preparations)...............   29,734       600,077
      GlaxoSmithKline PLC, ADR
        (Pharmaceutical
        Preparations)...............   11,983       485,791
      HBOS PLC (Financial
        Services)...................   58,590       758,479
      Hilton Group PLC (Hotels,
        Other Lodging Places).......  100,566       305,349
      HSBC Holdings PLC (Financial
        Services)...................   65,571       774,733
      IMI PLC (Misc. Industrial
        Machinery & Equipment)......   33,600       166,337
      Imperial Chemical Industries
        PLC (Chemical & Allied
        Products)...................    9,560        19,365
      Imperial Tobacco Group PLC
        (Tobacco)...................   21,997       393,115
      J Sainsbury PLC (Food &
        Household Products).........   15,130        63,416
      Kingfisher PLC (Retail
        Building Materials).........   79,368       363,115
      Legal & General Group PLC
        (Insurance).................   52,163        72,305
      Lloyds TSB Group PLC
        (Banks).....................   27,000       191,696
      Man Group PLC (Security &
        Commodity Brokers, Dealers &
        Services)...................   11,266       222,345

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Misys PLC (Computer
        Services)...................   31,703   $   134,450
      National Grid Transco PLC
        (Electric Companies &
        Systems)....................   32,744       222,076
      Pearson PLC (Broadcasting &
        Publishing).................   59,671       557,323
      Provident Financial PLC
        (Financial Services)........    8,100        85,210
      Prudential PLC (Insurance)....   10,100        61,167
      Rank Group PLC (Amusement &
        Recreational Services)......   16,000        65,743
      Reckitt Benckiser PLC (Food &
        Household Products).........   12,254       224,859
      Regent Inns PLC (Hotels, Other
        Lodging Places).............   21,047        24,485
      Rexam PLC (Glass Containers &
        Other Glass Products).......   19,280       121,216
      Royal Bank of Scotland Group
        PLC (Banks).................   45,797     1,284,734
      SABMiller PLC (Beverages).....   27,300       182,788
      Safeway PLC (Retail Food
        Stores).....................   13,356        56,752
      Scottish & Newcastle PLC
        (Beverages).................    1,950        11,793
      Scottish & Southern Energy PLC
        (Electric Companies &
        Systems)....................   27,303       281,140
      Severn Trent PLC (Water Supply
        & Other Sanitary
        Services)...................   12,800       144,475
      Shell Transport & Trading Co.
        PLC, ADR (Petroleum
        Refining)...................   15,250       607,713
      Standard Chartered PLC
        (Banks).....................   34,971       424,730
      Tate & Lyle PLC (Food &
        Beverage)...................   40,800       230,594
      The Peninsular and Oriental
        Steam Navigation Co.
        (Transportation-
        Shipping)...................   26,208       101,632
      Unilever PLC (Food & Household
        Products)...................   29,850       237,667
      United Utilities PLC (Water
        Supply & Other Sanitary
        Services)...................    9,123        88,671
      Vodafone Group PLC
        (Telecommunications)........  916,101     1,791,386
      Vodafone Group PLC, ADR
        (Telecommunications)........   46,000       903,900
      Whitbread PLC (Retail Eating &
        Drinking Places)............   17,957       200,905

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      William Hill PLC (Amusement &
        Recreational Services)......   26,755   $   126,049
      Wolseley PLC (Misc. Industrial
        Machinery & Equipment)......    3,400        37,605
                                                -----------
   TOTAL UNITED KINGDOM......................    18,863,790
                                                -----------
   UNITED STATES -- 0.2%
      iShares MSCI EAFE Index Fund
        (Exchange Traded Funds).....    1,800       194,958
                                                -----------
   TOTAL UNITED STATES.......................       194,958
                                                -----------
   TOTAL COMMON STOCK (COST $86,272,251).....    92,164,940
                                                -----------
PREFERRED STOCK -- 0.6%
 AUSTRALIA -- 0.1%
      The News Corp., Ltd.
        (Broadcasting &
        Publishing).................   13,800        85,054
                                                -----------
   TOTAL AUSTRALIA...........................        85,054
                                                -----------
 GERMANY -- 0.5%
      Henkel KGaA (Cosmetics and
        Toiletries).................    3,324       205,780
      ProSiebenSat.1 Media AG
        (Broadcasting &
        Publishing).................   18,585       123,783
      Volkswagen AG (Automobiles)...    5,216       156,393
                                                -----------
   TOTAL GERMANY.............................       485,956
                                                -----------
 NEW ZEALAND -- 0.0%
      Fletcher Challenge Forests,
        Ltd.* (Paper & Forest
        Products)...................    2,100         1,426
                                                -----------
   TOTAL NEW ZEALAND.........................         1,426
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
   TOTAL PREFERRED STOCK
     (COST $553,990).........................   $   572,436
                                                -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $86,826,241)+........................   $92,737,376
                                                ===========

ADR - American Depository Receipt
GDR - Global Depository Receipt
* Non-income producing security.
+ The cost for federal income tax purposes was $89,079,352. At June 30, 2003, net unrealized appreciation was $3,658,024. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $5,793,567, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,135,543.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 89.2%
AEROSPACE & DEFENSE -- 1.5%
    General Dynamics Corp.........     12,300   $   891,750
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................       891,750
                                                -----------
 COMMUNICATION & BROADCASTING -- 4.7%
    Cablevision Systems New York
      Group -- Class A*(a)........     60,300     1,251,828
    Liberty Media Corp. -- Class
      A*..........................     83,876       969,607
    Viacom, Inc. -- Class B*(a)...     11,400       497,724
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     2,719,159
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 3.0%
    PPL Corp.(a)..................     40,200     1,728,600
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...     1,728,600
                                                -----------
 ENTERTAINMENT & LEISURE -- 3.2%
    The Walt Disney Co.(a)........     95,700     1,890,075
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............     1,890,075
                                                -----------
 FINANCE & INSURANCE -- 30.1%
  FINANCIAL SERVICES -- 5.1%
    Citigroup, Inc. ..............     25,000     1,070,000
    U.S. Bancorp..................     76,900     1,884,050
                                                -----------
                                                  2,954,050
                                                -----------
  INSURANCE CARRIERS -- 16.7%
    Ambac Financial Group,
      Inc.(a).....................     26,000     1,722,500
    Chubb Corp.(a)................     34,100     2,046,000
    Everest Re Group, Ltd. .......     26,800     2,050,199
    Hartford Financial Services
      Group, Inc.(a)..............     39,700     1,999,292
    Lincoln National Corp. .......     52,800     1,881,264
                                                -----------
                                                  9,699,255
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 5.2%
    Charter One Financial,
      Inc. .......................     33,555     1,046,245
    Washington Mutual, Inc.(a)....     48,400     1,998,920
                                                -----------
                                                  3,045,165
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 3.1%
    Morgan Stanley................     42,000     1,795,500
                                                -----------
   TOTAL FINANCE & INSURANCE.................    17,493,970
                                                -----------
 HEALTHCARE -- 2.1%
    WellPoint Health Networks,
      Inc.*.......................     14,300     1,205,490
                                                -----------
   TOTAL HEALTHCARE..........................     1,205,490
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 MANUFACTURING -- 15.5%
  CHEMICAL & ALLIED PRODUCTS -- 2.0%
    Dow Chemical Co.(a)...........     38,400   $ 1,188,864
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.5%
    Emerson Electric Co.(a).......     39,700     2,028,670
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 10.0%
    Abbott Laboratories...........     46,400     2,030,464
    Bristol-Meyers Squibb Co. ....     74,200     2,014,530
    Merck & Co., Inc. ............     29,500     1,786,225
                                                -----------
                                                  5,831,219
                                                -----------
   TOTAL MANUFACTURING.......................     9,048,753
                                                -----------
 OIL & GAS -- 8.2%
    ChevronTexaco Corp. ..........     14,600     1,054,120
    Exxon Mobil Corp. ............     48,500     1,741,635
    Halliburton Co. ..............     86,500     1,989,500
                                                -----------
   TOTAL OIL & GAS...........................     4,785,255
                                                -----------
 SERVICES -- 2.6%
    Automatic Data Processing,
      Inc. .......................     45,400     1,537,244
                                                -----------
   TOTAL SERVICES............................     1,537,244
                                                -----------
 TECHNOLOGY -- 7.8%
  COMPUTERS & OFFICE EQUIPMENT -- 6.2%
    Hewlett-Packard Co. ..........     92,500     1,970,250
    International Business
      Machines Corp. .............     20,300     1,674,750
                                                -----------
                                                  3,645,000
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.6%
    Motorola, Inc. ...............     96,900       913,767
                                                -----------
   TOTAL TECHNOLOGY..........................     4,558,767
                                                -----------
 TRANSPORTATION -- 1.5%
    Union Pacific Corp. ..........     15,300       887,706
                                                -----------
   TOTAL TRANSPORTATION......................       887,706
                                                -----------
 WHOLESALE & RETAIL TRADE -- 9.0%
  RETAIL BUILDING MATERIALS -- 3.2%
    Home Depot, Inc. .............     57,200     1,894,464
                                                -----------
  RETAIL DEPARTMENT STORES -- 2.6%
    Target Corp.(a)...............     39,400     1,490,896
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
WHOLESALE -- MACHINERY EQUIPMENT -- 3.2%
    W.W. Grainger, Inc. ..........     40,200   $ 1,879,752
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     5,265,112
                                                -----------
   TOTAL COMMON STOCK (COST $48,567,001).....    52,011,881
                                                -----------
SHORT-TERM INVESTMENTS -- 8.7%
    Sansom Street Fund -- Money
      Market Portfolio............  2,115,389     2,115,389
    BlackRock Provident
      Institutional Fund -- Temp
      Cash Fund - Dollar Series...  2,951,111     2,951,111
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $5,066,500).............................     5,066,500
                                                -----------
                                    Principal      Value
                                     Amount      (Note 2)
                                    ---------   -----------
U.S. TREASURY OBLIGATIONS -- 2.1%
    U.S. Treasury Bills, 1.14%,
      07/03/03....................  $ 500,000   $   499,968
    U.S. Treasury Bills, 1.08%,
      07/10/03....................    750,000       749,799
                                                -----------
   TOTAL U.S. TREASURY OBLIGATIONS (COST
     $1,249,767).............................     1,249,767
                                                -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $54,883,267)+..............................   $58,328,148
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (see Note 4)
  (COST $13,791,640).........................   $13,791,640
                                                ===========

*   Non-income producing security.
(a) Security partially or fully on loan. (see Note 4)
(+) The cost for Federal income tax purposes was $54,981,080. At June 30, 2003, net unrealized appreciation was $3,347,068. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $5,391,959 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,044,891.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                       WT Large Cap                                International    Large Cap
                                          Growth       Large Cap     Small Cap     Multi-Manager      Value
                                          Series      Core Series   Core Series       Series          Series
                                       ------------   -----------   ------------   -------------   ------------
ASSETS:
Investment in securities, at
  value*.............................  $58,813,210    $62,287,817   $ 74,106,210    $92,737,376    $ 58,328,148
Securities lending collateral........           --     11,912,751     17,384,336             --      13,791,640
Cash***..............................           --             --             --      1,376,415              --
Foreign currency, at value**.........           --             --             --        514,378              --
Receivable for contributions.........          548             --            448        616,564           3,157
Receivable for investments sold......           --             --             --          1,562         614,871
Dividends and interest receivable....       30,673        115,995         33,145        276,295          95,728
Net unrealized appreciation on
  forward foreign currency exchange
  contracts..........................           --             --             --         17,777              --
                                       -----------    -----------   ------------    -----------    ------------
Total assets.........................   58,844,431     74,316,563     91,524,139     95,540,367      72,833,544
                                       -----------    -----------   ------------    -----------    ------------
LIABILITIES:
Obligation to return securities
  lending collateral.................           --     11,912,751     17,384,336             --      13,791,640
Payable for withdrawals..............      171,516        900,725        371,568          6,552         219,733
Payable for investments purchased....           --             --             --            129       2,693,575
Variation margin payable on future
  contracts..........................           --             --             --          4,485              --
Accrued advisory fee.................       26,869         32,657         36,588         51,030          24,966
Other accrued expenses...............       10,071         10,715         13,382         39,105           9,611
                                       -----------    -----------   ------------    -----------    ------------
Total Liabilities....................      208,456     12,856,848     17,805,874        101,301      16,739,525
                                       -----------    -----------   ------------    -----------    ------------
NET ASSETS...........................  $58,635,975    $61,459,715   $ 73,718,265    $95,439,066    $ 56,094,019
                                       ===========    ===========   ============    ===========    ============
*Investments at cost.................  $65,546,442    $62,270,684   $ 59,183,025    $86,826,241    $ 54,883,267
**Foreign currency at cost...........  $        --    $        --   $         --    $   521,063    $         --

***$73,137 is restricted for future contracts

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                      WT Large Cap                                 International    Large Cap
                                         Growth       Large Cap      Small Cap     Multi-Manager      Value
                                         Series      Core Series    Core Series       Series          Series
                                      ------------   ------------   ------------   -------------   ------------
INVESTMENT INCOME:
  Dividends.........................  $   516,161    $  1,134,453   $    521,737   $  2,048,392    $    905,804
  Interest..........................       18,060          35,616         24,534         30,875          26,376
  Securities lending................           --          14,404         53,976             --          13,443
  Foreign tax withheld..............           --          (7,925)            --       (229,544)         (2,132)
                                      ------------   ------------   ------------   ------------    ------------
  Total investment income...........      534,221       1,176,548        600,247      1,849,723         943,491
                                      ------------   ------------   ------------   ------------    ------------
EXPENSES:
  Advisory fees.....................      314,850         448,592        461,397        455,133         260,508
  Administration and accounting
    fees............................       52,658          58,930         70,736         63,980          43,499
  Custody fees......................       16,069          18,465         21,541        168,161          17,423
  Trustees' fees....................        5,006           5,249          5,246          5,246           4,994
  Professional fees.................       19,073          21,419         18,596         20,761          28,107
  Other.............................        5,973           6,602          8,343         66,088           5,276
                                      ------------   ------------   ------------   ------------    ------------
    Total expenses before fee
       waivers......................      413,629         559,257        585,859        779,369         359,807
    Fees waived.....................           --         (46,668)            --             --              --
                                      ------------   ------------   ------------   ------------    ------------
       Total expenses, net..........      413,629         512,589        585,859        779,369         359,807
                                      ------------   ------------   ------------   ------------    ------------
  Net investment income.............      120,592         663,959         14,388      1,070,354         583,685
                                      ------------   ------------   ------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
  Net realized loss on investments
    and foreign currency............  (17,079,926)     (9,298,581)   (12,259,951)    (9,718,655)    (12,469,058)
  Net realized loss on futures
    contracts.......................           --              --             --       (321,836)             --
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............   15,852,059       5,464,032      2,823,502      6,841,769      11,705,982
                                      ------------   ------------   ------------   ------------    ------------
  Net loss on investments and
    foreign currency................   (1,227,867)     (3,834,549)    (9,436,449)    (3,198,722)       (763,076)
                                      ------------   ------------   ------------   ------------    ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $(1,107,275)   $ (3,170,590)  $ (9,422,061)  $ (2,128,368)   $   (179,391)
                                      ============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                          WT Large Cap                                 International    Large Cap
                                             Growth       Large Cap      Small Cap     Multi-Manager      Value
                                             Series      Core Series    Core Series       Series          Series
                                          ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................  $   120,592    $    663,959   $     14,388   $  1,070,354    $    583,685
  Net realized loss on investments and
    foreign currency....................  (17,079,926)     (9,298,581)   (12,259,951)    (9,718,655)    (12,469,058)
  Net realized loss on futures
    contracts...........................           --              --             --       (321,836)             --
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................   15,852,059       5,464,032      2,823,502      6,841,769      11,705,982
                                          ------------   ------------   ------------   -------------   ------------
Net decrease in net assets resulting
  from operations.......................   (1,107,275)     (3,170,590)    (9,422,061)    (2,128,368)       (179,391)
                                          ------------   ------------   ------------   -------------   ------------
Transactions in beneficial interest:
  Contributions.........................    9,382,721      12,925,884     12,195,531     69,477,383      14,714,660
  Withdrawals...........................  (26,587,965)    (29,219,710)   (36,008,523)   (33,604,959)    (17,352,626)
                                          ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest..............................  (17,205,244)    (16,293,826)   (23,812,992)    35,872,424      (2,637,966)
                                          ------------   ------------   ------------   -------------   ------------
Total increase (decrease) in net
  assets................................  (18,312,519)    (19,464,416)   (33,235,053)    33,744,056      (2,817,357)
NET ASSETS:
  Beginning of year.....................   76,948,494      80,924,131    106,953,318     61,695,010      58,911,376
                                          ------------   ------------   ------------   -------------   ------------
  End of year...........................  $58,635,975    $ 61,459,715   $ 73,718,265   $ 95,439,066    $ 56,094,019
                                          ============   ============   ============   =============   ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                          WT Large Cap                                 International    Large Cap
                                             Growth       Large Cap      Small Cap     Multi-Manager      Value
                                             Series      Core Series    Core Series       Series          Series
                                          ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................  $   129,573    $    635,152   $    157,159   $    334,849    $    669,410
  Net realized loss on investments and
    foreign currency....................  (48,278,013)       (114,715)    (7,552,387)   (12,678,443)       (751,544)
  Net realized loss from options
    written.............................           --              --             --             --         (61,303)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................    6,992,616     (25,362,820)    (8,601,821)     2,580,404     (19,184,514)
                                          ------------   ------------   ------------   -------------   ------------
Net decrease in net assets
  resulting from operations.............  (41,155,824)    (24,842,383)   (15,997,049)    (9,763,190)    (19,327,951)
                                          ------------   ------------   ------------   -------------   ------------
Transactions in beneficial interest:
  Contributions.........................   51,580,986      24,509,133     53,660,401    142,765,798      21,419,469
  Withdrawals...........................  (91,848,648)    (26,915,718)   (66,964,094)  (147,833,630)    (33,321,953)
                                          ------------   ------------   ------------   -------------   ------------
Net decrease in net assets from
  transactions in beneficial interest...  (40,267,662)     (2,406,585)   (13,303,693)    (5,067,832)    (11,902,484)
                                          ------------   ------------   ------------   -------------   ------------
Total decrease in net assets............  (81,423,486)    (27,248,968)   (29,300,742)   (14,831,022)    (31,230,435)
NET ASSETS:
  Beginning of year.....................  158,371,980     108,173,099    136,254,060     76,526,032      90,141,811
                                          ------------   ------------   ------------   -------------   ------------
  End of year...........................  $76,948,494    $ 80,924,131   $106,953,318   $ 61,695,010    $ 58,911,376
                                          ============   ============   ============   =============   ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series and Large Cap Value Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

   (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   Futures Transactions. The International Multi-Manager Series may invest in financial futures contracts for the purposes of hedging its existing portfolio. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield and are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, or securities, are made or received by the Series each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The risks of entering into futures contracts include, but are not limited to, (i) the possibility that there will be an imperfect price correction between the futures and the underlying securities; (ii) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date; and (iii) the possibility that the Series could lose more than the original margin deposit required to initiate a futures transaction.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Large Cap Core Series, Small Cap Core Series, and International Multi-Manager Series. The investment adviser to the WT Large

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively, each an affiliate of RSMC. For its services, each adviser receives a fee as follows:

                                                                % of Average Daily Net Assets
                                                 ------------------------------------------------------------
   WT Large Cap Growth Series                    .55% up to $1 billion; .50% of next $1 billion; and
                                                 .45% in excess of $2 billion
   Large Cap Core Series                         .70% up to $1 billion; .65% of next $1 billion; and
                                                 .60% in excess of $2 billion
   Small Cap Core Series                         .60% up to $1 billion; .55% of next $1 billion; and
                                                 .50% in excess of $2 billion
   International Multi-Manager Series            .65%
   Large Cap Value Series                        .55% up to $1 billion; .50% of next $1 billion; and
                                                 .45% in excess of $2 billion

   As of September 3, 2002, Deutsche Asset Management, Inc. and Julius Baer Investment Management Inc. assumed the role of sub-advisers to the International Multi-Manager Series. As of January 3, 2003, Goldman Sachs Asset Management replaced Deutsche Asset Management, Inc. as a sub-adviser to the International Multi-Manager Series. As of September 3, 2002, RSMC receives a fee of 0.15% of the International Multi-Manager Series' average daily net assets and the obligation of compensating the sub-advisers became an obligation of the International Multi-Manager Series. Nevertheless, the aggregate amount of management fees payable by the International Multi-Manager Series to the sub-advisers and RSMC remains 0.65% of the International Multi-Manager Series' average daily net assets. Prior to September 3, 2002, Clemente Capital Inc., Deutsche Investment Management Americas, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG (formerly Zurich Scudder Investments Inc.), and Invista Capital Management LLC served as sub-advisers to the International Multi-Manager Series. RSMC was responsible for paying the sub-advisers from its advisory fee.

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Series. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of each Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $41,285, $46,391, $55,474, $54,362 and $34,793 for the WT Large Cap Growth, Large Cap Core, Small Cap Core, International Multi-Manager and Large Cap Value Series for the period September 1, 2002 through June 30, 2003, respectively.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the WT Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value Series. Deutsche Bank serves as custodian to the International Multi-Manager Series.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

4. SECURITIES LENDING AGREEMENT. Large Cap Core, Small Cap Core and Large Cap Value Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At June 30, 2003, the market value of securities on loan for the Large Cap Core, Small Cap Core and Large Cap Value Series was $11,489,273, $16,555,046, and $13,291,348, respectively, and the market value of the related collateral was $11,912,751, $17,384,336, and $13,791,640, respectively. The securities on loan were collateralized by the following:

                                                              Large Cap     Small Cap     Large Cap
                                                             Core Series   Core Series   Value Series
                                                             -----------   -----------   ------------
   American Express FRN, 1.29% due 5/13/04.................  $ 1,239,140            --            --
   American Express FRN, 1.34% due 1/27/04.................           --       618,842            --
   Bear Stearns FRN, 1.37% due 1/16/04.....................      510,758     1,358,580       636,208
   Bear Stearns VRN, 1.43% due 1/15/04.....................           --       936,815            --
   Blackrock Institutional Money Market Trust..............    3,210,454     9,534,131     6,329,830
   Dakota CP, 1.03% due 8/14/03............................           --       839,269            --
   Depfa Bank CP, 1.00% due 8/19/03........................           --            --        76,536
   Goldman Sachs FRN, 1.30% due 3/8/04.....................    1,735,036            --     1,731,321
   Merrill Lynch MTN, 1.255% due 7/28/03...................      608,330     2,315,036     1,827,366
   Monumental Global ABS, 1.478% due 5/28/04...............           --       387,576     1,018,405
   Morgan Stanley FRN, 1.33% due 11/7/03...................           --            --     1,298,448
   Morgan Stanley FRN, 1.33% due 3/12/04...................    1,664,026            --       538,381
   Morgan Stanley FRN, 1.34% due 10/22/03..................      898,238            --            --
   Morgan Stanley FRN, 1.36% due 1/12/04...................    1,707,245            --            --
   National City FRN, 1.58625% due 11/10/03................           --     1,092,819            --
   UBS Warburg TD, 1.375% due 7/1/03.......................      339,524       301,268       335,145
                                                             -----------   -----------   -----------
                                                             $11,912,751   $17,384,336   $13,791,640
                                                             ===========   ===========   ===========

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

5. INVESTMENT SECURITIES. During the year ended June 30, 2003 purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                International
                                    WT Large Cap     Large Cap     Small Cap    Multi-Manager    Large Cap
                                    Growth Series   Core Series   Core Series      Series       Value Series
                                    -------------   -----------   -----------   -------------   ------------
    Purchases.....................   $28,922,408    $30,592,402   $47,237,282   $132,662,321    $39,433,221
    Sales.........................    40,417,595     44,407,648    70,364,242     96,036,089     44,316,445

6. FINANCIAL HIGHLIGHTS

                                                                                             For the Period
                                                     For the Fiscal Years Ended June 30,   November 1, 1999(1)
                                                     -----------------------------------         through
                                                       2003         2002         2001         June 30, 2000
                                                     ---------   ----------   ----------   -------------------
  WT LARGE CAP GROWTH SERIES
  Total Return.....................................     0.58%     (31.32)%     (39.35)%           28.40%**
  Ratios to Average Net Assets:
    Expenses.......................................     0.72%        0.69%        0.69%            0.67%*
    Net investment income (loss)...................     0.21%        0.11%      (0.31)%          (0.47)%*
  Portfolio Turnover Rate..........................       51%          75%          78%              88%**

                                                          For the Fiscal Years Ended June 30,
                                                     ----------------------------------------------
                                                       2003       2002       2001     2000    1999
                                                     --------   --------   --------   -----   -----
   LARGE CAP CORE SERIES
   Total Return....................................   (2.86)%   (22.66)%   (21.50)%   8.53%     N/A
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations..............     0.80%      0.80%      0.80%   0.80%   0.74%
        Excluding expense limitations..............     0.87%      0.84%      0.86%   0.84%   0.85%
     Net investment income.........................     1.04%      0.64%      0.39%   0.40%   0.70%
   Portfolio Turnover Rate.........................       50%        68%        72%     12%      5%**

                                                                                              For the Period
                                                      For the Fiscal Years Ended June 30,   November 1, 1999(1)
                                                      -----------------------------------         through
                                                        2003         2002         2001         June 30, 2000
                                                      ---------   ----------   ----------   -------------------
  SMALL CAP CORE SERIES
  Total Return......................................   (5.89)%     (13.28)%      (6.81)%           37.30%**
  Ratios to Average Net Assets:
    Expenses........................................     0.76%        0.74%        0.75%            0.49%*
    Net investment income...........................     0.02%        0.12%        0.22%            0.00%*
  Portfolio Turnover Rate...........................       62%          44%          53%              33%**

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

                                                                                             For the Period
                                                                                              November 1,
                                                      For the Fiscal Years Ended June 30,       1999(1)
                                                      -----------------------------------       through
                                                        2003       2002            2001      June 30, 2000
                                                      --------   --------        --------   ----------------
   INTERNATIONAL MULTI-MANAGER SERIES
   Total Return.....................................   (8.39)%   (14.27)%        (27.48)%        20.70%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations...............     1.11%      1.07%           0.99%         0.95%*
        Excluding expense limitations...............     1.11%      1.07%           1.05%         0.95%*
     Net investment income..........................     1.53%      0.50%           0.62%         0.92%*
   Portfolio Turnover Rate..........................      148%        91%             86%           57%**

                                                                                             For the Period
                                                                                              November 1,
                                                      For the Fiscal Years Ended June 30,       1999(1)
                                                      -----------------------------------       through
                                                        2003       2002            2001      June 30, 2000
                                                      --------   --------        --------   ----------------
   LARGE CAP VALUE SERIES
   Total Return.....................................     1.21%   (23.81)%           9.38%        18.70%**
   Ratios to Average Net Assets:
     Expenses.......................................     0.76%      0.71%           0.72%         0.69%*
     Net investment income..........................     1.23%      0.86%           1.01%         0.82%*
   Portfolio Turnover Rate..........................       87%       100%            109%          110%**

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.

7. COMMITMENTS. At June 30, 2003, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                         Net Unrealized
                                              Contract     Value at       Appreciation
  Settlement Date        Currency Sold         Amount    June 30, 2003   (Depreciation)
  ---------------   -----------------------   --------   -------------   --------------
  August 2003       22,645,000 Czech Koruna   $823,513     $841,290         $17,777

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

8. FINANCIAL FUTURES CONTRACTS. At June 30, 2003, the International Multi-Manager Series had open financial futures contracts as follows:

                               Notional Cost     Expiration    Unrealized
    Contracts to Buy (Sell)     (Proceeds)          Date       Gain (Loss)
  ---------------------------  -------------   --------------  -----------
   (1) CAC 40 Index Futures       (37,778)       July 2003       (1,274)
  (10) DJ Euro Stoxx 50          (287,426)     September 2003    (5,583)
   (4) FTSE 100 Index Futures    (277,486)     September 2003    (8,530)
   (2) SPI 200 Futures           (102,358)     September 2003    (1,735)
   (3) TOPIX Index Futures       (226,209)     September 2003     3,516

     The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Series' net assets.

WT INVESTMENT TRUST I -- EQUITY SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE TRUSTEES AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series, and Large Cap Value Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodians and brokers or by alternate procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same Board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment            57        Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                            Management
                              Chief           or removal. Trustee,  Wilmington Trust                      Corporation
                              Executive       President and         Company since                         (registered
                              Officer and     Chairman of the       February 1996.                        investment
                              Chairman of     Board since October                                         adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,          57        None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 57        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER                 Trustee      Shall serve until     Dean, School of             57        None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 57        Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                    Investment
                                              or removal. Trustee   organizations from                    Trust;
                                              since October 1998.   1997 to present;                      Independence
                                                                    Interim President,                    Blue Cross;
                                                                    LaSalle University                    Fotoball,
                                                                    from 1998 to 1999;                    U.S.A.
                                                                    President and Chief                   (sporting and
                                                                    Executive Officer,                    athletics
                                                                    Philadelphia Stock                    goods
                                                                    Exchange from 1981                    manufacturer);
                                                                    to 1997.                              DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN, JR.                 Trustee      Shall serve until     Self-employed               57        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust; WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer)

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           57        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         57        None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          57        St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     More Society
                                              or removal. Trustee   University School of                  of
                                              since November 2001.  Law since July 1997.                  Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A        None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice                N/A        None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A        None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A        None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               INVESTMENT ADVISER
                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10640

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                                 Deutsche Bank
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.

WEP-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

   EQUITY PORTFOLIOS

                  - LARGE CAP GROWTH
                  - LARGE CAP CORE
                  - SMALL CAP CORE
                  - INTERNATIONAL MULTI-MANAGER
                  - LARGE CAP VALUE
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve ("Fed"), the economy produced only modest economic growth over the fiscal year ended June 30, 2003. In fact it has struggled to maintain a growth rate above 1%. Nevertheless, certain segments of the economy are doing extraordinarily well, mainly due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period with the lower numbers having been produced more recently as a result of oil price declines.

     With inflation well behaved and the economy growing below potential, the Fed maintained an accommodative bias. The Fed lowered its federal funds rate target twice during the fiscal year; the most recent cut coming June 25(th), bringing the target to 1.0%. This latest rate cut brings the total to 13 during the easing cycle that began January 2001 when the federal funds rate was reduced from 6.5% to 6.0%.

     As we close out the fiscal year, the economy appears to be emerging from its extended period of subpar growth. Recent data indicate that the manufacturing sector is recovering, while the consumer sector remains solid. We expect stronger growth in the second half of 2003 as the monetary and fiscal stimulus, along with the pro-growth financial environment, take hold. While the economy is better positioned for a second half rebound, the recovery remains on tenuous ground. As such, we expect policy makers to maintain an accommodative bias for an extended period of time.

     We are pleased to present the details of our past year's performance.

INVESTMENT RESULTS

     For the fiscal year ended June 30, 2003, the Wilmington Prime Money Market, Wilmington U.S. Government and the Wilmington Tax-Exempt Portfolios' dividends represented a return of 1.07%, 0.95% and 0.73%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                           For the Fiscal
                                                             Year Ended
                                                           June 30, 2003
                                                           --------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                         1.07%
Lipper Money Market Funds                                       0.72%

WILMINGTON U.S. GOVERNMENT PORTFOLIO                            0.95%
Lipper U.S. Government Money Market Funds                       0.76%

WILMINGTON TAX-EXEMPT PORTFOLIO                                 0.73%
Lipper Tax-Exempt Money Market Funds                            0.67%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                              Prime            U.S.
                                                           Money Market     Government     Tax-Exempt
                                                            Portfolio       Portfolio      Portfolio
                                                          --------------   ------------   ------------
ASSETS:
Investment in Series, at value..........................  $2,384,707,101   $964,490,732   $549,173,877
Other assets............................................             777            361            183
                                                          --------------   ------------   ------------
Total assets............................................   2,384,707,878    964,491,093    549,174,060
                                                          --------------   ------------   ------------
LIABILITIES:
Dividends payable.......................................       1,030,369        437,728        136,517
Accrued expenses........................................         550,521        262,948        133,350
                                                          --------------   ------------   ------------
Total liabilities.......................................       1,580,890        700,676        269,867
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.........................................  $2,383,106,854   $963,779,548   $548,903,481
Accumulated net realized gain on investments............          20,134         10,869            712
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.......................................  $   28,937,070   $ 34,252,412   $ 23,382,225
  Service Shares........................................   2,354,189,918    929,538,005    525,521,968
                                                          --------------   ------------   ------------
                                                          $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.......................................      28,936,862     34,252,335     23,390,462
  Service Shares........................................   2,354,169,992    929,527,214    525,519,702
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.......................................           $1.00          $1.00          $1.00
  Service Shares........................................           $1.00          $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                Prime          U.S.
                                                             Money Market   Government    Tax-Exempt
                                                              Portfolio      Portfolio     Portfolio
                                                             ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income..........................................  $ 39,901,643   $16,524,899   $ 7,540,508
  Expenses.................................................   (11,316,249)   (5,372,894)   (2,912,742)
                                                             ------------   -----------   -----------
    Net investment income from Series......................    28,585,394    11,152,005     4,627,766
                                                             ------------   -----------   -----------
EXPENSES:
  Transfer agent fees......................................        57,594        27,043        13,380
  Reports to shareholders..................................        98,041        45,571        24,950
  Trustees' fees...........................................        14,647        15,553        14,658
  Distribution fees -- Investor Shares.....................        15,674        15,530        11,287
  Shareholder service fees -- Service Shares...............     6,219,549     2,624,077     1,387,382
  Registration fees........................................        24,149        16,377        17,724
  Professional fees........................................       147,541        70,075        43,499
  Other....................................................       148,268        67,401        32,469
                                                             ------------   -----------   -----------
    Total expenses.........................................     6,725,463     2,881,627     1,545,349
                                                             ------------   -----------   -----------
  Net investment income....................................    21,859,931     8,270,378     3,082,417
                                                             ------------   -----------   -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES...............            --           903           394
                                                             ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 21,859,931   $ 8,271,281   $ 3,082,811
                                                             ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                               Prime             U.S.
                                           Money Market       Government       Tax-Exempt
                                             Portfolio         Portfolio        Portfolio
                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................  $    21,859,931   $     8,270,378   $   3,082,417
  Net realized gain on investments......               --               903             394
                                          ---------------   ---------------   -------------
Net increase in net assets resulting
  from operations.......................       21,859,931         8,271,281       3,082,811
                                          ---------------   ---------------   -------------
Distributions to shareholders from net
  investment income.....................      (21,859,931)       (8,270,378)     (3,082,417)
                                          ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor
    Shares..............................      269,911,860        14,305,137     330,578,303
  Proceeds from shares sold -- Service
    Shares..............................    5,156,752,822     2,875,104,967     955,432,815
  Cost of shares issued on reinvestment
    of distributions:
    Investor Shares.....................           94,803            17,953           9,930
    Service Shares......................        1,218,093            87,763          29,669
  Cost of shares redeemed -- Investor
    Shares..............................     (284,316,715)       (3,588,217)   (336,802,616)
  Cost of shares redeemed -- Service
    Shares..............................   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                          ---------------   ---------------   -------------
Net increase (decrease) in net assets
  from Portfolio share transactions.....      (18,220,727)      (34,699,666)     25,540,380
                                          ---------------   ---------------   -------------
Total increase (decrease) in net
  assets................................      (18,220,727)      (34,698,763)     25,540,774
NET ASSETS:
  Beginning of year.....................    2,401,347,715       998,489,180     523,363,419
                                          ---------------   ---------------   -------------
  End of year...........................  $ 2,383,126,988   $   963,790,417   $ 548,904,193
                                          ===============   ===============   =============
                                              Shares            Shares           Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:   ---------------   ---------------   -------------
  Shares sold -- Investor Shares........      269,911,860        14,305,137     330,578,303
  Shares sold -- Service Shares.........    5,156,752,822     2,875,104,967     955,432,815
  Shares issued on reinvestment of
    distributions --
    Investor Shares.....................           94,803            17,953           9,930
    Service Shares......................        1,218,093            87,763          29,669
  Shares redeemed -- Investor Shares....     (284,316,715)       (3,588,217)   (336,802,616)
  Shares redeemed -- Service Shares.....   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                          ---------------   ---------------   -------------
  Net increase (decrease) in shares.....      (18,220,727)      (34,699,666)     25,540,380
                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,396,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions --
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                                                 For the Period
                                                                                                   October 1,
                                                          For the Fiscal Years                        1998        For the Fiscal
                                                             Ended June 30,                         through         Year Ended
                                          ----------------------------------------------------      June 30,      September 30,
PRIME MONEY MARKET PORTFOLIO --               2003           2002          2001      2000(+)        1999(+)          1998(+)
INVESTOR SHARES                           ------------      -------      --------   ----------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD................................    $  1.00         $  1.00      $   1.00   $     1.00     $     1.00       $     1.00
                                            -------         -------      --------   ----------     ----------       ----------
INVESTMENT OPERATIONS:
  Net investment income.................       0.01            0.02          0.06         0.05           0.04             0.05
                                            -------         -------      --------   ----------     ----------       ----------
DISTRIBUTIONS:
  From net investment income............      (0.01)          (0.02)        (0.06)       (0.05)         (0.04)           (0.05)
  From net realized gain................         --              --(2)         --           --             --               --
                                            -------         -------      --------   ----------     ----------       ----------
    Total distributions.................      (0.01)          (0.02)        (0.06)       (0.05)         (0.04)           (0.05)
                                            -------         -------      --------   ----------     ----------       ----------
NET ASSET VALUE -- END OF PERIOD........    $  1.00         $  1.00      $   1.00   $     1.00     $     1.00       $     1.00
                                            =======         =======      ========   ==========     ==========       ==========
TOTAL RETURN............................      1.07%           2.26%         5.68%        5.45%          3.51%**          5.26%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses..............................      0.51%           0.43%         0.48%        0.50%          0.52%*           0.53%
  Net investment income.................      1.10%           2.54%         5.70%        5.35%          4.61%*           5.13%
Net assets at end of period (000
  omitted)..............................    $28,937         $43,314      $382,884   $2,064,018     $1,651,174       $1,702,734

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney
   Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                                           For the Period
                                                                                             October 1,
                                                        For the Fiscal Years                    1998        For the Fiscal
                                                           Ended June 30,                     through         Year Ended
                                            --------------------------------------------      June 30,      September 30,
U.S. GOVERNMENT PORTFOLIO --                  2003       2002         2001      2000(+)       1999(+)          1998(+)
INVESTOR SHARES                             --------   --------     --------   ---------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD....  $   1.00   $   1.00     $   1.00   $    1.00     $    1.00        $    1.00
                                            --------   --------     --------   ---------     ---------        ---------
INVESTMENT OPERATIONS:
  Net investment income...................      0.01       0.02         0.05        0.05          0.03             0.05
                                            --------   --------     --------   ---------     ---------        ---------
DISTRIBUTIONS:
  From net investment income..............     (0.01)     (0.02)       (0.05)      (0.05)        (0.03)           (0.05)
  From net realized gain..................        --         --(2)        --          --            --               --
                                            --------   --------     --------   ---------     ---------        ---------
    Total distributions...................     (0.01)     (0.02)       (0.05)      (0.05)        (0.03)           (0.05)
                                            --------   --------     --------   ---------     ---------        ---------
NET ASSET VALUE -- END OF PERIOD..........  $   1.00   $   1.00     $   1.00   $    1.00     $    1.00        $    1.00
                                            ========   ========     ========   =========     =========        =========
TOTAL RETURN..............................     0.95%      2.02%        5.50%       5.25%         3.42%**          5.19%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses................................     0.57%      0.54%        0.54%       0.54%         0.54%*           0.54%
  Net investment income...................     0.93%      2.37%        5.59%       5.17%         4.51%*           5.06%
Net assets at end of period
  (000 omitted)...........................  $ 34,252   $ 23,576     $ 95,324   $ 765,121     $ 547,833        $ 802,153

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square U.S. Government Portfolio
   ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                                       For the Period
                                                                                         October 1,
                                                     For the Fiscal Years                   1998        For the Fiscal
                                                        Ended June 30,                    through         Year Ended
                                          ------------------------------------------      June 30,      September 30,
                                            2003       2002       2001      2000(+)       1999(+)          1998(+)
TAX-EXEMPT PORTFOLIO -- INVESTOR SHARES   --------   --------   --------   ---------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................   $   1.00   $   1.00   $   1.00   $    1.00     $    1.00        $    1.00
                                          --------   --------   --------   ---------     ---------        ---------
INVESTMENT OPERATIONS:
  Net investment income................       0.01       0.01       0.03        0.03          0.02             0.03
                                          --------   --------   --------   ---------     ---------        ---------
DISTRIBUTIONS:
  From net investment income...........      (0.01)     (0.01)     (0.03)      (0.03)        (0.02)           (0.03)
                                          --------   --------   --------   ---------     ---------        ---------
NET ASSET VALUE -- END OF PERIOD.......   $   1.00   $   1.00   $   1.00   $    1.00     $    1.00        $    1.00
                                          ========   ========   ========   =========     =========        =========
TOTAL RETURN...........................      0.73%      1.30%      3.38%       3.23%         1.96%**          3.11%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.............................      0.57%      0.56%      0.53%       0.55%         0.55%*           0.55%
  Net investment income................      0.72%      1.49%      3.36%       3.21%         2.58%*           3.05%
Net assets at end of period
  (000 omitted)........................   $ 23,382   $ 29,597   $ 65,138   $ 483,092     $ 451,509        $ 392,610

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square
   Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Service Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                        Prime Money       U.S. Government    Tax-Exempt
                                      Market Portfolio       Portfolio       Portfolio
                                      ----------------    ---------------    ----------
Year ended June 30, 2003
Ordinary Income.....................    $21,859,931         $ 8,270,378      $      318
Tax-Exempt Income...................             --                  --      $3,082,099
Year ended June 30, 2002
Ordinary Income.....................    $51,041,486         $19,767,506              --
Tax-Exempt Income...................             --                  --      $6,396,317

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                       Prime Money            U.S.             Tax-
                                          Market           Government         Exempt
                                        Portfolio           Portfolio       Portfolio
                                     ----------------    ---------------    ----------
Undistributed ordinary income......      $20,134             $10,869           $394
Undistributed tax-exempt income....           --                  --           $318

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Shareholders and Trustees of WT Mutual Fund:

  We have audited the accompanying statements of assets and liabilities of Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio and Wilmington Tax-Exempt Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Investor Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Investor Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         (Ernst & Young LLP)

  Philadelphia, Pennsylvania
  August 1, 2003

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal         Value
                                                               Rating(1)        Amount         (Note 2)
                                                              ------------   ------------   --------------
CERTIFICATES OF DEPOSIT -- 49.7%
 FOREIGN BANKS, FOREIGN CENTERS -- 26.6%
    ABN-AMRO Bank, 1.14%, 09/09/03..........................  P-1, A-1+      $110,000,000   $  110,009,591
    Banque National de Paris, 1.20%, 12/18/03...............  P-1, A-1+        35,000,000       34,991,764
    Barclay's Bank PLC, 1.26%, 07/01/03.....................  P-1, A-1+       113,000,000      113,000,000
    Bayerische Landesbank Girozentrale, 1.08%, 08/01/03.....  P-1, A-1+        75,000,000       75,000,645
    Credit Suisse First Boston, 1.27%, 07/30/03.............   P-1, A-1       110,000,000      110,000,440
    Landesbank Hessen-Thuringen Girozentrale, 1.28%,
      08/29/03..............................................  P-1, A-1+        80,000,000       80,002,603
    Lloyds Bank PLC, 1.25%, 07/25/03........................  P-1, A-1+       110,000,000      110,000,000
                                                                                            --------------
                                                                                               633,005,043
                                                                                            --------------
 FOREIGN BANKS, U.S. BRANCHES -- 13.9%
    Abbey National Treasury, 1.30%, 05/07/04................  P-1, A-1+       110,000,000      110,000,000
    Societe Generale, 1.23%, 08/18/03.......................  P-1, A-1+       110,000,000      110,000,366
    Toronto Dominion, 1.25%, 08/14/03.......................   P-1, A-1       110,000,000      109,998,634
                                                                                            --------------
                                                                                               329,999,000
                                                                                            --------------
 U.S. BANKS, U.S. BRANCHES -- 9.2%
    Chase Bank (USA), 1.26%, 08/11/03.......................  P-1, A-1+       110,000,000      110,005,942
    Citibank, N.A., 1.11%, 09/10/03.........................  P-1, A-1+       110,000,000      110,003,245
                                                                                            --------------
                                                                                               220,009,187
                                                                                            --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $1,183,013,230)...................................    1,183,013,230
                                                                                            --------------
COMMERCIAL PAPER -- 18.3%
 FINANCE -- 9.2%
    CIT Group, 1.26%, 08/11/03..............................   P-1, A-1        50,000,000       49,928,251
    CIT Group, 1.25%, 08/19/03..............................   P-1, A-1        49,400,000       49,315,951
    CIT Group, 1.25%, 08/22/03..............................   P-1, A-1        10,000,000        9,981,944
    Park Avenue Receivables Corp., 1.05%, LOC JPMorgan
      Chase, 07/15/03.......................................   P-1, A-1        90,053,000       90,016,229
    Park Avenue Receivables Corp., 1.05%, LOC JPMorgan
      Chase, 07/24/03.......................................   P-1, A-1        20,000,000       19,986,583
                                                                                            --------------
                                                                                               219,228,958
                                                                                            --------------
 LEASING -- 4.5%
    Vehicle Servicing Corp. of America, LOC Bank of America,
      1.10%, 08/28/03.......................................  P-1, A-1+       108,000,000      107,808,600
                                                                                            --------------
 UTILITIES -- 4.6%
    Centrica PLC, 1.05%, 09/15/03...........................   P-1, A-1       110,000,000      109,756,167
                                                                                            --------------
   TOTAL COMMERCIAL PAPER (COST $436,793,725)............................................      436,793,725
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal         Value
                                                               Rating(1)       Amount         (Note 2)
                                                              -----------   ------------   --------------
U.S. AGENCY OBLIGATIONS -- 5.5%
    Federal Home Loan Bank Notes, 1.23%, 07/06/04...........                $105,000,000   $  105,000,000
    Federal National Mortgage Assoc., 3.00%, 06/15/04.......                  25,213,000       25,639,505
                                                                                           --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $130,639,505)....................................      130,639,505
                                                                                           --------------
CORPORATE NOTES -- 7.0%
    General Electric Capital Corp., 1.63%, 07/01/03*........   Aaa, AAA       35,000,000       35,061,519
    General Electric Capital Corp., 6.75%, 09/11/03.........   Aaa, AAA       19,870,000       20,081,531
    General Electric Capital Corp., 6.81%, 11/03/03.........   Aaa, AAA        7,600,000        7,743,001
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA       20,775,000       21,440,731
    International Lease Finance Corp., 4.95%, 07/01/03......   N/R, AA-        7,035,000        7,035,000
    Merrill Lynch & Co., Inc., 1.26%, 07/01/03*.............   Aa3, A+        75,000,000       75,000,000
                                                                                           --------------
   TOTAL CORPORATE NOTES (COST $166,361,782)............................................      166,361,782
                                                                                           --------------
REPURCHASE AGREEMENTS -- 19.5%
    With Bank of America: at 1.25%, dated 06/30/03, to be repurchased at
     $232,267,265 on 07/01/03, collateralized by $232,259,200 of Federal
     National Mortgage Association Securities 5.5% due 06/01/33..........    232,259,200      232,259,200
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be repurchased at $232,008,056 on 07/01/03, collateralized by $238,960,445 of
     Federal National Mortgage Association Securities with various coupons and maturities to 06/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and maturities to
     07/01/33............................................................    232,000,000      232,000,000
                                                                                           --------------
TOTAL REPURCHASE AGREEMENTS (Cost $464,259,200)..........................                     464,259,200
                                                                                           --------------
TOTAL INVESTMENTS (Cost $2,381,067,442)+ -- 100.0%.......................                  $2,381,067,442
                                                                                           ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost of Federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC -- Letter of Credit.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                               Principal        Value
                                                                 Amount        (Note 2)
                                                              ------------   ------------
U.S. AGENCY OBLIGATIONS -- 73.4%
 FEDERAL FARM CREDIT BANKS DISCOUNT NOTES -- 3.4%
    Federal Farm Credit Bank Discount Notes, 1.13%,
     08/06/03...............................................  $ 13,190,000   $ 13,175,095
    Federal Farm Credit Bank Discount Notes, 1.15%,
     09/29/03...............................................    20,000,000     19,942,500
                                                                             ------------
                                                                               33,117,595
                                                                             ------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 11.4%
    Federal Home Loan Banks Discount Notes, 1.00%,
     08/13/03...............................................    25,000,000     24,970,139
    Federal Home Loan Banks Discount Notes, 1.00%,
     08/21/03...............................................    15,000,000     14,978,750
    Federal Home Loan Banks Discount Notes, 1.14%,
     09/03/03...............................................    25,000,000     24,949,333
    Federal Home Loan Banks Discount Notes, 1.05%,
     09/05/03...............................................    20,000,000     19,961,500
    Federal Home Loan Banks Discount Notes, 1.09%,
     09/05/03...............................................    25,000,000     24,950,042
                                                                             ------------
                                                                              109,809,764
                                                                             ------------
 FEDERAL HOME LOAN BANKS NOTES -- 18.0%
    Federal Home Loan Banks Notes, 1.19%, 07/07/03*.........    50,000,000     49,990,208
    Federal Home Loan Banks Notes, 1.13%, 07/14/03*.........    15,000,000     14,993,190
    Federal Home Loan Banks Notes, 1.30%, 08/12/03..........     2,505,000      2,505,652
    Federal Home Loan Banks Notes, 5.13%, 09/15/03..........    50,000,000     50,379,317
    Federal Home Loan Banks Notes, 6.38%, 11/14/03..........    35,860,000     36,525,998
    Federal Home Loan Banks Notes, 3.11%, 12/03/03..........    18,500,000     18,640,600
                                                                             ------------
                                                                              173,034,965
                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 17.7%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 07/30/03........................................    11,950,000     11,938,833
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 08/11/03........................................     9,350,000      9,337,701
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.14%, 08/14/03........................................    18,641,000     18,615,027
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.17%, 08/28/03........................................    25,000,000     24,953,076
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.13%, 08/29/03........................................    25,000,000     24,953,701
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.15%, 09/30/03........................................    26,387,000     26,310,294
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.24%, 11/07/03........................................    25,000,000     24,888,917
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 11/14/03........................................    29,482,000     29,352,804
                                                                             ------------
                                                                              170,350,353
                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 3.0%
    Federal Home Loan Mortgage Corporation Notes, 5.75%,
     07/15/03...............................................    10,000,000     10,017,399
    Federal Home Loan Mortgage Corporation Notes, 3.50%,
     09/15/03...............................................     3,900,000      3,918,328
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     10/10/03...............................................     5,000,000      5,020,317
    Federal Home Loan Mortgage Corporation Notes, 6.38%,
     11/15/03...............................................     8,351,000      8,511,940
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     12/15/03...............................................     1,500,000      1,514,001
                                                                             ------------
                                                                               28,981,985
                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                               Principal        Value
                                                                 Amount        (Note 2)
                                                              ------------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 18.3%
    Federal National Mortgage Association Discount Notes,
     1.16%, 07/02/03........................................  $ 25,000,000   $ 24,999,194
    Federal National Mortgage Association Discount Notes,
     1.16%, 08/11/03........................................    20,400,000     20,373,166
    Federal National Mortgage Association Discount Notes,
     1.16%, 08/13/03........................................    25,000,000     24,965,361
    Federal National Mortgage Association Discount Notes,
     1.17%, 08/27/03........................................    25,000,000     24,953,688
    Federal National Mortgage Association Discount Notes,
     1.16%, 09/18/03........................................     6,100,000      6,084,472
    Federal National Mortgage Association Discount Notes,
     1.09%, 09/30/03........................................    50,000,000     49,862,236
    Federal National Mortgage Association Discount Notes,
     1.24%, 11/14/03........................................    25,000,000     24,882,889
                                                                             ------------
                                                                              176,121,006
                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 1.6%
    Federal National Mortgage Association Notes, 4.00%,
     08/15/03...............................................     5,200,000      5,217,802
    Federal National Mortgage Association Notes, 4.75%,
     11/14/03...............................................     8,075,000      8,181,108
    Federal National Mortgage Association Notes, 3.13%,
     11/15/03...............................................     2,000,000      2,013,149
                                                                             ------------
                                                                               15,412,059
                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $706,827,727)......................    706,827,727
                                                                             ------------
REPURCHASE AGREEMENTS -- 26.6%
    With Bank of America: at 1.25%, dated 06/30/03, to be
     repurchased at $128,475,181 on 07/01/03, collateralized
     by $132,324,821 of Federal National Mortgage
     Association Securities with a rate of 6.00% and a
     maturity of 03/01/33...................................   128,470,700    128,470,700
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be
     repurchased at $128,004,444 on 07/01/03, collateralized
     by $131,844,631 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/33.................................   128,000,000    128,000,000
                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $256,470,700)...........................    256,470,700
                                                                             ------------
TOTAL INVESTMENTS (Cost $963,298,427)+ -- 100.0%..........................   $963,298,427
                                                                             ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset
(+)Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALABAMA -- 0.8%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.00%,
      07/02/03*.............................................   N/R, A-1+    $ 4,200,000   $  4,200,000
                                                                                          ------------
 ALASKA -- 0.1%
    Valdez, AK Marine Terminal Rev. Refunding Bonds (BP
      Pipelines Inc., Proj.), Ser. 2003A, .95%, 07/01/03*...  VMIG-1, A-1+      500,000        500,000
                                                                                          ------------
 ARIZONA -- 2.4%
    Phoenix, AZ Civic Imp. Corp. Wastewater Sys. Rev. Bond
      Ant. Notes, LOC Bank of America, 1.09%, 07/24/03......   P-1, A-1+      5,000,000      5,000,000
    Salt River Proj. AZ Agric. Imp. & Power Dist. Electric
      Sys Rev. Bond TECP, 1.05%, 08/14/03...................   P-1, A-1+      8,100,000      8,100,000
                                                                                          ------------
                                                                                            13,100,000
                                                                                          ------------
 CALIFORNIA -- 0.2%
    Los Angeles Regional Airports Imp. Corp. Fac. Rev. Bonds
      (LAX Two Corp. Proj.), LOC Societe Generale, Ser.
      1985, 1.03%, 07/01/03*................................   N/R, A-1+      1,000,000      1,000,000
                                                                                          ------------
 COLORADO -- 0.3%
    Pitkin County Ind. Dev. Ref. Rev. Bonds (Aspen Skiing
      Co. Proj.), LOC Bank One N.A., Ser. 1994-A, 1.00%,
      07/01/03*.............................................    N/R, A-1      1,800,000      1,800,000
                                                                                          ------------
 FLORIDA -- 3.4%
    City of Jacksonville, FL (Florida Power And Light Co.
      Proj.), Ser. 1992, 1.00%, 09/09/03....................    P-1, A-1      6,150,000      6,150,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, .95%, 09/15/03.............................  VMIG-1, A-1+    8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.00%, 07/02/03*.......   N/R, A-1+      4,235,000      4,235,000
                                                                                          ------------
                                                                                            18,385,000
                                                                                          ------------
 GEORGIA -- 11.3%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.00%, 07/02/03*............  VMIG-1, N/R     1,740,000      1,740,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds (Georgia
      Power Co. Plant Vogtle Proj.), Ser. 1992, 1.00%,
      07/01/03*.............................................  VMIG-1, A-1     3,000,000      3,000,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), AMBAC Insured/
      SBPA Rabo Bank, Ser. 1998A, 1.05%, 08/08/03...........  VMIG-1, A-1+   12,000,000     12,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.00%, 07/02/03*......................................   N/R, A-1+      4,300,000      4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.00%, 07/02/03*..........................    Aa1, N/R      3,810,000      3,810,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.00%, 07/07/03*......................................  VMIG-1, N/R     4,000,000      4,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.00%,
      07/02/03*.............................................    Aa2, N/R    $ 1,600,000   $  1,600,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.00%,
      07/02/03*.............................................  VMIG-1, N/R     4,600,000      4,600,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.00%, 07/02/03*................................    Aa2, N/R      1,100,000      1,100,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.00%, 07/02/03*......................................  VMIG-1, N/R     2,500,000      2,500,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC BNP Paribas, 1.15%,
      07/01/03*.............................................    P-1, N/R      4,875,000      4,875,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,,
      1.00%, 07/01/03*......................................  VMIG-1, A-1     1,400,000      1,400,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.00%,
      07/02/03*.............................................    Aa2, N/R      3,500,000      3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.00%, 07/02/03*......................................    Aa2, N/R      1,000,000      1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.00%,
      07/02/03*.............................................  VMIG-1, N/R     5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.00%, 07/02/03*......................................    Aa2, N/R      5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.05%,
      07/01/03*.............................................  VMIG-1, A-1     2,000,000      2,000,000
                                                                                          ------------
                                                                                            62,125,000
                                                                                          ------------
 ILLINOIS -- 16.4%
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB & T, Ser. 1997, 1.00%,
      07/03/03*.............................................   N/R, A-1+      2,270,000      2,270,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Banc One N.A./ Northern Trust, Ser. 1999,
      1.05%, 07/02/03*......................................   N/R, A-1+     13,400,000     13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB & T, Ser.
      1998, 1.00%, 07/02/03*................................   N/R, A-1+      8,000,000      8,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.00%,
      07/02/03*.............................................  VMIG-1, A-1+   15,300,000     15,300,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.05%, 07/02/03*...................  VMIG-1, A-1+    1,800,000      1,800,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Univ. of Chicago),
      Ser. 2001B-3, 1.00%, 08/01/03.........................  VMIG-1, A-1+   13,000,000     13,000,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. 2002C, 1.00%, 07/01/03*..................  VMIG-1, A-1+    3,000,000      3,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1987E, 1.08%, 08/28/03...................  VMIG-1, A-1+    5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1996, 1.05%, 10/09/03....................  VMIG-1, A-1+   10,000,000     10,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.00%, 07/01/03*....  VMIG-1, A-1+    3,400,000      3,400,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
    Illinois Health Fac. Auth. Rev. Bonds (Univ. of
      Chicago), Ser. B-1, 2.70%, 07/01/03...................   N/R, A-1+    $ 3,000,000   $  3,000,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.05%, 07/02/03*.......................  VMIG-1, N/R    11,900,000     11,900,000
                                                                                          ------------
                                                                                            90,070,000
                                                                                          ------------
 KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.05%, 07/02/03*......................................    P-1, A-1      5,000,000      5,000,000
                                                                                          ------------
 MARYLAND -- 5.3%
    Maryland Health & Higher Educ. Fac. Auth. (The Johns
      Hopkins Univ.), Ser. B, 1.00%, 07/11/03...............   P-1, A-1+      7,342,000      7,342,000
    Maryland Health & Higher Educ. Fac. Auth. (The Johns
      Hopkins Univ.), Ser. A, .90%, 10/10/03................   P-1, A-1+      6,800,000      6,800,000
    Montgomery County, MD TECP, Ser. 2002, .90%, 09/08/03...   P-1, A-1+     15,000,000     15,000,000
                                                                                          ------------
                                                                                            29,142,000
                                                                                          ------------
 MASSACHUSETTS -- 4.8%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, 1.08%, 08/07/03.......   P-1, A-1+     16,412,000     16,412,000
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, .90%, 08/13/03........   P-1, A-1+      9,903,000      9,903,000
                                                                                          ------------
                                                                                            26,315,000
                                                                                          ------------
 MICHIGAN -- 2.7%
    County of Macomb, MI Hosp. Fin. Auth. VRDN Hosp. Rev.
      and Ref. Bonds (Mount Clemens Gen. Hosp.), LOC
      Comerica, Ser. 2003A-1, 1.00%, 07/01/03*..............  VMIG-1, N/R     2,300,000      2,300,000
    Michigan State Gen. Oblig. Notes, 1.50%, 09/30/03.......  MIG-1, SP-1+   10,000,000     10,012,247
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), Ambac Insured/ SBPA Bank
      One N.A. Barclays Bank, 1.00%, 07/01/03*..............  VMIG-1, A-1+    2,650,000      2,650,000
                                                                                          ------------
                                                                                            14,962,247
                                                                                          ------------
 MINNESOTA -- 3.3%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/ Mayo Medical Center, Ser. 2001D, 1.05%,
      08/07/03..............................................   N/R, A-1+     10,000,000     10,000,000
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/ Mayo Medical Center, Ser. 88E, 1.10%,
      07/10/03..............................................   N/R, A-1+      8,135,000      8,135,000
                                                                                          ------------
                                                                                            18,135,000
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
MISSOURI -- 1.0%
    Missouri Health & Educ. Fac. Auth. (Washington Univ.
      Proj.), Ser. 1996A, .95%, 07/01/03*...................  VMIG-1, A-1+  $ 1,300,000   $  1,300,000
    Missouri Health & Educ. Fac. Auth. Rev. Bonds
      (Washington Univ. Proj.), Ser. 1996, .95%,
      07/01/03*.............................................  VMIG-1, A-1+    2,275,000      2,275,000
    Missouri Health & Educ. Fac. Auth. Rev. Bonds
      (Washington Univ. Proj.), Ser. 2000B, .98%,
      07/01/03*.............................................  VMIG-1, A-1+    1,800,000      1,800,000
                                                                                          ------------
                                                                                             5,375,000
                                                                                          ------------
 NEBRASKA -- 3.6%
    Omaha Public Power Dist. TECP Notes, .90%, 09/09/03.....   P-1, A-1+     20,000,000     20,000,000
                                                                                          ------------
 NEW JERSEY -- 4.0%
    New Jersey Educ. Fac. Auth. (Princeton Univ.),
      Commercial Paper Notes, 1.00%, 07/24/03...............   P-1, A-1+      6,700,000      6,700,000
    New Jersey Educ. Fac. Auth. (Princeton Univ.),
      Commercial Paper Notes, 1.05%,
      07/23/03..............................................   P-1, A-1+     15,000,000     15,000,000
                                                                                          ------------
                                                                                            21,700,000
                                                                                          ------------
 NORTH CAROLINA -- 0.9%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.18%, 07/03/03*................................    Aa3, N/R      5,000,000      5,000,000
                                                                                          ------------
 NORTH DAKOTA -- 0.5%
    Grand Forks, ND Health Care Fac. Auth. Rev. Bonds
      (United Hosp. Oblig.), LOC LaSalle NB, Ser. 1996 A,
      1.03%, 07/01/03*......................................  VMIG-1, N/R     2,775,000      2,775,000
                                                                                          ------------
 OHIO -- 2.7%
    Lorain County, OH Adjustable Rate Hosp. Fac. Rev. Bonds
      (Catholic Healthcare Partners), Ser. 1997A, 1.15%,
      11/10/03..............................................  VMIG-1, A-1    15,000,000     15,000,000
                                                                                          ------------
 OKLAHOMA -- 0.4%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge.
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, .95%, 07/01/03*..................   N/R, A-1+      2,000,000      2,000,000
                                                                                          ------------
 PENNSYLVANIA -- 5.5%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995, .97%,
      07/02/03*.............................................  VMIG-1, A-1+    4,200,000      4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.04%, 07/02/03*..................   N/R, A-1+     10,900,000     10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.04%, 07/02/03*.............................   N/R, A-1+      1,200,000      1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds (Exelon Generation Co., LLC Proj.), LOC
      Bank One N.A., Ser. B, 1.10%, 08/13/03................   P-1, A-1+     14,000,000     14,000,000
                                                                                          ------------
                                                                                            30,300,000
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
SOUTH CAROLINA -- 0.7%
    South Carolina State Pub. Services Auth. TECP, .90%,
      09/08/03..............................................   P-1, A-1+    $ 4,000,000   $  4,000,000
                                                                                          ------------
 TENNESSEE -- 2.0%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.00%, 07/03/03*................................   N/R, A-1+      2,850,000      2,850,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.00%, 07/03/03*................................   N/R, A-1+      1,300,000      1,300,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      2003, 1.00%, 07/01/03*................................  VMIG-1, N/R     6,700,000      6,700,000
                                                                                          ------------
                                                                                            10,850,000
                                                                                          ------------
 TEXAS -- 19.4%
    Board of Regent of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.00%, 09/09/03..................  VMIG-1, A-1+    7,000,000      7,000,000
    Board of Regent of The Univ. of Texas Sys. Permanent
      Univ. Fund Flexible Rate Notes, Ser. A, 1.00%,
      08/15/03..............................................  VMIG-1, A-1+   12,000,000     12,000,000
    Board of Regents of Texas A&M Univ. Sys. Permanent Univ.
      Fund Flexible Rate Notes, .93%, 12/08/03..............  VMIG-1, N/R    10,000,000     10,000,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.05%, 10/09/03..................   P-1, A-1+      6,000,000      6,000,000
    City of Austin, TX (Travis & Williamson Counties)
      Combined Utility Sys. TECP, Ser. A, .90%, 09/12/03....   P-1, A-1+     11,490,000     11,490,000
    City of San Antonio, TX Water Sys. Commercial Paper
      Notes, 1.10%, 07/09/03................................   P-1, A-1+     11,000,000     11,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.05%, 08/11/03...............................   P-1, A-1+     10,000,000     10,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.10%, 08/15/03...............................   P-1, A-1+      8,685,000      8,685,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Hosp.
      Rev. Bonds (Texas Children's Hosp. Proj.), MBIA
      Insured/SBPA Morgan Gty. Trust, Ser. 1991B-1, .95%,
      7/01/03*..............................................  VMIG-1, A-1+    3,715,000      3,715,000
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll. Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.),
      Ser. 1994, .95%, 07/01/03*............................   P-1, A-1+      1,400,000      1,400,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, .95%, 07/01/03*...........  VMIG-1, N/R     4,530,000      4,530,000
    State of Texas Tax & Rev. Ant. Notes, Ser. 2002, 2.75%,
      08/29/03..............................................  MIG-1, SP-1+   20,000,000     20,040,744
                                                                                          ------------
                                                                                           105,860,744
                                                                                          ------------
 WASHINGTON -- 4.4%
    King County, WA Sewer Rev. Bond Ant. Commercial Paper
      Notes, 1.00%, 08/06/03................................    P-1, A-1     20,000,000     20,000,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.00%, 07/02/03*.............................  VMIG-1, N/R     4,200,000      4,200,000
                                                                                          ------------
                                                                                            24,200,000
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Rating(1)      Amount        (Note 2)
                                                              ------------  -----------   ------------
WISCONSIN -- 3.0%
    City of Milwaukee, WI Gen. Oblig. UT Bonds, 2.50%,
      09/01/03..............................................    Aa2, AA     $ 5,220,000   $  5,228,724
    State of Wisconsin Gen. Oblig. Commercial Paper Notes,
      Ser. A, 1.00%, 09/10/03...............................   P-1, A-1+     11,046,000     11,046,000
                                                                                          ------------
                                                                                            16,274,724
                                                                                          ------------
TOTAL MUNICIPAL BONDS (Cost $548,069,715)..............................................    548,069,715
                                                                                          ------------
TOTAL INVESTMENTS (Cost $548,069,715)+ -- 100.0%.......................................   $548,069,715
                                                                                          ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for Federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC  -- Letter of Credit.
SBPA -- Stand-by Bond Purchase Agreement.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                                 Prime            U.S.
                                                              Money Market     Government     Tax-Exempt
                                                                 Series          Series         Series
                                                             --------------   ------------   ------------
ASSETS:
Investment in securities, at value*........................  $2,381,067,442   $963,298,427   $548,069,715
Cash.......................................................               4             50         53,901
Interest receivable........................................       4,561,448      1,698,288      1,291,079
                                                             --------------   ------------   ------------
Total assets...............................................   2,385,628,894    964,996,765    549,414,695
                                                             --------------   ------------   ------------
LIABILITIES:
Accrued advisory fee.......................................         862,754        443,829        220,712
Other accrued expenses.....................................          57,904         61,070         19,019
                                                             --------------   ------------   ------------
Total liabilities..........................................         920,658        504,899        239,731
                                                             --------------   ------------   ------------
NET ASSETS.................................................  $2,384,708,236   $964,491,866   $549,174,964
                                                             ==============   ============   ============
------------------------
*  Investments at cost                                       $2,381,067,442   $963,298,427   $548,069,715

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   ----------
INVESTMENT INCOME:
  Interest Income...........................................  $39,901,661    $16,524,916   $7,540,523
                                                              -----------    -----------   ----------
EXPENSES:
  Advisory fees.............................................   10,780,391      5,051,852    2,734,988
  Administration and accounting fees........................      422,999        195,369      115,904
  Trustees' fees............................................        5,244          5,376        5,553
  Professional fees.........................................       83,698         47,025       34,258
  Other.....................................................       23,921         73,276       22,043
                                                              -----------    -----------   ----------
    Total expenses..........................................   11,316,253      5,372,898    2,912,746
                                                              -----------    -----------   ----------
  Net investment income.....................................   28,585,408     11,152,018    4,627,777
                                                              -----------    -----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................           --            903          394
                                                              -----------    -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $28,585,408    $11,152,921   $4,628,171
                                                              ===========    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income................................  $    28,585,408   $    11,152,018   $     4,627,777
  Net realized gain on investments.....................               --               903               394
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       28,585,408        11,152,921         4,628,171
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    5,426,664,682     2,889,410,105     1,286,011,118
  Withdrawals..........................................   (5,474,921,860)   (2,935,642,124)   (1,265,271,730)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      (48,257,178)      (46,232,019)       20,739,388
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      (19,671,770)      (35,079,098)       25,367,559
NET ASSETS:
  Beginning of year....................................    2,404,380,006       999,570,964       523,807,405
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,384,708,236   $   964,491,866   $   549,174,964
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   Effective September 1, 2002, RSMC provides administrative and accounting services to each Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $334,041, $153,366 and $91,435 for the Prime Money Market, U.S. Government and Tax-Exempt Series, respectively, for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS

                                                     For the Fiscal Years Ended      For the Period
                                                              June 30,             November 1, 1999(1)
                                                    ----------------------------         through
                                                     2003       2002       2001       June 30, 2000
                                                    ------     ------     ------   -------------------
PRIME MONEY MARKET SERIES
  Total Return....................................  1.14%       2.24%      5.70%          3.75%**
  Ratios to Average Net Assets:
     Expenses.....................................  0.45%       0.45%      0.45%          0.46%*
     Net investment income........................  1.13%       2.19%      5.51%          5.63%*
U.S. GOVERNMENT SERIES
  Total Return....................................  1.02%       2.06%      5.66%          3.61%**
  Ratios to Average Net Assets:
     Expenses.....................................  0.50%       0.50%      0.49%          0.50%*
     Net investment income........................  1.03%       2.07%      5.24%          5.42%*
TAX-EXEMPT SERIES
  Total Return....................................  0.80%       1.36%      3.42%          2.30%**
  Ratios to Average Net Assets:
     Expenses.....................................  0.50%       0.50%      0.50%          0.50%*
     Net investment income........................  0.80%       1.36%      3.33%          3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 42% of the investments by the Tax-Exempt Series on June 30, 2003, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prime Money Market Series, U.S. Government Series and Tax-Exempt Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         (Ernst & Young LLP)

  Philadelphia, Pennsylvania
  August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1)Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2)Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 57        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER                 Trustee      Shall serve until     Dean, School of             57        None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 57        Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                    Investment
                                              or removal. Trustee   organizations from                    Trust;
                                              since October 1998.   1997 to present;                      Independence
                                                                    Interim President,                    Blue Cross;
                                                                    LaSalle University                    Fotoball,
                                                                    from 1998 to 1999;                    U.S.A.
                                                                    President and Chief                   (sporting and
                                                                    Executive Officer,                    athletics
                                                                    Philadelphia Stock                    goods
                                                                    Exchange from 1981                    manufacturer);
                                                                    to 1997.                              DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN, JR.                 Trustee      Shall serve until     Self-employed               57        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust; WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer)

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           57        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         57        None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          57        St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     More Society
                                              or removal. Trustee   University School of                  of
                                              since November 2001.  Law since July 1997.                  Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A        None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice                N/A        None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A        None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A        None
Date of Birth: 8/65                           pleasure of the       Trust Company, since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Investor Shares.

WMMPI-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

   MONEY MARKET PORTFOLIOS
   INVESTOR SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve ("Fed"), the economy produced only modest economic growth over the fiscal year ended June 30, 2003. In fact it has struggled to maintain a growth rate above 1%. Nevertheless, certain segments of the economy are doing extraordinarily well, mainly due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period with the lower numbers having been produced more recently as a result of oil price declines.

     With inflation well behaved and the economy growing below potential, the Fed maintained an accommodative bias. The Fed lowered its federal funds rate target twice during the fiscal year; the most recent cut coming June 25(th), bringing the target to 1.0%. This latest rate cut brings the total to 13 during the easing cycle that began January 2001 when the federal funds rate was reduced from 6.5% to 6.0%.

     As we close out the fiscal year, the economy appears to be emerging from its extended period of subpar growth. Recent data indicate that the manufacturing sector is recovering, while the consumer sector remains solid. We expect stronger growth in the second half of 2003 as the monetary and fiscal stimulus, along with the pro-growth financial environment, take hold. While the economy is better positioned for a second half rebound, the recovery remains on tenuous ground. As such, we expect policy makers to maintain an accommodative bias for an extended period of time.

     We are pleased to present the details of our past year's performance.

INVESTMENT RESULTS

     For the fiscal year ended June 30, 2003, the Wilmington Prime Money Market, Wilmington U.S. Government and the Wilmington Tax-Exempt Portfolios' dividends represented a return of 0.87%, 0.75% and 0.52%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                            For the Fiscal
                                                              Year Ended
                                                            June 30, 2003
                                                            --------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                         0.87%
Lipper Money Market Funds                                       0.72%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                            0.75%
Lipper U.S. Government Money Market Funds                       0.76%
WILMINGTON TAX-EXEMPT PORTFOLIO                                 0.52%
Lipper Tax-Exempt Money Market Funds                            0.67%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Service Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                              Prime            U.S.
                                                           Money Market     Government     Tax-Exempt
                                                            Portfolio       Portfolio      Portfolio
                                                          --------------   ------------   ------------
ASSETS:
Investment in Series, at value..........................  $2,384,707,101   $964,490,732   $549,173,877
Other assets............................................             777            361            183
                                                          --------------   ------------   ------------
Total assets............................................   2,384,707,878    964,491,093    549,174,060
                                                          --------------   ------------   ------------
LIABILITIES:
Dividends payable.......................................       1,030,369        437,728        136,517
Accrued expenses........................................         550,521        262,948        133,350
                                                          --------------   ------------   ------------
Total liabilities.......................................       1,580,890        700,676        269,867
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.........................................  $2,383,106,854   $963,779,548   $548,903,481
Accumulated net realized gain on investments............          20,134         10,869            712
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.......................................  $   28,937,070   $ 34,252,412   $ 23,382,225
  Service Shares........................................   2,354,189,918    929,538,005    525,521,968
                                                          --------------   ------------   ------------
                                                          $2,383,126,988   $963,790,417   $548,904,193
                                                          ==============   ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.......................................      28,936,862     34,252,335     23,390,462
  Service Shares........................................   2,354,169,992    929,527,214    525,519,702
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.......................................           $1.00          $1.00          $1.00
  Service Shares........................................           $1.00          $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income...........................................  $ 39,901,643   $16,524,899   $ 7,540,508
  Expenses..................................................   (11,316,249)   (5,372,894)   (2,912,742)
                                                              ------------   -----------   -----------
  Net investment income from Series.........................    28,585,394    11,152,005     4,627,766
                                                              ------------   -----------   -----------
EXPENSES:
  Transfer agent fees.......................................        57,594        27,043        13,380
  Reports to shareholders...................................        98,041        45,571        24,950
  Trustees' fees............................................        14,647        15,553        14,658
  Distribution fees -- Investor Shares......................        15,674        15,530        11,287
  Shareholder service fees -- Service Shares................     6,219,549     2,624,077     1,387,382
  Registration fees.........................................        24,149        16,377        17,724
  Professional fees.........................................       147,541        70,075        43,499
  Other.....................................................       148,268        67,401        32,469
                                                              ------------   -----------   -----------
  Total expenses............................................     6,725,463     2,881,627     1,545,349
                                                              ------------   -----------   -----------
  Net investment income.....................................    21,859,931     8,270,378     3,082,417
                                                              ------------   -----------   -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES................            --           903           394
                                                              ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 21,859,931   $ 8,271,281   $ 3,082,811
                                                              ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    21,859,931   $     8,270,378   $   3,082,417
  Net realized gain on investments..................               --               903             394
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       21,859,931         8,271,281       3,082,811
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................      (21,859,931)       (8,270,378)     (3,082,417)
                                                      ---------------   ---------------   -------------
Portfolio share transactions (a):
  Proceeds from shares sold -- Investor Shares......      269,911,860        14,305,137     330,578,303
  Proceeds from shares sold -- Service Shares.......    5,156,752,822     2,875,104,967     955,432,815
  Cost of shares issued on reinvestment of
    distributions:
  Investor Shares...................................           94,803            17,953           9,930
  Service Shares....................................        1,218,093            87,763          29,669
  Cost of shares redeemed -- Investor Shares........     (284,316,715)       (3,588,217)   (336,802,616)
  Cost of shares redeemed -- Service Shares.........   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................      (18,220,727)      (34,699,666)     25,540,380
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............      (18,220,727)      (34,698,763)     25,540,774
NET ASSETS:
  Beginning of year.................................    2,401,347,715       998,489,180     523,363,419
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,383,126,988   $   963,790,417   $ 548,904,193
                                                      ===============   ===============   =============

                                                          Shares            Shares           Shares
                                                      ---------------   ---------------   -------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold -- Investor Shares....................      269,911,860        14,305,137     330,578,303
  Shares sold -- Service Shares.....................    5,156,752,822     2,875,104,967     955,432,815
  Shares issued on reinvestment of distributions --
  Investor Shares...................................           94,803            17,953           9,930
  Service Shares....................................        1,218,093            87,763          29,669
  Shares redeemed -- Investor Shares................     (284,316,715)       (3,588,217)   (336,802,616)
  Shares redeemed -- Service Shares.................   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................      (18,220,727)      (34,699,666)     25,540,380
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,396,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions --
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                 For the         For the       For the Period
                                                               Fiscal Year     Fiscal Year    April 2, 2001(2)
                                                                  Ended           Ended           through
                                                              June 30, 2003   June 30, 2002    June 30, 2001
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES                -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00      $     1.00        $     1.00
                                                               ----------      ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01            0.02              0.01
                                                               ----------      ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)          (0.02)            (0.01)
  From net realized gain....................................           --              --(3)             --
                                                               ----------      ----------        ----------
    Total distributions.....................................        (0.01)          (0.02)            (0.01)
                                                               ----------      ----------        ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00      $     1.00        $     1.00
                                                               ==========      ==========        ==========
TOTAL RETURN................................................        0.87%           1.95%             1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.72%           0.72%             0.72%*
  Net investment income.....................................        0.86%           1.91%             3.97%*
Net assets at end of period (000 omitted)...................   $2,354,190      $2,358,034        $2,155,407

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Commencement of operations.
(3)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                 For the         For the       For the Period
                                                               Fiscal Year     Fiscal Year    April 2, 2001(2)
                                                                  Ended           Ended           through
                                                              June 30, 2003   June 30, 2002    June 30, 2001
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES                   -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00      $     1.00        $     1.00
                                                               ----------      ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01            0.02              0.01
                                                               ----------      ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)          (0.02)            (0.01)
  From net realized gain....................................           --              --(3)             --
                                                               ----------      ----------        ----------
    Total distributions.....................................        (0.01)          (0.02)            (0.01)
                                                               ----------      ----------        ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00      $     1.00        $     1.00
                                                               ==========      ==========        ==========
TOTAL RETURN................................................        0.75%           1.79%             0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.77%           0.78%             0.78%*
  Net investment income.....................................        0.76%           1.78%             3.75%*
Net assets at end of period (000 omitted)...................   $  929,538      $  974,914        $1,120,776

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Commencement of operations.
(3)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                             For the         For the       For the Period
                                                           Fiscal Year     Fiscal Year    April 2, 2001(2)
                                                              Ended           Ended           through
                                                          June 30, 2003   June 30, 2002    June 30, 2001
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES                    -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD..................    $   1.00        $   1.00          $   1.00
                                                            --------        --------          --------
INVESTMENT OPERATIONS:
  Net investment income.................................        0.01            0.01              0.01
                                                            --------        --------          --------
DISTRIBUTIONS:
  From net investment income............................       (0.01)          (0.01)            (0.01)
                                                            --------        --------          --------
NET ASSET VALUE -- END OF PERIOD........................    $   1.00        $   1.00          $   1.00
                                                            ========        ========          ========
TOTAL RETURN............................................       0.52%           1.09%             0.64%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..............................................       0.78%           0.78%             0.79%*
  Net investment income.................................       0.52%           1.08%             2.38%*
Net assets at end of period (000 omitted)...............    $525,522        $493,767          $409,650

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.
(2)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Year ended June 30, 2003
Ordinary Income................    $21,859,931         $ 8,270,378           $      318
Tax-Exempt Income..............             --                  --           $3,082,099
Year ended June 30, 2002
Ordinary Income................    $51,041,486         $19,767,506                   --
Tax-Exempt Income..............             --                  --           $6,396,317

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Undistributed ordinary
  income.......................      $20,134             $10,869                $394
Undistributed tax-exempt
  income.......................           --                  --                 318

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities of Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio and Wilmington Tax-Exempt Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Service Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Service Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         [Ernst & Young LLP]

Philadelphia, Pennsylvania
August 1, 2003

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal         Value
                                                              Ratings(1)      Amount         (Note 2)
                                                              -----------  ------------   --------------
CERTIFICATES OF DEPOSIT -- 49.7%
 FOREIGN BANKS, FOREIGN CENTERS -- 26.6%
    ABN-AMRO Bank, 1.14%, 09/09/03..........................   P-1, A-1+   $110,000,000   $  110,009,591
    Banque National de Paris, 1.20%, 12/18/03...............   P-1, A-1+     35,000,000       34,991,764
    Barclay's Bank PLC, 1.26%, 07/01/03.....................   P-1, A-1+    113,000,000      113,000,000
    Bayerische Landesbank Girozentrale, 1.08%, 08/01/03.....   P-1, A-1+     75,000,000       75,000,645
    Credit Suisse First Boston, 1.27%, 07/30/03.............   P-1, A-1     110,000,000      110,000,440
    Landesbank Hessen-Thuringen Girozentrale, 1.28%,
      08/29/03..............................................   P-1, A-1+     80,000,000       80,002,603
    Lloyds Bank PLC, 1.25%, 07/25/03........................   P-1, A-1+    110,000,000      110,000,000
                                                                                          --------------
                                                                                             633,005,043
                                                                                          --------------
 FOREIGN BANKS, U.S. BRANCHES -- 13.9%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+    110,000,000      110,000,000
    Societe Generale, 1.23%, 08/18/03.......................   P-1, A-1+    110,000,000      110,000,366
    Toronto Dominion, 1.25%, 08/14/03.......................   P-1, A-1     110,000,000      109,998,634
                                                                                          --------------
                                                                                             329,999,000
                                                                                          --------------
 U.S. BANKS, U.S. BRANCHES -- 9.2%
    Chase Bank (USA), 1.26%, 08/11/03.......................   P-1, A-1+    110,000,000      110,005,942
    Citibank, N.A., 1.11%, 09/10/03.........................   P-1, A-1+    110,000,000      110,003,245
                                                                                          --------------
                                                                                             220,009,187
                                                                                          --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $1,183,013,230).................................    1,183,013,230
                                                                                          --------------
COMMERCIAL PAPER -- 18.3%
 FINANCE -- 9.2%
    CIT Group, 1.26%, 08/11/03..............................   P-1, A-1      50,000,000       49,928,251
    CIT Group, 1.25%, 08/19/03..............................   P-1, A-1      49,400,000       49,315,951
    CIT Group, 1.25%, 08/22/03..............................   P-1, A-1      10,000,000        9,981,944
    Park Avenue Receivables Corp., LOC JPMorgan Chase,
      1.05%, 07/15/03.......................................   P-1, A-1      90,053,000       90,016,229
    Park Avenue Receivables Corp., LOC JPMorgan Chase,
      1.05%, 07/24/03.......................................   P-1, A-1      20,000,000       19,986,583
                                                                                          --------------
                                                                                             219,228,958
                                                                                          --------------
 LEASING -- 4.5%
    Vehicle Servicing Corp. of America, LOC Bank of America,
      1.10%, 08/28/03.......................................   P-1, A-1+    108,000,000      107,808,600
                                                                                          --------------
 UTILITIES -- 4.6%
      Centrica PLC, 1.05%, 09/15/03.........................   P-1, A-1     110,000,000      109,756,167
                                                                                          --------------
   TOTAL COMMERCIAL PAPER (COST $436,793,725)..........................................      436,793,725
                                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal         Value
                                                              Ratings(1)      Amount         (Note 2)
                                                              -----------  ------------   --------------
U.S. AGENCY OBLIGATIONS -- 5.5%
    Federal Home Loan Bank Notes, 1.23%, 07/06/04...........               $105,000,000   $  105,000,000
    Federal National Mortgage Assoc., 3.00%, 06/15/04.......                 25,213,000       25,639,505
                                                                                          --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $130,639,505)...................................      130,639,505
                                                                                          --------------
CORPORATE NOTES -- 7.0%
    General Electric Capital Corp., 1.63%, 07/01/03*........   Aaa, AAA      35,000,000       35,061,519
    General Electric Capital Corp., 6.75%, 09/11/03.........   Aaa, AAA      19,870,000       20,081,531
    General Electric Capital Corp., 6.81%, 11/03/03.........   Aaa, AAA       7,600,000        7,743,001
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA      20,775,000       21,440,731
    International Lease Finance Corp., 4.95%, 07/01/03......   N/R, AA-       7,035,000        7,035,000
    Merrill Lynch & Co., Inc., 1.26%, 07/01/03*.............    Aa3, A+      75,000,000       75,000,000
                                                                                          --------------
   TOTAL CORPORATE NOTES (COST $166,361,782)...........................................      166,361,782
                                                                                          --------------
REPURCHASE AGREEMENTS -- 19.5%
    With Bank of America: at 1.25%, dated 06/30/03, to be repurchased at
     $232,267,265 on 07/01/03, collateralized by $232,259,200 of Federal
     National Mortgage Association Securities 5.5% due 06/01/33..........   232,259,200      232,259,200
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be repurchased at $232,008,056 on 07/01/03, collateralized by $238,960,445 of
     Federal National Mortgage Association Securities with various coupons and maturities to 06/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and maturities to
     07/01/33............................................................   232,000,000      232,000,000
                                                                                          --------------
TOTAL REPURCHASE AGREEMENTS (Cost $464,259,200)..........................                    464,259,200
                                                                                          --------------
TOTAL INVESTMENTS (Cost $2,381,067,442)+ -- 100.0%.......................                 $2,381,067,442
                                                                                          ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost of Federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC -- Letter of Credit.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                               Principal        Value
                                                                 Amount        (Note 2)
                                                              ------------   ------------
U.S. AGENCY OBLIGATIONS -- 73.4%
FEDERAL FARM CREDIT BANK DISCOUNT NOTES -- 3.4%
    Federal Farm Credit Bank Discount Notes, 1.13%,
     08/06/03...............................................  $ 13,190,000   $ 13,175,095
    Federal Farm Credit Bank Discount Notes, 1.15%,
     09/29/03...............................................    20,000,000     19,942,500
                                                                             ------------
                                                                               33,117,595
                                                                             ------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 11.4%
    Federal Home Loan Banks Discount Notes, 1.00%,
     08/13/03...............................................    25,000,000     24,970,139
    Federal Home Loan Banks Discount Notes, 1.00%,
     08/21/03...............................................    15,000,000     14,978,750
    Federal Home Loan Banks Discount Notes, 1.14%,
     09/03/03...............................................    25,000,000     24,949,333
    Federal Home Loan Banks Discount Notes, 1.05%,
     09/05/03...............................................    20,000,000     19,961,500
    Federal Home Loan Banks Discount Notes, 1.09%,
     09/05/03...............................................    25,000,000     24,950,042
                                                                             ------------
                                                                              109,809,764
                                                                             ------------
 FEDERAL HOME LOAN BANKS NOTES -- 18.0%
    Federal Home Loan Banks Notes, 1.19%, 07/07/03*.........    50,000,000     49,990,208
    Federal Home Loan Banks Notes, 1.13%, 07/14/03*.........    15,000,000     14,993,190
    Federal Home Loan Banks Notes, 1.30%, 08/12/03..........     2,505,000      2,505,652
    Federal Home Loan Banks Notes, 5.13%, 09/15/03..........    50,000,000     50,379,317
    Federal Home Loan Banks Notes, 6.38%, 11/14/03..........    35,860,000     36,525,998
    Federal Home Loan Banks Notes, 3.11%, 12/03/03..........    18,500,000     18,640,600
                                                                             ------------
                                                                              173,034,965
                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 17.7%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 07/30/03........................................    11,950,000     11,938,833
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 08/11/03........................................     9,350,000      9,337,701
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.14%, 08/14/03........................................    18,641,000     18,615,027
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.17%, 08/28/03........................................    25,000,000     24,953,076
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.13%, 08/29/03........................................    25,000,000     24,953,701
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.15%, 09/30/03........................................    26,387,000     26,310,294
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.24%, 11/07/03........................................    25,000,000     24,888,917
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.16%, 11/14/03........................................    29,482,000     29,352,804
                                                                             ------------
                                                                              170,350,353
                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 3.0%
    Federal Home Loan Mortgage Corporation Notes, 5.75%,
     07/15/03...............................................    10,000,000     10,017,399
    Federal Home Loan Mortgage Corporation Notes, 3.50%,
     09/15/03...............................................     3,900,000      3,918,328
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     10/10/03...............................................     5,000,000      5,020,317
    Federal Home Loan Mortgage Corporation Notes, 6.38%,
     11/15/03...............................................     8,351,000      8,511,940
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     12/15/03...............................................     1,500,000      1,514,001
                                                                             ------------
                                                                               28,981,985
                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                               Principal        Value
                                                                 Amount        (Note 2)
                                                              ------------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 18.3%
    Federal National Mortgage Association Discount Notes,
     1.16%, 07/02/03........................................  $ 25,000,000   $ 24,999,194
    Federal National Mortgage Association Discount Notes,
     1.16%, 08/11/03........................................    20,400,000     20,373,166
    Federal National Mortgage Association Discount Notes,
     1.16%, 08/13/03........................................    25,000,000     24,965,361
    Federal National Mortgage Association Discount Notes,
     1.17%, 08/27/03........................................    25,000,000     24,953,688
    Federal National Mortgage Association Discount Notes,
     1.16%, 09/18/03........................................     6,100,000      6,084,472
    Federal National Mortgage Association Discount Notes,
     1.09%, 09/30/03........................................    50,000,000     49,862,236
    Federal National Mortgage Association Discount Notes,
     1.24%, 11/14/03........................................    25,000,000     24,882,889
                                                                             ------------
                                                                              176,121,006
                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 1.6%
    Federal National Mortgage Association Notes, 4.00%,
     08/15/03...............................................     5,200,000      5,217,802
    Federal National Mortgage Association Notes, 4.75%,
     11/14/03...............................................     8,075,000      8,181,108
    Federal National Mortgage Association Notes, 3.13%,
     11/15/03...............................................     2,000,000      2,013,149
                                                                             ------------
                                                                               15,412,059
                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $706,827,727)........                  706,827,727
                                                                             ------------
REPURCHASE AGREEMENTS -- 26.6%
    With Bank of America: at 1.25%, dated 06/30/03, to be
     repurchased at $128,475,181 on 07/01/03, collateralized
     by $132,324,821 of Federal National Mortgage
     Association Securities with a rate of 6.00% and a
     maturity of 03/01/33...................................   128,470,700    128,470,700
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be
     repurchased at $128,004,444 on 07/01/03, collateralized
     by $131,844,631 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/33.................................   128,000,000    128,000,000
                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $256,470,700).............                  256,470,700
                                                                             ------------
TOTAL INVESTMENTS (Cost $963,298,427)+ -- 100.0%............                 $963,298,427
                                                                             ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALABAMA -- 0.8%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.00%,
      07/02/03*.............................................   N/R, A-1+     $ 4,200,000   $  4,200,000
                                                                                           ------------
 ALASKA -- 0.1%
    Valdez, AK Marine Terminal Rev. Refunding Bonds (BP
      Pipelines Inc., Proj.), Ser. 2003A, .95%, 07/01/03*...  VMIG-1, A-1+       500,000        500,000
                                                                                           ------------
 ARIZONA -- 2.4%
    Phoenix, AZ Civic Imp. Corp. Wastewater Sys. Rev. Bond
      Ant. Notes, LOC Bank of America, 1.09%, 07/24/03......   P-1, A-1+       5,000,000      5,000,000
    Salt River Proj. AZ Agric. Imp. & Power Dist. Electric
      Sys. Rev. Bond TECP, 1.05%, 08/14/03..................   P-1, A-1+       8,100,000      8,100,000
                                                                                           ------------
                                                                                             13,100,000
                                                                                           ------------
 CALIFORNIA -- 0.2%
    Los Angeles Regional Airports Imp. Corp. Fac. Rev. Bonds
      (LAX Two Corp. Proj.), LOC Societe Generale, Ser.
      1985, 1.03%, 07/01/03*................................   N/R, A-1+       1,000,000      1,000,000
                                                                                           ------------
 COLORADO -- 0.3%
    Pitkin County Ind. Dev. Ref. Rev. Bonds (Aspen Skiing
      Co. Proj.), LOC Bank One N.A., Ser. 1994-A, 1.00%,
      07/01/03*.............................................    N/R, A-1       1,800,000      1,800,000
                                                                                           ------------
 FLORIDA -- 3.4%
    City of Jacksonville, FL (Florida Power And Light Co.
      Proj.), Ser. 1992, 1.00%, 09/09/03....................    P-1, A-1       6,150,000      6,150,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, .95%, 09/15/03.............................  VMIG-1, A-1+     8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.00%, 07/02/03*.......   N/R, A-1+       4,235,000      4,235,000
                                                                                           ------------
                                                                                             18,385,000
                                                                                           ------------
 GEORGIA -- 11.3%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.00%, 07/02/03*............  VMIG-1, N/R      1,740,000      1,740,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds (Georgia
      Power Co. Plant Vogtle Proj.), Ser. 1992, 1.00%,
      07/01/03*.............................................  VMIG-1, A-1      3,000,000      3,000,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), AMBAC Insured/
      SBPA Rabo Bank, Ser. 1998A, 1.05%, 08/08/03...........  VMIG-1, A-1+    12,000,000     12,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.00%, 07/02/03*......................................   N/R, A-1+       4,300,000      4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank, Ser
      1998B, 1.00%, 07/02/03*...............................    Aa1, N/R       3,810,000      3,810,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.00%, 07/07/03*......................................  VMIG-1, N/R      4,000,000      4,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.00%,
      07/02/03*.............................................    Aa2, N/R     $ 1,600,000   $  1,600,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.00%,
      07/02/03*.............................................  VMIG-1, N/R      4,600,000      4,600,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.00%, 07/02/03*................................    Aa2, N/R       1,100,000      1,100,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.00%, 07/02/03*......................................  VMIG-1, N/R      2,500,000      2,500,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC BNP Paribas, 1.15%,
      07/01/03*.............................................    P-1, N/R       4,875,000      4,875,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,,
      1.00%, 07/01/03*......................................  VMIG-1, A-1      1,400,000      1,400,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.00%,
      07/02/03*.............................................    Aa2, N/R       3,500,000      3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.00%, 07/02/03*......................................    Aa2, N/R       1,000,000      1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.00%,
      07/02/03*.............................................  VMIG-1, N/R      5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.00%, 07/02/03*......................................    Aa2, N/R       5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.05%,
      07/01/03*.............................................  VMIG-1, A-1      2,000,000      2,000,000
                                                                                           ------------
                                                                                             62,125,000
                                                                                           ------------
 ILLINOIS -- 16.4%
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB & T, Ser. 1997, 1.00%,
      07/03/03*.............................................   N/R, A-1+       2,270,000      2,270,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Banc One N.A./Northern Trust, Ser. 1999,
      1.05%, 07/02/03*......................................   N/R, A-1+      13,400,000     13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB & T, Ser.
      1998, 1.00%, 07/02/03*................................   N/R, A-1+       8,000,000      8,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.00%,
      07/02/03*.............................................  VMIG-1, A-1+    15,300,000     15,300,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ
      Proj.), Ser. 1998, 1.05%, 07/02/03*...................  VMIG-1, A-1+     1,800,000      1,800,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Univ. of Chicago),
      Ser. 2001B-3, 1.00%, 08/01/03.........................  VMIG-1, A-1+    13,000,000     13,000,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. 2002C, 1.00%, 07/01/03*..................  VMIG-1, A-1+     3,000,000      3,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp
      Corp.), Ser. 1987E, 1.08%, 08/28/03...................  VMIG-1, A-1+     5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp
      Corp.), Ser. 1996, 1.05%, 10/09/03....................  VMIG-1, A-1+    10,000,000     10,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.00%, 07/01/03*....  VMIG-1, A-1+     3,400,000      3,400,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
    Illinois Health Fac. Auth. Rev. Bonds (Univ. of
      Chicago), Ser. B-1, 2.70%, 07/01/03...................   N/R, A-1+     $ 3,000,000   $  3,000,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.05%, 07/02/03*.......................  VMIG-1, N/R     11,900,000     11,900,000
                                                                                           ------------
                                                                                             90,070,000
                                                                                           ------------
 KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.05%, 07/02/03*......................................    P-1, A-1       5,000,000      5,000,000
                                                                                           ------------
 MARYLAND -- 5.3%
    Maryland Health & Higher Educ. Fac. Auth. (The Johns
      Hopkins Univ.), Ser. B, 1.00%, 07/11/03...............   P-1, A-1+       7,342,000      7,342,000
    Maryland Health & Higher Educ. Fac. Auth. (The Johns
      Hopkins Univ.), Ser. A, .90%, 10/10/03................   P-1, A-1+       6,800,000      6,800,000
    Montgomery County, MD TECP, Ser. 2002, .90%, 09/08/03...   P-1, A-1+      15,000,000     15,000,000
                                                                                           ------------
                                                                                             29,142,000
                                                                                           ------------
 MASSACHUSETTS -- 4.8%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, 1.08%, 08/07/03.......   P-1, A-1+      16,412,000     16,412,000
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, .90%, 08/13/03........   P-1, A-1+       9,903,000      9,903,000
                                                                                           ------------
                                                                                             26,315,000
                                                                                           ------------
 MICHIGAN -- 2.7%
    County of Macomb, MI Hosp. Fin. Auth. VRDN Hosp. Rev and
      Ref. Bonds (Mount Clemens Gen. Hosp.), LOC Comerica,
      Ser. 2003A-1, 1.00%, 07/01/03*........................  VMIG-1, N/R      2,300,000      2,300,000
    Michigan State Gen. Oblig. Notes, 1.50%, 09/30/03.......  MIG-1, SP-1+    10,000,000     10,012,247
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), Ambac Insured/SBPA Bank
      One N.A. Barclays Bank, 1.00%, 07/01/03*..............  VMIG-1, A-1+     2,650,000      2,650,000
                                                                                           ------------
                                                                                             14,962,247
                                                                                           ------------
 MINNESOTA -- 3.3%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 2001D, 1.05%,
      08/07/03..............................................   N/R, A-1+      10,000,000     10,000,000
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 88E, 1.10%,
      07/10/03..............................................   N/R, A-1+       8,135,000      8,135,000
                                                                                           ------------
                                                                                             18,135,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
MISSOURI -- 1.0%
    Missouri Health & Educ. Fac. Auth. (Washington Univ
      Proj.), Ser. 1996A, .95%, 07/01/03*...................  VMIG-1, A-1+   $ 1,300,000   $  1,300,000
    Missouri Health & Educ. Fac. Auth. Rev. Bonds
      (Washington Univ. Proj.), Ser. 1996, .95%,
      07/01/03*.............................................  VMIG-1, A-1+     2,275,000      2,275,000
    Missouri Health & Educ. Fac. Auth. Rev. Bonds
      (Washington Univ. Proj.), Ser. 2000B, .98%,
      07/01/03*.............................................  VMIG-1, A-1+     1,800,000      1,800,000
                                                                                           ------------
                                                                                              5,375,000
                                                                                           ------------
 NEBRASKA -- 3.6%
    Omaha Public Power Dist. TECP Notes, .90%, 09/09/03.....   P-1, A-1+      20,000,000     20,000,000
                                                                                           ------------
 NEW JERSEY -- 4.0%
    New Jersey Educ. Fac. Auth. (Princeton Univ.),
      Commercial Paper Notes, 1.00%, 07/24/03...............   P-1, A-1+       6,700,000      6,700,000
    New Jersey Educ. Fac. Auth. (Princeton Univ.) Commercial
      Paper Notes, 1.05%, 07/23/03..........................   P-1, A-1+      15,000,000     15,000,000
                                                                                           ------------
                                                                                             21,700,000
                                                                                           ------------
 NORTH CAROLINA -- 0.9%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth
      Rev. Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.18%, 07/03/03*................................    Aa3, N/R       5,000,000      5,000,000
                                                                                           ------------
 NORTH DAKOTA -- 0.5%
    Grand Forks, ND Health Care Fac. Auth. Rev. Bonds
      (United Hosp. Oblig.), LOC LaSalle NB, Ser. 1996 A,
      1.03%, 07/01/03*......................................  VMIG-1, N/R      2,775,000      2,775,000
                                                                                           ------------
 OHIO -- 2.7%
    Lorain County, OH Adjustable Rate Hosp. Fac. Rev. Bonds
      (Catholic Healthcare Partners), Ser. 1997A, 1.15%,
      11/10/03..............................................  VMIG-1, A-1     15,000,000     15,000,000
                                                                                           ------------
 OKLAHOMA -- 0.4%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, .95%, 07/01/03*..................   N/R, A-1+       2,000,000      2,000,000
                                                                                           ------------
 PENNSYLVANIA -- 5.5%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995, .97%,
      07/02/03*.............................................  VMIG-1, A-1+     4,200,000      4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.04%, 07/02/03*..................   N/R, A-1+      10,900,000     10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.04%, 07/02/03*.............................   N/R, A-1+       1,200,000      1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev
      Ref. Bonds (Exelon Generation Co., LLC Proj.), LOC
      Bank One N.A., Ser. B, 1.10%, 08/13/03................   P-1, A-1+      14,000,000     14,000,000
                                                                                           ------------
                                                                                             30,300,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
SOUTH CAROLINA -- 0.7%
    South Carolina State Pub. Services Auth. TECP, .90%,
      09/08/03..............................................   P-1, A-1+     $ 4,000,000   $  4,000,000
                                                                                           ------------
 TENNESSEE -- 2.0%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.00%, 07/03/03*................................   N/R, A-1+       2,850,000      2,850,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.00%, 07/03/03*................................   N/R, A-1+       1,300,000      1,300,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      2003, 1.00%, 07/01/03*................................  VMIG-1, N/R      6,700,000      6,700,000
                                                                                           ------------
                                                                                             10,850,000
                                                                                           ------------
 TEXAS -- 19.4%
    Board of Regent of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.00%, 09/09/03..................  VMIG-1, A-1+     7,000,000      7,000,000
    Board of Regent of The Univ. of Texas Sys. Permanent
      Univ. Fund Flexible Rate Notes, Ser. A, 1.00%,
      08/15/03..............................................  VMIG-1, A-1+    12,000,000     12,000,000
    Board of Regents of Texas A&M Univ. Sys. Permanent Univ
      Fund Flexible Rate Notes, .93%, 12/08/03..............  VMIG-1, N/R     10,000,000     10,000,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.05%, 10/09/03..................   P-1, A-1+       6,000,000      6,000,000
    City of Austin, TX (Travis & Williamson Counties)
      Combined Utility Sys. TECP, Ser. A, .90%, 09/12/03....   P-1, A-1+      11,490,000     11,490,000
    City of San Antonio, TX Water Sys. Commercial Paper
      Notes, 1.10%, 07/09/03................................   P-1, A-1+      11,000,000     11,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.05%, 08/11/03...............................   P-1, A-1+      10,000,000     10,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.10%, 08/15/03...............................   P-1, A-1+       8,685,000      8,685,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Hosp. Rev
      Bonds (Texas Children's Hosp. Proj.), MBIA
      Insured/SBPA Morgan Gty. Trust, Ser. 1991B-1, .95%,
      7/01/03*..............................................  VMIG-1, A-1+     3,715,000      3,715,000
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll. Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.),
      Ser. 1994, .95%, 07/01/03*............................   P-1, A-1+       1,400,000      1,400,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, .95%, 07/01/03*...........  VMIG-1, N/R      4,530,000      4,530,000
    State of Texas Tax & Rev. Ant. Notes, Ser. 2002, 2.75%,
      08/29/03..............................................  MIG-1, SP-1+    20,000,000     20,040,744
                                                                                           ------------
                                                                                            105,860,744
                                                                                           ------------
 WASHINGTON -- 4.4%
    King County, WA Sewer Rev. Bond Ant. Commercial Paper
      Notes, 1.00%, 08/06/03................................    P-1, A-1      20,000,000     20,000,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.00%, 07/02/03*.............................  VMIG-1, N/R      4,200,000      4,200,000
                                                                                           ------------
                                                                                             24,200,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
WISCONSIN -- 3.0%
    City of Milwaukee, WI Gen. Obilg. UT Bonds, 2.50%,
      09/01/03..............................................    Aa2, AA      $ 5,220,000   $  5,228,724
    State of Wisconsin Gen. Oblig. Commercial Paper Notes,
      Ser. A, 1.00%, 09/10/03...............................   P-1, A-1+      11,046,000     11,046,000
                                                                                           ------------
                                                                                             16,274,724
                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost $548,069,715)...................                                548,069,715
                                                                                           ------------
TOTAL INVESTMENTS (Cost $548,069,715)+ -- 100.0%............                               $548,069,715
                                                                                           ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)  Cost for Federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC    -- Letter of Credit.
SBPA   -- Stand-by Bond Purchase Agreement.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

       WT INVESTMENT TRUST I -- MONEY MARKET SERIES
          FINANCIAL STATEMENTS

      STATEMENTS OF ASSETS AND LIABILITIES
      June 30, 2003

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                            Series           Series          Series
                                                        --------------   --------------   ------------
ASSETS:
Investment in securities, at value*...................  $2,381,067,442   $  963,298,427   $548,069,715
Cash..................................................               4               50         53,901
Interest receivable...................................       4,561,448        1,698,288      1,291,079
                                                        --------------   --------------   ------------
Total assets..........................................   2,385,628,894      964,996,765    549,414,695
                                                        --------------   --------------   ------------
LIABILITIES:
Accrued advisory fee..................................         862,754          443,829        220,712
Other accrued expenses................................          57,904           61,070         19,019
                                                        --------------   --------------   ------------
Total liabilities.....................................         920,658          504,899        239,731
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,384,708,236   $  964,491,866   $549,174,964
                                                        ==============   ==============   ============
------------------------
*  Investments at cost                                  $2,381,067,442   $  963,298,427   $548,069,715

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   ----------
INVESTMENT INCOME:
  Interest Income...........................................  $39,901,661    $16,524,916   $7,540,523
                                                              -----------    -----------   ----------
EXPENSES:
  Advisory fees.............................................   10,780,391      5,051,852    2,734,988
  Administration and accounting fees........................      422,999        195,369      115,904
  Trustees' fees............................................        5,244          5,376        5,553
  Professional fees.........................................       83,698         47,025       34,258
  Other.....................................................       23,921         73,276       22,043
                                                              -----------    -----------   ----------
    Total expenses..........................................   11,316,253      5,372,898    2,912,746
                                                              -----------    -----------   ----------
  Net investment income.....................................   28,585,408     11,152,018    4,627,777
                                                              -----------    -----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................           --            903          394
                                                              -----------    -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $28,585,408    $11,152,921   $4,628,171
                                                              ===========    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income................................  $    28,585,408   $    11,152,018   $     4,627,777
  Net realized gain on investments.....................               --               903               394
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       28,585,408        11,152,921         4,628,171
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    5,426,664,682     2,889,410,105     1,286,011,118
  Withdrawals..........................................   (5,474,921,860)   (2,935,642,124)   (1,265,271,730)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      (48,257,178)      (46,232,019)       20,739,388
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      (19,671,770)      (35,079,098)       25,367,559
NET ASSETS:
  Beginning of year....................................    2,404,380,006       999,570,964       523,807,405
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,384,708,236   $   964,491,866   $   549,174,964
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   Effective September 1, 2002, RSMC provides administrative and accounting services to each Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $334,041, $153,366 and $91,435, for the Prime Money Market, U.S. Government and Tax-Exempt Series, respectively, for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                     For the Fiscal Years Ended      For the Period
                                                              June 30,             November 1, 1999(1)
                                                     --------------------------          through
                                                      2003      2002      2001        June 30, 2000
                                                     ------    ------    ------    -------------------
PRIME MONEY MARKET SERIES
  Total Return.....................................   1.14%     2.24%     5.70%           3.75%**
  Ratios to Average Net Assets:
     Expenses......................................   0.45%     0.45%     0.45%           0.46%*
     Net investment income.........................   1.13%     2.19%     5.51%           5.63%*
U.S. GOVERNMENT SERIES
  Total Return.....................................   1.02%     2.06%     5.66%           3.61%**
  Ratios to Average Net Assets:
     Expenses......................................   0.50%     0.50%     0.49%           0.50%*
     Net investment income.........................   1.03%     2.07%     5.24%           5.42%*
TAX-EXEMPT SERIES
  Total Return.....................................   0.80%     1.36%     3.42%           2.30%**
  Ratios to Average Net Assets:
     Expenses......................................   0.50%     0.50%     0.50%           0.50%*
     Net investment income.........................   0.80%     1.36%     3.33%           3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 42% of the investments by the Tax-Exempt Series on June 30, 2003, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prime Money Market Series, U.S. Government Series and Tax-Exempt Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         [Ernst & Young LLP]

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust., WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer)

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.

WMMPS-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
SERVICE SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     The past fiscal year has been an extraordinary period for fixed income investors. Interest rates have fallen to levels last seen almost 50 years ago and the corporate bond market has responded to the slow but steady improvement in economic fundamentals and the strong demand for yield-oriented investments.

     The past fiscal year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve ("Fed") to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy, such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly. This enabled Treasury yields to remain low, and avoid any principal erosion from rising interest rates. At the same time, credit sensitive sectors experienced a great deal of volatility, but finished the year with a flourish as spreads contracted dramatically during the last months of 2002. Municipal bonds followed the lead from the Treasury market, and also benefited from the strong demand from individual investors seeking safety and higher returns. To meet the large demand from investors, municipal bond new issue supply for 2002 set the all time record at over $325 billion.

     Since the start of 2003, the bond market has benefited from three major trends or events. First, the corporate bond market has picked up right where it left 2002. Yield spreads continued to decline, with the average spread on corporate bonds as measured by the Lehman Government/Credit Index declining from 183 basis points ("bps.") at December 31, 2002 to 125 bps. at the end of June 2003. Yield levels have declined over the past six months providing an additional benefit to bond market returns. Second, the prospects for war with Iraq prompted many investors to seek a safe investment haven which benefited the domestic bond market. In May 2003, the Fed shifted their risk assessments for the economy to be more concerned with deflation over inflation. This sparked a third trend towards lower rates, producing the interest rates last seen nearly 50 years ago.

     We believe that the strongly stimulative monetary policy already in place, the fiscal package in the form of tax cuts passed into law in May 2003, the weakened U.S. dollar and the renewed stability in the equity markets will provide the basis for improved economic growth throughout the rest of 2003. Such an environment may not prove friendly to bond investors. However, the past few years has shown investors the value of maintaining diverse asset allocation objectives. Thus, a period of poor bond market performance should not be considered as a reason to avoid the asset class. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio managers of the Wilmington Fixed Income Portfolios have decades of experience in good and bad markets and their expertise should serve shareholders well, regardless of the market conditions.

     We are pleased to present the details of our past twelve month's performance.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON BROAD MARKET BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond Portfolio and Wilmington Broad Market Bond Portfolio (the "Portfolios") are designed to give shareholders broad exposure to the taxable fixed income bond market with a stable flow of income and minimization of risk. We strive to accomplish this goal by applying a disciplined and systematic investment process to manage actively a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and finished the fiscal year with an effective duration of 3.5 years. The Wilmington Broad Market Bond Portfolio had an effective duration of 5.5 years at the same point in time.

     The Portfolios have performed well during the past 12 months. The Wilmington Short/Intermediate Bond Portfolio had a total return of 10.70%, which was behind the 10.84% earned by the Lehman Intermediate Government/Credit Index, and well ahead of both the Merrill Lynch 1-10 Year U.S. Treasury Index that earned 8.08% and the mean return of funds in the Lipper Short/Intermediate Investment Grade Universe that earned 7.67%. The Wilmington Broad Market Bond Portfolio had a total return of 12.77%, which trailed just slightly behind the 13.14% earned by the Lehman Government/Credit Index, but ahead of the 11.64% return earned by the Merrill Lynch U.S. Treasury Master Index, and well ahead of the mean return of funds in the Lipper Intermediate Investment Grade Universe that earned 9.99%.

     The Portfolios seek to achieve their investment objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management. The third quarter of 2002 was a good period for the Portfolios since the Portfolios outperformed their respective indices. Performance against the Lipper peer groups was also excellent as the Portfolios were among the top 5 in their respective peer groups over the quarter. Declining yields allowed for the Portfolios to post strong positive results with the Wilmington Short/ Intermediate Bond Portfolio up 4.56% versus 4.53% for the Lehman Intermediate Government/Credit Index, and the Wilmington Broad Market Bond Portfolio was up 5.77% versus 5.69% for the Lehman Government/Credit Index. During the quarter, the Portfolios benefited from the continued problems in the equity market and the slowing US economy that enabled yields to reach levels not seen in four decades. Durations were kept at or above market levels that allowed the Portfolios to participate fully in the price increases brought on by falling rates. The corporate credit markets had a difficult time during the early part of the quarter as telecom, utilities, and cable/media underperformed the markets significantly. The Portfolios' exposures in these areas were fairly small, allowing them to avoid most of the problems caused by the credit deterioration in these sectors.

     The fourth quarter of 2002 provided a variety of challenging market conditions. Growing concerns over the economic expansion caused the Federal Reserve to lower interest rates by 50 bps. The equity market struggled early in the quarter but rallied sharply as corporate earnings results met or exceeded most estimates. This prompted a significant sell off in the bond market that pushed longer-term yields up by nearly 50 bps. Rising turmoil overseas caused investors to rethink how much risk they were willing to take and allowed the Treasury market to rally into the close of the year. The corporate bond market followed the ups and downs of the equity market as spreads widened dramatically during early October, only to snap back in a very strong rally during November and December.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The Wilmington Short/Intermediate Bond Portfolio outperformed its index during the fourth quarter of 2002 with a return of 1.92%, while the Lehman Intermediate Government/Credit Index returned 1.69% over the same time period. The Wilmington Broad Market Bond Portfolio finished just behind its benchmark returning 1.58% versus 1.73% for the Lehman Government/Credit Index. As interest rates rose in October, the durations of the Portfolios were reduced to limit exposure to the decline in principal brought about by rising rates. During the corporate bond market rally in November, neither Portfolio was overweighted in the corporate bond sector, but both held issuers that performed particularly well. For example, the Portfolios benefited from the Comcast/ATT Broadband merger. In addition, other telecom holdings in Verizon and Sprint also added to the positive performance. The Portfolios held positions in Household International that agreed to be acquired by HSBC. A major rally ensued in the Household International bonds and contributed to the Portfolios' performance. Gains in the auto sector were also experienced in November and, while the Portfolios' positions have been and still remain cautious about this sector, the modest holdings in Ford, Hertz and GMAC all had a positive effect on performance.

     During the first six months of 2003, the bond markets enjoyed another period of robust gains. Yield levels continued to fall and corporate bond spreads tightened enabling the market to post strong positive returns. The Wilmington Short/Intermediate Bond Portfolio returned 3.87% which trailed Lehman Intermediate Government/ Credit Index which posted a return of 4.26%. The under performance was primarily the result of a below market allocation to the corporate bond market. The Portfolio held 33% of its investments in corporate bonds at December 31, 2002 compared to the market weight of 44% for the above index. The Wilmington Broad Market Bond Portfolio also under performed its benchmark during the first 6 months of 2003, returning 4.96% versus 5.23% for the Lehman Government/Credit Index. The Wilmington Broad Market Bond Portfolio was also modestly under weighted in corporate bonds with 41% of its assets in this sector at December 31, 2002 versus the market weight of 43% for the index.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following chart compares the Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, for the past ten years ended June 30, 2003, the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.*

                       SHORT/INTERMEDIATE BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*


                                       1 Year   5 Year   10 Year
                                       ------   ------   -------
Short/Intermediate                     10.70%   7.11%     6.43%
Merrill Lynch 1-10 Yr.                  8.09%   7.02%     6.47%
Lehman Inter. Govt./Credit             10.84%   7.64%     6.88%

                                                  SHORT/INTERMEDIATE        MERRILL LYNCH 1-10 YEAR    LEHMAN INTER. GOVT./CREDIT
                                                  ------------------        -----------------------    --------------------------
6/30/93                                                10000.00                    10000.00                     10000.00
6/30/94                                                 9945.00                     9988.00                      9974.00
6/30/95                                                10948.00                    10966.00                     11009.00
6/30/96                                                11422.00                    11502.00                     11561.00
6/30/97                                                12201.00                    12297.00                     12397.00
6/30/98                                                13233.00                    13336.00                     13457.00
6/30/99                                                13688.00                    13936.00                     14020.00
6/30/00                                                14274.00                    14595.00                     14610.00
6/30/01                                                15731.00                    16040.00                     16223.00
6/30/02                                                16845.00                    17326.00                     17548.00
6/30/03                                                18647.00                    18728.00                     19450.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following chart compares the Wilmington Broad Market Bond Portfolio ("Broad Market Bond") and its predecessor, the Bond Fund (a collective investment Fund), with that of the Lehman Government/Credit Index ("Lehman Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with maturities no less than 1 year, for the past ten years ended June 30, 2003, and the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.*

                          BROAD MARKET BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*


                                       1 Year   5 Year   10 Year
                                       ------   ------   -------
Broad Market Bond                      12.77%   7.28%     6.72%
Merrill Lynch U.S. Treasury            11.64%   7.60%     7.12%
Lehman Govt./Credit                    13.14%   7.83%     7.35%

                                              BOND FUND (6/30/93-6/28/98)
                                                   BROAD MARKET BOND           MERRILL LYNCH U.S.
                                                   (6/29/98-6/30/03)                TREASURY               LEHMAN GOVT./CREDIT
                                              ---------------------------      ------------------          -------------------
6/30/93                                                  10000                        10000                       10000
6/30/94                                                   9758                         9866                        9854
6/30/95                                                  10969                        11056                       11111
6/30/96                                                  11359                        11549                       11629
6/30/97                                                  12167                        12398                       12530
6/30/98                                                  13491                        13801                       13945
6/30/99                                                  13772                        14222                       14320
6/30/00                                                  14422                        14984                       14934
6/30/01                                                  15880                        16446                       16596
6/30/02                                                  16998                        17829                       17964
6/30/03                                                  19169                        19904                       20324

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio (the "Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     After a thorough review of the original benchmark index, the Merrill Lynch Intermediate Municipal Index, it was determined that this index does not accurately reflect the characteristics of a general market portfolio. The Merrill Lynch Intermediate Municipal Index is comprised of approximately 250 securities, with New York bonds making up over 30% of the total. Therefore we chose a new benchmark index, the Lehman Quality Intermediate Municipal Bond Index, which consists of over 24,000 securities and broadly represents the municipal market, thus making it a true index.

     Performance for the Portfolio for the year was 6.75% (net of fees), slightly trailing the Lehman Quality Intermediate Municipal Bond Index of 7.82% as well as the Lipper peer group return of 7.24%. This underperformance was a result of the defensive position versus the index. We feel this positioning will help the Portfolio going forward as the economy begins to improve.

     At the start of the third quarter of 2002, we felt that the evolving recovery would become more obvious over the summer, causing the bull market in bonds to lose momentum. Instead, concerns over war with Iraq, the economy and poor equity markets continued to keep the bond market rally in place, with yields declining to levels not seen since the 1960's. New issue supply volume continued to be at all-time record levels, but the market had little trouble absorbing the bonds. While retail investors had been a big source of demand for most of the year, their interest in bonds during the past 10 years began to wane as rate shock took hold.

     Midway through the third quarter of 2002, we began a swap program to take advantage of the steep yield curve in the municipal market, without sacrificing coupon income or credit quality. We began selling bonds due within one year, which we felt had little to no price appreciation left, and purchased premium bonds in the 5-year range. While more yield could be gained with longer maturities, we did not believe that the market risks warranted this approach.

     The municipal market rally came to an abrupt halt in October as economic data showed signs of improvement and the equity markets reacted to positive corporate earnings reports. In addition, the municipal market continued to be inundated with new issue supply, including the $6 billion California power deal. This supply became difficult to sell as interest rates were rising by the minute. The speed of the free fall led to the market being oversold, and once retail buyers became aware of the over 50 basis point adjustment in yields, they began to refocus on purchasing municipals, helping to stabilize the market.

     Day-to-day volatility continued into November as investors moved the market on each piece of economic news released. But the month closed on a negative note because there was just too much supply and lackluster demand. December was kinder to the municipal market as supply began to subside and reinvestment money is heaviest on December 1st and January 1st. Investors were anxious to get this money working before year-end as the steep yield curve was providing an opportunity for investors to take advantage of the downward roll, especially for bonds maturing in less than 10 years. For the fourth quarter, yields were up all along the curve, except for AAA-rated

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

1-year bonds, which decreased 25 bps. to 1.20%. Yields on AAA-rated 5-year bonds increased 5 bps. to 2.48%, 10-year bonds increased 31 bps. to 3.64%, and 20-year bonds increased 17 bps. to 4.66%.

     During the early part of the fourth quarter, we continued with the swap program from the third quarter. Overall, these swaps helped the Portfolio's performance during the month of December when the municipal market turned in its best performance for any month of 2002. These purchases would also give the Portfolio the advantage of having a higher percentage of bonds rolling down a very steep segment of the yield curve over year-end.

     Investors began the year 2003 by selling bond positions to take profits, betting the bond market rally would not last for four straight years. In January, the municipal market also had to deal with the uncertainty surrounding the proposed tax package. This, along with heavy supply, caused the municipal market to sell off, driving yields higher. However, as the situation in Iraq intensified, interest rates began to decline starting in February and continued through early March. For the quarter, yields were almost unchanged, but the extreme volatility moved yields up and down more than 50 bps. During the quarter we used the market's volatility to the Portfolio's advantage, selling into strength and buying on weakness.

     The concerns over the war melted away in April and once again the market turned its attention to the economic fundamentals. With the lack of growth in our economy and a shift in emphasis towards deflation by the Fed, expectations of further rate cuts by the Fed began to mount. Bond yields continue to decline, especially in the longer end of the curve, reaching the lowest levels in more than 40 years.

     On June 30, 2003, the Portfolio had an average effective maturity of 5.4 years, a duration of 4.9 years, and an average coupon of 5.1%, versus the target Lehman Quality Intermediate Municipal Bond Index, which had an average effective maturity of 5.4 years, a duration of 5.0 years, and an average coupon of 5.3% and the Merrill Lynch Intermediate Municipal Index, which had an average effective maturity of 7.2 years, a duration of 5.9 years and an average coupon of 5.3%.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following chart compares the Wilmington Municipal Bond Portfolio ("Municipal Bond Portfolio") with that of the Merrill Lynch Intermediate Municipal Index ("Merrill Lynch Inter. Muni Index"), an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 1 to 12 years and the Lehman Quality Intermediate Municipal Bond Index ("Lehman Quality Inter. Muni Index"), an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal, since the Portfolio's commencement of operations on November 1, 1993.*

                            MUNICIPAL BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*


                                       1 Year   5 Year   10 Year
                                       ------   ------   -------
Municipal Bond Portfolio                6.75%   5.22%     5.10%
Merrill Lynch Inter. Muni Index         8.92%   6.49%     6.07%
Lehman Quality Inter. Muni Index        7.82%   6.11%     5.79%

                                                                            MERRILL LYNCH INTER. MUNI     LEHMAN QUALITY INTER.
                                                MUNICIPAL BOND PORTFOLIO              INDEX                    MUNI INDEX
                                                ------------------------    -------------------------     ---------------------
11/1/93                                                 10000.00                    10000.00                    10000.00
6/30/94                                                  9745.00                     9754.00                     9836.00
6/30/95                                                 10321.00                    10589.00                    10622.00
6/30/96                                                 11067.00                    11185.00                    11213.00
6/30/97                                                 11773.00                    11970.00                    11979.00
6/30/98                                                 12543.00                    12839.00                    12812.00
6/30/99                                                 12818.00                    13187.00                    13199.00
6/30/00                                                 13254.00                    13769.00                    13732.00
6/30/01                                                 14306.00                    15091.00                    14945.00
6/30/02                                                 15154.00                    16147.00                    15984.00
6/30/03                                                 16177.00                    17587.00                    17234.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian
                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the Portfolio Managers of each of the Fund's Portfolios. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio      Portfolio      Portfolio
                                                            ------------   ------------   -----------
ASSETS:
Investment in Series, at value............................  $186,548,117   $113,909,893   $42,675,499
Receivable for Portfolio shares sold......................       190,850          1,708            --
Receivable for investment in Series withdrawn.............       140,290        200,801            --
Other assets..............................................             6             35             8
                                                            ------------   ------------   -----------
Total assets..............................................   186,879,263    114,112,437    42,675,507
                                                            ------------   ------------   -----------
LIABILITIES:
Dividends payable.........................................       567,102        374,760       104,008
Payable for Portfolio shares redeemed.....................       140,290        200,801            --
Payable for investment in Series..........................       190,850          1,708            --
Accrued expenses..........................................        24,632         20,413         8,546
                                                            ------------   ------------   -----------
Total liabilities.........................................       922,874        597,682       112,554
                                                            ------------   ------------   -----------
NET ASSETS................................................  $185,956,389   $113,514,755   $42,562,953
                                                            ============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital...........................................  $173,241,026   $103,196,106   $40,551,232
Accumulated net realized gain on investments..............     3,107,792      2,203,058       101,175
Net unrealized appreciation on investments................     9,607,571      8,115,591     1,910,546
                                                            ------------   ------------   -----------
NET ASSETS................................................  $185,956,389   $113,514,755   $42,562,953
                                                            ============   ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares....................................    17,220,727     10,640,129     3,207,775
                                                            ============   ============   ===========
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares....................................        $10.80         $10.67        $13.27
                                                            ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market   Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   ------------   ----------
NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $ 8,305,036    $ 5,946,916    $1,554,895
  Dividends.................................................           --         38,022            --
  Securities lending........................................       45,609         21,533            --
  Expenses..................................................     (857,416)      (594,189)     (225,754)
                                                              -----------    -----------    ----------
    Net investment income from Series.......................    7,493,229      5,412,282     1,329,141
                                                              -----------    -----------    ----------
EXPENSES:
  Administration and accounting fees........................       54,000         54,000        54,000
  Transfer agent fees.......................................       71,727         41,580        22,458
  Reports to shareholders...................................       53,291         32,730        17,875
  Trustees' fees............................................       14,632         14,647        14,628
  Registration fees.........................................       12,722         13,766        15,146
  Professional fees.........................................       22,726         17,352        12,485
  Other.....................................................       11,071         21,711         4,450
                                                              -----------    -----------    ----------
    Total expenses before fee waivers and expense
       reimbursements.......................................      240,169        195,786       141,042
    Expenses reimbursed.....................................           --             --       (51,519)
    Administration and accounting fees waived...............           --             --       (27,002)
                                                              -----------    -----------    ----------
       Total expenses, net..................................      240,169        195,786        62,521
                                                              -----------    -----------    ----------
  Net investment income.....................................    7,253,060      5,216,496     1,266,620
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................    4,228,027      3,684,381       153,513
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    6,219,926      5,220,606     1,094,012
                                                              -----------    -----------    ----------
  Net gain on investments from Series.......................   10,447,953      8,904,987     1,247,525
                                                              -----------    -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,701,013    $14,121,483    $2,514,145
                                                              ===========    ===========    ==========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio      Portfolio      Portfolio
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,253,060   $  5,216,496   $ 1,266,620
  Net realized gain on investments..........................     4,228,027      3,684,381       153,513
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,219,926      5,220,606     1,094,012
                                                              ------------   ------------   -----------
  Net increase in net assets resulting from operations......    17,701,013     14,121,483     2,514,145
                                                              ------------   ------------   -----------
Distributions to shareholders:
  From net investment income................................    (7,230,354)    (5,259,330)   (1,266,620)
  From net realized gain....................................    (1,126,417)      (552,877)      (71,307)
                                                              ------------   ------------   -----------
Total distributions.........................................    (8,356,771)    (5,812,207)   (1,337,927)
                                                              ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    39,469,884     23,635,196    16,193,759
  Cost of shares issued on reinvestment of distributions....     6,706,656      4,915,152       730,524
  Cost of shares redeemed...................................   (36,641,728)   (39,772,368)   (8,129,400)
                                                              ------------   ------------   -----------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................     9,534,812    (11,222,020)    8,794,883
                                                              ------------   ------------   -----------
Total increase (decrease) in net assets.....................    18,879,054     (2,912,744)    9,971,101
NET ASSETS:
  Beginning of year.........................................   167,077,335    116,427,499    32,591,852
                                                              ------------   ------------   -----------
  End of year...............................................  $185,956,389   $113,514,755   $42,562,953
                                                              ============   ============   ===========
                                                                 Shares         Shares        Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------   ------------   -----------
  Shares sold...............................................     3,733,013      2,287,939     1,240,745
  Shares issued on reinvestment of distributions............       636,933        477,429        55,951
  Shares redeemed...........................................    (3,474,816)    (3,849,192)     (621,470)
                                                              ------------   ------------   -----------
  Net increase (decrease) in shares.........................       895,130     (1,083,824)      675,226
  Shares outstanding -- Beginning of year...................    16,325,597     11,723,953     2,532,549
                                                              ------------   ------------   -----------
  Shares outstanding -- End of year.........................    17,220,727     10,640,129     3,207,775
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio      Portfolio      Portfolio
                                                            ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  8,044,810   $  6,179,546   $   975,173
  Net realized gain on investments........................       992,553        709,674        88,998
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     1,889,083        838,124       493,603
                                                            ------------   ------------   -----------
Net increase in net assets resulting from operations......    10,926,446      7,727,344     1,557,774
                                                            ------------   ------------   -----------
Distributions to shareholders:
  From net investment income..............................    (8,052,883)    (6,215,809)     (975,173)
  From net realized gain..................................      (253,838)      (578,048)      (91,363)
                                                            ------------   ------------   -----------
Total distributions.......................................    (8,306,721)    (6,793,857)   (1,066,536)
                                                            ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold...............................   104,577,688    100,701,920    15,296,595
  Cost of shares issued on reinvestment of
    distributions.........................................     6,877,606      6,027,855       671,083
  Cost of shares redeemed.................................   (87,027,345)   (99,566,876)   (6,625,804)
                                                            ------------   ------------   -----------
Net increase in net assets from Portfolio share
  transactions............................................    24,427,949      7,162,899     9,341,874
                                                            ------------   ------------   -----------
Total increase in net assets..............................    27,047,674      8,096,386     9,833,112
NET ASSETS:
  Beginning of year.......................................   140,029,661    108,331,113    22,758,740
                                                            ------------   ------------   -----------
  End of year.............................................  $167,077,335   $116,427,499   $32,591,852
                                                            ============   ============   ===========
                                                               Shares         Shares        Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                     ------------   ------------   -----------
  Shares sold.............................................    10,236,950     10,027,897     1,199,961
  Shares issued on reinvestment of distributions..........       672,946        603,497        52,738
  Shares redeemed.........................................    (8,518,835)    (9,952,345)     (519,801)
                                                            ------------   ------------   -----------
  Net increase in shares..................................     2,391,061        679,049       732,898
  Shares outstanding -- Beginning of year.................    13,934,536     11,044,904     1,799,651
                                                            ------------   ------------   -----------
  Shares outstanding -- End of year.......................    16,325,597     11,723,953     2,532,549
                                                            ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                                         For The Period
                                            For the Fiscal Years Ended June 30,         November 1, 1998    For the Fiscal
                                       ----------------------------------------------       through           Year Ended
SHORT/INTERMEDIATE BOND                    2003        2002(2)      2001      2000+      June 30, 1999+    October 31, 1998+
PORTFOLIO -- INSTITUTIONAL SHARES      -------------   --------   --------   --------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................    $  10.23      $  10.05   $   9.67   $   9.86       $ 10.27             $ 10.03
                                         --------      --------   --------   --------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income..............        0.43          0.50       0.58       0.52          0.37                0.58
  Net realized and unrealized gain
    (loss) on investments............        0.64          0.20       0.38      (0.16)        (0.39)               0.24
                                         --------      --------   --------   --------       -------             -------
    Total from investment
    operations.......................        1.07          0.70       0.96       0.36         (0.02)               0.82
                                         --------      --------   --------   --------       -------             -------
DISTRIBUTIONS:
  From net investment income.........       (0.43)        (0.50)     (0.58)     (0.52)        (0.37)              (0.58)
  From net realized gain.............       (0.07)        (0.02)        --      (0.03)        (0.02)                 --
                                         --------      --------   --------   --------       -------             -------
    Total distributions..............       (0.50)        (0.52)     (0.58)     (0.55)        (0.39)              (0.58)
                                         --------      --------   --------   --------       -------             -------
NET ASSET VALUE -- END OF PERIOD.....    $  10.80      $  10.23   $  10.05       9.67       $  9.86             $ 10.27
                                         ========      ========   ========   ========       =======             =======
TOTAL RETURN.........................      10.70%         7.08%     10.21%      4.28%       (0.27)%**             8.40%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations....       0.62%         0.62%      0.55%      0.55%         0.55%*              0.59%
    Excluding expense limitations....       0.62%         0.62%      0.61%      0.72%         0.67%*              0.83%
  Net investment income..............       4.13%         4.89%      5.89%      6.35%         5.47%*              5.64%
Portfolio turnover...................         82%          136%        88%        47%           30%**               41%
Net assets at end of period (000
  omitted)...........................    $185,956      $167,077   $140,030   $140,015       $89,383             $94,597

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
   Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2)As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                       For the Period     For the Period
                                             For the Fiscal Years Ended June 30,      November 1, 1998   June 29, 1998(1)
                                           ----------------------------------------       through             through
BROAD MARKET BOND PORTFOLIO --               2003     2002(4)      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES                       --------   --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD...  $   9.93   $   9.81   $   9.46   $  9.63       $  10.19            $ 10.00
                                           --------   --------   --------   -------       --------            -------
INVESTMENT OPERATIONS:
  Net investment income..................      0.46       0.52       0.58      0.58           0.38               0.20
  Net realized and unrealized gain (loss)
    on investments.......................      0.79       0.16       0.35     (0.15)         (0.53)              0.19
                                           --------   --------   --------   -------       --------            -------
    Total from investment operations.....      1.25       0.68       0.93      0.43          (0.15)              0.39
                                           --------   --------   --------   -------       --------            -------
DISTRIBUTIONS:
  From net investment income.............     (0.46)     (0.52)     (0.58)    (0.58)         (0.38)             (0.20)
  From net realized gain.................     (0.05)     (0.04)        --(3)   (0.02)        (0.03)                --
                                           --------   --------   --------   -------       --------            -------
    Total distributions..................     (0.51)     (0.56)     (0.58)    (0.60)         (0.41)             (0.20)
                                           --------   --------   --------   -------       --------            -------
NET ASSET VALUE -- END OF PERIOD.........  $  10.67   $   9.93   $   9.81   $  9.46       $   9.63            $ 10.19
                                           ========   ========   ========   =======       ========            =======
TOTAL RETURN.............................    12.77%      7.04%     10.11%     4.72%        (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations........     0.66%      0.68%      0.59%     0.55%          0.55%*             0.55%*
    Excluding expense limitations........     0.66%      0.68%      0.70%     0.71%          0.67%*             0.66%*
  Net investment income..................     4.38%      5.16%      5.96%     6.15%          5.71%*             5.69%*
Portfolio turnover.......................       77%       180%        73%       53%            18%**              18%**
Net assets at end of period (000
  omitted)...............................  $113,515   $116,427   $108,331   $79,310       $ 87,297            $93,002

------------------------
*  Annualized.
** Not annualized.
+ Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Commencement of operations.
(2)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)Distributions were less than .01 per share.
(4)Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                   For the Period   For the Fiscal
                                            For the Fiscal Years Ended June 30,     November 1,       Year Ended
                                           -------------------------------------    1998 through     October 31,
MUNICIPAL BOND PORTFOLIO --                 2003      2002      2001      2000+    June 30, 1999+       1998+
INSTITUTIONAL SHARES                       -------   -------   -------   -------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD...  $ 12.87   $ 12.65   $ 12.25   $ 12.48      $  12.94         $ 12.74
                                           -------   -------   -------   -------      --------         -------
INVESTMENT OPERATIONS:
  Net investment income..................     0.43      0.47      0.56      0.56          0.36            0.56
  Net realized and unrealized gain (loss)
    on investments.......................     0.42      0.27      0.40     (0.15)        (0.40)           0.20
                                           -------   -------   -------   -------      --------         -------
    Total from investment operations.....     0.85      0.74      0.96      0.41         (0.04)           0.76
                                           -------   -------   -------   -------      --------         -------
DISTRIBUTIONS:
  From net investment income.............    (0.43)    (0.47)    (0.56)    (0.56)        (0.36)          (0.56)
  From net realized gain.................    (0.02)    (0.05)       --     (0.08)        (0.06)             --
                                           -------   -------   -------   -------      --------         -------
    Total distributions..................    (0.45)    (0.52)    (0.56)    (0.64)        (0.42)          (0.56)
                                           -------   -------   -------   -------      --------         -------
NET ASSET VALUE -- END OF PERIOD.........  $ 13.27   $ 12.87   $ 12.65   $ 12.25      $  12.48         $ 12.94
                                           =======   =======   =======   =======      ========         =======
TOTAL RETURN.............................    6.75%     5.93%     7.94%     3.40%       (0.30)%**         6.07%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses
    Including expense limitations........    0.75%     0.75%     0.75%     0.75%         0.75%*          0.75%
    Excluding expense limitations........    0.95%     1.08%     1.39%     1.03%         0.90%*          1.23%
  Net investment income..................    3.30%     3.63%     4.43%     4.59%         4.29%*          4.35%
Portfolio turnover.......................      21%       28%       36%       50%           19%**           44%
Net assets at end of period (000
  omitted)...............................  $42,563   $32,592   $22,759   $16,009      $ 16,612         $17,579

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
   ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio, and Wilmington Municipal Bond Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of June 30, 2003, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a monthly fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $45,000 for each Portfolio for the period September 1, 2002 through June 30, 2003.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of average daily net assets of the Municipal Bond Portfolio. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                        Short/Intermediate    Broad Market    Municipal Bond
                                                          Bond Portfolio     Bond Portfolio     Portfolio
                                                        ------------------   --------------   --------------
   Year ended June 30, 2003
   Ordinary income....................................      $8,068,032         $5,390,275       $   51,970
   Tax-Exempt income..................................              --                 --        1,261,978
   Long-term capital gains............................         288,739            421,932           23,979
                                                            ----------         ----------       ----------
     Total distributions..............................      $8,356,771         $5,812,207       $1,337,927
                                                            ==========         ==========       ==========
   Year ended June 30, 2002
   Ordinary income....................................      $8,069,869         $6,215,809       $   16,233
   Tax-Exempt income..................................              --                 --          958,940
   Long-term capital gains............................         236,852            578,048           91,363
                                                            ----------         ----------       ----------
     Total distributions..............................      $8,306,721         $6,793,857       $1,066,536
                                                            ==========         ==========       ==========

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                       Short/Intermediate    Broad Market    Municipal Bond
                                                         Bond Portfolio     Bond Portfolio     Portfolio
                                                       ------------------   --------------   --------------
   Undistributed ordinary income.....................     $ 2,667,615        $   905,793       $   66,131
   Undistributed long-term capital gains.............       1,011,330          1,297,265           35,044
                                                          -----------        -----------       ----------
   Accumulated earnings..............................       3,678,945          2,203,058          101,175
   Net unrealized appreciation of investments........       9,036,418          8,115,591        1,910,546
                                                          -----------        -----------       ----------
     Total accumulated earnings......................     $12,715,363        $10,318,649       $2,011,721
                                                          ===========        ===========       ==========

5. IN-KIND REDEMPTION. On April 22, 2003, the Broad Market Bond Portfolio satisfied a redemption request with a transfer of securities and cash totaling $11,661,910, resulting in a net realized gain of $638,048. For federal income tax purposes, the transfer was treated as a tax-free exchange and the Portfolio's basis in the transferred securities carried over to the redeeming shareholder. As a result, the Portfolio reclassified $638,048 from accumulated net realized gains to paid-in capital.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

     We have audited the accompanying statements of assets and liabilities of Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio and Wilmington Municipal Bond Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
August 1, 2003

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Municipal Bond Portfolio designates $1,261,978 as tax-exempt dividends. Also the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio paid 20% capital gain distributions (from net long-term capital gains) during the fiscal year ended June 30, 2003 as follows:

                                                                Total 20%
                                               Capital Gain    Capital Gain
                                                Per Share      Distribution
                                               ------------    ------------
Short/Intermediate Bond Portfolio                $0.0172         $288,739
Broad Market Bond Portfolio                      $0.0348         $421,932
Municipal Bond Portfolio                         $0.0076         $ 23,979

In January 2004, shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2003, including any distributions paid between June 30, 2003 and December 31, 2003.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)     Amount        (Note 2)
                                                              -----------  -----------   ------------
CORPORATE BONDS -- 40.9%
 FINANCIAL -- 16.9%
    Abbey National PLC, 6.69%, 10/17/05.....................   Aa3, AA-    $   675,000   $    747,702
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........   Aaa, AAA      2,000,000      2,255,042
    Bank of America Corp., 7.80%, 02/15/10..................    AA3, A         600,000        739,754
    Citigroup, Inc., 5.63%, 08/27/12........................    Aa2, A+      2,200,000      2,423,826
    Credit Suisse First Boston, 5.75%, 04/15/07(a)..........   Aa3, AA-      1,300,000      1,444,268
    Equifax, Inc., 6.30%, 07/01/05..........................    Baa1, A        300,000        320,643
    First Union Corp., 6.82%, 08/01/06......................    A2, A-         200,000        250,633
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB+      1,195,000      1,240,803
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA      2,125,000      2,446,075
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA        250,000        316,842
    General Electric Global Insurance, 7.75%, 06/15/30......    Aa1, AA        300,000        375,852
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A2, BBB        800,000        849,314
    General Motors Acceptance Corp., 7.75%, 01/19/10........   A2, BBB+      1,500,000      1,614,332
    Goldman Sachs Group, 6.65%, 05/15/09....................    A1, A+       2,100,000      2,467,418
    Household Finance Corp., 6.38%, 11/27/12................     A2, A       3,000,000      3,417,377
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-      2,000,000      2,175,084
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A       1,750,000      1,914,836
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+       750,000        839,603
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................    A2, A+       1,090,000      1,219,104
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-      2,100,000      2,415,674
    Wells Fargo Financial, 5.50%, 08/01/12..................    Aa2, A+      1,700,000      1,887,869
                                                                                         ------------
                                                                                           31,362,051
                                                                                         ------------
 INDUSTRIAL -- 17.5%
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................   Ba1, BBB-       950,000        953,563
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................   Ba1, BBB-     1,000,000      1,037,500
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa2, BBB     1,100,000      1,154,372
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+     2,300,000      2,548,294
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB       850,000      1,114,702
    Dominion Resources, Inc., 3.88%, 01/15/04...............   Baa1, N/R     1,180,000      1,195,073
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-       2,500,000      2,734,109
    General Electric Co., 5.00%, 02/01/13...................   Aaa, AAA      1,400,000      1,478,760
    General Mills, Inc., 5.13%, 02/15/07....................  Baa1, BBB+     1,500,000      1,633,989
    General Motors Corp., 7.13%, 07/15/13...................  Baa1, BBB+     1,000,000      1,003,009
    Hershey Foods Corp., 6.70%, 10/01/05....................    A1, A+       1,500,000      1,664,537
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, BBB     2,000,000      2,110,600
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+      2,300,000      2,511,138
    Johnson & Johnson, 3.80%, 05/15/13......................   Aaa, AAA      1,000,000        991,848
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+      1,200,000      1,300,454
    Lockheed Martin Corp., 8.20%, 12/01/09..................  Baa2, BBB-     1,000,000      1,264,616
    Motorola, Inc., 6.75%, 02/01/06.........................   Baa2, BBB     1,300,000      1,418,203
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-     1,000,000      1,131,943
    Time Warner Entertainment, 8.88%, 10/01/12..............  Baa1, BBB+     1,350,000      1,761,400

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)     Amount        (Note 2)
                                                              -----------  -----------   ------------
    Tyson Foods, Inc., 7.25%, 10/01/06......................   Baa3, BBB   $ 1,850,000   $  2,065,991
    Waste Management Inc., 6.50%, 11/15/08..................   Baa3, BBB     1,256,000      1,436,029
                                                                                         ------------
                                                                                           32,510,130
                                                                                         ------------
 TELECOMMUNICATIONS -- 4.2%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB     2,015,000      2,523,598
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    Aa3, A+      1,000,000      1,101,157
    Sprint Capital Corp., 7.90%, 03/15/05...................  Bbb-, BBB3     1,345,000      1,460,722
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A1, A+         970,000      1,164,907
    Wisconsin Bell, 6.35%, 12/01/06.........................   Aa3, AA-      1,400,000      1,598,572
                                                                                         ------------
                                                                                            7,848,956
                                                                                         ------------
 UTILITIES -- 2.3%
    Constellation Energy Group, 7.00%, 04/01/12.............  Baa1, BBB+     1,475,000      1,718,124
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............    A3, A-         400,000        424,351
    Oklahoma Gas & Electric, 6.65%, 07/15/07................   A2, BBB+        500,000        570,530
    Valero Energy, 6.88%, 04/15/12..........................   Baa2, BBB     1,300,000      1,473,645
                                                                                         ------------
                                                                                            4,186,650
                                                                                         ------------
   TOTAL CORPORATE BONDS (COST $71,395,702)...........................................     75,907,787
                                                                                         ------------
ASSET-BACKED SECURITIES -- 3.7%
    Contimortgage Home Equity Loan Trust, Ser. 1996-1, Cl.
      A6, 6.69%, 01/15/16...................................   Aaa, AAA         48,876         48,840
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA        413,430        431,516
    Greenpoint Manufactured Housing, Ser. 1999-1, Cl. A2,
      6.01%, 08/15/15.......................................   Aaa, AAA        176,029        177,833
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA      2,000,000      2,113,723
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 03/25/27..................................   Aaa, AAA        659,684        666,888
    The Money Store Home Equity Trust, Ser. 1996-B, Cl. A8,
      7.91%, 05/15/24.......................................   Aaa, AAA        230,938        230,873
    Vanderbilt Mortgage Finance, Ser. 1999-C, Cl. 1A2,
      7.09%, 11/07/13.......................................   Aaa, AAA        315,517        319,736
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA      1,875,000      1,918,261
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA      1,000,000      1,034,153
                                                                                         ------------
   TOTAL ASSET-BACKED SECURITIES (COST $6,829,076)....................................      6,941,823
                                                                                         ------------
MORTGAGE-BACKED SECURITIES -- 5.0%
    Federal Home Loan Mortgage Corporation Notes, 1589 N,
      6.25%, 04/15/23.......................................                 1,453,140      1,499,644
    Federal Home Loan Mortgage Corporation Notes, 2052PK,
      6.00%, 11/15/11.......................................                 1,012,636      1,023,676
    Federal Home Loan Mortgage Corporation Notes, 2095 PM,
      6.00%, 10/15/22.......................................                   849,232        850,383
    Federal Home Loan Mortgage Corporation Notes, CMO 2129,
      5.75%, 09/15/11.......................................                   656,153        659,475
    Federal Home Loan Mortgage Corporation Notes, CMO 2420,
      5.00%, 12/15/07.......................................                   919,021        920,528
    Federal Home Loan Mortgage Corporation Notes, Gold 15
      Yr., 6.00%, 01/01/13..................................                   323,688        337,444
    Federal National Mortgage Association Notes, 7 Yr.
      Balloon, 6.00%, 01/01/06..............................                    41,307         42,495
    Federal National Mortgage Association Notes, 7 Yr.
      Balloon, 6.00%, 02/01/06..............................                    15,569         16,017
    Federal National Mortgage Association Notes, 7 Yr.
      Balloon, 6.00%, 02/01/06..............................                    73,720         75,563
    Federal National Mortgage Association Notes, Pool
      688996, 8.00%, 11/01/24...............................                   595,672        648,910
    Federal National Mortgage Association Notes, Ser.
      1993-50, Cl. D, 6.25%, 07/25/04.......................                   205,868        209,705
    Federal National Mortgage Association Notes, Ser
      1999-W5, 6.12%, 02/25/29..............................                   382,382        384,117
    Federal National Mortgage Association, 15 Yr. Balloon
      629603, 5.50%, 02/01/17...............................                   959,775        997,266
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                    80,466         85,898

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                                            Principal       Value
                                                                             Amount        (Note 2)
                                                                           -----------   ------------
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................               $    55,612   $     59,539
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                 1,400,000      1,460,696
                                                                                         ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $8,973,010).................................      9,271,356
                                                                                         ------------
U.S. AGENCY OBLIGATIONS -- 25.4%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.1%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                 2,000,000      2,075,252
                                                                                         ------------
 FEDERAL HOME LOAN BANKS NOTES -- 2.5%
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                 2,250,000      2,332,955
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                 2,000,000      2,297,570
                                                                                         ------------
                                                                                            4,630,525
                                                                                         ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.9%
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                 3,000,000      3,351,909
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
      09/15/09..............................................                 2,800,000      3,360,493
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                 2,000,000      2,446,258
                                                                                         ------------
                                                                                            9,158,660
                                                                                         ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 16.9%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                 3,000,000      3,178,455
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                 7,000,000      7,197,679
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                 3,500,000      3,794,322
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                   825,000        905,962
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                 1,500,000      1,549,298
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                 5,250,000      5,990,082
    Federal National Mortgage Association Notes, 6.00%,
      05/15/08..............................................                 1,500,000      1,732,166
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                 1,275,000      1,276,411
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09..............................................                 1,750,000      1,964,937
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                   750,000        850,901
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                 2,500,000      2,811,823
                                                                                         ------------
                                                                                           31,252,036
                                                                                         ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $44,131,779)...................................     47,116,473
                                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 15.3%
 U.S. TREASURY BONDS -- 0.5%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                   650,000        865,846
                                                                                         ------------
U.S. TREASURY NOTES -- 14.8%
    U.S. Treasury Notes, 7.25%, 08/15/04....................                 1,000,000      1,068,945
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                 6,300,000      6,829,344
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                 1,800,000      2,080,406
    U.S. Treasury Notes, 6.50%, 10/15/06(a).................                 5,000,000      5,744,530
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                 1,780,000      1,876,302
    U.S. Treasury Notes, 6.13%, 08/15/07....................                 1,000,000      1,156,758
    U.S. Treasury Notes, 4.75%, 11/15/08(a).................                 3,000,000      3,325,665
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                 1,750,000      1,963,008

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)     Amount        (Note 2)
                                                              -----------  -----------   ------------
    U.S. Treasury Notes, 4.88%, 02/15/12....................               $   300,000   $    333,469
    U.S. Treasury Notes, 4.00%, 11/15/12....................                 3,000,000      3,121,758
                                                                                         ------------
                                                                                           27,500,185
                                                                                         ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $26,650,403).................................     28,366,031
                                                                                         ------------
MUNICIPAL BONDS -- 0.4%
    Illinois State Gen. Oblig. Rev. Bonds, 4.05%, 06/01/15
      (Cost $748,304).......................................    Aa3, AA        750,000        738,135
                                                                                         ------------
COMMERCIAL PAPER -- 9.3%
    Household Finance Corp., 1.31%, 07/01/03 (Cost
      $17,287,005)..........................................                17,287,005     17,287,005
                                                                                         ------------
TOTAL INVESTMENTS (Cost $176,015,279)+ -- 100.0%......................................   $185,628,610
                                                                                         ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $23,802,218)
  (see Note 4)........................................................................   $ 23,802,218
                                                                                         ============

------------------------
(+)The cost for federal income tax purposes was $176,019,332. At June 30, 2003, net unrealized appreciation was $9,609,278. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $9,770,396, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $161,118.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment advisor at the time of purchase. The ratings shown are not audited.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
CORPORATE BONDS -- 47.3%
 BANKS -- 2.1%
    Swiss Bank Corp., New York, 7.38%, 06/15/17.............    Aa3, AA    $1,825,000   $  2,338,181
                                                                                        ------------
 FINANCIAL -- 21.0%
    Abbey National PLC, 6.69%, 10/17/05.....................   Aa3, AA-     1,000,000      1,107,707
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........   Aaa, AAA       900,000      1,014,769
    Bank of America Corp., 7.80%, 02/15/10..................    AA3, A        350,000        431,523
    Citigroup, Inc., 5.63%, 08/27/12........................    Aa2, A+     1,275,000      1,404,717
    Credit Suisse First Boston, 5.75%, 04/15/07.............   Aa3, AA-       815,000        905,445
    First Union Corp., 6.82%, 08/01/06......................    A2, A-        591,000        740,622
    Ford Motor Credit Co., 6.70%, 07/16/04..................   A3, BBB+       390,000        404,948
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA     1,350,000      1,553,977
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA       635,000        804,777
    General Electric Global Insurance, 7.75%, 06/15/30......    Aa1, AA     1,585,000      1,985,753
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A2, BBB     1,580,000      1,677,394
    General Motors Acceptance Corp., 7.75%, 01/19/10........   A2, BBB+     1,130,000      1,216,130
    Goldman Sachs Group, 6.65%, 05/15/09....................    A1, A+      2,725,000      3,201,769
    Goldman Sachs Group, 6.13%, 02/15/33....................    Aa3, A+     1,580,000      1,694,353
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-     1,100,000      1,196,296
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A        850,000        930,063
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+      400,000        447,788
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................    A2, A+        900,000      1,006,600
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-       900,000      1,035,289
    Wells Fargo Financial, 5.50%, 08/01/12..................    Aa2, A+       900,000        999,460
                                                                                        ------------
                                                                                          23,759,380
                                                                                        ------------
 INDUSTRIAL -- 14.4%
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................   Ba1, BBB-      650,000        652,438
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa2, BBB      680,000        713,612
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+      200,000        221,591
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB    1,540,000      2,019,578
    Dominion Resources, Inc., 3.88%, 01/15/04...............   Baa1, N/R      765,000        774,772
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-      1,000,000      1,093,644
    General Electric Co., 5.00%, 02/01/13...................   Aaa, AAA       800,000        845,006
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, BBB      300,000        316,590
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+       900,000        982,619
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+       725,000        785,691
    Lockheed Martin Corp., 8.20%, 12/01/09..................  Baa2, BBB-    1,810,000      2,288,955
    Motorola, Inc., 6.75%, 02/01/06.........................   Baa2, BBB      815,000        889,104
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-      900,000      1,018,749
    Time Warner Entertainment, 8.38%, 03/15/23..............  Baa1, BBB+      900,000      1,134,338
    Zeneca Wilmington, 7.00%, 11/15/23......................   Aa2, AA+     2,035,000      2,485,794
                                                                                        ------------
                                                                                          16,222,481
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
TELECOMMUNICATIONS -- 4.8%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB   $  896,000   $  1,122,156
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    Aa3, A+       450,000        495,521
    Sprint Capital Corp., 7.90%, 03/15/05...................  Bbb-, BBB3      450,000        488,718
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A1, A+      1,310,000      1,573,224
    Wisconsin Bell, 6.35%, 12/01/06.........................   Aa3, AA-     1,500,000      1,712,755
                                                                                        ------------
                                                                                           5,392,374
                                                                                        ------------
 UTILITIES -- 5.0%
    Constellation Energy Group, 7.00%, 04/01/12.............  Baa1, BBB+      900,000      1,048,347
    Marathon Oil Corp., 6.80%, 03/15/32.....................  Baa1, BBB+    2,600,000      2,941,219
    Oklahoma Gas & Electric, 6.65%, 07/15/07................   A2, BBB+       565,000        644,699
    Valero Energy, 6.88%, 04/15/12..........................   Baa2, BBB      910,000      1,031,551
                                                                                        ------------
                                                                                           5,665,816
                                                                                        ------------
   TOTAL CORPORATE BONDS (COST $48,477,821)..........................................     53,378,232
                                                                                        ------------
ASSET-BACKED SECURITIES -- 7.7%
    Citibank Credit Card Master Trust, Ser. 1999-7, Cl. A,
      6.65%, 11/15/06.......................................   Aaa, AAA     3,600,000      3,860,890
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA       178,781        186,601
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA       900,000        951,176
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 03/25/27..................................   Aaa, AAA       989,526      1,000,332
    The Money Store Home Equity, Ser. 1996-B, Cl. A8, 7.91%,
      05/15/24..............................................   Aaa, AAA       554,252        554,095
    Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%,
      10/07/12..............................................   Aaa, N/R       183,520        185,880
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA     1,360,000      1,391,378
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA       500,000        517,076
                                                                                        ------------
   TOTAL ASSET-BACKED SECURITIES (COST $8,482,098)...................................      8,647,428
                                                                                        ------------
MORTGAGE-BACKED SECURITIES -- 4.3%
    Federal Home Loan Mortgage Corporation Notes, 1589 N,
      6.25%, 04/15/23.......................................                  523,130        539,872
    Federal Home Loan Mortgage Corporation Notes, 2052PK,
      6.00%, 11/15/11.......................................                  455,686        460,654
    Federal Home Loan Mortgage Corporation Notes, 2095 PM,
      6.00%, 10/15/22.......................................                  629,431        630,284
    Federal Home Loan Mortgage Corporation Notes, CMO 2129,
      5.75%, 09/15/11.......................................                  159,067        159,873
    Federal Home Loan Mortgage Corporation Notes, FHR 2359
      VD, 6.00%, 05/15/19...................................                1,450,000      1,514,240
    Federal Home Loan Mortgage Corporation Notes, Gold 15
      Yr., 6.00%, 01/01/13..................................                  195,561        203,873
    Federal National Mortgage Association, 15 Yr. Pool
      629603, 5.50%, 02/01/17...............................                  575,865        598,360
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                   64,373         68,718
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                   44,848         48,015
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                  630,000        657,313
                                                                                        ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $4,668,478)................................      4,881,202
                                                                                        ------------
U.S. AGENCY OBLIGATIONS -- 16.5%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.7%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                1,810,000      1,878,103
                                                                                        ------------
 FEDERAL HOME LOAN BANKS NOTES -- 3.1%
    Federal Home Loan Banks Notes, 3.63%, 10/15/04..........                1,810,000      1,865,843

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........               $  635,000   $    658,412
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                  900,000      1,033,907
                                                                                        ------------
                                                                                           3,558,162
                                                                                        ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.8%
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
      07/15/05..............................................                  900,000      1,000,189
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                1,350,000      1,508,358
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                  500,000        611,565
                                                                                        ------------
                                                                                           3,120,112
                                                                                        ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 8.9%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04(a)...........................................                  900,000        953,537
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                1,050,000      1,079,652
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                2,175,000      2,357,900
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                  900,000        929,579
    Federal National Mortgage Association Notes, 6.00%,
      05/15/08..............................................                  820,000        946,917
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                  450,000        450,498
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                  900,000      1,012,256
    Federal National Mortgage Association Notes, 6.25%,
      05/15/29..............................................                2,035,000      2,383,305
                                                                                        ------------
                                                                                          10,113,644
                                                                                        ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $17,548,374)..................................     18,670,021
                                                                                        ------------
U.S. TREASURY OBLIGATIONS -- 15.8%
 U.S. TREASURY BONDS -- 7.6%
    U.S. Treasury Bonds, 7.50%, 11/15/16....................                1,000,000      1,357,461
    U.S. Treasury Bonds, 8.88%, 02/15/19....................                1,130,000      1,730,577
    U.S. Treasury Bonds, 7.13%, 02/15/23....................                  770,000      1,031,830
    U.S. Treasury Bonds, 6.00%, 02/15/26....................                2,200,000      2,629,774
    U.S. Treasury Bonds, 6.50%, 11/15/26....................                  450,000        570,885
    U.S. Treasury Bonds, 6.38%, 08/15/27....................                  450,000        563,713
    U.S. Treasury Bonds, 5.38%, 02/15/31(a).................                  630,000        709,415
                                                                                        ------------
                                                                                           8,593,655
                                                                                        ------------
 U.S. TREASURY NOTES -- 8.2%
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                  680,000        737,136
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                  680,000        785,931
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                  630,000        664,084
    U.S. Treasury Notes, 4.75%, 11/15/08(a).................                2,000,000      2,217,110
    U.S. Treasury Notes, 4.88%, 02/15/12....................                  680,000        755,862
    U.S. Treasury Notes, 4.00%, 11/15/12....................                3,925,000      4,084,300
                                                                                        ------------
                                                                                           9,244,423
                                                                                        ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $16,117,538)................................     17,838,078
                                                                                        ------------
MUNICIPAL BONDS -- 0.7%
    Illinois State Gen. Oblig. Rev. Bonds, 4.05%, 06/01/15
      (Cost $748,304).......................................    Aa3, AA       750,000        738,135
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
COMMERCIAL PAPER -- 7.3%
    Household Finance Corp., 1.31%, 07/01/03 (Cost
      $8,292,559)...........................................               $8,292,559   $  8,292,559
                                                                                        ------------
                                                                             Shares
                                                                           ----------
PREFERRED STOCK -- 0.4%
    ABN AMRO Cap Funding, Ser. B, 7.50% (Cost $500,000).....                   20,000        505,200
                                                                                        ------------
TOTAL INVESTMENTS (Cost $104,835,172)+ -- 100.0%.....................................   $112,950,855
                                                                                        ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $5,930,575)
  (see Note 4).......................................................................   $  5,930,575
                                                                                        ============

------------------------
(+)The cost for federal income tax purposes. At June 30, 2003, net unrealized appreciation was $8,115,683. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $8,183,048, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $67,365.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment advisor at the time of purchase. The ratings shown are not audited.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
MUNICIPAL BONDS -- 97.0%
 ALABAMA -- 7.0%
    Alabama Housing Fin. Auth. Single Family Mtge. Rev
      Bonds, Ser. A-1, 5.00%, 10/01/14......................  Aaa, N/R      $  240,000   $   252,082
    Alabama State Ind. Dev. Auth. Special Tax Obligation
      Bonds, 4.50%, 07/01/10................................   A2, N/R         250,000       266,838
    Alabama State Public School & College Auth. Rev. Bonds,
      5.13%, 11/01/10.......................................   Aa3, AA       1,215,000     1,371,746
    Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B,
      4.50%, 08/15/10.......................................  Aaa, AAA         250,000       270,885
    Jefferson County, AL Sewer Rev. Bonds, 5.25%,
      02/01/11..............................................  Aaa, AAA         250,000       281,128
    Shelby County, AL Brd. of Educ. Ref. Cap Outlay School
      Warrants Bonds, 5.50%, 02/01/08.......................  Aaa, AAA         300,000       323,166
    Trussville, AL Gen. Oblig. Ltd. Bonds, 4.60%,
      10/01/13..............................................   Aaa, A1         165,000       178,809
                                                                                         -----------
                                                                                           2,944,654
                                                                                         -----------
 ARKANSAS -- 2.1%
    Rogers, AR School Dist. #30 Gen. Oblig. Bonds, Ser. A,
      4.13%, 02/01/06.......................................  Aaa, N/R         570,000       605,158
    Springdale, AR School Dist. #50 Gen. Oblig. Ltd. Bonds,
      3.50%, 06/01/10.......................................  Aaa, N/R         260,000       267,363
                                                                                         -----------
                                                                                             872,521
                                                                                         -----------
 COLORADO -- 3.9%
    Colorado Department Trans. Revenue Bonds, 5.00%,
      06/15/06..............................................   Aa3, AA       1,000,000     1,099,400
    Colorado Health Fac. Auth. Rev. Bonds, (Catholic Health
      Initiatives), 5.38%, 09/01/10.........................  Aa3, AA-         500,000       563,055
                                                                                         -----------
                                                                                           1,662,455
                                                                                         -----------
 CONNECTICUT -- 0.3%
    Connecticut State Health & Educ. Fac. Auth. Rev. Bonds,
      Ser. A, 6.25%, 07/01/04...............................  N/R, N/R         100,000       106,332
                                                                                         -----------
 DELAWARE -- 7.0%
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/07..............................................  Aaa, AAA         160,000       210,253
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/08..............................................  Aaa, AAA         180,000       245,885
    Delaware River & Bay Auth. Rev. Bonds, 5.40%,
      01/01/14..............................................  Aaa, AAA         250,000       283,270
    Delaware State Economic Dev. Auth. Ref. Rev. Bonds
      (Delmarva Power Poll. Cntrl. Proj.), Ser. 2001C,
      4.90%, 05/01/26.......................................  Aaa, AAA         250,000       276,708
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.20%, 07/01/03.............  N/R, N/R         140,000       140,000
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.40%, 07/01/05.............  N/R, N/R         155,000       170,384
    Delaware State Economic Dev. Auth. Rev. Bonds (Student
      Housing Univ. Courtyard), 5.38%, 08/01/11.............   N/R, AA         250,000       282,985
    Delaware State Health Fac. Auth. Ref. Rev. Bonds
      (Delaware Medical Center), 7.00%, 10/01/15............  Aaa, AAA         425,000       444,346
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07...............    A1, A          110,000       111,927
    New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%,
      10/01/14..............................................  Aa1, AAA         250,000       281,375
    Sussex County, DE Gen. Oblig. Bonds, 3.25%, 10/15/06....  N/R, AAA         500,000       524,640
                                                                                         -----------
                                                                                           2,971,773
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
FLORIDA -- 2.6%
    Jacksonville, FL Dist. Water & Sewer Rev. Bonds, 5.13%,
      09/30/08..............................................  Aaa, AAA      $  500,000   $   557,535
    Lakeland, FL Energy Sys. Rev. Bonds, 5.50%, 10/01/14....  Aaa, AAA         455,000       526,499
                                                                                         -----------
                                                                                           1,084,034
                                                                                         -----------
 GEORGIA -- 3.7%
    Fulton County, GA Bldg. Auth. Rev. Bonds, 4.00%,
      01/01/11..............................................   Aa3, AA         360,000       383,303
    Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%,
      05/01/11..............................................   Aa2, AA         500,000       614,735
    Georgia State Housing & Fin. Auth. Rev. Bonds, (Single
      Family Mtge.), 4.85%, 06/01/08........................  N/R, AAA         260,000       276,125
    Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ.
      Proj.), Ser. 2000A, 5.75%, 11/01/15...................   Aa1, AA         250,000       294,440
                                                                                         -----------
                                                                                           1,568,603
                                                                                         -----------
 ILLINOIS -- 4.6%
    Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%,
      12/01/07..............................................  Aa2, N/R         300,000       330,987
    Cook Kane Lake & McHenry Counties, IL Community College
      Dist. 512, 5.50%, 12/01/17............................  Aaa, N/R         520,000       591,438
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.10%, 11/01/11...............................  Aa1, AA+         400,000       457,488
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.15%, 11/01/12...............................  Aa1, AA+         250,000       289,160
    Illinois State Gen. Oblig. Unltd. Bonds, 5.38%,
      07/01/08..............................................  Aaa, AAA         250,000       272,205
                                                                                         -----------
                                                                                           1,941,278
                                                                                         -----------
 KANSAS -- 1.5%
    Butler & Sedgwick County, KA Univ. School Dist. Gen.
      Oblig. Unltd. Bonds, 6.00%, 09/01/14..................  Aaa, AAA         500,000       617,675
                                                                                         -----------
 MAINE -- 1.4%
    Maine Governmental Fac. Auth. Lease Rent Rev. Bonds,
      6.00%, 10/01/13.......................................  Aaa, AAA         500,000       596,725
                                                                                         -----------
 MARYLAND -- 2.4%
    Maryland State Department Trans. Rev. Bonds, 4.00%,
      12/15/07..............................................   Aa2, AA         500,000       543,080
    Maryland State Health & Higher Educ. Fac. Auth. Rev.
      Bonds, 5.13%, 07/01/12................................  Aaa, AAA         400,000       463,496
                                                                                         -----------
                                                                                           1,006,576
                                                                                         -----------
 MASSACHUSETTS -- 2.1%
    Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of
      MA, Visual & Performing Arts Proj.), 6.00%,
      08/01/16..............................................   A1, N/R         310,000       377,940
    Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
      1998B, 5.13%, 12/15/14................................  Aa3, N/R         350,000       386,876
    Massachusetts State Housing Fin. Agency Rev. Bonds,
      4.00%, 12/01/10.......................................   Aa2, AA         100,000       103,171
                                                                                         -----------
                                                                                             867,987
                                                                                         -----------
 MINNESOTA -- 0.7%
    Minnesota State Gen. Oblig. Rev. Bonds, 5.00%,
      11/01/07..............................................  Aaa, AAA         250,000       282,178
                                                                                         -----------
 NEBRASKA -- 0.5%
    Omaha, NE Packaging Fac. Corp. Lease Rev. Bonds, 5.45%,
      05/01/15..............................................  Aa1, AA+         210,000       227,182
                                                                                         -----------
 NEVADA -- 1.0%
    Washoe County, NV Gen. Oblig. Bonds (Park, Open Space &
      Library), 5.75%, 05/01/14.............................  Aaa, AAA         380,000       442,130
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
NEW JERSEY -- 0.6%
    New Jersey Tobacco Settlement Fin. Corp., Rev. Bonds,
      5.00%, 06/01/09.......................................    A1, A       $  250,000   $   249,675
                                                                                         -----------
 NEW YORK -- 7.9%
    Ballston, NY Cent. School Dist. Gen. Oblig. Bonds,
      2.75%, 06/01/06.......................................  N/R, AAA         250,000       258,433
    Chittenango, NY Central School Dist. Gen. Oblig. Bonds,
      5.60%, 06/15/14.......................................  Aaa, AAA         200,000       237,634
    Mayfield, NY Cent. School Dist. Gen Oblig. Bonds, 4.25%,
      06/15/12..............................................  Aaa, AAA         685,000       741,943
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      12/15/06..............................................   N/R, AA         500,000       551,870
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      01/01/07..............................................  Aa-, N/R         500,000       547,195
    North Tonawanda, NY City School Dist. Gen. Oblig. Bonds,
      5.25%, 06/15/10.......................................  Aaa, N/R         200,000       233,768
    TSASC Inc., NY TFABS-Ser. 1 Plan Prin. 2010, 5.88%,
      07/15/15..............................................   Aa1, A          250,000       251,900
    West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds,
      3.50%, 06/15/07.......................................  Aaa, N/R         500,000       529,715
                                                                                         -----------
                                                                                           3,352,458
                                                                                         -----------
 NORTH CAROLINA -- 1.3%
    Cabarrus County, NC Cert. Participation Lease Rev.
      Bonds, 3.00%, 02/01/07................................  Aa3, AA-         235,000       243,237
    Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%,
      06/01/13..............................................  Aa2, AA+         250,000       296,805
                                                                                         -----------
                                                                                             540,042
                                                                                         -----------
 OHIO -- 10.1%
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), 5.00%, 10/01/08............................  N/R, AA-         500,000       551,265
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), Ser. A, 5.63%, 10/01/16....................   A1, AA-         500,000       550,010
    Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg.
      Fund Proj.), Ser. 2001A, 5.50%, 04/01/12..............   Aa2, AA         500,000       580,660
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds Ser. 2A,
      5.50%, 12/01/09.......................................   Aa2, AA         500,000       584,480
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A,
      5.50%, 12/01/08.......................................   Aa2, AA         200,000       232,024
    Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
      02/01/14..............................................  Aa1, AA+         350,000       413,011
    Ohio State Public Fac. Rev. Bonds (Community Mental
      Health Fac.), Ser. 2-A, 5.13%, 06/01/05...............   Aa2, AA         715,000       765,743
    Pickerington, OH Local School Dist. Construction & Imp.
      Gen Oblig. Bonds, 5.80%, 12/01/09.....................  Aaa, AAA         500,000       596,214
                                                                                         -----------
                                                                                           4,273,407
                                                                                         -----------
 OKLAHOMA -- 0.3%
    Oklahoma City, OK Gen. Oblig. Bonds, 5.40%, 07/01/10....   Aa2, AA         100,000       116,826
                                                                                         -----------
 OREGON -- 1.5%
    Multnomah-Clackamas Counties, OR Centennial School Dist.
      Gen. Oblig. Bonds, 5.50%, 06/15/13....................  Aaa, N/R         550,000       635,806
                                                                                         -----------
 PENNSYLVANIA -- 7.2%
    Bethlehem, PA Area Vocational Technical School Auth.
      Lease Rev. Bonds, 5.50%, 09/01/09.....................  Aaa, N/R         325,000       381,355
    Harrisburg, PA Office & Parking Rev. Auth. Bonds
      (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05...  N/R, AAA         345,000       363,216
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Eastern College Proj.), Ser. B, 8.00%, 10/15/06......  N/R, AAA         440,000       538,216

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Philadelphia College of Osteopathic Medicine Proj.),
      5.25%, 12/01/07.......................................  N/R, AAA      $  150,000   $   155,691
    Pennsylvania State Ref. Gen. Oblig. Bonds, 5.38%,
      11/15/07..............................................  Aaa, AAA         250,000       278,493
    Philadelphia, PA Hospitals & Higher Educ. Fac. Auth.
      Rev. Bonds (Jefferson Health Systems Proj.), Ser.
      1997A, 5.50%, 05/15/05................................   A1, AA-         500,000       535,424
    Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%,
      04/01/11..............................................  Aaa, AAA         190,000       221,831
    Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
      (Landfill Gas Recycling-Lanchester Energy Partners
      Proj.) Ser. 1998B, .00%, 01/01/05(*)..................  N/R, N/R         500,000        75,000
    Westmoreland County, PA Muni Auth. Service Rev. Bonds,
      Ser. C, 5.00%, 08/15/10...............................  Aaa, AAA         500,000       502,085
                                                                                         -----------
                                                                                           3,051,311
                                                                                         -----------
 PUERTO RICO -- 0.9%
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.00%, 05/15/09................    A1, A          100,000       101,649
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.75%, 07/01/14................   Aa3, A          250,000       296,728
                                                                                         -----------
                                                                                             398,377
                                                                                         -----------
 SOUTH CAROLINA -- 0.5%
    South Carolina Tobacco Settlement Mgmt. Auth. Rev.
      Bonds, Ser. 2001B, 6.00%, 05/15/22....................    A1, A          250,000       229,825
                                                                                         -----------
 SOUTH DAKOTA -- 0.6%
    South Dakota Housing Dev. Auth. Homeownership Mtge. Rev.
      Bonds, Ser. C, 4.15%, 05/01/07........................  Aa1, AAA         265,000       274,283
                                                                                         -----------
 TENNESSEE -- 0.7%
    Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%,
      10/01/13..............................................  Aa2, AA+         250,000       291,760
                                                                                         -----------
 TEXAS -- 14.5%
    Denton, TX Utility System Ref. Rev. Bonds, 5.63%,
      12/01/05..............................................  Aaa, AAA         500,000       549,780
    Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds,
      7.00%, 08/15/11.......................................  Aaa, N/R         250,000       314,978
    Georgetown, TX Utility System Ref. Rev. Bonds, Ser.
      1998A, 4.80%, 08/15/11................................  Aaa, AAA         650,000       702,675
    Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A,
      5.25%, 03/01/13.......................................  Aa3, AA-         500,000       551,770
    Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%,
      02/15/15..............................................  Aaa, AAA         500,000       569,655
    Lower Colorado River Auth., TX Ref. Rev. Bonds (Jr. Lien
      4th Supply), 5.25%, 01/01/15..........................  Aaa, AAA         500,000       581,195
    Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St.
      Joseph Health Sys.), 5.00%, 07/01/08..................  Aa3, AA-         350,000       386,159
    Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
      Ser. 2001A, 5.00%, 02/15/12...........................  Aaa, AAA         625,000       699,262
    Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
      Ser. 2001A, 5.50%, 10/01/12...........................   Aa1, AA         300,000       348,318
    Texas State Turnpike Auth. Cent. Rev. Bonds, 5.00%,
      06/01/08..............................................   Aa3, AA         500,000       559,990
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien-Ser. 1998A, 5.25%, 07/15/11......................  Aaa, AAA         500,000       560,000
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          60,000        74,009
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          75,000        92,588
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          85,000       105,924
                                                                                         -----------
                                                                                           6,096,303
                                                                                         -----------
 UTAH -- 0.7%
    Utah State Bldg. Ownership Auth. Lease Rev. Bonds,
      5.50%, 05/15/07.......................................  Aa1, AA+         250,000       278,950
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
VIRGINIA -- 2.7%
    Virginia Commonwealth Trans. Brd. Rev. Bonds (Federal
      Highway Reimbursement Ant. Notes), 5.75%, 10/01/07....   Aa2, AA      $1,000,000   $ 1,151,910
                                                                                         -----------
 WASHINGTON -- 3.1%
    Seattle, WA Muni. Light & Power Ref. Rev. Bonds, 5.00%,
      07/01/10..............................................  Aaa, AAA         350,000       390,400
    Snohomish County, WA Public Utility Rev. Bonds, 5.00%,
      12/01/08..............................................  Aaa, AAA         250,000       282,618
    Washington State Variable Purpose-Ser. B Gen. Oblig.
      Unltd. Bonds, 5.00%, 01/01/13.........................  Aa1, AA+         300,000       328,854
    Washington Tobacco Settlement Mgmt. Auth. Rev. Bonds,
      5.00%, 06/01/08.......................................    A1, A          300,000       301,038
                                                                                         -----------
                                                                                           1,302,910
                                                                                         -----------
 WISCONSIN -- 3.6%
    Badger, WI Tobacco Asset Security Corp. Rev. Bonds,
      6.00%, 06/01/17.......................................    A1, A          500,000       475,795
    Milwaukee County, WI Rev. Adj. Ref. Bonds (Pub Museum),
      Ser. B, 4.35%, 12/01/04...............................   N/R, A+       1,000,000     1,043,500
                                                                                         -----------
                                                                                           1,519,295
                                                                                         -----------
   TOTAL MUNICIPAL BONDS (COST $39,044,620)...........................................    40,955,241
                                                                                         -----------
                                                                              Shares
                                                                            ----------
SHORT-TERM INVESTMENTS -- 3.0%
    Blackrock Municipal Cash Tax-Exempt Cash Money Market
      Fund..................................................                 1,278,572     1,278,572
                                                                                         -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $1,278,572).....................................     1,278,572
                                                                                         -----------
TOTAL INVESTMENTS (Cost $40,323,192)+ -- 100.0%.......................................   $42,233,813
                                                                                         ===========

------------------------
(+)The cost for federal income tax purposes. At June 30, 2003, net unrealized appreciation was $1,910,621. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $2,406,851, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $496,230.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment Grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(*)Non-income producing for the period ended June 30, 2003. Security in default.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
ASSETS:
Investment in securities, at value*.........................  $185,628,610   $112,950,855   $42,233,813
Securities lending collateral...............................    23,802,218      5,930,575            --
Receivable for contributions................................       190,850          1,708            --
Dividends and interest receivable...........................     2,054,081      1,210,802       465,418
                                                              ------------   ------------   -----------
Total assets................................................   211,675,759    120,093,940    42,699,231
                                                              ------------   ------------   -----------
LIABILITIES:
Obligation to return securities lending collateral..........    23,802,218      5,930,575            --
Payable for withdrawals.....................................       140,290        200,801            --
Payable for investments purchased...........................       993,260             --            --
Accrued advisory fee........................................        54,089         33,128        12,439
Other accrued expenses......................................        26,828         18,155        10,016
                                                              ------------   ------------   -----------
Total liabilities...........................................    25,016,685      6,182,659        22,455
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $186,659,074   $113,911,281   $42,676,776
                                                              ============   ============   ===========
------------------------
*  Investments at cost......................................  $176,015,279   $104,835,172   $40,323,192

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
INVESTMENT INCOME:
  Interest..................................................  $ 8,310,024    $ 5,946,980    $1,554,945
  Dividends.................................................           --         38,022            --
  Securities lending........................................       45,636         21,533            --
                                                              -----------    -----------    ----------
  Total investment income...................................    8,355,660      6,006,535     1,554,945
                                                              -----------    -----------    ----------
EXPENSES:
  Advisory fees.............................................      616,739        418,055       134,747
  Administration and accounting fees........................      168,458        114,227        36,729
  Custody fees..............................................       31,034         23,129        14,118
  Trustees' fees............................................        5,285          5,254         5,355
  Professional fees.........................................       22,062         20,345        18,100
  Other.....................................................       14,354         13,183        16,710
                                                              -----------    -----------    ----------
    Total expenses..........................................      857,932        594,193       225,759
                                                              -----------    -----------    ----------
  Net investment income.....................................    7,497,728      5,412,342     1,329,186
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    4,230,558      3,684,420       153,520
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    6,223,695      5,220,665     1,094,046
                                                              -----------    -----------    ----------
  Net gain on investments...................................   10,454,253      8,905,085     1,247,566
                                                              -----------    -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,951,981    $14,317,427    $2,576,752
                                                              ===========    ===========    ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,497,728   $  5,412,342   $ 1,329,186
  Net realized gain on investments..........................     4,230,558      3,684,420       153,520
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,223,695      5,220,665     1,094,046
                                                              ------------   ------------   -----------
Net increase in net assets resulting from operations........    17,951,981     14,317,427     2,576,752
                                                              ------------   ------------   -----------
Transactions in beneficial interest:
  Contributions.............................................    39,470,606     23,635,196    16,249,407
  Withdrawals...............................................   (38,630,150)   (40,978,299)   (8,843,617)
                                                              ------------   ------------   -----------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................       840,456    (17,343,103)    7,405,790
                                                              ------------   ------------   -----------
Total increase (decrease) in net assets.....................    18,792,437     (3,025,676)    9,982,542
NET ASSETS:
  Beginning of year.........................................   167,866,637    116,936,957    32,694,234
                                                              ------------   ------------   -----------
  End of year...............................................  $186,659,074   $113,911,281   $42,676,776
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                                 Short/
                                                              Intermediate   Broad Market     Municipal
                                                              Bond Series     Bond Series    Bond Series
                                                              ------------   -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,250,066   $   6,382,537   $ 1,010,836
  Net realized gain on investments..........................       993,435         709,685        89,003
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,890,088         838,132       493,620
                                                              ------------   -------------   -----------
Net increase in net assets resulting from operations........    11,133,589       7,930,354     1,593,459
                                                              ------------   -------------   -----------
Transactions in beneficial interest:
  Contributions.............................................   104,576,965     100,780,982    15,363,900
  Withdrawals...............................................   (88,648,683)   (100,620,941)   (7,095,434)
                                                              ------------   -------------   -----------
Net increase in net assets from transactions in beneficial
  interest..................................................    15,928,282         160,041     8,268,466
                                                              ------------   -------------   -----------
Total increase in net assets................................    27,061,871       8,090,395     9,861,925
NET ASSETS:
  Beginning of year.........................................   140,804,766     108,846,562    22,832,309
                                                              ------------   -------------   -----------
  End of year...............................................  $167,866,637   $ 116,936,957   $32,694,234
                                                              ============   =============   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series, and Municipal Bond Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion.

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of average daily net assets of the Municipal Bond Series. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $132,510, $89,518 and $29,566 for the Short/Intermediate, Broad Market and Municipal Bond Series, respectively, for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   At June 30, 2003, the market value of securities on loan for the Short/Intermediate Bond and Broad Market Bond Series was $23,332,663 and $5,817,407, respectively, and the market value of the related collateral was $23,802,218 and $5,930,575, respectively.

                                                                 Short/Intermediate   Broad Market Bond
                                                                 ------------------   -----------------
   Blackrock Institutional Money Market Trust..................     $22,422,218          $5,930,575
   Crown Point CP, 1.25% due 7/14/03...........................       1,349,235                  --
   UBS Warburg TD, 1.375% due 7/1/03...........................          30,765                  --
                                                                    -----------          ----------
                                                                    $23,802,218          $5,930,575
                                                                    ===========          ==========

5. INVESTMENT SECURITIES. During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                           Short/Intermediate   Broad Market    Municipal
                                                              Bond Series       Bond Series    Bond Series
                                                           ------------------   ------------   -----------
   Purchases.............................................     $136,360,287      $86,604,352    $15,886,103
   Sales.................................................      136,437,109       99,434,387      7,993,149

6. IN-KIND REDEMPTION. On April 22, 2003, the Broad Market Bond Series satisfied a withdrawal request with a transfer of securities and cash totaling $11,661,910, resulting in a net realized gain of $638,048. For federal income tax purposes, the transfer was treated as a tax-free exchange and the Broad Market Bond Series' basis in the transferred securities carried over to the redeeming investor.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

7. FINANCIAL HIGHLIGHTS.

                                                            For the Fiscal Years Ended June 30,
                                                          ----------------------------------------
                                                           2003    2002     2001     2000    1999
                                                          ------   -----   ------   ------   -----
   SHORT/INTERMEDIATE BOND SERIES
     Total Return.......................................  10.82%   7.21%   10.26%    4.23%     N/A
     Ratios to Average Net Assets:
        Expenses:
          Including expense limitations.................   0.49%   0.49%    0.50%    0.47%   0.41%
          Excluding expense limitations.................   0.49%   0.49%    0.50%    0.51%   0.63%
        Net investment income...........................   4.25%   5.00%    5.92%    5.94%   5.39%
     Portfolio Turnover Rate............................     82%    136%      88%      47%     34%

                                                        For the Fiscal Years Ended      For the Period
                                                                 June 30,             November 1, 1999(1)
                                                        ---------------------------         through
                                                         2003      2002      2001        June 30, 2000
                                                        -------   -------   -------   -------------------
   BROAD MARKET BOND SERIES
     Total Return.....................................  12.95%     7.16%    10.19%            4.00%**
     Ratios to Average Net Assets:
        Expenses......................................   0.50%     0.50%     0.51%            0.49%*
        Net investment income.........................   4.53%     5.35%     6.02%            6.30%*
     Portfolio Turnover Rate..........................     77%      180%       73%              53%**

                                                         For the Fiscal Years Ended     For the Period
                                                                  June 30,            November 1, 1999(1)
                                                         --------------------------         through
                                                          2003     2002      2001        June 30, 2000
                                                         ------   -------   -------   -------------------
   MUNICIPAL BOND SERIES
     Total Return......................................  6.90%     5.98%     8.05%            3.70%**
     Ratios to Average Net Assets:
        Expenses:
          Including expense limitations................  0.59%     0.62%     0.65%            0.61%*
          Excluding expense limitations................  0.59%     0.62%     0.70%            0.61%*
        Net investment income..........................  3.45%     3.75%     4.52%            4.77%*
     Portfolio Turnover Rate...........................    21%       28%       36%              50%**

------------------------

*   Annualized
**  Not annualized.
(1) Commencement of operations.
N/A Not available

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE TRUSTEES AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Short/Intermediate Bond Series, Broad Market Bond Series and Municipal Bond Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers or by alternate procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        and Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer)

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                               SUB-ADMINISTRATOR
                                      AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WFIP-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS

                  - SHORT/INTERMEDIATE BOND
                  - BROAD MARKET BOND
                  - MUNICIPAL BOND
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve ("Fed"), the economy produced only modest economic growth over the fiscal year ended June 30, 2003. In fact it has struggled to maintain a growth rate above 1%. Nevertheless, certain segments of the economy are doing extraordinarily well, mainly due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period with the lower numbers having been produced more recently as a result of oil price declines.

     With inflation well behaved and the economy growing below potential, the Fed maintained an accommodative bias. The Fed lowered its federal funds rate target twice during the fiscal year; the most recent cut coming June 25(th), bringing the target to 1.0%. This latest rate cut brings the total to 13 during the easing cycle that began January 2001 when the federal funds rate was reduced from 6.5% to 6.0%.

     As we close out the fiscal year, the economy appears to be emerging from its extended period of subpar growth. Recent data indicate that the manufacturing sector is recovering, while the consumer sector remains solid. We expect stronger growth in the second half of 2003 as the monetary and fiscal stimulus, along with the pro-growth financial environment, take hold. While the economy is better positioned for a second half rebound, the recovery remains on tenuous ground. As such, we expect policy makers to maintain an accommodative bias for an extended period of time.

     We are pleased to present the details of our past year's performance.

INVESTMENT RESULTS

     The Wilmington Premier Money Market Portfolio paid shareholders dividends of $0.01 per share for the fiscal year ended June 30, 2003. Based on the Portfolio's net asset value of $1.00 per share, these dividends represented a return of 1.37%. A comparison of the Portfolio's performance versus its benchmarks is presented below:

                                                             For the Fiscal
                                                               Year Ended
                                                             June 30, 2003
                                                             --------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO                        1.37 %
Lipper Money Market Funds                                        0.72 %
Lipper Institutional Money Market Funds                          1.14 %

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in Series, at value..............................  $610,727,629
Other assets................................................           226
                                                              ------------
Total assets................................................   610,727,855
                                                              ------------
LIABILITIES:
Dividends payable...........................................       497,150
Accrued expenses............................................         5,703
                                                              ------------
Total liabilities...........................................       502,853
                                                              ------------
NET ASSETS..................................................  $610,225,002
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $610,237,643
Accumulated net realized loss on investments................       (12,641)
                                                              ------------
NET ASSETS..................................................  $610,225,002
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares......................................   610,237,854
                                                              ============
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares......................................         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $ 9,055,154
  Expenses (net of $312,833 of fee waivers).................   (1,164,065)
                                                              -----------
    Net investment income from Series.......................    7,891,089
                                                              -----------
EXPENSES:
  Administration and accounting fees........................       51,000
  Transfer agent fees.......................................       33,544
  Reports to shareholders...................................       56,270
  Trustees' fees............................................       14,654
  Registration fees.........................................       18,835
  Professional fees.........................................       49,464
  Other.....................................................       30,747
                                                              -----------
    Total expenses before expense reimbursements............      254,514
    Expenses reimbursed.....................................     (254,514)
                                                              -----------
       Total expenses, net..................................           --
                                                              -----------
  Net investment income.....................................    7,891,089
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,891,089
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                               June 30, 2003     June 30, 2002
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     7,891,089   $    15,487,519
  Net realized gain (loss) on investments...................               --            (1,104)
                                                              ---------------   ---------------
Net increase in net assets resulting from operations........        7,891,089        15,486,415
                                                              ---------------   ---------------
Distributions to shareholders from net investment income....       (7,891,089)      (15,487,519)
                                                              ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    2,704,388,371     2,903,269,896
  Cost of shares issued on reinvestment of distributions....        7,917,017        16,822,552
  Cost of shares redeemed...................................   (2,635,719,152)   (3,019,051,533)
                                                              ---------------   ---------------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................       76,586,236       (98,959,085)
                                                              ---------------   ---------------
Total increase (decrease) in net assets.....................       76,586,236       (98,960,189)
NET ASSETS:
  Beginning of year.........................................      533,638,766       632,598,955
                                                              ---------------   ---------------
  End of year...............................................  $   610,225,002   $   533,638,766
                                                              ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                                Shares            Shares
                                                              ---------------   ---------------
  Shares sold...............................................    2,704,388,371     2,903,269,896
  Shares issued on reinvestment of distributions............        7,917,017        16,822,552
  Shares redeemed...........................................   (2,635,719,152)   (3,019,051,533)
                                                              ---------------   ---------------
  Net increase (decrease) in shares.........................       76,586,236       (98,959,085)
  Shares outstanding -- Beginning of year...................      533,651,618       632,610,703
                                                              ---------------   ---------------
  Shares outstanding -- End of year.........................      610,237,854       533,651,618
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                             For the Fiscal Years Ended June 30,
                                                     ----------------------------------------------------
PREMIER MONEY MARKET PORTFOLIO --                      2003       2002       2001     2000(2)    1999(1)
INSTITUTIONAL SHARES                                 --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD.............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income............................      0.01       0.02       0.06       0.06       0.05
                                                     --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income.......................     (0.01)     (0.02)     (0.06)     (0.06)     (0.05)
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD...................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     ========   ========   ========   ========   ========
TOTAL RETURN.......................................     1.37%      2.42%      6.03%      5.80%      5.15%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(3)
  Expenses:
    Including expense limitations..................     0.20%      0.20%      0.20%      0.20%      0.20%
    Excluding expense limitations..................     0.30%      0.30%      0.28%      0.32%      0.31%
  Net investment income............................     1.36%      2.44%      5.88%      5.66%      5.00%
Net assets at end of period (000 omitted)..........  $610,225   $533,639   $632,599   $503,234   $411,701

------------------------
(1)Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2)Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of WTC, became the investment adviser to the WT Investment Trust
   I -- Premier Money Market Series.
(3)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. As of June 30, 2003, the Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of June 30, 2003, the Portfolio owned approximately 88% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolio. For its services, RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $45,000 for the period September 1, 2002 through June 30, 2003.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   As of June 30, 2003, Peter Kiewit Sons', Inc. is the direct or indirect parent company of shareholders owning of record or beneficially 96% of the voting securities of the Portfolio.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 of $7,891,089 and $15,487,519, respectively, were characterized as ordinary income for tax purposes.

   As of June 30, 2003, the components of accumulated deficit on a tax basis were as follows:

   Capital loss carryforwards.................................  $12,641
                                                                =======

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio's capital loss carryforwards will expire as follows:

   Capital Loss   Expiration
   Carryforward      Date
   ------------   ----------
      $  680      06/30/2004
         380      06/30/2005
       2,894      06/30/2006
       2,739      06/30/2007
       4,844      06/30/2008
       1,104      06/30/2011

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Wilmington Premier Money Market Portfolio (the "Portfolio") (a series of WT Mutual Fund) as of June 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wilmington Premier Money Market Portfolio at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
CERTIFICATES OF DEPOSIT -- 46.2%
 FOREIGN BANKS, FOREIGN CENTERS -- 24.5%
    ABN-AMRO Bank, 1.14%, 09/09/03..........................   P-1, A-1+     $ 30,000,000    $ 30,002,617
    Banque Nationale de Paris, 1.20%, 12/18/03..............   P-1, A-1+       25,000,000      24,991,663
    Barclay's Bank PLC, 1.26%, 07/01/03.....................   P-1, A-1+       30,000,000      30,000,000
    Bayerische Landesbank Girozentrale, 1.08%, 08/01/03.....   P-1, A-1+       25,000,000      25,000,215
    Credit Suisse First Boston, 1.27%, 07/30/03.............   P-1, A-1        30,000,000      30,000,120
    Lloyds Bank PLC, 1.25%, 07/25/03........................   P-1, A-1+       30,000,000      30,000,000
                                                                                             ------------
                                                                                              169,994,615
                                                                                             ------------
 FOREIGN BANKS, U.S. BRANCHES -- 13.0%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+       30,000,000      30,000,000
    Societe-Generale, 1.23%, 08/18/03.......................   P-1, A-1+       30,000,000      30,000,099
    Toronto Dominion, 1.25%, 08/14/03.......................   P-1, A-1        30,000,000      29,999,628
                                                                                             ------------
                                                                                               89,999,727
                                                                                             ------------
 U.S. BANKS, U.S. BRANCHES -- 8.7%
    Chase Bank (USA), 1.26%, 08/11/03.......................   P-1, A-1+       30,000,000      30,001,620
    Citibank Corp., 1.11%, 09/10/03.........................   P-1, A-1+       30,000,000      30,000,885
                                                                                             ------------
                                                                                               60,002,505
                                                                                             ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $319,996,847).....................................     319,996,847
                                                                                             ------------
COMMERCIAL PAPER -- 17.0%
 FINANCIAL SERVICES -- 8.4%
    CIT Group, 1.27%, 07/30/03..............................   P-1, A-1        17,815,000      17,796,774
    CIT Group, 1.25%, 08/22/03..............................   P-1, A-1        10,000,000       9,981,944
    Park Avenue Receivables Corp., LOC JPMorgan Chase,
      1.05%, 07/24/03.......................................   P-1, A-1        30,000,000      29,979,876
                                                                                             ------------
                                                                                               57,758,594
                                                                                             ------------
 LEASING -- 4.3%
    Vehicle Servicing Corp. of America, LOC Bank of America,
      1.10%, 08/28/03.......................................   P-1, A-1+       30,000,000      29,946,833
                                                                                             ------------
 UTILITIES -- 4.3%
    Centrica PLC, 1.05%, 08/26/03...........................   P-1, A-1        30,000,000      29,951,000
                                                                                             ------------
   TOTAL COMMERCIAL PAPER (COST $117,656,427)............................................     117,656,427
                                                                                             ------------
CORPORATE NOTES -- 3.9%
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA        25,795,000      26,629,947
                                                                                             ------------
   TOTAL CORPORATE NOTES (COST $26,629,947)..............................................      26,629,947
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
U.S. AGENCY OBLIGATIONS -- 4.4%
 FEDERAL HOME LOAN BANKS NOTES -- 3.7%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04..........   Aaa, AAA      $ 25,000,000    $ 25,000,000
                                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 0.7%
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
      12/15/03..............................................   P-1, A-1+        5,125,000       5,170,243
                                                                                             ------------
    TOTAL U.S. AGENCY OBLIGATIONS (COST $30,170,243).....................................      30,170,243
                                                                                             ------------
REPURCHASE AGREEMENTS -- 28.5%
    With Bank of New York: at 1.25%, dated 06/30/03, to be repurchased at
     $108,807,678 on 07/01/03, collateralized by $112,068,017 of Federal
     National Mortgage Association Securities with a maturity of
     06/01/33............................................................     108,803,900     108,803,900
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be repurchased at $88,003,056 on 07/01/03, collateralized by $90,642,732 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 06/01/33..............................................      88,000,000      88,000,000
                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $196,803,900)..........................................     196,803,900
                                                                                             ------------
TOTAL INVESTMENTS (Cost $691,257,364)+ -- 100.0%.........................................    $691,257,364
                                                                                             ============

------------------------
(+)Cost for Federal income tax purposes.
(1)The ratings shown are not audited.
LOC - Letter of Credit

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in securities, at value*.........................  $691,257,364
Cash........................................................            36
Interest receivable.........................................     1,173,239
                                                              ------------
Total assets................................................   692,430,639
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................        65,521
Other accrued expenses......................................        45,281
                                                              ------------
Total liabilities...........................................       110,802
                                                              ------------
NET ASSETS..................................................  $692,319,837
                                                              ============
------------------------
*  Investments at cost......................................  $691,257,364

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

INVESTMENT INCOME:
  Interest..................................................  $10,165,587
                                                              -----------
EXPENSES:
  Advisory fees.............................................    1,323,465
  Administration and accounting fees........................      226,561
  Custody fees..............................................       69,678
  Trustees' fees............................................        5,555
  Professional fees.........................................       43,566
  Other.....................................................        7,427
                                                              -----------
    Total expenses before fee waivers.......................    1,676,252
    Fees waived.............................................     (354,155)
                                                              -----------
       Total expenses, net..................................    1,322,097
                                                              -----------
  Net investment income.....................................    8,843,490
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 8,843,490
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                               June 30, 2003     June 30, 2002
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     8,843,490   $    15,490,452
  Net realized gain (loss) on investments...................               --            (1,104)
                                                              ---------------   ---------------
Net increase in net assets resulting from operations........        8,843,490        15,489,348
                                                              ---------------   ---------------
Transactions in beneficial interest:
  Contributions.............................................    3,340,920,691     2,903,485,445
  Withdrawals...............................................   (3,191,989,153)   (3,019,349,682)
                                                              ---------------   ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................      148,931,538      (115,864,237)
                                                              ---------------   ---------------
Total increase (decrease) in net assets.....................      157,775,028      (100,374,889)
NET ASSETS:
  Beginning of year.........................................      534,544,809       634,919,698
                                                              ---------------   ---------------
  End of year...............................................  $   692,319,837   $   534,544,809
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $162,620 for the period September 1, 2002 through June 30, 2003.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                             For the Fiscal Years Ended June 30,
                                                            -------------------------------------
                                                            2003    2002    2001    2000    1999
                                                            -----   -----   -----   -----   -----
  Total Return............................................  1.37%   2.42%   6.03%   5.80%     N/A
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations......................  0.20%   0.20%   0.20%   0.20%    0.16%
       Excluding expense limitations......................  0.25%   0.26%   0.26%   0.26%    0.27%
  Net investment income...................................  1.34%   2.44%   5.86%   5.66%    5.04%

------------------------
N/A  Not available.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premier Money Market Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2003, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Money Market Series at June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
   Name, Address and Age       Fund Complex       Time Served            Five Years         Trustee        Trustee
   ---------------------      --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer)

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

PREMIER PORTFOLIO

                  - PREMIER MONEY MARKET
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve (the "Fed"), the economy produced only modest economic growth over the year ended June 30, 2003. In fact, it has struggled to maintain a growth rate above 1%. Nevertheless certain segments of the economy are doing extraordinarily well, due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period, with the lower numbers having been produced more recently as a result of oil price declines.

     The investment markets over this period have clearly favored the fixed income markets as equities continued to suffer from high valuations, war, energy price uncertainty, and weak economic conditions. It has only been in the last few months that conditions improved enough to result in reasonably strong momentum for stock prices. Most major stock market averages rose by double-digit amounts in the second quarter of 2003 and are showing positive year-to-year comparisons for the first time in many months. For example, the Standard & Poor's 500 Index rose over 2% from July 1, 2002 to June 30, 2003, while the NASDAQ Composite rose more than 12%.

     The fixed income markets continued to perform well over the last year as inflation declined and the Fed continued to reduce short-term interest rates. The Lehman Government/Credit Index advanced over 13% in the last year.

     The foreign equity markets have generally underperformed the U.S. domestic markets, despite a rise in foreign currencies relative to the U.S. dollar. That pattern was reversed in the second quarter of 2003 as foreign stocks rose nearly 20%.

     With this annual report, we review, for the first time, our new Small Cap Growth Portfolio, which was introduced early this year. This Portfolio has benefited greatly from the renewed vigor of both small cap equities and growth equities. I urge you to make sure you read this report. Thank you for your continued support.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SMALL CAP GROWTH PORTFOLIO

     The Wilmington Small Cap Growth Portfolio (the "Portfolio") returned 27.60% for the period January 2, 2003 (commencement of operations) through June 30, 2003. The Standard & Poor's SmallCap 600 Index, an unmanaged, capitalization-weighted index of six hundred publicly traded stocks, returned 12.93% and the Russell 2000 Growth Index returned 19.33% for the same period. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index, a passive index that includes the 2,000 stocks in the United States as measured by market capitalization, to determine their growth or value characteristics.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     The Portfolio outperformed the Russell 2000 Growth Index due to successful stock selection in the technology sector. After three years of digesting the Internet bubble of the late 1990s, we believe many technology stocks have become inexpensive relative to their fundamentals. We are currently assessing the technology sector amid continuing signs of recovery and increasing revenue growth and whether such progress can be sustained.

     Consumer stocks also performed well during the first half of 2003. Despite many economic concerns, including an increasing jobless rate, consumer spending remained strong. The Fed's interest rate policy and its focus on stimulating growth, has encouraged consumer spending; however, the Fed continues to monitor conditions for signs of deflation.

     The healthcare sector, particularly pharmaceutical and biotech companies also outperformed the small cap markets as a whole. Although the Portfolio was slightly underweighted in these sectors, the Portfolio still benefited from its pharmaceutical and biotech holdings.

     The Portfolio continues to underweight the finance sector due, in part, to valuation concerns. Such concerns can limit the attractiveness of small cap finance stocks, many of which have had several years of P/E multiple expansion. The Portfolio's holdings reflect price targets developed for stocks without an expectation of expanding multiples. During the first half of 2003, this underweight in finance helped the performance of the Portfolio.

     We continue to evaluate companies on a fundamental basis, examining revenue growth, margins, earnings growth, and cash flow. We will remain consistent with our investment process, selecting companies whose management teams have the ability to execute their business model, even in a difficult environment. We will also continue to look for companies, which have a solid competitive position, have attractive current business trends, and reasonable market expectations. We believe the adherence to our investment policy will continue to lead to positive performance over time.

     The top ten holdings as of June 30, 2003, representing approximately 20.60% of the Portfolio's assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Radware Ltd.                         2.77%
Dot Hill Systems Corp.               2.37%
Amsurg Corp.                         2.12%
Sylvan Learning Systems,
  Inc.                               2.07%
ESCO Technologies, Inc.              2.00%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Herman Miller, Inc.                  1.97%
Cost Plus, Inc.                      1.90%
Henry Schein, Inc.                   1.90%
Advisory Board Co.                   1.80%
Alliance Data Systems
  Corp.                              1.70%

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

                           SMALL CAP GROWTH PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT* (SMALL CAP GROWTH PORTFOLIO)

                                              SMALL CAP GROWTH PORTFOLIO    S&P SMALLCAP 600 INDEX     RUSSELL 2000 GROWTH INDEX
                                              --------------------------    ----------------------     -------------------------
1/02/03                                                 10000                        10000                       10000
6/30/03                                                 12760                        11293                       11933

                             Total Return
-----------------------------------------------------------------------
                                                                Since
                                                              Inception
                                                              (1/2/03)
                                                              ---------
Small Cap Growth Portfolio                                      27.60%

S&P SmallCap 600 Index                                          12.93%

Russell 2000 Growth Index                                       19.33%

* Past performance is not necessarily indicative of future results. An investment in the Small Cap Growth Portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 and the reinvestment of distributions, but do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of the fund shares. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. The S&P SmallCap 600 Index consists of 600 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index, with each stock's weight in the S&P SmallCap 600 Index proportionate to its market value. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index, a passive index that includes the 2,000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 8.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Small Cap Growth Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect fund management's views generally regarding the market and the economy and are compiled from management's research and from comments provided by the investment adviser to the Portfolio. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in Series, at value..............................  $8,835,416
Receivable for Portfolio shares sold........................      13,500
Receivable from adviser.....................................       7,332
                                                              ----------
Total assets................................................   8,856,248
                                                              ----------
LIABILITIES:
Payable for investment in Series............................      13,500
Accrued expenses............................................       7,332
                                                              ----------
Total liabilities...........................................      20,832
                                                              ----------
NET ASSETS..................................................  $8,835,416
                                                              ==========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $7,976,870
Accumulated net realized gain on investments................     102,191
Net unrealized appreciation of investments..................     756,355
                                                              ----------
NET ASSETS..................................................  $8,835,416
                                                              ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares......................................     692,385
                                                              ==========
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares......................................      $12.76
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Period January 2, 2003(1) through June 30, 2003

NET INVESTMENT INCOME (LOSS) FROM SERIES:
  Dividends.................................................  $  2,892
  Interest..................................................     1,089
  Expenses (net of $19,124 of fee waivers and expense
    reimbursements).........................................   (23,345)
                                                              --------
       Net investment loss from Series......................   (19,364)
                                                              --------
EXPENSES:
  Administration and accounting fees........................    26,709
  Transfer agent fees.......................................     2,542
  Reports to shareholders...................................    15,440
  Trustees' fees............................................     5,000
  Registration fees.........................................    20,900
  Professional fees.........................................     7,369
  Other.....................................................     1,357
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    79,317
    Expenses reimbursed.....................................   (52,608)
    Administration and accounting fees waived...............   (26,709)
                                                              --------
       Total expenses, net..................................        --
                                                              --------
  Net investment loss.......................................   (19,364)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................   121,555
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   756,355
                                                              --------
  Net gain on investments from Series.......................   877,910
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $858,546
                                                              ========

------------------------
(1)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period
                                                              January 2, 2003(1)
                                                                   through
                                                                June 30, 2003
                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (19,364)
  Net realized gain on investments..........................         121,555
  Net change in unrealized appreciation (depreciation) on
    investments.............................................         756,355
                                                                  ----------
Net increase in net assets resulting from operations........         858,546
                                                                  ----------
Portfolio share transactions(a):
  Proceeds from shares sold.................................       8,006,596
  Cost of shares redeemed...................................         (29,726)
                                                                  ----------
Net increase in net assets from Portfolio share
  transactions..............................................       7,976,870
                                                                  ----------
Total increase in net assets................................       8,835,416
NET ASSETS:
  Beginning of period.......................................              --
                                                                  ----------
  End of period.............................................      $8,835,416
                                                                  ==========
                                                                    Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------------
  Shares sold...............................................         694,722
  Shares redeemed...........................................          (2,337)
                                                                  ----------
  Net increase in shares....................................         692,385
  Shares outstanding -- Beginning of period.................              --
                                                                  ----------
  Shares outstanding -- End of period.......................         692,385
                                                                  ==========

------------------------
(1)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                For the Period
                                                              January 2, 2003(1)
                                                                   through
                                                                June 30, 2003
SMALL CAP GROWTH PORTFOLIO -- INSTITUTIONAL SHARES            ------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................        $ 10.00
                                                                    -------
INVESTMENT OPERATIONS:
  Net investment loss(2)....................................          (0.09)
  Net realized and unrealized gain on investments...........           2.85
                                                                    -------
       Total from investment operations.....................           2.76
                                                                    -------
NET ASSET VALUE -- END OF PERIOD............................        $ 12.76
                                                                    =======
TOTAL RETURN................................................         27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................          1.75%*
    Excluding expense limitations...........................          9.13%*
  Net investment loss.......................................        (1.45)%*
Portfolio turnover..........................................            86%**
Net assets at end of period (000 omitted)...................        $ 8,835

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.
(2)The net investment loss per share was calculated using average shares outstanding method.
(3)The expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Small Cap Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Small Cap Growth Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of June 30, 2003, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Small Cap Growth Series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of June 30, 2003, the Portfolio owned approximately 100% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS -- continued

   statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Portfolio. For its services, RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   Roxbury Capital Management, LLC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.75% of average daily net assets of the Portfolio. This undertaking will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. There were no distributions made for the period January 2, 2003 (commencement of operations) through June 30, 2003.

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

   Undistributed ordinary income...............................  $128,026
   Net unrealized appreciation of investments..................   730,520
                                                                 --------
     Total accumulated earnings................................  $858,546
                                                                 ========

WILMINGTON FUNDS -- SMALL CAP GROWTH PORTFOLIO
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   To the Shareholders and Trustees of WT Mutual Fund:

   We have audited the accompanying statement of assets and liabilities of Wilmington Small Cap Growth Portfolio (the "Portfolio") (a series of WT Mutual Fund) as of June 30, 2003, and the related statement of operations, statement of changes in net assets, and financial highlights for the period January 2, 2003 (commencement of operations) through June 30, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wilmington Small Cap Growth Portfolio at June 30, 2003, and the results of its operations, the changes in its net assets, and its financial highlights for the period January 2, 2003 (commencement of operations) through June 30, 2003, in conformity with accounting principles generally accepted in the United States.

                                         [ERNST & YOUNG LLP]

  Philadelphia, Pennsylvania
  August 1, 2003

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES

   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
COMMON STOCK -- 90.1%
 CONSUMER DISCRETIONARY -- 15.8%
  APPAREL & ACCESSORIES -- 2.0%
    Kenneth Cole Productions,
      Inc.*..........................      555   $   10,817
    Oxford Industries, Inc.*.........    1,540       63,941
    Quicksilver, Inc.*...............    6,410      105,701
                                                 ----------
                                                    180,459
                                                 ----------
  AUTOMOBILE MANUFACTURERS -- 0.7%
    Monaco Coach Corp.*..............    4,500       68,985
                                                 ----------
  BROADCASTING & CABLE -- 1.8%
    Entravision Communications
      Corp.*.........................    8,420       95,567
    The Liberty Corp.................    1,625       69,063
                                                 ----------
                                                    164,630
                                                 ----------
  CASINO & GAMING -- 1.1%
    Ameristar Casinos, Inc.*.........    4,850      103,548
                                                 ----------
  FOOTWEAR -- 1.4%
    Reebok International Ltd.*.......    3,660      123,086
                                                 ----------
  HOMEBUILDING -- 0.8%
    Champion Enterprises, Inc.*......    1,400        7,252
    Standard Pacific Corp............    2,030       67,315
                                                 ----------
                                                     74,567
                                                 ----------
  LEISURE PRODUCTS -- 0.7%
    Callaway Golf Co.................    4,550       60,151
                                                 ----------
  MOVIES & ENTERTAINMENT -- 1.3%
    Sonic Solutions*.................   13,580      117,060
                                                 ----------
  RETAIL-APPAREL -- 3.3%
    Abercrombie & Fitch Co. -- Class
      A*.............................    2,910       82,673
    Pacific Sunwear of California,
      Inc.*..........................    3,380       81,424
    The Finish Line, Inc. -- Class
      A*.............................    6,030      133,926
                                                 ----------
                                                    298,023
                                                 ----------
  SPECIALTY STORES -- 2.7%
    Cost Plus, Inc.*.................    4,930      175,804
    O'Reilly Automotive, Inc.*.......    2,150       71,789
                                                 ----------
                                                    247,593
                                                 ----------
  TOTAL CONSUMER DISCRETIONARY................    1,438,102
                                                 ----------
 CONSUMER STAPLES -- 2.5%
  FOOD DISTRIBUTORS -- 1.5%
    United Natural Foods, Inc.*......    4,780      134,509
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  PACKAGED FOODS/MEATS -- 1.0%
    Stake Technology Ltd.*...........   13,200   $   93,192
                                                 ----------
  TOTAL CONSUMER STAPLES......................      227,701
                                                 ----------
 ENERGY -- 5.0%
  OIL & GAS DRILLING -- 2.1%
    Patterson-UTI Energy, Inc.*......    2,990       96,876
    Unit Corp.*......................    4,700       98,277
                                                 ----------
                                                    195,153
                                                 ----------
  OIL & GAS-EQUIPMENT/SERVICES -- 2.9%
    Grant Prideco, Inc.*.............    6,300       74,025
    Key Energy Services, Inc.*.......    8,250       88,440
    Varco International, Inc.*.......    5,020       98,392
                                                 ----------
                                                    260,857
                                                 ----------
  TOTAL ENERGY................................      456,010
                                                 ----------
 FINANCIALS -- 3.3%
  INSURANCE-PROPERTY/CASUALTY -- 1.7%
    Philadelphia Consolidated Holding
      Corp.*.........................    2,215       89,486
    RLI Corp.........................    1,930       63,497
                                                 ----------
                                                    152,983
                                                 ----------
  REGIONAL BANKS -- 0.7%
    Sterling Financial Corp.*........    2,765       67,355
                                                 ----------
  REITS-DIVERSE -- 0.1%
    American Financial Realty
      Trust*.........................      490        7,306
                                                 ----------
  REITS-RETAIL -- 0.8%
    Chelsea Property Group, Inc......    1,715       69,132
                                                 ----------
  TOTAL FINANCIALS............................      296,776
                                                 ----------
 HEALTHCARE -- 16.8%
  BIOTECHNOLOGY -- 2.6%
    Alkermes, Inc.*..................    9,470      101,802
    Neurocrine Biosciences, Inc.*....    1,485       74,161
    Novavax, Inc.*...................   11,040       61,493
                                                 ----------
                                                    237,456
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued
__

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
HEALTHCARE - DISTRIBUTORS -- 1.9%
    Henry Schein, Inc.*..............    3,350   $  175,339
                                                 ----------
  HEALTHCARE - EQUIPMENT -- 0.6%
    Cyberonics, Inc.*................    2,590       55,711
                                                 ----------
  HEALTHCARE - FACILITY -- 5.1%
    AmSurg Corp.*....................    6,440      196,420
    United Surgical Partners
      International, Inc.*...........    6,260      141,414
    VCA Antech, Inc.*................    6,660      130,336
                                                 ----------
                                                    468,170
                                                 ----------
  HEALTHCARE - SERVICES -- 2.9%
    Apria Healthcare Group, Inc.*....    3,790       94,295
    The Advisory Board Co.*..........    4,130      167,348
                                                 ----------
                                                    261,643
                                                 ----------
  HEALTHCARE - SUPPLIES -- 2.0%
    Advanced Neuromodulation Systems,
      Inc.*..........................    1,750       90,598
    STAAR Surgical Co.*..............    7,640       88,624
                                                 ----------
                                                    179,222
                                                 ----------
  PHARMACEUTICALS -- 1.7%
    Atrix Laboratories, Inc.*........    3,880       85,321
    Pain Therapeutics, Inc.*.........   10,475       67,669
                                                 ----------
                                                    152,990
                                                 ----------
  TOTAL HEALTHCARE............................    1,530,531
                                                 ----------
 INDUSTRIALS -- 14.8%
  AIR FREIGHT & LOGISTICS -- 1.6%
    Pacer International, Inc.*.......    7,610      143,524
                                                 ----------
  AIRLINES -- 1.3%
    Frontier Airlines, Inc.*.........   13,220      120,038
                                                 ----------
  BUILDING PRODUCTS -- 1.5%
    ElkCorp..........................    5,920      133,200
                                                 ----------
  CONSTRUCTION & ENGINEERING -- 0.5%
    MasTec, Inc.*....................    7,100       40,896
                                                 ----------
  MACHINERY - INDUSTRIAL -- 2.0%
    ESCO Technologies, Inc.*.........    4,200      184,800
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  SERVICES - DIVERSIFIED/COMMERCIAL -- 4.4%
    Strayer Education, Inc...........    1,460   $  115,997
    Sylvan Learning Systems, Inc.*...    8,380      191,399
    The Corporate Executive Board
      Co.*...........................    2,475      100,312
                                                 ----------
                                                    407,708
                                                 ----------
  SERVICES - ENVIRONMENTAL -- 0.9%
    Waste Connections, Inc.*.........    2,230       78,161
                                                 ----------
  SERVICES - OFFICE/SUPPLIES -- 2.0%
    Herman Miller, Inc...............    9,020      182,294
                                                 ----------
  TRUCKING -- 0.6%
    Landstar Systems, Inc.*..........      800       50,280
                                                 ----------
  TOTAL INDUSTRIALS...........................    1,340,901
                                                 ----------
 INFORMATION TECHNOLOGY -- 31.9%
  APPLICATION SOFTWARE -- 5.3%
    Autodesk, Inc....................    7,450      120,392
    Documentum, Inc.*................    4,320       84,974
    Informatica Corp.*...............    9,940       68,685
    Manhattan Associates, Inc.*......    2,870       74,534
    Mentor Graphics Corp.*...........    9,030      130,754
                                                 ----------
                                                    479,339
                                                 ----------
  COMMUNICATIONS EQUIPMENT -- 2.4%
    Ditech Communications Corp.*.....   13,830       68,873
    Emulex Corp.*....................    3,070       69,904
    Sycamore Networks, Inc.*.........   19,620       75,145
                                                 ----------
                                                    213,922
                                                 ----------
  COMPUTER HARDWARE -- 0.8%
    Cray, Inc.*......................    9,050       71,495
                                                 ----------
  COMPUTER STORAGE/PERIPHERALS -- 2.4%
    Dot Hill Systems Corp.*..........   16,730      219,163
                                                 ----------
  ELECTRONIC MANUFACTURING SERVICES -- 0.9%
    Artesyn Technologies, Inc.*......   14,950       83,869
                                                 ----------
  HOME ENTERTAINMENT SOFTWARE -- 0.7%
    Roxio, Inc.*.....................    9,950       66,565
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued
__

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
INTERNET SOFTWARE & SERVICES -- 6.6%
    ActivCard Corp.*.................    4,810   $   45,214
    Altiris, Inc.*...................    2,990       59,949
    Digital Insight Corp.*...........    4,190       79,820
    Netegrity, Inc.*.................   14,400       84,096
    RADWARE Ltd.*....................   14,960      256,265
    SupportSoft, Inc.*...............   11,300       73,337
                                                 ----------
                                                    598,681
                                                 ----------
  IT CONSULTING & SERVICES -- 1.2%
    Anteon International Corp.*......    4,080      113,873
                                                 ----------
  SEMICONDUCTOR EQUIPMENT -- 3.2%
    FEI Co.*.........................    8,300      155,708
    Ultratech, Inc.*.................    7,100      131,279
                                                 ----------
                                                    286,987
                                                 ----------
  SEMICONDUCTORS -- 3.1%
    Fairchild Semiconductor
      International, Inc.*...........    5,800       74,182
    International Rectifier Corp.*...    2,800       75,096
    Zoran Corp.*.....................    6,730      129,283
                                                 ----------
                                                    278,561
                                                 ----------
  SERVICES - DATA PROCESSING -- 1.9%
    Alliance Data Systems Corp.*.....    6,730      157,482
    infoUSA, Inc.*...................    2,180       17,658
                                                 ----------
                                                    175,140
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  SYSTEMS SOFTWARE -- 3.4%
    Legato Systems, Inc.*............   14,580   $  122,326
    Macrovision Corp.*...............    4,350       86,652
    Microstrategy
      Incorporated -- Class A*.......    2,770      100,911
                                                 ----------
                                                    309,889
                                                 ----------
   TOTAL INFORMATION TECHNOLOGY...............    2,897,484
                                                 ----------
   TOTAL COMMON STOCK
     (Cost $7,430,910)........................    8,187,505
                                                 ----------
SHORT-TERM INVESTMENTS -- 9.9%
    Sansom Street Fund - Money Market
      Portfolio......................  444,967      444,967
    Black Rock Provident
      Institutional Fund - Temp Cash
      Fund - Dollar Series...........  458,156      458,156
                                                 ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $903,123).............................      903,123
                                                 ----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $8,334,033)+..........................   $9,090,628
                                                 ==========

*   Non-income producing security.
+ The cost for federal income tax purposes was $8,359,877. At June 30, 2003, net unrealized appreciation was $730,751. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $781,612, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $50,861.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in securities, at value*.........................  $9,090,628
Receivable for contributions................................      13,500
Receivable for investments sold.............................     138,238
Dividends and interest receivable...........................       1,952
                                                              ----------
Total assets................................................   9,244,318
                                                              ----------
LIABILITIES:
Payable for investments purchased...........................     384,272
Accrued expenses............................................      23,355
                                                              ----------
Total liabilities...........................................     407,627
                                                              ----------
NET ASSETS..................................................  $8,836,691
                                                              ==========
------------------------
*  Investments at cost......................................  $8,334,033

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Period January 2, 2003(1) through June 30, 2003

INVESTMENT INCOME:
  Dividends.................................................  $  2,893
  Interest..................................................     1,089
                                                              --------
    Total investment income.................................     3,982
                                                              --------
EXPENSES:
  Advisory fees.............................................    13,345
  Administration and accounting fees........................     1,201
  Custody fees..............................................    19,621
  Trustees' fees............................................     1,872
  Professional fees.........................................     5,012
  Other.....................................................     1,438
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    42,489
    Fees waived and expenses reimbursed.....................   (19,134)
                                                              --------
    Total expenses, net.....................................    23,355
                                                              --------
  Net investment loss.......................................   (19,373)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................   121,599
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   756,595
                                                              --------
  Net gain on investments...................................   878,194
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $858,821
                                                              ========

------------------------
(1)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period
                                                              January 2, 2003(1)
                                                                   through
                                                                June 30, 2003
                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (19,373)
  Net realized gain on investments..........................         121,599
  Net change in unrealized appreciation (depreciation) on
    investments.............................................         756,595
                                                                  ----------
Net increase in net assets resulting from operations........         858,821
                                                                  ----------
Transactions in beneficial interests:
  Contributions.............................................       8,052,871
  Withdrawals...............................................         (75,001)
                                                                  ----------
Net increase in net assets from transactions in beneficial
  interest..................................................       7,977,870
                                                                  ----------
Total increase in net assets................................       8,836,691
NET ASSETS:
  Beginning of period.......................................              --
                                                                  ----------
  End of period.............................................      $8,836,691
                                                                  ==========

------------------------
(1)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Small Cap Growth Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% of the Series' next $1 billion of average daily net assets; and 0.90% of the Series' average daily net assets in excess of $2 billion.

   Roxbury has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   expenses to not more than 1.75% of average daily net assets of the Series. This undertaking will remain in place until January 1, 2006 unless the Board of Trustees approves its earlier termination.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the period January 2, 2003 (commencement of operations) through June 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

   Purchases...................................................  $9,958,716
   Sales.......................................................   2,649,405

5. FINANCIAL HIGHLIGHTS.

                                                                   For the Period
                                                                 January 2, 2003(1)
                                                                      through
                                                                   June 30, 2003
                                                                 ------------------
   Total Return................................................         27.60%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations..........................          1.75%*
        Excluding expense limitations..........................          3.18%*
     Net investment loss.......................................        (1.45)%*
   Portfolio Turnover Rate.....................................            86%**

------------------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.

WT INVESTMENT TRUST I -- SMALL CAP GROWTH SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations and changes in net assets for the period January 2, 2003 (commencement of operations) through June 30, 2003. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers or by alternate procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Small Cap Growth Series at June 30, 2003, and the results of its operations and changes in net assets for the period January 2, 2003 (commencement of operations) through June 30, 2003, in conformity with accounting principles generally accepted in the United States.

                                         [ERNST & YOUNG LLP]

   Philadelphia, Pennsylvania
   August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        and Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer)

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                 ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                               SUB-ADMINISTRATOR
                                      AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Small Cap Growth Portfolio.

WSCG-ANN-6/03

                                                                      WILMINGTON
                                                                           FUNDS

SMALL CAP GROWTH PORTFOLIO

                                     ANNUAL
                                 June 30, 2003

--------------------------------------------------------------------------------
SPECIAL NOTICE TO SHAREHOLDERS
PRIVACY POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
ANNUAL REPORT                                                      JUNE 30, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ended June 30, 2003, the Institutional Shares of the CRM Small Cap Value Fund and CRM Mid Cap Value Fund returned -1.98% and -0.78%, respectively. These results compare to -3.80% and -0.64% for the Russell 2000 Value Index and Russell Mid Cap Value Index, respectively.

Although we exited the fiscal year during a strong market rally, we will not soon forget the lessons from the difficult, eventful, and volatile third year of this bear market. It may seem like a distant memory, but last summer the markets experienced a crisis in corporate confidence related to the accounting scandals at companies like Worldcom Inc. and Adelphia Communications Corp. In the fourth quarter 2002, the markets rallied from oversold conditions on early signs of an economic recovery. However, the beating of war drums prior to the war in Iraq raised equity risk premiums again in the first quarter of 2003. During the second quarter of 2003, the stock market recorded one of its best performances in several years. The widely followed Dow Jones Industrial, NASDAQ and S&P 500 Indices have all gained more than 20% from their March 11th lows. This stalwart performance can be attributed to several factors, including first quarter corporate earnings that were generally better than investors' low expectations, overwhelming military success in the brief war in Iraq and prospects that accommodative monetary, fiscal and foreign exchange policies will eventually lead to more respectable economic growth. With the continued decline in interest rates, many stocks also offered more competitive returns than other investment vehicles. This became especially apparent when tax rates were lowered on dividend income.

THE CRM SMALL CAP VALUE FUND outperformed the Russell 2000 Value Index over the last year. The volatile market created many investment opportunities that we were able to exploit during the past 12 months. For example, Skillsoft PLC, our biggest winner during the past year, was oversold due to concerns over training budgets and merger integration. We are still in the early innings of the investment case as the market adoption opportunity plays out driving significant earnings power. The United Airlines bankruptcy created the opportunity to invest in Skywest, Inc., which benefits from the substitution of regional jets for larger planes as a cost savings measure for the airline industry. At United Stationers, Inc., the macroeconomic headwinds masked the very positive cost structure changes made by the new management team which leads to significantly higher earnings power.

The largest detractor to recent performance was Americredit Corp., which had been a strong performer for us in previous years. We underestimated the change in the capital markets which effectively closed off access to capital. As a subprime lender that funded its originations through capital market securitizations, this created a liquidity event that forced Americredit Corp. to change its business model and issue dilutive equity to fund the transition period. The other major detractors to performance were United Rentals, Inc., Interstate Bakeries Corp. and Prime Hospitality. Both United Rentals, Inc. and Prime Hospitality Corp. were impacted by cyclical

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

macroeconomic conditions which negatively effected the construction rental and travel industries. Interstate Bakeries Corp. was also impacted by both macro factors in its sweets business as well as increased competitive industry pricing.

We recently leveraged our analysis on the video game software industry from our successful investment in THQ Inc. to find Take-Two Interactive Software, another undervalued franchise with a strong portfolio of game titles. Ann Taylor Stores Corp., one of the strongest women's apparel franchises, became significantly oversold on a recent fashion miss. We believe a new design team and operating management should quickly rectify what we view as a temporary problem. Illinois recently passed a 70% marginal tax rate on gaming revenues in excess of $250 million, which severely pressured the shares of Penn National Gaming, Inc., which operates a facility in the jurisdiction. We believe the price decline overstates the risk to Penn, which plans to adjust its operating structure to offset the legislation. The market has also given no credit to the potential for the expansion of gaming, particularly slot machines, in other markets. Finally, Pride International, Inc. is benefiting from higher energy prices, which are improving rig utilization, day rates and cash flow. The company recently signed long-term contracts with Pemex for rigs in the Gulf of Mexico and has been using the free cash flow to de-leverage its balance sheet.

THE CRM MID CAP VALUE FUND had stocks such as Everest Re Group, Ltd. and Pacific Gas & Electric Corporation provide the greatest contribution to performance. Everest Re Group, Ltd. share price not only rebounded from its earlier weakness, but moved to new highs after it reported very strong first quarter earnings. These results reflected the benefits of both the favorable pricing environment as well as effective cost control. The company also raised additional capital through a secondary stock offering, which should provide the ammunition necessary to take advantage of the favorable insurance environment, which we expect to last at least through the balance of this year. PG&E Corp., California's largest electric utility, was also a top contributor, as the company announced a settlement with the California Public Utility Commission. This settlement will allow the utility to exit bankruptcy early next year and avoid what could have been a lengthy appeals process. Dollar Tree Stores, Inc. was also a large contributor to recent performance, as the market recognized Dollar Tree Stores, Inc. strong cash flow and low absolute and relative valuation levels. As the negative effects of Kmart Corp. closures continue to wane and the economy slowly strengthens, we believe that Dollar Tree Stores, Inc. is well positioned to grow revenues and deliver healthy returns. iStar Financial Inc., supported by its robust dividend yield, and Moore Wallace Inc., which appreciated after its merger was completed, were also strong performers.

The largest disappointment and detractor to recent performance was Avery Dennison Corp., a manufacturer of pressure-sensitive materials and specialty adhesives. The company's shares declined due to a combination of an industry investigation on pressure sensitive labels spurred by a competitor's attempted merger, and the sluggish economy's impact on its product lines. We exited this position mid-quarter and no longer owned the stock when the company confirmed our fears with a negative earnings revision announcement. Another significant detractor was Dun and Bradstreet Corp. Despite Dun and Bradstreet's good progress on internal cost controls, we sold the position as we believed the company will continue to struggle to achieve revenue growth. ARAMARK Corp. also posted a slight decline in recent share price. ARAMARK Corp.'s outsourcing services, which support businesses and governments in areas such as food and uniforms, remain well positioned. We would perceive any further weakness in the stock as an opportunity to add to our position, as we believe that once the broad job losses caused by the economic weakness ebb, ARAMARK should show impressive growth and provide attractive returns.

Recent purchases include Clorox Company, CP Ships, Ltd. and United States Steel Corp. Clorox's management has achieved substantial cost reductions, which they are redeploying into new product development and marketing. Their strong free cash flow facilitates steady stock repurchases and dividends. The

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

pending introduction of a new food wrap will highlight some of the technology they have acquired through a joint venture with P&G Corporation. CP Ships, an ocean container shipping company, is nearing the completion of an aggressive asset repositioning and, with a focused strategy on non-saturated shipping lanes, CP Ships Ltd. should be able to gain market share and increase returns in the future. Under the umbrella of broad based steel industry consolidation and
Section 201 trade protection, United States Steel Corp., the third significant recent purchase, is reducing its operating costs and improving its strategic position. The company recently implemented a much more favorable labor agreement and looks to regain its profitability and competitiveness on a worldwide scale through the purchase of National Steel and the assets of the Slovakian and Serbian State steel companies at attractive valuations.

Despite the market rally, our research team continues to find numerous investment opportunities that can support future performance. In fact, the consolidation and restructuring of sell-side research seems to be increasing the level of neglect in our investment universe. Historically speaking, the financial markets anticipate and lead trends in the real economy, so it is not surprising that stocks have gone up while business spending remains weak, employment has not yet rebounded, and earnings remain depressed in many industries. In order for improved performance to be sustained, however, it is likely that investors will need to see more evidence of a recovery in business conditions. Hence, markets may remain choppy until there are clear signs of better earnings prospects. As always, change in companies persists, and we will continue to exploit the effect of those changes in investor sentiment.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of June 30, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 1/27/98. The Russell 2000 Index is an unmanaged capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                    [GRAPH]

* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                    [GRAPH]

* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
ASSETS
   Investment in Series, at value...........................  $379,321,822   $169,256,427
   Receivable for Fund shares sold..........................     1,177,101        641,961
   Receivable for investment in Series withdrawn............     3,820,960      1,228,982
   Other assets.............................................        16,177          1,275
                                                              ------------   ------------
Total assets................................................   384,336,060    171,128,645
                                                              ------------   ------------
LIABILITIES
   Payable for Fund shares redeemed.........................     3,820,960      1,228,982
   Payable for investment in Series.........................     1,177,101        641,961
   Accrued expenses.........................................        87,097         35,711
                                                              ------------   ------------
Total liabilities...........................................     5,085,158      1,906,654
                                                              ------------   ------------
NET ASSETS..................................................  $379,250,902   $169,221,991
                                                              ============   ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $340,038,808   $161,190,748
   Undistributed net investment income......................            --        288,217
   Accumulated net realized loss............................   (22,489,588)   (14,866,868)
   Net unrealized appreciation on investments...............    61,701,682     22,609,894
                                                              ------------   ------------
NET ASSETS..................................................  $379,250,902   $169,221,991
                                                              ============   ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $181,296,318   $ 42,554,280
   Institutional Shares.....................................   197,954,584    125,890,977
   Retail Shares............................................            --        776,734
                                                              ------------   ------------
NET ASSETS..................................................  $379,250,902   $169,221,991
                                                              ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................     9,172,003      2,422,367
   Institutional Shares.....................................     9,781,994      7,112,268
   Retail Shares............................................            --         44,034
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $19.77         $17.57
   Institutional Shares.....................................        $20.24         $17.70
   Retail Shares............................................            --         $17.64

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends................................................  $  2,696,311   $  1,716,899
   Interest.................................................       123,767        148,630
   Securities lending.......................................        46,800         41,813
   Expenses.................................................    (2,877,708)    (1,218,447)
                                                              ------------   ------------
     Net investment income (loss) from Series...............       (10,830)       688,895
                                                              ------------   ------------
EXPENSES
   Shareholder services -- Investor Shares..................       404,121         97,928
   Shareholder services -- Retail Shares....................            --            817
   Administration and accounting fees.......................        72,000         88,550
   Transfer agent services..................................       166,038         85,240
   Professional services....................................        33,192         20,191
   Registration fees........................................        36,685         33,521
   Trustee fees and expenses................................        15,538         14,639
   Distribution fees -- Retail Shares.......................            --            491
   Amortization of organizational costs.....................            --          3,000
   Shareholder reports......................................       104,834         67,585
   Miscellaneous............................................        37,651         14,157
                                                              ------------   ------------
Total expenses..............................................       870,059        426,119
   Administration and accounting fees waived................            --        (25,550)
                                                              ------------   ------------
   Net expenses.............................................       870,059        400,569
                                                              ------------   ------------
NET INVESTMENT INCOME (LOSS)................................      (880,889)       288,326
                                                              ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM SERIES
   Net realized loss from investments.......................   (20,789,307)   (14,510,349)
   Net change in unrealized appreciation/depreciation of
     investments............................................     6,814,138     16,409,546
                                                              ------------   ------------
Net realized and unrealized gain (loss) on investments from
 Series.....................................................   (13,975,169)     1,899,197
                                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $(14,856,058)  $  2,187,523
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2003            2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,950,963   $ 298,063,112
                                                              -------------   -------------
OPERATIONS
   Net investment income (loss).............................       (880,889)        291,938
   Net realized gain (loss) from investments................    (20,789,307)     17,231,180
   Net change in unrealized appreciation/depreciation of
     investments............................................      6,814,138     (10,033,543)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (14,856,058)      7,489,575
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (147,151)       (726,124)
   Net investment income -- Institutional Shares............       (144,231)       (793,246)
   Net realized gain on investments -- Investor Shares......     (5,720,482)    (10,345,341)
   Net realized gain on investments -- Institutional
     Shares.................................................     (5,606,975)    (11,301,651)
                                                              -------------   -------------
     Total distributions to shareholders....................    (11,618,839)    (23,166,362)
                                                              -------------   -------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................     85,101,548     209,126,914
   Sale of shares -- Institutional Shares...................     57,600,496      87,521,250
   Reinvestment of distributions -- Investor Shares.........      5,662,550      10,896,476
   Reinvestment of distributions -- Institutional Shares....      5,732,136      12,013,237
   Redemptions of shares -- Investor Shares.................   (108,735,550)   (129,846,925)
   Redemptions of shares -- Institutional Shares............    (53,586,344)    (58,146,314)
                                                              -------------   -------------
     Net increase (decrease) from capital share
      transactions..........................................     (8,225,164)    131,564,638
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (34,700,061)    115,887,851
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 379,250,902   $ 413,950,963
                                                              =============   =============
Undistributed net investment income.........................  $          --   $     291,199
                                                              =============   =============
                                                                 SHARES          SHARES
CAPITAL SHARE TRANSACTIONS                                    -------------   -------------
   Sale of shares -- Investor Shares........................      4,798,179       9,760,371
   Sale of shares -- Institutional Shares...................      3,250,029       4,020,951
   Reinvestment of distributions -- Investor Shares.........        339,278         537,037
   Reinvestment of distributions -- Institutional Shares....        335,999         581,192
   Redemptions of shares -- Investor Shares.................     (6,241,983)     (6,167,521)
   Redemptions of shares -- Institutional Shares............     (3,052,972)     (2,679,898)
                                                              -------------   -------------
     Net increase (decrease) in shares......................       (571,470)      6,052,132
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,477,212   $ 50,776,935
                                                              ------------   ------------
OPERATIONS
   Net investment income (loss).............................       288,326        (51,296)
   Net realized gain (loss) from investments................   (14,510,349)       395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,546     (1,627,974)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,187,523     (1,284,025)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................            --        (29,373)
   Net investment income -- Institutional Shares............            --        (78,907)
   Net realized gain on investments -- Investor Shares......      (197,710)    (1,107,280)
   Net realized gain on investments -- Institutional
     Shares.................................................      (482,399)    (2,974,610)
   Net realized gain on investments -- Retail Shares........          (979)            --
                                                              ------------   ------------
     Total distributions to shareholders....................      (681,088)    (4,190,170)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    20,233,188     50,886,457
   Sale of shares -- Institutional Shares...................    62,944,796     71,499,287
   Sale of shares -- Retail Shares..........................       823,299             --
   Reinvestment of distributions -- Investor Shares.........       155,453        969,091
   Reinvestment of distributions -- Institutional Shares....       460,997      2,859,307
   Reinvestment of distributions -- Retail Shares...........           979             --
   Redemptions of shares -- Investor Shares.................   (25,027,133)   (13,694,993)
   Redemptions of shares -- Institutional Shares............   (34,235,853)   (15,344,677)
   Redemptions of shares -- Retail Shares...................      (117,382)            --
                                                              ------------   ------------
     Net increase from capital share transactions...........    25,238,344     97,174,472
                                                              ------------   ------------
     Total increase in net assets...........................    26,744,779     91,700,277
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,221,991   $142,477,212
                                                              ============   ============
Undistributed net investment income.........................  $    288,217   $         --
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     1,275,318      2,717,346
   Sale of shares -- Institutional Shares...................     3,977,495      3,799,489
   Sale of shares -- Retail Shares..........................        50,769             --
   Reinvestment of distributions -- Investor Shares.........        10,160         54,614
   Reinvestment of distributions -- Institutional Shares....        29,954        159,567
   Reinvestment of distributions -- Retail Shares...........            64             --
   Redemptions of shares -- Investor Shares.................    (1,557,654)      (735,905)
   Redemptions of shares -- Institutional Shares............    (2,159,361)      (829,219)
   Redemptions of shares -- Retail Shares...................        (6,799)            --
                                                              ------------   ------------
     Net increase in shares.................................     1,619,946      5,165,892
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                                   -------------------------------------------------------------------------
                                                      FOR THE FISCAL YEARS ENDED JUNE 30,       PERIOD ENDED   PERIOD ENDED
                                                   ------------------------------------------     JUNE 30,     SEPTEMBER 30,
                                                     2003        2002       2001      2000+       1999(B)+       1998(A)+
                                                   --------    --------   --------   --------   ------------   -------------
Net asset value -- Beginning of Period...........  $  21.42    $  22.29   $  16.49   $  15.11     $ 13.72        $   15.99
                                                   --------    --------   --------   --------     -------        ---------
Investment operations:
   Net investment income (loss)..................     (0.03)(c)     0.04      0.16      (0.09)       0.01             0.01
   Net realized and unrealized gain (loss) on
     investments on investments..................     (0.51)       0.67       6.47       1.47        1.38            (2.28)
                                                   --------    --------   --------   --------     -------        ---------
Total from investment operations.................     (0.54)       0.71       6.63       1.38        1.39            (2.27)
                                                   --------    --------   --------   --------     -------        ---------
Distributions to shareholders:
   From net investment income....................     (0.02)      (0.10)     (0.02)        --          --               --
   From net realized gain on investments.........     (0.62)      (1.48)     (0.81)        --          --               --
   Return of capital.............................        --          --         --         --          --(d)            --
                                                   --------    --------   --------   --------     -------        ---------
Total distributions to shareholders..............     (0.64)      (1.58)     (0.83)        --          --               --
                                                   --------    --------   --------   --------     -------        ---------
Net asset value -- End of Period.................  $  20.24    $  21.42   $  22.29   $  16.49     $ 15.11        $   13.72
                                                   ========    ========   ========   ========     =======        =========
Total Return.....................................   (1.98)%       3.43%     41.88%      9.13%      10.16%(e)      (14.20)%(e)
Ratios/Supplemental Data(g)
Ratios to average net assets:
   Expenses, including reimbursement/waiver......     1.02%       1.00%      1.02%      1.09%       1.08%(f)         1.15%(f)
   Expenses, excluding reimbursement/waiver......     1.02%       1.00%      1.02%      1.09%       1.09%(f)         1.23%(f)
   Net investment income (loss), including
     reimbursement/waiver........................   (0.15)%       0.22%      0.92%    (0.56)%       0.11%(f)         0.08%(f)
Portfolio turnover rate..........................       74%         61%        90%        96%         64%(e)           57%(e)
Net assets at end of period
   (000's omitted)...............................  $197,955    $198,131   $163,285   $104,562     $90,051        $  48,246

+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)The net income loss per share was calculated using average shares outstanding method.
(d)Less than $0.01 per share.
(e)Not Annualized.
(f)Annualized
(g)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                                                  ---------------------------------------------------------------------
                                                   FOR THE FISCAL YEARS ENDED JUNE 30,     PERIOD ENDED   PERIOD ENDED
                                                  --------------------------------------     JUNE 30,     SEPTEMBER 30,
                                                    2003      2002      2001      2000+      1999(B)+       1998(A)+
                                                  --------   -------   -------   -------   ------------   -------------
Net asset value -- Beginning of Period.........   $  17.93   $ 18.19   $ 13.25   $ 11.13     $  9.67        $  10.00
                                                  --------   -------   -------   -------     -------        --------
Investment operations:
   Net investment income.......................       0.04        --      0.09      0.05        0.02            0.05
   Net realized and unrealized gain (loss) on
     investments...............................      (0.19)     0.92      5.48      2.09        1.53           (0.38)
                                                  --------   -------   -------   -------     -------        --------
Total from investment operations...............      (0.15)     0.92      5.57      2.14        1.55           (0.33)
                                                  --------   -------   -------   -------     -------        --------
Distributions to shareholders:
   From net investment income..................         --     (0.03)    (0.06)    (0.02)      (0.05)             --
   From net realized gain on investments.......      (0.08)    (1.15)    (0.57)       --       (0.04)             --
                                                  --------   -------   -------   -------     -------        --------
Total distributions to shareholders............      (0.08)    (1.18)    (0.63)    (0.02)      (0.09)             --
                                                  --------   -------   -------   -------     -------        --------
Net asset value -- End of Period...............   $  17.70   $ 17.93   $ 18.19   $ 13.25     $ 11.13        $   9.67
                                                  ========   =======   =======   =======     =======        ========
Total Return...................................    (0.78)%     5.04%    42.88%    19.30%      16.11%(c)      (3.30)%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver....      1.12%     1.14%     1.15%     1.15%       1.15%(d)        1.15%(d)
   Expenses, excluding reimbursement/waiver....      1.12%     1.16%     1.53%     2.20%       2.85%(d)        4.16%(d)
   Net investment income (loss), including
     reimbursement/waiver......................      0.29%     0.03%     0.66%     0.44%       0.22%(d)        0.84%(d)
Portfolio turnover rate........................       142%      143%      163%      274%        118%(c)          78%(c)
Net assets at end of period
   (000's omitted).............................   $125,891   $94,391   $38,823   $18,573     $ 9,887        $  5,338

+ Effective November 1, 1999, The CRM Funds -- Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 16, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Not Annualized.
(d)Annualized
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Retail Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Fund owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Funds. For its services, RSMC is paid a monthly fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $60,000 and $75,000 for the Small Cap Value and Mid Cap Value Funds, respectively, for the period September 1, 2002 through June 30, 2003.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                  Small Cap     Mid Cap
                                                                    Value        Value
                                                                    Fund          Fund
                                                                 -----------   ----------
   Year Ended June 30, 2003
   Ordinary income.............................................  $ 2,341,980   $      109
   Long-term capital gains.....................................    9,276,859      680,979
                                                                 -----------   ----------
     Total distributions.......................................  $11,618,839   $  681,088
                                                                 ===========   ==========
   Year ended June 30, 2002
   Ordinary income.............................................  $14,798,814   $3,952,238
   Long-term capital gains.....................................    8,367,548      237,932
                                                                 -----------   ----------
     Total distributions.......................................  $23,166,362   $4,190,170
                                                                 ===========   ==========

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                  Small Cap       Mid Cap
                                                                    Value          Value
                                                                     Fund           Fund
                                                                 ------------   ------------
   Undistributed ordinary income...............................  $         --   $    288,217
   Capital loss carryforwards..................................    (2,555,045)    (7,236,295)
   Post-October losses.........................................   (17,363,098)    (6,953,862)
   Net unrealized appreciation of investments..................    59,130,237     21,933,183
                                                                 ------------   ------------
     Total accumulated earnings................................  $ 39,212,094   $  8,031,243
                                                                 ============   ============

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                                 Small Cap     Mid Cap
                                                                   Value        Value
                                                                    Fund         Fund
                                                                 ----------   ----------
   6/30/2011...................................................  $2,555,045   $7,236,295

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund and CRM Mid Cap Value Fund (the "Funds")(each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Institutional Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Institutional Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2003. The following table summarizes the capital gain distributions:

                                                                       TOTAL 20%
                                                       CAPITAL GAIN   CAPITAL GAIN
                                                        PER SHARE     DISTRIBUTION
                                                       ------------   ------------
   Small Cap Value Fund..............................    $0.5094       $9,276,859
   Mid Cap Value Fund................................     0.0783          680,979

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Small Cap Value and Mid Cap Value Funds qualify for the dividend received deduction.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
ANNUAL REPORT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (95.1%)
AEROSPACE (1.4%)
   193,900  DRS Technologies, Inc.*........  $  5,413,688
                                             ------------
COMMUNICATION & BROADCASTING (3.7%)
Broadcasting & Publishing (1.4%)
   119,300  Meredith Corp. ................     5,249,200
                                             ------------
Cable & Other Pay Television Services
  (1.2%)
   349,000  Insight Communications Co.,
              Inc.*(a).....................     4,599,820
                                             ------------
Telecommunications (1.1%)
   501,300  Lightbridge, Inc.*.............     4,391,388
                                             ------------
                                               14,240,408
                                             ------------
COMPUTER SERVICES (5.7%)
   819,300  Insight Enterprises, Inc.*.....     8,242,158
 1,045,500  Quantum Corp.*.................     4,234,275
   434,800  Systems & Computer Technology
              Corp.*.......................     3,913,200
   593,600  Transaction Systems Architects,
              Inc.*........................     5,318,656
                                             ------------
                                               21,708,289
                                             ------------
CONSUMER DISCRETIONARY (2.0%)
   268,100  Take-Two Interactive Software,
              Inc.*(a).....................     7,597,954
                                             ------------
CONSUMER PRODUCTS (1.0%)
   144,500  Jarden Corp.*..................     3,998,315
                                             ------------
ENTERTAINMENT & LEISURE (3.4%)
   180,100  Alliance Gaming Corp.*.........     3,405,691
   386,500  AMC Entertainment, Inc.*.......     4,421,560
   253,400  Penn National Gaming, Inc.*....     5,207,370
                                             ------------
                                               13,034,621
                                             ------------
FINANCE & INSURANCE (11.7%)
Insurance Carriers (6.3%)
   268,400  AmerUs Group Co.(a)............     7,566,196
    71,200  Everest Re Group, Ltd. ........     5,446,800
   212,700  First American Corp. ..........     5,604,645
   317,800  Hub International, Ltd. .......     5,434,380
                                             ------------
                                               24,052,021
                                             ------------
Savings, Credit, & Other Financial Institutions (4.5%)
   136,200  Bankunited Financial Corp.*....     2,744,430
    54,580  Glacier Bancorp, Inc. .........     1,343,760
   266,662  New York Community Bancorp,
              Inc.(a)......................     7,757,197
   200,700  Provident Financial Services,
              Inc. ........................     3,823,335
    79,200  TierOne Corp.*.................     1,542,024
                                             ------------
                                               17,210,746
                                             ------------
State & National Banks (0.9%)
   132,700  Community First Bankshares,
              Inc. ........................     3,622,710
                                             ------------
                                               44,885,477
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (9.0%)
   407,100  Apria Healthcare Group,
              Inc.*(a).....................  $ 10,128,648
   118,900  Edwards Lifesciences
              Corp.*(a)....................     3,821,446
   382,500  Haemonetics Corp.*.............     7,152,750
   317,460  TLC Vision Corp.*..............     1,568,252
   579,200  Viasys Healthcare, Inc.*.......    11,989,440
                                             ------------
                                               34,660,536
                                             ------------
MANUFACTURING (20.6%)
Auto Parts & Equipment (2.0%)
   165,100  Lear Corp.*....................     7,597,902
                                             ------------
Diversified-Manufacturing Industries (1.8%)
    87,200  ESCO Technologies, Inc.*.......     3,836,800
   184,500  Griffon Corp.*.................     2,952,000
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
                                                6,788,800
                                             ------------
Electrical Equipment (1.8%)
   140,300  EMCOR Group, Inc.*(a)..........     6,925,208
                                             ------------
Electronics (1.0%)
   279,600  Thomas & Betts Corp.*..........     4,040,220
                                             ------------
Food & Beverage (2.4%)
   345,000  Chiquita Brands International,
              Inc.*........................     5,002,500
   174,100  Ralcorp Holdings, Inc.*........     4,345,536
                                             ------------
                                                9,348,036
                                             ------------
Machine Tools (3.8%)
   209,400  Kennametal, Inc. ..............     7,086,096
   262,800  Snap-On, Inc. .................     7,629,084
                                             ------------
                                               14,715,180
                                             ------------
Machinery & Heavy Equipment (2.2%)
   435,400  Terex Corp.*...................     8,499,009
                                             ------------
Misc. Industrial Machinery & Equipment
  (1.6%)
   164,600  IDEX Corp. ....................     5,965,104
                                             ------------
Miscellaneous Plastic Products (1.6%)
   291,600  Spartech Corp. ................     6,184,836
                                             ------------
Pharmaceutical Preparations (1.3%)
   228,300  Alpharma, Inc. ................     4,931,280
                                             ------------
Precision Instruments & Medical Supplies
  (1.1%)
   229,000  Conmed Corp.*..................     4,181,540
                                             ------------
                                               79,177,115
                                             ------------
OIL & GAS (1.0%)
   208,800  Pride International, Inc.*.....     3,929,616
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (2.0%)
   496,600  Ventas, Inc. ..................     7,523,490
                                             ------------
SERVICES (11.2%)
Business Services (6.7%)
   423,800  American Management Systems,
              Inc.*........................     6,051,864
   392,500  Forrester Research, Inc.*......     6,421,300

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
   370,500  Moore Wallace Inc.*............  $  5,438,940
   330,000  Watson Wyatt & Company
              Holdings*....................     7,649,400
                                             ------------
                                               25,561,506
                                             ------------
Commercial Services (3.1%)
   247,800  NDCHealth Corp. ...............     4,547,130
   424,900  Interactive Data Corp.*........     7,180,810
                                             ------------
                                               11,727,940
                                             ------------
Sanitary Services (1.4%)
   600,093  Casella Waste Systems, Inc.*...     5,418,840
                                             ------------
                                               42,708,286
                                             ------------
TECHNOLOGY (4.4%)
   244,700  Electro Scientific Industries,
              Inc.*........................     3,709,652
 2,604,400  SkillSoft PLC -- ADR*..........    13,152,220
                                             ------------
                                               16,861,872
                                             ------------
TRANSPORTATION (4.2%)
Air Freight (1.1%)
   167,000  CNF, Inc.(a)...................     4,238,460
                                             ------------
Airlines (1.5%)
   299,900  Skywest, Inc...................     5,716,094
                                             ------------
Railroads (1.6%)
   709,800  RailAmerica, Inc.*.............     5,997,810
                                             ------------
                                               15,952,364
                                             ------------
WHOLESALE & RETAIL TRADE (13.8%)
Business Equipment & Services (2.7%)
   289,400  United Stationers, Inc.*.......    10,467,598
                                             ------------
Retail Apparel & Accessory Stores (2.0%)
   226,600  AnnTaylor Stores Corp.*........     6,560,070
    41,000  Kenneth Cole Productions,
              Inc.*........................       799,090
    52,100  United Retail Group, Inc.*.....       102,637
                                             ------------
                                                7,461,797
                                             ------------
Retail Eating & Drinking Places (2.6%)
   427,600  Landry's Restaurants, Inc. ....    10,091,360
                                             ------------
Specialty Retail Stores (4.5%)
   295,400  Central Garden & Pet Co.*......     7,045,290
   359,600  School Specialty, Inc.*........    10,234,216
                                             ------------
                                               17,279,506
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Wholesale-Industrial Supplies (1.4%)
   154,500  Hughes Supply, Inc. ...........  $  5,361,150
                                             ------------
Wholesale Miscellaneous (0.6%)
    87,000  ScanSource, Inc.*..............     2,327,250
                                             ------------
                                               52,988,661
                                             ------------
TOTAL COMMON STOCK
  (COST $302,978,720)......................   364,680,690
                                             ------------
SHORT-TERM INVESTMENTS (2.8%)
 5,286,072  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................     5,286,072
 5,286,073  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     5,286,073
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,572,145).......................    10,572,145
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (2.1%)
$2,000,000  U.S. Treasury Bills, 1.14%,
              07/03/03.....................     1,999,873
 2,500,000  U.S. Treasury Bills, 0.95%,
              07/03/03.....................     2,499,868
 1,000,000  U.S. Treasury Bills, 1.08%,
              07/10/03.....................       999,731
 2,500,000  U.S. Treasury Bills, 0.90%,
              07/17/03.....................     2,499,006
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $7,998,478)........................     7,998,478
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $321,549,343)+.....................  $383,251,313
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $30,168,480).......................  $ 30,168,480
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $324,120,790. At June 30, 2003, net unrealized appreciation was $59,130,523. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $67,896,678, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $8,766,155.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
COMMON STOCK (94.1%)
COMMUNICATION & BROADCASTING (2.2%)
    104,639  Cablevision Systems New York
               Group -- Class A*(a)........  $  2,172,306
     48,100  Cox Communications, Inc. --
               Class A*(a).................     1,534,390
                                             ------------
                                                3,706,696
                                             ------------
CONSUMER PRODUCTS (7.6%)
     55,500  Avon Products, Inc. ..........     3,452,100
     86,400  Clorox Co. ...................     3,684,960
     62,500  Fortune Brands, Inc. .........     3,262,500
    108,100  Hormel Foods Corp. ...........     2,561,970
                                             ------------
                                               12,961,530
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (6.0%)
    233,100  PG&E Corp.*...................     4,930,065
     84,600  PPL Corp.(a)..................     3,637,800
    261,500  Reliant Resources, Inc.*......     1,602,995
                                             ------------
                                               10,170,860
                                             ------------
FINANCE & INSURANCE (19.2%)
Diversified Reits (3.3%)
    153,200  iStar Financial, Inc. ........     5,591,800
                                             ------------
Insurance Agents, Brokers, & Services
  (4.2%)
     50,000  MBIA, Inc.(a).................     2,437,500
    156,500  Willis Group Holdings,
               Ltd. .......................     4,812,375
                                             ------------
                                                7,249,875
                                             ------------
Insurance Carriers (5.4%)
     28,500  Chubb Corp.(a)................     1,710,000
     97,900  Everest Re Group, Ltd. .......     7,489,349
                                             ------------
                                                9,199,349
                                             ------------
Savings, Credit, & Other Financial Institutions (3.3%)
    106,259  Charter One Financial,
               Inc. .......................     3,313,156
     28,200  M&T Bank Corp. ...............     2,375,004
                                             ------------
                                                5,688,160
                                             ------------
State & National Banks (3.0%)
     98,900  North Fork Bancorporation,
               Inc.(a).....................     3,368,534
     42,700  State Street Corp. ...........     1,682,380
                                             ------------
                                                5,050,914
                                             ------------
                                               32,780,098
                                             ------------
HEALTHCARE (5.5%)
     36,500  C.R. Bard, Inc. ..............     2,602,815
     89,000  Omnicare, Inc. ...............     3,007,310
     88,400  Oxford Health Plans, Inc.*....     3,715,452
                                             ------------
                                                9,325,577
                                             ------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
MANUFACTURING (15.0%)
Building Materials & Components (1.6%)
     36,900  American Standard Cos.
               Inc.*.......................  $  2,728,017
                                             ------------
Chemical & Allied Products (2.0%)
     40,000  Air Products & Chemicals,
               Inc. .......................     1,664,000
     32,900  PPG Industries, Inc. .........     1,669,346
                                             ------------
                                                3,333,346
                                             ------------
Diversified -- Manufacturing Industries
  (2.0%)
     25,900  ITT Industries, Inc. .........     1,695,414
     66,900  MeadWestvaco Corp. ...........     1,652,430
                                             ------------
                                                3,347,844
                                             ------------
Hand Held Tools (1.5%)
     91,300  The Stanley Works.............     2,519,880
                                             ------------
Medical Equipment & Supplies (2.5%)
     84,000  Amersham PLC -- Sponsored
               ADR(a)......................     3,225,600
     26,500  Becton Dickinson & Co. .......     1,029,525
                                             ------------
                                                4,255,125
                                             ------------
Metal Products (2.5%)
    263,800  United States Steel
               Corp.(a)....................     4,318,406
                                             ------------
Misc. Manufacturing Industries (1.5%)
    197,400  The Warnaco Group, Inc.*......     2,655,030
                                             ------------
Semiconductors (1.4%)
  1,051,200  Agere Systems Inc. -- Class
               B*..........................     2,417,760
                                             ------------
                                               25,575,408
                                             ------------
OIL & GAS (6.4%)
     68,200  EnCana Corp. .................     2,616,834
     39,700  EOG Resources, Inc. ..........     1,661,048
    149,500  Halliburton Co. ..............     3,438,500
     45,337  Kinder Morgan Management,
               LLC.*.......................     1,698,324
     37,300  Weatherford International,
               Inc.*(a)....................     1,562,870
                                             ------------
                                               10,977,576
                                             ------------
SERVICES (16.6%)
Business Services (11.4%)
188,000....  Accenture Ltd.*...............     3,400,920
    203,100  Cendant Corp.*(a).............     3,720,792
      8,100  Certegy, Inc.*................       224,775
    293,200  IKON Office Solutions,
               Inc.(a).....................     2,609,480
     70,900  Manpower, Inc.(a).............     2,629,681
    227,600  Moore Wallace Inc.*...........     3,341,168
    262,700  SkillSoft PLC -- Sponsored
               ADR*........................     1,326,635
     97,800  Viad Corp. ...................     2,189,742
                                             ------------
                                               19,443,193
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
SERVICES (CONTINUED)
Commercial Services (2.2%)
    164,700  ARAMARK Corp. -- Class B*.....  $  3,692,574
                                             ------------
Hotels, Other Lodging Places (1.5%)
     73,700  MGM MIRAGE*...................     2,519,066
                                             ------------
Printing & Publishing (1.5%)
     99,400  Wiley, John & Sons, Inc. --
               Class A.....................     2,604,280
                                             ------------
                                               28,259,113
                                             ------------
TRANSPORTATION (3.4%)
Marine (2.0%)
    207,100  CP Ships, Ltd. ...............     3,464,783
                                             ------------
Railroads (1.4%)
     40,300  Union Pacific Corp. ..........     2,338,206
                                             ------------
                                                5,802,989
                                             ------------
WHOLESALE & RETAIL TRADE (12.2%)
Retail Department Stores (1.4%)
    141,400  J. C. Penney Company,
               Inc.(a).....................     2,382,590
                                             ------------
Retail Eating & Drinking Places (3.6%)
    126,700  Darden Restaurants, Inc. .....     2,404,766
    124,600  Yum! Brands, Inc.*............     3,683,176
                                             ------------
                                                6,087,942
                                             ------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Specialty Retail Stores (5.6%)
     63,900  Advance Auto Parts, Inc.*.....  $  3,891,510
     85,500  Dollar Tree Stores,
               Inc.*(a)....................     2,712,915
     90,800  Genuine Parts Co. ............     2,906,508
                                             ------------
                                                9,510,933
                                             ------------
Wholesale -- Machinery Equipment (1.6%)
     58,200  W.W. Grainger, Inc. ..........     2,721,432
                                             ------------
                                               20,702,897
                                             ------------
TOTAL COMMON STOCK
  (COST $137,652,565)......................   160,262,744
                                             ------------

SHORT-TERM INVESTMENTS (5.9%)
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................     5,041,598
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     5,041,598
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,083,196).......................    10,083,196
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $147,735,761)+.....................  $170,345,940
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $35,301,621).......................  $ 35,301,621
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(b)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $148,412,475. At June 30, 2003, net unrealized appreciation was $21,933,465. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $22,989,637, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,172.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $321,549,343   $147,735,761
    Net unrealized appreciation.............................    61,701,970     22,610,179
                                                              ------------   ------------
  Total investments, at value...............................   383,251,313    170,345,940
  Securities lending collateral.............................    30,168,480     35,301,621
  Receivable for securities sold............................     4,116,420      2,013,428
  Receivable for Contributions..............................     1,177,101        641,961
  Interest and dividends receivable.........................        66,726        142,900
                                                              ------------   ------------
Total assets................................................   418,780,040    208,445,850
                                                              ------------   ------------
LIABILITIES
  Obligation to return securities lending collateral........    30,168,480     35,301,621
  Payable for securities purchased..........................     5,191,961      2,530,196
  Payable for Withdrawals...................................     3,820,960      1,228,982
  Accrued management fee....................................       228,586        103,467
  Other accrued expenses....................................        46,499         23,088
                                                              ------------   ------------
Total liabilities...........................................    39,456,486     39,187,354
                                                              ------------   ------------
NET ASSETS..................................................  $379,323,554   $169,258,496
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
INVESTMENT INCOME
  Dividends.................................................  $  2,696,324   $  1,716,923
  Interest..................................................       123,768        148,631
  Securities lending........................................        46,800         41,813
                                                              ------------   ------------
Total investment income.....................................     2,866,892      1,907,367
                                                              ------------   ------------
EXPENSES
  Investment advisory fees..................................     2,457,745      1,015,210
  Administration and accounting fees........................       300,938        123,921
  Professional services.....................................        25,754         20,797
  Custody fees..............................................        67,482         43,079
  Trustee fees and expenses.................................         5,545          5,153
  Miscellaneous.............................................        20,256         10,303
                                                              ------------   ------------
Total expenses..............................................     2,877,720      1,218,463
                                                              ------------   ------------
NET INVESTMENT INCOME (LOSS)................................       (10,828)       688,904
                                                              ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized loss from investments......................   (20,789,291)   (14,510,297)
    Net change in unrealized appreciation/depreciation of
     investments............................................     6,814,088     16,409,473
                                                              ------------   ------------
Net realized and unrealized gain (loss) on investments......   (13,975,203)     1,899,176
                                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(13,986,031)  $  2,588,080
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2003            2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,987,201   $ 298,121,714
                                                              -------------   -------------
OPERATIONS
   Net investment income (loss).............................        (10,828)      1,143,856
   Net realized gain (loss) from investments................    (20,789,291)     17,231,310
   Net change in unrealized appreciation/depreciation of
     investments............................................      6,814,088     (10,033,617)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (13,986,031)      8,341,549
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    142,675,744     296,560,089
   Withdrawals..............................................   (163,353,360)   (189,036,151)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interest...................    (20,677,616)    107,523,938
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (34,663,647)    115,865,487
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 379,323,554   $ 413,987,201
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525   $ 50,782,808
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       688,904        199,954
   Net realized gain (loss) from investments................   (14,510,297)       395,413
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,473     (1,628,044)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,588,080     (1,032,677)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    83,742,134    122,371,483
   Withdrawals..............................................   (59,566,243)   (29,627,089)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interest................................    24,175,891     92,744,394
                                                              ------------   ------------
     Total increase in net assets...........................    26,763,971     91,711,717
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,258,496   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series and Mid Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $240,855 and $102,961 for the Small Cap Value and Mid Cap Value Series, respectively, for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At June 30, 2003, the market value of securities on loan for the Small Cap Value and Mid Cap Value Series was $28,966,948 and $34,060,226, respectively, and the market value of the related collateral was $30,168,480 and $35,301,621, respectively. The securities on loan were collateralized by the following:

                                                                    Small Cap         Mid Cap
                                                                  Value Series     Value Series
                                                                 ---------------   -------------
   American Express FRN, 1.34% due 1/27/04.....................    $        --      $ 2,330,021
   Barton Capital ABS, 1.07% due 7/31/03.......................             --        5,200,980
   Bear Stearns VRN, 1.43% due 1/15/04.........................      3,994,923               --
   Blackrock Institutional Money Market Trust, 1.20% due
     7/1/03....................................................     18,376,870       14,888,058
   Dakota CP, 1.03% due 8/14/03................................             --        2,998,158
   Depfa Bank CP, 1.00% due 8/19/03............................             --        2,573,028
   Goldman Sachs FRN, 1.30% due 3/8/04.........................             --        1,329,083
   Merrill Lynch MTN, 1.255% due 7/28/03.......................      1,694,375        4,111,723
   Merrill Lynch MTN, 1.51% due 7/7/03.........................             --          341,425
   Morgan Stanley FRN, 1.33% due 11/7/03.......................             --          721,450
   Morgan Stanley FRN, 1.33% due 3/12/04.......................             --           10,469
   Morgan Stanley FRN, 1.33% due 7/16/03.......................      1,125,303               --
   National City FRN, 1.58625% due 11/10/03....................      4,737,110               --
   UBS Warburg TD, 1.375% due 7/1/03...........................        239,899          797,226
                                                                   -----------      -----------
                                                                   $30,168,480      $35,301,621
                                                                   ===========      ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                  Small Cap       Mid Cap
                                                                 Value Series   Value Series
                                                                 ------------   ------------
   Purchases...................................................  $238,801,211   $207,715,445
   Sales.......................................................   248,435,146    180,099,373

6. FINANCIAL HIGHLIGHTS.

                                                                                       For the Period
                                                       For the Fiscal Years Ended       November 1,
                                                                June 30,                  1999(1)
                                                      ----------------------------        through
                                                       2003       2002       2001      June 30, 2000
                                                      -------     -----     ------     --------------
   Small Cap Value Series
   Total Return.....................................   (1.87)%    3.46%     42.27%         19.70%**
   Ratios to Average Net Assets:
     Expenses.......................................    0.88%     0.88%      0.90%          0.87%*
     Net investment income (loss)...................        %(2)  0.33%      1.05%         (0.32)%*
   Portfolio Turnover Rate..........................      74%       61%        90%            65%**

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                       For the Period
                                                       For the Fiscal Years Ended       November 1,
                                                                June 30,                  1999(1)
                                                      ----------------------------        through
                                                       2003       2002       2001      June 30, 2000
                                                      -------     -----     ------     --------------
   Mid Cap Value Series
   Total Return.....................................   (0.58)%    5.27%     43.18%         37.80%**
   Ratios to Average Net Assets:
     Expenses.......................................    0.90%     0.92%      0.99%          1.10%*
     Net investment income..........................    0.51%     0.24%      0.82%          0.52%*
   Portfolio Turnover Rate..........................     142%      143%       163%           202%**

---------------
 *  Annualized.
 ** Not Annualized.
1 Commencement of operations.
2 Less than (0.01)%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE TRUSTEES AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Value Series and Mid Cap Value Series (the "Series")(each a series of WT Investment Trust I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers or by alternate procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                         Number of
                                                                                       Portfolios in
                                                                      Principal            Fund             Other
                            Position(s)       Term of Office        Occupation(s)         Complex       Directorships
                             Held with         and Length of         During Past        Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served           Five Years          Trustee          Trustee
---------------------      --------------   -------------------  --------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                            Management
                           Chief            or removal.          Wilmington Trust                      Corporation
                           Executive        Trustee, President   Company since                         (registered
                           Officer and      and Chairman of the  February 1996.                        investment
                           Chairman of      Board since October                                        adviser)
                           the Board        1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,         57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC since
Suite 600                                   since October 1999.  1998. Prior to 1998,
Santa Monica, CA 90401                                           Principal, Roger
Date of Birth: 11/36                                             Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

DR. ERIC BRUCKER              Trustee       Shall serve until    Dean, School of           57         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal. Trustee  Administration of
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               57         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal. Trustee  organizations from                   Trust;
                                            since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.              Trustee       Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        57         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINST A/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                              Institutional Shares

                                 ANNUAL REPORT
                                 June 30, 2003

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL NOTICE TO SHAREHOLDERS
PRIVACY POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
ANNUAL REPORT                                                      JUNE 30, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ended June 30, 2003, the Investor Shares of the CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund returned -2.26%, -1.07% and +0.53%, respectively. These results compare to -3.80%, -0.64% and -1.02% for the Russell 2000 Value Index, Russell Mid Cap Value Index and Russell 1000 Value Index, respectively.

Although we exited the fiscal year during a strong market rally, we will not soon forget the lessons from the difficult, eventful, and volatile third year of this bear market. It may seem like a distant memory, but last summer the markets experienced a crisis in corporate confidence related to the accounting scandals at companies like Worldcom Inc. and Adelphia Communications Corp. In the fourth quarter 2002, the markets rallied from oversold conditions on early signs of an economic recovery. However, the beating of war drums prior to the war in Iraq raised equity risk premiums again in the first quarter of 2003. During the second quarter of 2003, the stock market recorded one of its best performances in several years. The widely followed Dow Jones Industrial, NASDAQ and S&P 500 Indices have all gained more than 20% from their March 11th lows. This stalwart performance can be attributed to several factors, including first quarter corporate earnings that were generally better than investors' low expectations, overwhelming military success in the brief war in Iraq and prospects that accommodative monetary, fiscal and foreign exchange policies will eventually lead to more respectable economic growth. With the continued decline in interest rates, many stocks also offered more competitive returns than other investment vehicles. This became especially apparent when tax rates were lowered on dividend income.

THE CRM SMALL CAP VALUE FUND outperformed the Russell 2000 Value Index over the last year. The volatile market created many investment opportunities that we were able to exploit during the past 12 months. For example, SkillSoft PLC, our biggest winner during the past year, was oversold due to concerns over training budgets and merger integration. We are still in the early innings of the investment case as the market adoption opportunity plays out driving significant earnings power. The United Airlines bankruptcy created the opportunity to invest in Skywest, Inc., which benefits from the substitution of regional jets for larger planes as a cost savings measure for the airline industry. At United Stationers, Inc., the macroeconomic headwinds masked the very positive cost structure changes made by the new management team which leads to significantly higher earnings power.

The largest detractor to recent performance was Americredit Corp., which had been a strong performer for us in previous years. We underestimated the change in the capital markets which effectively closed off access to capital. As a subprime lender that funded its originations through capital market securitizations, this created a liquidity event that forced Americredit Corp. to change its business model and issue dilutive equity to fund the transition period. The other major detractors to performance were United Rentals, Inc., Interstate Bakeries

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

Corp. and Prime Hospitality Corp. Both United Rentals, Inc. and Prime Hospitality Corp. were impacted by cyclical macroeconomic conditions which negatively effected the construction rental and travel industries. Interstate Bakeries Corp. was also impacted by both macro factors in its sweets business as well as increased competitive industry pricing.

We recently leveraged our analysis on the video game software industry from our successful investment in THQ Inc. to find Take-Two Interactive Software, another undervalued franchise with a strong portfolio of game titles. AnnTaylor Stores Corp., one of the strongest women's apparel franchises, became significantly oversold on a recent fashion miss. We believe a new design team and operating management should quickly rectify what we view as a temporary problem. Illinois recently passed a 70% marginal tax rate on gaming revenues in excess of $250 million, which severely pressured the shares of Penn National Gaming, Inc., which operates a facility in the jurisdiction. We believe the price decline overstates the risk to Penn, which plans to adjust its operating structure to offset the legislation. The market has also given no credit to the potential for the expansion of gaming, particularly slot machines, in other markets. Finally, Pride International, Inc. is benefiting from higher energy prices, which are improving rig utilization, day rates and cash flow. The company recently signed long-term contracts with Pemex for rigs in the Gulf of Mexico and has been using the free cash flow to de-leverage its balance sheet.

THE CRM MID CAP VALUE FUND had stocks such as Everest Re Group, Ltd. and Pacific Gas & Electric Corporation provide the greatest contribution to performance. Everest Re Group, Ltd. share price not only rebounded from its earlier weakness, but moved to new highs after it reported very strong first quarter earnings. These results reflected the benefits of both the favorable pricing environment as well as effective cost control. The company also raised additional capital through a secondary stock offering, which should provide the ammunition necessary to take advantage of the favorable insurance environment, which we expect to last at least through the balance of this year. Pacific Gas & Electric Corporation, California's largest electric utility, was also a top contributor, as the company announced a settlement with the California Public Utility Commission. This settlement will allow the utility to exit bankruptcy early next year and avoid what could have been a lengthy appeals process. Dollar Tree Stores, Inc. was also a large contributor to recent performance, as the market recognized Dollar Tree Stores, Inc.'s strong cash flow and low absolute and relative valuation levels. As the negative effects of Kmart Corp. closures continue to wane and the economy slowly strengthens, we believe that Dollar Tree Stores, Inc. is well positioned to grow revenues and deliver healthy returns. IStar Financial Inc., supported by its robust dividend yield, and Moore Wallace Inc., which appreciated after its merger was completed, were also strong performers.

The largest disappointment and detractor to recent performance was Avery Dennison Corp., a manufacturer of pressure-sensitive materials and specialty adhesives. The company's shares declined due to a combination of an industry investigation on pressure sensitive labels spurred by a competitor's attempted merger, and the sluggish economy's impact on its product lines. We exited this position mid-quarter and no longer owned the stock when the company confirmed our fears with a negative earnings revision announcement. Another significant detractor was Dun & Bradstreet Corp. Despite Dun & Bradstreet's good progress on internal cost controls, we sold the position as we believed the company will continue to struggle to achieve revenue growth. ARAMARK Corp. also posted a slight decline in recent share price. ARAMARK Corp.'s outsourcing services, which support businesses and governments in areas such as food and uniforms, remain well positioned. We would perceive any further weakness in the stock as an opportunity to add to our position, as we believe that once the broad job losses caused by the economic weakness ebb, ARAMARK Corp. should show impressive growth and provide attractive returns.

Recent purchases include Clorox Co., CP Ships, Ltd. and United States Steel Corp. Clorox Co.'s management has achieved substantial cost reductions, which they are redeploying into new product development and

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

marketing. Their strong free cash flow facilitates steady stock repurchases and dividends. The pending introduction of a new food wrap will highlight some of the technology they have acquired through a joint venture with P&G Corporation. CP Ships, Ltd., an ocean container shipping company, is nearing the completion of an aggressive asset repositioning and, with a focused strategy on non-saturated shipping lanes, CP Ships, Ltd. should be able to gain market share and increase returns in the future. Under the umbrella of broad based steel industry consolidation and Section 201 trade protection, United States Steel Corp., the third significant recent purchase, is reducing its operating costs and improving its strategic position. The company recently implemented a much more favorable labor agreement and looks to regain its profitability and competitiveness on a worldwide scale through the purchase of National Steel and the assets of the Slovakian and Serbian State steel companies at attractive valuations.

CRM LARGE CAP VALUE FUND has benefited from the volatility in the markets during the last 12 months, whereby sharp sell-offs in some stocks in early 2002 created opportunities in 2003. Media and telecom companies had been especially hard hit and were some of the best performing stocks for the entire 12-month period as investors realized that the underlying fundamentals and outlook were actually quite strong. Nextel Communications Inc. was by far the single best contributor as it benefited from investors' realization that very strong free cash flow growth will allow the company to improve its balance sheet. Concerns of competition in the push-to-talk area and its high leverage continued to hang over the stock, but did not impede its progress. Cablevision Systems Corp. also was a very strong contributor as concerns over Direct Broadcast Satellite competition abated. Additionally, Cablevision Systems Corp. had become more focused on profitability and evidence of success began to emerge in early 2003. While Home Depot, Inc., Everest Re Group, Ltd., Hewlett-Packard Co. and Halliburton Co. all performed well for different reasons, the underlying thread was that their real or perceived problems began to fade. Home Depot, Inc.'s problems stemmed from its past success, which allowed rapid growth to hide inefficiencies and problems. Bob Nardelli, formerly from General Electric Co., joined Home Depot, Inc. as CEO in 2000 and quickly started identifying and addressing the company's problems. Evidence of Home Depot, Inc.'s turnaround appeared early in 2003 as in-store productivity initiatives, better inventory management and changes with cleaner stores and more responsive staff took hold. Hewlett-Packard Co. has been dealing with not only an extremely poor environment for technology but also combining two cultures due to the Compaq Computer Corp. acquisition. As the economy continues to show signs of strengthening, Hewlett-Packard Co. should be able to grow revenues and increase profitability.

Everest Re Group, Ltd. experienced strong performance, especially recently, due to stronger than expected fundamentals, the ability to raise capital to take advantage of very favorable market conditions and the potential resolution of the asbestos problem. Asbestos exposure has been a problem in varying degrees for several other portfolio companies, including Hartford Financial Services Group, Inc., Dow Chemical Co. and Halliburton Co. This massive problem has already driven a large number of companies into bankruptcy, but Congress is now seriously addressing the problem, although it is uncertain when legislation will be passed. All of these stocks, however, added significantly to performance in the past quarter. While asbestos exposure is expected to remain a meaningful risk, the underlying fundamentals of these companies remain strong, and the general recognition that Congress is the solution should limit the long-term downside risk.

Recent purchases include Emerson Electric Co. and Morgan Stanley. Emerson Electric Co. has in the past few years been hurt by the weak economy and by its entrance into the telecommunications industry 3 years ago. Emerson Electric Co.'s process control and industrial automation groups should recover with overall economic activity in the next few months. Weakness in the electronics and telecom area, however, could continue into the middle of 2004. Morgan Stanley has reported sharp declines in all areas of their business over the past 3 years but was especially hard hit in the investment banking and securities trading areas. Morgan Stanley has arrested the decline in investment banking market share but still faces challenges in the retail brokerage business and ultimately with their credit card business. The current valuation is appropriate given the
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

somewhat reduced growth expectations, but the company could experience significant operating leverage from a pickup in business conditions.

Despite the market rally, our research team continues to find numerous investment opportunities that can support future performance. In fact, the consolidation and restructuring of sell-side research seems to be increasing the level of neglect in our investment universe. Historically speaking, the financial markets anticipate and lead trends in the real economy, so it is not surprising that stocks have gone up while business spending remains weak, employment has not yet rebounded, and earnings remain depressed in many industries. In order for improved performance to be sustained, however, it is likely that investors will need to see more evidence of a recovery in business conditions. Hence, markets may remain choppy until there are clear signs of better earnings prospects. As always, change in companies persists, and we will continue to exploit the effect of those changes in investor sentiment.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of June 30, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                  [LINE GRAPH]

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 9/20/00. The Russell MidCap Value Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                  [LINE GRAPH]

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

    CRM LARGE CAP VALUE FUND VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                  [LINE GRAPH]

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   -----------
ASSETS
   Investment in Series, at value...........................  $379,321,822   $169,256,427   $ 8,781,356
   Receivable for Fund shares sold..........................     1,177,101        641,961            --
   Receivable for investment in Series withdrawn............     3,820,960      1,228,982            --
   Other assets.............................................        16,177          1,275         1,080
                                                              ------------   ------------   -----------
Total assets................................................   384,336,060    171,128,645     8,782,436
                                                              ------------   ------------   -----------
LIABILITIES
   Payable for Fund shares redeemed.........................     3,820,960      1,228,982            --
   Payable for investment in Series.........................     1,177,101        641,961            --
   Accrued expenses.........................................        87,097         35,711         6,873
                                                              ------------   ------------   -----------
Total liabilities...........................................     5,085,158      1,906,654         6,873
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $379,250,902   $169,221,991   $ 8,775,563
                                                              ============   ============   ===========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $340,038,808   $161,190,748   $10,299,114
   Undistributed net investment income......................            --        288,217        29,676
   Accumulated net realized loss............................   (22,489,588)   (14,866,868)   (1,948,002)
   Net unrealized appreciation on investments...............    61,701,682     22,609,894       394,775
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $379,250,902   $169,221,991   $ 8,775,563
                                                              ============   ============   ===========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $181,296,318   $ 42,554,280   $ 8,775,563
   Institutional Shares.....................................   197,954,584    125,890,977            --
   Retail Shares............................................            --        776,734            --
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $379,250,902   $169,221,991   $ 8,775,563
                                                              ============   ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
 unlimited authorized shares)
   Investor Shares..........................................     9,172,003      2,422,367       920,322
   Institutional Shares.....................................     9,781,994      7,112,268            --
   Retail Shares............................................            --         44,034            --
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $19.77         $17.57         $9.54
   Institutional Shares.....................................        $20.24         $17.70            --
   Retail Shares............................................            --         $17.64            --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends................................................  $  2,696,311   $  1,716,899   $   114,854
   Interest.................................................       123,767        148,630         3,406
   Securities lending.......................................        46,800         41,813         1,703
   Expenses.................................................    (2,877,708)    (1,218,447)      (45,742)
                                                              ------------   ------------   -----------
     Net investment income (loss) from Series...............       (10,830)       688,895        74,221
                                                              ------------   ------------   -----------
EXPENSES
   Shareholder services -- Investor Shares..................       404,121         97,928        15,047
   Shareholder services -- Retail Shares....................            --            817            --
   Administration and accounting fees.......................        72,000         88,550        54,000
   Transfer agent services..................................       166,038         85,240         4,513
   Professional services....................................        33,192         20,191        13,293
   Registration fees........................................        36,685         33,521        20,507
   Trustee fees and expenses................................        15,538         14,639        17,347
   Distribution fees -- Retail Shares.......................            --            491            --
   Amortization of organizational costs.....................            --          3,000            --
   Shareholder reports......................................       104,834         67,585         1,911
   Miscellaneous............................................        37,651         14,157         2,335
                                                              ------------   ------------   -----------
Total expenses..............................................       870,059        426,119       128,953
   Expenses reimbursed......................................            --             --       (30,412)
   Administration and accounting fees waived................            --        (25,550)      (54,000)
                                                              ------------   ------------   -----------
   Net expenses.............................................       870,059        400,569        44,541
                                                              ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)................................      (880,889)       288,326        29,680
                                                              ------------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 SERIES
   Net realized loss from investments.......................   (20,789,307)   (14,510,349)   (1,452,594)
   Net change in unrealized appreciation/depreciation of
     investments............................................     6,814,138     16,409,546     1,345,159
                                                              ------------   ------------   -----------
Net realized and unrealized gain (loss) on investments from
 Series.....................................................   (13,975,169)     1,899,197      (107,435)
                                                              ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $(14,856,058)  $  2,187,523   $   (77,755)
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2003            2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,950,963   $ 298,063,112
                                                              -------------   -------------
OPERATIONS
   Net investment income (loss).............................       (880,889)        291,938
   Net realized gain (loss) from investments................    (20,789,307)     17,231,180
   Net change in unrealized appreciation/depreciation of
     investments............................................      6,814,138     (10,033,543)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (14,856,058)      7,489,575
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (147,151)       (726,124)
   Net investment income -- Institutional Shares............       (144,231)       (793,246)
   Net realized gain on investments -- Investor Shares......     (5,720,482)    (10,345,341)
   Net realized gain on investments -- Institutional
     Shares.................................................     (5,606,975)    (11,301,651)
                                                              -------------   -------------
     Total distributions to shareholders....................    (11,618,839)    (23,166,362)
                                                              -------------   -------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................     85,101,548     209,126,914
   Sale of shares -- Institutional Shares...................     57,600,496      87,521,250
   Reinvestment of distributions -- Investor Shares.........      5,662,550      10,896,476
   Reinvestment of distributions -- Institutional Shares....      5,732,136      12,013,237
   Redemptions of shares -- Investor Shares.................   (108,735,550)   (129,846,925)
   Redemptions of shares -- Institutional Shares............    (53,586,344)    (58,146,314)
                                                              -------------   -------------
     Net increase (decrease) from capital share
      transactions..........................................     (8,225,164)    131,564,638
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (34,700,061)    115,887,851
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 379,250,902   $ 413,950,963
                                                              =============   =============
Undistributed net investment income.........................  $          --   $     291,199
                                                              =============   =============
                                                                 SHARES          SHARES
CAPITAL SHARE TRANSACTIONS                                    -------------   -------------
   Sale of shares -- Investor Shares........................      4,798,179       9,760,371
   Sale of shares -- Institutional Shares...................      3,250,029       4,020,951
   Reinvestment of distributions -- Investor Shares.........        339,278         537,037
   Reinvestment of distributions -- Institutional Shares....        335,999         581,192
   Redemptions of shares -- Investor Shares.................     (6,241,983)     (6,167,521)
   Redemptions of shares -- Institutional Shares............     (3,052,972)     (2,679,898)
                                                              -------------   -------------
     Net increase (decrease) in shares......................       (571,470)      6,052,132
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,477,212   $ 50,776,935
                                                              ------------   ------------
OPERATIONS
   Net investment income (loss).............................       288,326        (51,296)
   Net realized gain (loss) from investments................   (14,510,349)       395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,546     (1,627,974)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,187,523     (1,284,025)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................            --        (29,373)
   Net investment income -- Institutional Shares............            --        (78,907)
   Net realized gain on investments -- Investor Shares......      (197,710)    (1,107,280)
   Net realized gain on investments -- Institutional
     Shares.................................................      (482,399)    (2,974,610)
   Net realized gain on investments -- Retail Shares........          (979)            --
                                                              ------------   ------------
     Total distributions to shareholders....................      (681,088)    (4,190,170)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    20,233,188     50,886,457
   Sale of shares -- Institutional Shares...................    62,944,796     71,499,287
   Sale of shares -- Retail Shares..........................       823,299             --
   Reinvestment of distributions -- Investor Shares.........       155,453        969,091
   Reinvestment of distributions -- Institutional Shares....       460,997      2,859,307
   Reinvestment of distributions -- Retail Shares...........           979             --
   Redemptions of shares -- Investor Shares.................   (25,027,133)   (13,694,993)
   Redemptions of shares -- Institutional Shares............   (34,235,853)   (15,344,677)
   Redemptions of shares -- Retail Shares...................      (117,382)            --
                                                              ------------   ------------
     Net increase from capital share transactions...........    25,238,344     97,174,472
                                                              ------------   ------------
     Total increase in net assets...........................    26,744,779     91,700,277
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,221,991   $142,477,212
                                                              ============   ============
Undistributed net investment income.........................  $    288,217   $         --
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     1,275,318      2,717,346
   Sale of shares -- Institutional Shares...................     3,977,495      3,799,489
   Sale of shares -- Retail Shares..........................        50,769             --
   Reinvestment of distributions -- Investor Shares.........        10,160         54,614
   Reinvestment of distributions -- Institutional Shares....        29,954        159,567
   Reinvestment of distributions -- Retail Shares...........            64             --
   Redemptions of shares -- Investor Shares.................    (1,557,654)      (735,905)
   Redemptions of shares -- Institutional Shares............    (2,159,361)      (829,219)
   Redemptions of shares -- Retail Shares...................        (6,799)            --
                                                              ------------   ------------
     Net increase in shares.................................     1,619,946      5,165,892
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE FUND
                                                              -------------------------
                                                              YEAR ENDED    YEAR ENDED
                                                               JUNE 30,      JUNE 30,
                                                                 2003          2002
                                                              -----------   -----------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 6,827,572   $ 7,816,926
                                                              -----------   -----------
OPERATIONS
   Net investment income....................................       29,680         6,586
   Net realized loss from options written...................           --        (5,411)
   Net realized gain (loss) from investments................   (1,452,594)       22,424
   Net change in unrealized appreciation/depreciation of
     investments............................................    1,345,159    (2,106,436)
                                                              -----------   -----------
     Net decrease in net assets resulting from operations...      (77,755)   (2,082,837)
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (6,568)      (18,551)
                                                              -----------   -----------
     Total distributions to shareholders....................       (6,568)      (18,551)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    3,579,021     2,299,445
   Reinvestment of distributions -- Investor Shares.........        5,503        17,928
   Redemptions of shares -- Investor Shares.................   (1,552,210)   (1,205,339)
                                                              -----------   -----------
     Net increase from capital share transactions...........    2,032,314     1,112,034
                                                              -----------   -----------
     Total increase (decrease) in net assets................    1,947,991      (989,354)
                                                              -----------   -----------
NET ASSETS -- END OF PERIOD.................................  $ 8,775,563   $ 6,827,572
                                                              ===========   ===========
Undistributed net investment income.........................  $    29,676   $     6,563
                                                              ===========   ===========
                                                                SHARES        SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------   -----------
   Sale of shares -- Investor Shares........................      387,465       205,273
   Reinvestment of distributions -- Investor Shares.........          630         1,536
   Redemptions of shares -- Investor Shares.................     (186,707)     (108,216)
                                                              -----------   -----------
     Net increase in shares.................................      201,388        98,593
                                                              ===========   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                          SMALL CAP VALUE FUND -- INVESTOR SHARES
                                     ----------------------------------------------------------------------------------
                                           FOR THE FISCAL YEARS ENDED JUNE 30,           PERIOD ENDED      YEAR ENDED
                                     -----------------------------------------------       JUNE 30,       SEPTEMBER 30,
                                       2003         2002         2001        2000+         1999(A)+           1998+
                                     --------     --------     --------     --------     ------------     -------------
Net asset value -- Beginning of
   Period..........................  $  21.00     $  21.93     $  16.26     $  14.94       $  13.61         $  17.68
                                     --------     --------     --------     --------       --------         --------
Investment operations:
   Net investment income (loss)....     (0.07)(b)    (0.01)(b)     0.10        (0.13)         (0.02)           (0.06)
   Net realized and unrealized gain
     (loss) on investments.........     (0.52)        0.66         6.40         1.45           1.35            (3.15)
                                     --------     --------     --------     --------       --------         --------
Total from investment operations...     (0.59)        0.65         6.50         1.32           1.33            (3.21)
                                     --------     --------     --------     --------       --------         --------
Distributions to shareholders:
   From net investment income......     (0.02)       (0.10)       (0.02)          --             --               --
   From net realized gain on
     investments...................     (0.62)       (1.48)       (0.81)          --             --            (0.84)
   Return of capital...............        --           --           --           --             --(c)         (0.02)
                                     --------     --------     --------     --------       --------         --------
Total distributions to
  shareholders.....................     (0.64)       (1.58)       (0.83)          --             --            (0.86)
                                     --------     --------     --------     --------       --------         --------
Net asset value -- End of Period...  $  19.77     $  21.00     $  21.93     $  16.26       $  14.94         $  13.61
                                     ========     ========     ========     ========       ========         ========
Total Return.......................   (2.26)%        3.21%       41.67%        8.84%          9.80%(d)      (18.81)%
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/ waiver.........     1.27%        1.26%        1.28%        1.42%          1.42%(e)         1.38%
   Expenses, excluding
     reimbursement/ waiver.........     1.27%        1.26%        1.28%        1.42%          1.46%(e)         1.38%
   Net investment income (loss),
     including
     reimbursement/waiver..........   (0.39)%      (0.05)%        0.66%      (0.88)%        (0.16)%(e)       (0.34)%
Portfolio turnover rate............       74%          61%          90%          96%            64%(d)           57%
Net assets at end of period (000's
  omitted).........................  $181,296     $215,820     $134,778     $ 69,351       $ 94,806         $130,929

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period October 1, 1998 through June 30, 1999.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                      MID CAP VALUE FUND --
                                                                         INVESTOR SHARES
                                                              --------------------------------------
                                                              FOR THE FISCAL YEARS
                                                                 ENDED JUNE 30,         PERIOD ENDED
                                                              ---------------------       JUNE 30,
                                                                2003         2002         2001(A)
                                                              --------     --------     ------------
Net asset value -- Beginning of Period......................  $  17.85     $  18.15       $ 14.84
                                                              --------     --------       -------
Investment operations:
   Net investment income (loss).............................      0.01        (0.04)(b)      0.07
   Net realized and unrealized gain (loss) on investments...     (0.21)        0.92          3.87
                                                              --------     --------       -------
   Total from investment operations.........................     (0.20)        0.88          3.94
                                                              --------     --------       -------
Distributions to shareholders:
   From net investment income...............................        --        (0.03)        (0.06)
   From net realized gain on investments....................     (0.08)       (1.15)        (0.57)
                                                              --------     --------       -------
Total distributions to shareholders.........................     (0.08)       (1.18)        (0.63)
                                                              --------     --------       -------
Net asset value -- End of Period............................  $  17.57     $  17.85       $ 18.15
                                                              ========     ========       =======
Total Return................................................   (1.07)%        4.82%        27.30%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................     1.37%        1.37%         1.50%(d)
   Expenses, excluding reimbursement/waiver.................     1.40%        1.43%         1.88%(d)
   Net investment income (loss), including
     reimbursement/waiver...................................     0.04%      (0.25)%         0.31%(d)
Portfolio turnover rate.....................................      142%         143%          163%(c)
Net assets at end of period (000's omitted).................  $ 42,554     $ 48,086       $11,954

(a)For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Not Annualized.
(d)Annualized
(e)The ratios to average net assets include expenses allocated from WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                    LARGE CAP VALUE FUND -- INVESTOR SHARES
                                     ---------------------------------------------------------------------
                                      FOR THE FISCAL YEARS ENDED JUNE 30,     PERIOD ENDED   PERIOD ENDED
                                     --------------------------------------     JUNE 30,     SEPTEMBER 30,
                                      2003      2002       2001     2000+       1999(B)+       1998(A)+
                                     ------   ---------   ------   --------   ------------   -------------
Net asset value -- Beginning of
   Period..........................  $ 9.50   $   12.60   $11.63   $  12.17     $ 10.02         $ 10.00
                                     ------   ---------   ------   --------     -------         -------
Investment operations:
   Net investment income...........    0.04        0.01     0.03         --(c)      0.06           0.01
   Net realized and unrealized gain
     (loss) on investments.........    0.01       (3.08)    0.95      (0.37)       2.16            0.01
                                     ------   ---------   ------   --------     -------         -------
Total from investment operations...    0.05       (3.07)    0.98      (0.37)       2.22            0.02
                                     ------   ---------   ------   --------     -------         -------
Distributions to shareholders:
   From net investment income......   (0.01)      (0.03)   (0.01)        --(c)     (0.06)            --
   From net realized gain on
     investments...................      --          --       --      (0.17)      (0.01)             --
                                     ------   ---------   ------   --------     -------         -------
Total distributions to
   shareholders....................   (0.01)      (0.03)   (0.01)     (0.17)      (0.07)             --
                                     ------   ---------   ------   --------     -------         -------
Net asset value -- End of Period...  $ 9.54   $    9.50   $12.60   $  11.63     $ 12.17         $ 10.02
                                     ======   =========   ======   ========     =======         =======
Total Return.......................   0.53%    (24.42)%    8.43%    (2.85)%      22.16%(d)        0.20%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/ waiver.........   1.50%       1.50%    1.50%      1.44%       1.50%(e)        1.50%(e)
   Expenses, excluding
     reimbursement/ waiver.........   2.90%       2.36%    2.28%      2.35%       1.92%(e)        3.95%(e)
   Net investment income, including
     reimbursement/waiver..........   0.49%       0.09%    0.24%      0.05%       0.63%(e)        1.78%(e)
Portfolio turnover rate............     87%        100%     109%       136%         56%(d)           7%(d)
Net assets at end of period (000's
  omitted).........................  $8,776   $   6,828   $7,817   $  7,941     $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a l2b-1 distribution fee. Information regarding the Institutional and Retail Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of June 30, 2003, each Fund owned approximately 100% of its respective Series, except for CRM Large Cap Value Fund, which owned approximately 16% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of average daily net assets of the Investor Share class of the Fund, attributable to accounts for which they provide shareholder services.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Funds. For its services, RSMC is paid a monthly fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $60,000, $75,000 and $45,000 for Small Cap Value, Mid Cap Value and Large Cap Value Funds, respectively, for the period September 1, 2002 through June 30, 2003.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                             Small Cap     Mid Cap     Large Cap
                                                               Value        Value        Value
                                                               Fund          Fund        Fund
                                                            -----------   ----------   ---------
   Year Ended June 30, 2003
   Ordinary income........................................  $ 2,341,980   $      109    $ 6,568
   Long-term capital gains................................    9,276,859      680,979         --
                                                            -----------   ----------    -------
     Total distributions..................................  $11,618,839   $  681,088    $ 6,568
                                                            ===========   ==========    =======
   Year ended June 30, 2002
   Ordinary income........................................  $14,798,814   $3,952,238    $18,551
   Long-term capital gains................................    8,367,548      237,932         --
                                                            -----------   ----------    -------
     Total distributions..................................  $23,166,362   $4,190,170    $18,551
                                                            ===========   ==========    =======

   As of June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                        Small Cap       Mid Cap      Large Cap
                                                          Value          Value         Value
                                                           Fund          Fund          Fund
                                                       ------------   -----------   -----------
   Undistributed ordinary income.....................  $         --   $   288,217   $    29,676
                                                       ------------   -----------   -----------
   Capital loss carryforwards........................    (2,555,045)   (7,236,295)     (804,589)
   Post-October losses...............................   (17,363,098)   (6,953,862)   (1,132,071)
   Net unrealized appreciation.......................    59,130,237    21,933,183       383,433
                                                       ------------   -----------   -----------
     Total accumulated earnings (deficit)............  $ 39,212,094   $ 8,031,243   $(1,523,551)
                                                       ============   ===========   ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                             Small Cap     Mid Cap     Large Cap
                                                               Value        Value        Value
                                                                Fund         Fund        Fund
                                                             ----------   ----------   ---------
   6/30/2008...............................................          --           --   $400,862
   6/30/2011...............................................  $2,555,045   $7,236,295   $403,727

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (the "Funds")(each a series of WT Mutual Fund) as of June 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Investor Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Investor Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP SIGNATURE

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2003. The following table summarizes the capital gain distributions:

                                                                       TOTAL 20%
                                                       CAPITAL GAIN   CAPITAL GAIN
                                                        PER SHARE     DISTRIBUTION
                                                       ------------   ------------
   Small Cap Value Fund..............................    $0.5094       $9,276,859
   Mid Cap Value Fund................................     0.0783          680,979

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Small Cap Value, Mid Cap Value, and Large Cap Value Funds qualify for the dividend received deduction.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
ANNUAL REPORT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (95.1%)
AEROSPACE (1.4%)
   193,900  DRS Technologies, Inc.*........  $  5,413,688
                                             ------------
COMMUNICATION & BROADCASTING (3.7%)
Broadcasting & Publishing (1.4%)
   119,300  Meredith Corp..................     5,249,200
                                             ------------
Cable & Other Pay Television Services (1.2%)
   349,000  Insight Communications Co.,
              Inc.*(a).....................     4,599,820
                                             ------------
Telecommunications (1.1%)
   501,300  Lightbridge, Inc.*.............     4,391,388
                                             ------------
                                               14,240,408
                                             ------------
COMPUTER SERVICES (5.7%)
   819,300  Insight Enterprises, Inc.*.....     8,242,158
 1,045,500  Quantum Corp.*.................     4,234,275
   434,800  Systems & Computer Technology
              Corp*........................     3,913,200
   593,600  Transaction Systems Architects,
              Inc.*........................     5,318,656
                                             ------------
                                               21,708,289
                                             ------------
CONSUMER DISCRETIONARY (2.0%)
   268,100  Take-Two Interactive Software,
              Inc.*(a).....................     7,597,954
                                             ------------
CONSUMER PRODUCTS (1.0%)
   144,500  Jarden Corp.*..................     3,998,315
                                             ------------
ENTERTAINMENT & LEISURE (3.4%)
   180,100  Alliance Gaming Corp.*.........     3,405,691
   386,500  AMC Entertainment, Inc.*.......     4,421,560
   253,400  Penn National Gaming, Inc.*....     5,207,370
                                             ------------
                                               13,034,621
                                             ------------
FINANCE & INSURANCE (11.7%)
Insurance Carriers (6.3%)
   268,400  AmerUs Group Co.(a)............     7,566,196
    71,200  Everest Re Group, Ltd. ........     5,446,800
   212,700  First American Corp. ..........     5,604,645
   317,800  Hub International, Ltd. .......     5,434,380
                                             ------------
                                               24,052,021
                                             ------------
Savings, Credit, & Other Financial Institutions (4.5%)
   136,200  Bankunited Financial Corp.*....     2,744,430
    54,580  Glacier Bancorp, Inc...........     1,343,760
   266,662  New York Community Bancorp,
              Inc.(a)......................     7,757,197
   200,700  Provident Financial Services,
              Inc..........................     3,823,335
    79,200  TierOne Corp.*.................     1,542,024
                                             ------------
                                               17,210,746
                                             ------------
State & National Banks (0.9%)
   132,700  Community First Bankshares,
              Inc. ........................     3,622,710
                                             ------------
                                               44,885,477
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (9.0%)
   407,100  Apria Healthcare Group,
              Inc.*(a).....................  $ 10,128,648
   118,900  Edwards Lifesciences
              Corp.*(a)....................     3,821,446
   382,500  Haemonetics Corp.*.............     7,152,750
   317,460  TLC Vision Corp.*..............     1,568,252
   579,200  Viasys Healthcare, Inc.* ......    11,989,440
                                             ------------
                                               34,660,536
                                             ------------
MANUFACTURING (20.6%)
Auto Parts & Equipment (2.0%)
   165,100  Lear Corp.*....................     7,597,902
                                             ------------
Diversified -- Manufacturing Industries (1.8%)
    87,200  ESCO Technologies, Inc.*.......     3,836,800
   184,500  Griffon Corp.*.................     2,952,000
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
                                                6,788,800
                                             ------------
Electrical Equipment (1.8%)
   140,300  EMCOR Group, Inc.*(a)..........     6,925,208
                                             ------------
Electronics (1.0%)
   279,600  Thomas & Betts Corp.*..........     4,040,220
                                             ------------
Food & Beverage (2.4%)
   345,000  Chiquita Brands International,
              Inc.*........................     5,002,500
   174,100  Ralcorp Holdings, Inc.*........     4,345,536
                                             ------------
                                                9,348,036
                                             ------------
Machine Tools (3.8%)
   209,400  Kennametal, Inc. ..............     7,086,096
   262,800  Snap-On, Inc. .................     7,629,084
                                             ------------
                                               14,715,180
                                             ------------
Machinery & Heavy Equipment (2.2%)
   435,400  Terex Corp.*...................     8,499,009
                                             ------------
Misc. Industrial Machinery & Equipment (1.6%)
   164,600  IDEX Corp. ....................     5,965,104
                                             ------------
Miscellaneous Plastic Products (1.6%)
   291,600  Spartech Corp. ................     6,184,836
                                             ------------
Pharmaceutical Preparations (1.3%)
   228,300  Alpharma, Inc..................     4,931,280
                                             ------------
Precision Instruments & Medical Supplies (1.1%)
   229,000  Conmed Corp.*..................     4,181,540
                                             ------------
                                               79,177,115
                                             ------------
OIL & GAS (1.0%)
   208,800  Pride International, Inc.*.....     3,929,616
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (2.0%)
   496,600  Ventas, Inc....................     7,523,490
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (11.2%)
Business Services (6.7%)
   423,800  American Management Systems,
              Inc.*........................  $  6,051,864
   392,500  Forrester Research, Inc.*......     6,421,300
   370,500  Moore Wallace Inc.*............     5,438,940
   330,000  Watson Wyatt & Company
              Holdings*....................     7,649,400
                                             ------------
                                               25,561,504
                                             ------------
Commercial Services (3.1%)
   247,800  NDCHealth Corp. ...............     4,547,130
424,900...  Interactive Data Corp.*........     7,180,810
                                             ------------
                                               11,727,940
                                             ------------
Sanitary Services (1.4%)
   600,093  Casella Waste Systems, Inc.*...     5,418,840
                                             ------------
                                               42,708,284
                                             ------------
TECHNOLOGY (4.4%)
   244,700  Electro Scientific Industries,
              Inc.*........................     3,709,652
 2,604,400  SkillSoft PLC -- ADR*..........    13,152,220
                                             ------------
                                               16,861,872
                                             ------------
TRANSPORTATION (4.2%)
Air Freight (1.1%)
   167,000  CNF, Inc.(a)...................     4,238,460
                                             ------------
Airlines (1.5%)
   299,900  Skywest, Inc...................     5,716,094
                                             ------------
Railroads (1.6%)
   709,800  RailAmerica, Inc.*.............     5,997,810
                                             ------------
                                               15,952,364
                                             ------------
WHOLESALE & RETAIL TRADE (13.8%)
Business Equipment & Services (2.7%)
   289,400  United Stationers, Inc.*.......    10,467,598
                                             ------------
Retail Apparel & Accessory Stores (2.0%)
   226,600  AnnTaylor Stores Corp.*........     6,560,070
    41,000  Kenneth Cole Productions,
              Inc.*........................       799,090
    52,100  United Retail Group, Inc.*.....       102,637
                                             ------------
                                                7,461,797
                                             ------------
Retail Eating & Drinking Places (2.6%)
427,600...  Landry's Restaurants, Inc. ....    10,091,360
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Specialty Retail Stores (4.5%)
   295,400  Central Garden & Pet Co.*......  $  7,045,290
   359,600  School Specialty, Inc*.........    10,234,216
                                             ------------
                                               17,279,506
                                             ------------
Wholesale -- Industrial Supplies (1.4%)
   154,500  Hughes Supply, Inc. ...........     5,361,150
                                             ------------
Wholesale Miscellaneous (0.6%)
    87,000  ScanSource, Inc.*..............     2,327,250
                                             ------------
                                               52,988,661
                                             ------------
TOTAL COMMON STOCK
  (COST $302,978,720)......................   364,680,690
                                             ------------
SHORT-TERM INVESTMENTS (2.8%)
 5,286,072  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................     5,286,072
 5,286,073  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     5,286,073
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,572,145).......................    10,572,145
                                             ------------

   PAR
----------

U.S. TREASURY OBLIGATIONS (2.1%)
$2,000,000  U.S. Treasury Bills, 1.14%,
              07/03/03.....................     1,999,873
 2,500,000  U.S. Treasury Bills, 0.95%,
              07/03/03.....................     2,499,868
 1,000,000  U.S. Treasury Bills, 1.08%,
              07/10/03.....................       999,731
 2,500,000  U.S. Treasury Bills, 0.90%,
              07/17/03.....................     2,499,006
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $7,998,478)........................     7,998,478
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $321,549,343)+.....................  $383,251,313
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $30,168,480).......................  $ 30,168,480
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $324,120,790. At June 30, 2003, net unrealized appreciation was $59,130,523. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $67,896,678, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $8,766,155.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.1%)
COMMUNICATION & BROADCASTING (2.2%)
   104,639  Cablevision Systems New York
              Group -- Class A*(a).........  $  2,172,306
    48,100  Cox Communications, Inc. --
              Class A*(a)..................     1,534,390
                                             ------------
                                                3,706,696
                                             ------------
CONSUMER PRODUCTS (7.6%)
    55,500  Avon Products, Inc. ...........     3,452,100
    86,400  Clorox Co. ....................     3,684,960
    62,500  Fortune Brands, Inc. ..........     3,262,500
   108,100  Hormel Foods Corp. ............     2,561,970
                                             ------------
                                               12,961,530
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (6.0%)
   233,100  PG&E Corp.*....................     4,930,065
    84,600  PPL Corp.(a)...................     3,637,800
   261,500  Reliant Resources, Inc.*.......     1,602,995
                                             ------------
                                               10,170,860
                                             ------------
FINANCE & INSURANCE (19.2%)
Diversified Reits (3.3%)
   153,200  iStar Financial, Inc. .........     5,591,800
                                             ------------
Insurance Agents, Brokers, & Services (4.2%)
    50,000  MBIA, Inc.(a)..................     2,437,500
   156,500  Willis Group Holdings, Ltd.....     4,812,375
                                             ------------
                                                7,249,875
                                             ------------
Insurance Carriers (5.4%)
    28,500  Chubb Corp.(a).................     1,710,000
    97,900  Everest Re Group, Ltd. ........     7,489,349
                                             ------------
                                                9,199,349
                                             ------------
Savings, Credit, & Other Financial Institutions (3.3%)
   106,259  Charter One Financial, Inc. ...     3,313,156
    28,200  M&T Bank Corp. ................     2,375,004
                                             ------------
                                                5,688,160
                                             ------------
State & National Banks (3.0%)
    98,900  North Fork Bancorporation,
              Inc.(a)                           3,368,534
    42,700  State Street Corp. ............     1,682,380
                                             ------------
                                                5,050,914
                                             ------------
                                               32,780,098
                                             ------------
HEALTHCARE (5.5%)
    36,500  C.R. Bard, Inc. ...............     2,602,815
    89,000  Omnicare, Inc. ................     3,007,310
    88,400  Oxford Health Plans, Inc.*.....     3,715,452
                                             ------------
                                                9,325,577
                                             ------------
MANUFACTURING (15.0%)
Building Materials & Components (1.6%)
    36,900  American Standard Cos. Inc.*...     2,728,017
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
MANUFACTURING (CONTINUED)
Chemical & Allied Products (2.0%)
    40,000  Air Products & Chemicals,
              Inc. ........................  $  1,664,000
    32,900  PPG Industries, Inc. ..........     1,669,346
                                             ------------
                                                3,333,346
                                             ------------
Diversified -- Manufacturing Industries (2.0%)
    25,900  ITT Industries, Inc. ..........     1,695,414
    66,900  MeadWestvaco Corp. ............     1,652,430
                                             ------------
                                                3,347,844
                                             ------------
Hand Held Tools (1.5%)
    91,300  The Stanley Works..............     2,519,880
                                             ------------
Medical Equipment & Supplies (2.5%)
    84,000  Amersham PLC -- Sponsored
              ADR(a).......................     3,225,600
    26,500  Becton Dickinson & Co. ........     1,029,525
                                             ------------
                                                4,255,125
                                             ------------
Metal Products (2.5%)
   263,800  United States Steel Corp.(a)...     4,318,406
                                             ------------
Misc. Manufacturing Industries (1.5%)
   197,400  The Warnaco Group, Inc.*.......     2,655,030
                                             ------------
Semiconductors (1.4%)
 1,051,200  Agere Systems Inc. -- Class
              B*...........................     2,417,760
                                             ------------
                                               25,575,408
                                             ------------
OIL & GAS (6.4%)
    68,200  EnCana Corp. ..................     2,616,834
    39,700  EOG Resources, Inc. ...........     1,661,048
   149,500  Halliburton Co. ...............     3,438,500
    45,337  Kinder Morgan Management,
              LLC.*........................     1,698,324
    37,300  Weatherford International,
              Inc.*(a).....................     1,562,870
                                             ------------
                                               10,977,576
                                             ------------
SERVICES (16.6%)
Business Services (11.4%)
   188,000  Accenture Ltd.*................     3,400,920
   203,100  Cendant Corp.*(a)..............     3,720,792
     8,100  Certegy, Inc.*.................       224,775
   293,200  IKON Office Solutions,
              Inc.(a)......................     2,609,480
    70,900  Manpower, Inc.(a)..............     2,629,681
   227,600  Moore Wallace Inc.*............     3,341,168
   262,700  SkillSoft PLC -- Sponsored
              ADR*.........................     1,326,635
    97,800  Viad Corp. ....................     2,189,742
                                             ------------
                                               19,443,193
                                             ------------
Commercial Services (2.2%)
   164,700  ARAMARK Corp. -- Class B*......     3,692,574
                                             ------------
Hotels, Other Lodging Places (1.5%)
    73,700  MGM MIRAGE*....................     2,519,066
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Printing & Publishing (1.5%)
    99,400  Wiley, John & Sons, Inc. --
              Class A......................  $  2,604,280
                                             ------------
                                               28,259,113
                                             ------------
TRANSPORTATION (3.4%)
Marine (2.0%)
   207,100  CP Ships, Ltd..................     3,464,783
                                             ------------
Railroads (1.4%)
    40,300  Union Pacific Corp. ...........     2,338,206
                                             ------------
                                                5,802,989
                                             ------------
WHOLESALE & RETAIL TRADE (12.2%)
Retail Department Stores (1.4%)
   141,400  J. C. Penney Company,
              Inc.(a)......................     2,382,590
                                             ------------
Retail Eating & Drinking Places (3.6%)
   126,700  Darden Restaurants, Inc. ......     2,404,766
   124,600  Yum! Brands, Inc.*.............     3,683,176
                                             ------------
                                                6,087,942
                                             ------------
Specialty Retail Stores (5.6%)
    63,900  Advance Auto Parts, Inc.*......     3,891,510
    85,500  Dollar Tree Stores, Inc.*(a)...     2,712,915
    90,800  Genuine Parts Co. .............     2,906,508
                                             ------------
                                                9,510,933
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Wholesale -- Machinery Equipment (1.6%)
    58,200  W.W. Grainger, Inc. ...........  $  2,721,432
                                             ------------
                                               20,702,897
                                             ------------
TOTAL COMMON STOCK
  (COST $137,652,565)......................   160,262,744
                                             ------------
SHORT-TERM INVESTMENTS (5.9%)
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................     5,041,598
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     5,041,598
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,083,196).......................    10,083,196
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $147,735,761)+.....................  $170,345,940
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  COST ($35,301,621).......................  $ 35,301,621
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $148,412,475. At June 30, 2003, net unrealized appreciation was $21,933,465. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $22,989,637, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,172.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (89.2%)
AEROSPACE & DEFENSE (1.5%)
    12,300  General Dynamics Corp. .........  $   891,750
                                              -----------
COMMUNICATION & BROADCASTING (4.7%)
    60,300  Cablevision Systems New York
              Group -- Class A*(a)..........    1,251,828
    83,876  Liberty Media Corp. -- Class
              A*............................      969,607
    11,400  Viacom, Inc. -- Class B*(a).....      497,724
                                              -----------
                                                2,719,159
                                              -----------
ELECTRIC, GAS, WATER, & UTILITIES (3.0%)
    40,200  PPL Corp.(a)....................    1,728,600
                                              -----------
ENTERTAINMENT & LEISURE (3.2%)
    95,700  The Walt Disney Co.(a)..........    1,890,075
                                              -----------
FINANCE & INSURANCE (30.0%)
Financial Services (5.1%)
    25,000  Citigroup, Inc. ................    1,070,000
    76,900  U.S. Bancorp....................    1,884,050
                                              -----------
                                                2,954,050
                                              -----------
Insurance Carriers (16.6%)
    26,000  Ambac Financial Group,
              Inc.(a).......................    1,722,500
    34,100  Chubb Corp.(a)..................    2,046,000
    26,800  Everest Re Group, Ltd. .........    2,050,199
    39,700  Hartford Financial Services
              Group, Inc.(a)................    1,999,292
    52,800  Lincoln National Corp. .........    1,881,264
                                              -----------
                                                9,699,255
                                              -----------
Savings, Credit, & Other Financial Institutions (5.2%)
    33,555  Charter One Financial, Inc. ....    1,046,245
    48,400  Washington Mutual, Inc.(a)......    1,998,920
                                              -----------
                                                3,045,165
                                              -----------
Security & Commodity Brokers, Dealers, & Services (3.1%)
    42,000  Morgan Stanley..................    1,795,500
                                              -----------
                                               17,493,970
                                              -----------
HEALTHCARE (2.1%)
    14,300  Wellpoint Health Networks,
              Inc.*.........................    1,205,490
                                              -----------
MANUFACTURING (15.5%)
Chemical & Allied Products (2.0%)
    38,400  Dow Chemical Co.(a).............    1,188,864
                                              -----------
Misc. Electrical Machinery, Equipment, & Supplies (3.5%)
    39,700  Emerson Electric Co.(a).........    2,028,670
                                              -----------
Pharmaceutical Preparations (10.0%)
    46,400  Abbott Laboratories.............    2,030,464
    74,200  Bristol-Meyers Squibb Co. ......    2,014,530
    29,500  Merck & Co., Inc. ..............    1,786,225
                                              -----------
                                                5,831,219
                                              -----------
                                                9,048,753
                                              -----------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
OIL & GAS (8.2%)
    14,600  ChevronTexaco Corp. ............  $ 1,054,120
    48,500  Exxon Mobil Corp. ..............    1,741,635
    86,500  Halliburton Co. ................    1,989,500
                                              -----------
                                                4,785,255
                                              -----------
SERVICES (2.7%)
    45,400  Automatic Data Processing,
              Inc. .........................    1,537,244
                                              -----------
TECHNOLOGY (7.8%)
Computers & Office Equipment (6.2%)
    92,500  Hewlett-Packard Co. ............    1,970,250
    20,300  International Business Machines
              Corp. ........................    1,674,750
                                              -----------
                                                3,645,000
                                              -----------
Telecommunications Equipment (1.6%)
    96,900  Motorola, Inc. .................      913,767
                                              -----------
                                                4,558,767
                                              -----------
TRANSPORTATION (1.5%)
    15,300  Union Pacific Corp. ............      887,706
                                              -----------
WHOLESALE & RETAIL TRADE (9.0%)
Retail Building Materials (3.2%)
    57,200  Home Depot, Inc. ...............    1,894,464
                                              -----------
Retail Department Stores (2.6%)
    39,400  Target Corp.(a).................    1,490,896
                                              -----------
Wholesale -- Machinery Equipment (3.2%)
    40,200  W.W. Grainger, Inc. ............    1,879,752
                                              -----------
                                                5,265,112
                                              -----------
TOTAL COMMON STOCK
  (COST $48,567,000)........................   52,011,881
                                              -----------
SHORT-TERM INVESTMENTS (8.7%)
 2,951,111  BlackRock Provident
              Institutional Fund -- Temp
              Cash Fund -- Dollar Series....    2,951,111
 2,115,389  Sansom Street Fund -- Money
              Market Portfolio..............    2,115,389
                                              -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $5,066,500).........................    5,066,500
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
   PAR                                           VALUE
----------                                    -----------
U.S. TREASURY OBLIGATIONS (2.1%)
  $500,000  U.S. Treasury Bills, 1.14%,
              07/03/03......................  $   499,968
   750,000  U.S. Treasury Bills, 1.08%,
              07/10/03                            749,799
                                              -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $1,249,767).........................    1,249,767
                                              -----------
TOTAL INVESTMENTS (100.0%)
  (COST $54,883,267)+.......................  $58,328,148
                                              ===========
SECURITIES LENDING COLLATERAL
  Short-term Investments Held as Collateral
    for Loaned Securities (Note 4)
    COST ($13,791,640)......................  $13,791,640
                                              ===========

*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $54,981,080. At June 30, 2003, net unrealized appreciation was $3,347,068. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $5,391,959, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,044,891.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $321,549,343   $147,735,761   $54,883,267
    Net unrealized appreciation.............................    61,701,970     22,610,179     3,444,881
                                                              ------------   ------------   -----------
  Total investments, at value...............................   383,251,313    170,345,940    58,328,148
  Securities lending collateral.............................    30,168,480     35,301,621    13,791,640
  Receivable for securities sold............................     4,116,420      2,013,428       614,871
  Receivable for Contributions..............................     1,177,101        641,961         3,157
  Interest and dividends receivable.........................        66,726        142,900        95,728
                                                              ------------   ------------   -----------
Total assets................................................   418,780,040    208,445,850    72,833,544
                                                              ------------   ------------   -----------
LIABILITIES
  Obligation to return securities lending collateral........    30,168,480     35,301,621    13,791,640
  Payable for securities purchased..........................     5,191,961      2,530,196     2,693,575
  Payable for Withdrawals...................................     3,820,960      1,228,982       219,733
  Accrued management fee....................................       228,586        103,467        24,966
  Other accrued expenses....................................        46,499         23,088         9,611
                                                              ------------   ------------   -----------
Total liabilities...........................................    39,456,486     39,187,354    16,739,525
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $379,323,554   $169,258,496   $56,094,019
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

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                                       29

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $  2,696,324   $  1,716,923   $    903,672
   Interest.................................................       123,768        148,631         26,376
   Securities lending.......................................        46,800         41,813         13,443
                                                              ------------   ------------   ------------
Total investment income.....................................     2,866,892      1,907,367        943,491
                                                              ------------   ------------   ------------
EXPENSES
   Investment advisory fees.................................     2,457,745      1,015,210        260,508
   Administration and accounting fees.......................       300,938        123,921         43,499
   Professional services....................................        25,754         20,797         28,106
   Custody fees.............................................        67,482         43,079         17,423
   Trustee fees and expenses................................         5,545          5,153          4,994
   Miscellaneous............................................        20,256         10,303          5,276
                                                              ------------   ------------   ------------
Total expenses..............................................     2,877,720      1,218,463        359,806
                                                              ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)................................       (10,828)       688,904        583,685
                                                              ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from investments.......................   (20,789,291)   (14,510,297)   (12,469,058)
   Net change in unrealized appreciation/depreciation of
     investments............................................     6,814,088     16,409,473     11,705,982
                                                              ------------   ------------   ------------
Net realized and unrealized gain (loss) on investments......   (13,975,203)     1,899,176       (763,076)
                                                              ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................  $(13,986,031)  $  2,588,080   $   (179,391)
                                                              ============   ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2003            2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,987,201   $ 298,121,714
                                                              -------------   -------------
OPERATIONS
   Net investment income (loss).............................        (10,828)      1,143,856
   Net realized gain (loss) from investments................    (20,789,291)     17,231,310
   Net change in unrealized appreciation/depreciation of
     investments............................................      6,814,088     (10,033,617)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (13,986,031)      8,341,549
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    142,675,744     296,560,089
   Withdrawals..............................................   (163,353,360)   (189,036,151)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interest...................    (20,677,616)    107,523,938
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (34,663,647)    115,865,487
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 379,323,554   $ 413,987,201
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525   $ 50,782,808
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       688,904        199,954
   Net realized gain (loss) from investments................   (14,510,297)       395,413
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,473     (1,628,044)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,588,080     (1,032,677)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    83,742,134    122,371,483
   Withdrawals..............................................   (59,566,243)   (29,627,089)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interest................................    24,175,891     92,744,394
                                                              ------------   ------------
     Total increase in net assets...........................    26,763,971     91,711,717
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,258,496   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 58,911,376   $ 90,141,811
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       583,685        669,410
   Net realized loss from investments.......................   (12,469,058)      (751,544)
   Net realized loss from options written...................            --        (61,303)
   Net change in unrealized appreciation/depreciation of
     investments............................................    11,705,982    (19,184,514)
                                                              ------------   ------------
     Net decrease in net assets resulting from operations...      (179,391)   (19,327,951)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    14,714,660     21,419,469
   Withdrawals..............................................   (17,352,626)   (33,321,953)
                                                              ------------   ------------
     Net decrease in net assets resulting from transactions
      in beneficial interest................................    (2,637,966)   (11,902,484)
                                                              ------------   ------------
     Total decrease in net assets...........................    (2,817,357)   (31,230,435)
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $ 56,094,019   $ 58,911,376
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee from Small Cap Value Series and Mid Cap Value Series as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series. For its services to Large Cap Value Series, CRM receives a fee as follows:
   .55% up to $1 billion; .50% of the next $1 billion; and .45% in excess of $2 billion of the average daily net assets of the Series.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $240,855, $102,961 and $34,793 for the Small Cap Value, Mid Cap Value and Large Cap Value Series, respectively, for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At June 30, 2003, the market value of securities on loan for the Small Cap Value, Mid Cap Value and Large Cap Value Series was $28,966,948, $34,060,226 and $13,291,348, respectively, and the market value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   of the related collateral was $30,168,480, $35,301,621 and $13,791,640, respectively. The securities on loan were collateralized by the following:

                                                         Small Cap       Mid Cap       Large Cap
                                                        Value Series   Value Series   Value Series
                                                        ------------   ------------   ------------
   American Express FRN, 1.34% due 1/27/04............  $        --    $ 2,330,021    $        --
   Barton Capital ABS, 1.07% due 7/31/03..............           --      5,200,980             --
   Bear Stearns FRN, 1.37% due 1/16/04................           --             --        636,208
   Bear Stearns VRN, 1.43% due 1/15/04................    3,994,923             --             --
   Blackrock Institutional Money Market Trust, 1.20%
     due 7/1/03.......................................   18,376,870     14,888,058      6,329,830
   Dakota CP, 1.03% due 8/14/03.......................           --      2,998,158             --
   Depfa Bank CP, 1.00% due 8/19/03...................           --      2,573,028         76,536
   Goldman Sachs FRN, 1.30% due 3/8/04................           --      1,329,083      1,731,321
   Merrill Lynch MTN, 1.255% due 7/28/03..............    1,694,375      4,111,723      1,827,366
   Merrill Lynch MTN, 1.51% due 7/7/03................           --        341,425             --
   Monumental Global ABS, 1.478% due 5/28/04..........           --             --      1,018,405
   Morgan Stanley FRN, 1.33% due 11/7/03..............           --        721,450      1,298,448
   Morgan Stanley FRN, 1.33% due 3/12/04..............           --         10,469        538,381
   Morgan Stanley FRN, 1.33% due 7/16/03..............    1,125,303             --             --
   National City FRN, 1.58625% due 11/10/03...........    4,737,110             --             --
   UBS Warburg TD, 1.375% due 7/1/03..................      239,899        797,226        335,145
                                                        -----------    -----------    -----------
                                                        $30,168,480    $35,301,621    $13,791,640
                                                        ===========    ===========    ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                       Small Cap       Mid Cap       Large Cap
                                                      Value Series   Value Series   Value Series
                                                      ------------   ------------   ------------
   Purchases........................................  $238,801,211   $207,715,445   $39,433,221
   Sales............................................   248,435,146    180,099,373    44,316,445

6. OPTIONS WRITTEN. Options normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Series if the option is exercised.

   The Series did not have any transactions in written options during the year ended June 30, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS.

                                                                                          For the Period
                                                            For the Fiscal Years Ended     November 1,
                                                                     June 30,                1999(1)
                                                           ----------------------------      through
                                                            2003        2002     2001     June 30, 2000
                                                           -------     ------   -------   --------------
   Small Cap Value Series
   Total Return..........................................   (1.87)%     3.46%    42.27%       19.70%**
   Ratios to Average Net Assets:
     Expenses............................................    0.88%      0.88%     0.90%        0.87%*
     Net investment income (loss)........................      --(2)%   0.33%     1.05%       (0.32)%*
   Portfolio Turnover Rate...............................      74%        61%       90%          65%**

                                                                                          For the Period
                                                            For the Fiscal Years Ended     November 1,
                                                                     June 30,                1999(1)
                                                           ----------------------------      through
                                                            2003        2002     2001     June 30, 2000
                                                           -------     ------   -------   --------------
   Mid Cap Value Series
   Total Return..........................................   (0.58)%     5.27%    43.18%       37.80%**
   Ratios to Average Net Assets:
     Expenses............................................    0.90%      0.92%     0.99%        1.10%*
     Net investment income...............................    0.51%      0.24%     0.82%        0.52%*
   Portfolio Turnover Rate...............................     142%       143%      163%         202%**

                                                                                          For the Period
                                                            For the Fiscal Years Ended     November 1,
                                                                     June 30,                1999(1)
                                                           ----------------------------      through
                                                            2003       2002      2001     June 30, 2000
                                                           -------   --------   -------   --------------
   Large Cap Value Series
   Total Return..........................................    1.21%    (23.81)%    9.38%       18.70%**
   Ratios to Average Net Assets:
     Expenses............................................    0.76%      0.71%     0.72%        0.69%*
     Net investment income...............................    1.23%      0.86%     1.01%        0.82%*
   Portfolio Turnover Rate...............................      87%       100%      109%         110%**

---------------
*  Annualized.
** Not Annualized.
(1)  Commencement of operations.
(2)  Less than (0.01)%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE TRUSTEES AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Value Series, Mid Cap Value Series, and Large Cap Value Series (the "Series")(each a series of WT Investment Trust
I) as of June 30, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers or by alternate procedures when confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP SIGNATURE

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) CRM-2883.

INTERESTED TRUSTEES

                                                                                         Number of
                                                                                       Portfolios in
                                                                      Principal            Fund             Other
                            Position(s)       Term of Office        Occupation(s)         Complex       Directorships
                             Held with         and Length of         During Past        Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served           Five Years          Trustee          Trustee
---------------------      --------------   -------------------  --------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                            Management
                           Chief            or removal.          Wilmington Trust                      Corporation
                           Executive        Trustee, President   Company since                         (registered
                           Officer and      and Chairman of the  February 1996.                        investment
                           Chairman of      Board since October                                        adviser)
                           the Board        1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,         57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC since
Suite 600                                   since October 1999.  1998. Prior to 1998,
Santa Monica, CA 90401                                           Principal, Roger
Date of Birth: 11/36                                             Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD           Trustee          Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal.          Arnold & Co., Inc.
                                            Trustee since        (investment banking
                                            May 1997.            company) since
                                                                 1989.

DR. ERIC BRUCKER           Trustee          Shall serve until    Dean, School of           57         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal.          Administration of
                                            Trustee since        Widener University
                                            October 1999.        since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO       Trustee          Shall serve until    Consultant,               57         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal.          organizations from                   Trust;
                                            Trustee since        1997 to present;                     Independence
                                            October 1998.        Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.           Trustee          Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II       Trustee          Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN           Trustee          Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT            Trustee          Shall serve until    Dean and Professor        57         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON       Secretary        Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINV A/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                [CRM FUNDS LOGO]

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                                   LARGE CAP
                                   VALUE FUND

                                Investor Shares

                                 ANNUAL REPORT
                                 June 30, 2003

                            [PUZZLE PIECES GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL NOTICE TO SHAREHOLDERS
PRIVACY POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
ANNUAL REPORT                                                      JUNE 30, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the period July 30, 2002 (inception of Retail Shares) through June 30, 2003, the Retail Shares of the CRM Mid Cap Value Fund returned 10.67%. These results compare to 10.15% for the Russell Mid Cap Value Index.

Although we exited the fiscal year during a strong market rally, we will not soon forget the lessons from the difficult, eventful, and volatile third year of this bear market. It may seem like a distant memory, but last summer the markets experienced a crisis in corporate confidence related to the accounting scandals at companies like Worldcom and Adelphia. In the fourth quarter 2002, the markets rallied from oversold conditions on early signs of an economic recovery. However, the beating of war drums prior to the war in Iraq raised equity risk premiums again in the first quarter of 2003. During the second quarter of 2003, the stock market recorded one of its best performances in several years. The widely followed Dow Jones Industrial, NASDAQ and S&P 500 Indices have all gained more than 20% from their March 11th lows. This stalwart performance can be attributed to several factors, including first quarter corporate earnings that were generally better than investors' low expectations, overwhelming military success in the brief war in Iraq and prospects that accommodative monetary, fiscal and foreign exchange policies will eventually lead to more respectable economic growth. With the continued decline in interest rates, many stocks also offered more competitive returns than other investment vehicles. This became especially apparent when tax rates were lowered on dividend income.

THE CRM MID CAP VALUE FUND had stocks such as Everest Re Group, Ltd. and Pacific Gas & Electric Corporation provide the greatest contribution to performance. Everest Re Group, Ltd. share price not only rebounded from its earlier weakness, but moved to new highs after it reported very strong first quarter earnings. These results reflected the benefits of both the favorable pricing environment as well as effective cost control. The company also raised additional capital through a secondary stock offering, which should provide the ammunition necessary to take advantage of the favorable insurance environment, which we expect to last at least through the balance of this year. PG&E Corp., California's largest electric utility, was also a top contributor, as the company announced a settlement with the California Public Utility Commission. This settlement will allow the utility to exit bankruptcy early next year and avoid what could have been a lengthy appeals process. Dollar Tree Stores, Inc. was also a large contributor to recent performance, as the market recognized Dollar Tree Stores, Inc. strong cash flow and low absolute and relative valuation levels. As the negative effects of Kmart closures continue to wane and the economy slowly strengthens, we believe that Dollar Tree Stores, Inc. is well positioned to grow revenues and deliver healthy returns. iStar Financial Inc., supported by its robust dividend yield, and Moore Wallace Inc., which appreciated after its merger was completed, were also strong performers.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The largest disappointment and detractor to recent performance was Avery Dennison Corp., a manufacturer of pressure-sensitive materials and specialty adhesives. The company's shares declined due to a combination of an industry investigation on pressure sensitive labels spurred by a competitor's attempted merger, and the sluggish economy's impact on its product lines. We exited this position mid-quarter and no longer owned the stock when the company confirmed our fears with a negative earnings revision announcement. Another significant detractor was Dun and Bradstreet Corp. Despite Dun and Bradstreet's good progress on internal cost controls, we sold the position as we believed the company will continue to struggle to achieve revenue growth. ARAMARK Corp. also posted a slight decline in recent share price. ARAMARK Corp.'s outsourcing services, which support businesses and governments in areas such as food and uniforms, remain well positioned. We would perceive any further weakness in the stock as an opportunity to add to our position, as we believe that once the broad job losses caused by the economic weakness ebb, ARAMARK Corp. should show impressive growth and provide attractive returns.

Recent purchases include Clorox Company, CP Ships, Ltd. and United States Steel Corp. Clorox's management has achieved substantial cost reductions, which they are redeploying into new product development and marketing. Their strong free cash flow facilitates steady stock repurchases and dividends. The pending introduction of a new food wrap will highlight some of the technology they have acquired through a joint venture with P&G Corporation. CP Ships, Ltd., an ocean container shipping company, is nearing the completion of an aggressive asset repositioning and, with a focused strategy on non-saturated shipping lanes, CP Ships, Ltd. should be able to gain market share and increase returns in the future. Under the umbrella of broad based steel industry consolidation and
Section 201 trade protection, United States Steel Corp., the third significant recent purchase, is reducing its operating costs and improving its strategic position. The company recently implemented a much more favorable labor agreement and looks to regain its profitability and competitiveness on a worldwide scale through the purchase of National Steel and the assets of the Slovakian and Serbian State steel companies at attractive valuations.

Despite the market rally, our research team continues to find numerous investment opportunities that can support future performance. In fact, the consolidation and restructuring of sell-side research seems to be increasing the level of neglect in our investment universe. Historically speaking, the financial markets anticipate and lead trends in the real economy, so it is not surprising that stocks have gone up while business spending remains weak, employment has not yet rebounded, and earnings remain depressed in many industries. In order for improved performance to be sustained, however, it is likely that investors will need to see more evidence of a recovery in business conditions. Hence, markets may remain choppy until there are clear signs of

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

better earnings prospects. As always, change in companies persists, and we will continue to exploit the effect of those changes in investor sentiment.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Fund's service providers. Without these waivers total returns would have been lower. Additional performance figures for the Fund can be found in the Comparison of Change section of this report.

The views in this report were those of the Fund's managers as of June 30, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Retail Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 7/30/02. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                  [LINE GRAPH]

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                               VALUE FUND
                                                              ------------
ASSETS
   Investment in Series, at value...........................  $169,256,427
   Receivable for Fund shares sold..........................       641,961
   Receivable for investment in Series withdrawn............     1,228,982
   Other assets.............................................         1,275
                                                              ------------
Total assets................................................   171,128,645
                                                              ------------
LIABILITIES
   Payable for Fund shares redeemed.........................     1,228,982
   Payable for investment in Series.........................       641,961
   Accrued expenses.........................................        35,711
                                                              ------------
Total liabilities...........................................     1,906,654
                                                              ------------
NET ASSETS..................................................  $169,221,991
                                                              ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $161,190,748
   Undistributed net investment income......................       288,217
   Accumulated net realized loss............................   (14,866,868)
   Net unrealized appreciation on investments...............    22,609,894
                                                              ------------
NET ASSETS..................................................  $169,221,991
                                                              ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $ 42,554,280
   Institutional Shares.....................................   125,890,977
   Retail Shares............................................       776,734
                                                              ------------
NET ASSETS..................................................  $169,221,991
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING $(0.01 par value,
 unlimited authorized shares)
   Investor Shares..........................................     2,422,367
   Institutional Shares.....................................     7,112,268
   Retail Shares............................................        44,034
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $17.57
   Institutional Shares.....................................        $17.70
   Retail Shares............................................        $17.64

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                               VALUE FUND
                                                              ------------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends................................................  $  1,716,899
   Interest.................................................       148,630
   Securities lending.......................................        41,813
   Expenses.................................................    (1,218,447)
                                                              ------------
     Net investment income from Series......................       688,895
                                                              ------------
EXPENSES
   Shareholder services -- Investor Shares..................        97,928
   Shareholder services -- Retail Shares....................           817
   Administration and accounting fees.......................        88,550
   Transfer agent services..................................        85,240
   Professional services....................................        20,191
   Registration fees........................................        33,521
   Trustee fees and expenses................................        14,639
   Distribution fees -- Retail Shares.......................           491
   Amortization of organizational costs.....................         3,000
   Shareholder reports......................................        67,585
   Miscellaneous............................................        14,157
                                                              ------------
Total expenses..............................................       426,119
   Administration and accounting fees waived................       (25,550)
                                                              ------------
   Net expenses.............................................       400,569
                                                              ------------
NET INVESTMENT INCOME.......................................       288,326
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 SERIES
   Net realized loss from investments.......................   (14,510,349)
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,546
                                                              ------------
Net realized and unrealized gain on investments from
 Series.....................................................     1,899,197
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  2,187,523
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,477,212   $ 50,776,935
                                                              ------------   ------------
OPERATIONS
   Net investment income (loss).............................       288,326        (51,296)
   Net realized gain (loss) from investments................   (14,510,349)       395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,546     (1,627,974)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,187,523     (1,284,025)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................            --        (29,373)
   Net investment income -- Institutional Shares............            --        (78,907)
   Net realized gain on investments -- Investor Shares......      (197,710)    (1,107,280)
   Net realized gain on investments -- Institutional
     Shares.................................................      (482,399)    (2,974,610)
   Net realized gain on investments -- Retail Shares........          (979)            --
                                                              ------------   ------------
     Total distributions to shareholders....................      (681,088)    (4,190,170)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    20,233,188     50,886,457
   Sale of shares -- Institutional Shares...................    62,944,796     71,499,287
   Sale of shares -- Retail Shares..........................       823,299             --
   Reinvestment of distributions -- Investor Shares.........       155,453        969,091
   Reinvestment of distributions -- Institutional Shares....       460,997      2,859,307
   Reinvestment of distributions -- Retail Shares...........           979             --
   Redemptions of shares -- Investor Shares.................   (25,027,133)   (13,694,993)
   Redemptions of shares -- Institutional Shares............   (34,235,853)   (15,344,677)
   Redemptions of shares -- Retail Shares...................      (117,382)            --
                                                              ------------   ------------
     Net increase from capital share transactions...........    25,238,344     97,174,472
                                                              ------------   ------------
     Total increase in net assets...........................    26,744,789     91,700,277
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,221,991   $142,477,212
                                                              ============   ============
Undistributed net investment income.........................  $    288,217   $         --
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     1,275,318      2,717,346
   Sale of shares -- Institutional Shares...................     3,977,495      3,799,489
   Sale of shares -- Retail Shares..........................        50,769             --
   Reinvestment of distributions -- Investor Shares.........        10,160         54,614
   Reinvestment of distributions -- Institutional Shares....        29,954        159,567
   Reinvestment of distributions -- Retail Shares...........            64             --
   Redemptions of shares -- Investor Shares.................    (1,557,654)      (735,905)
   Redemptions of shares -- Institutional Shares............    (2,159,361)      (829,219)
   Redemptions of shares -- Retail Shares...................        (6,799)            --
                                                              ------------   ------------
     Net increase in shares.................................     1,619,946      5,165,892
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                              MID CAP VALUE FUND --
                                                                  RETAIL SHARES
                                                              ---------------------
                                                                  PERIOD ENDED
                                                                    JUNE 30,
                                                                     2003(A)
                                                              ---------------------
Net asset value -- Beginning of Period......................        $  16.02
                                                                    --------
Investment operations:
   Net investment loss......................................           (0.02)(b)
   Net realized and unrealized gain on investments..........            1.72
                                                                    --------
Total from investment operations............................            1.70
                                                                    --------
Distributions to shareholders:
   From net realized gain on investments....................           (0.08)
                                                                    --------
Total distributions to shareholders.........................           (0.08)
                                                                    --------
Net asset value -- End of Period............................        $  17.64
                                                                    ========
Total Return................................................          10.67%(d)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................           1.50%(c)
   Expenses, excluding reimbursement/waiver.................           6.57%(c)
   Net investment loss, including reimbursement/waiver......         (0.14)%(c)
Portfolio turnover rate.....................................            142%(d)
Net assets at end of period (000's omitted).................        $    777

(a)For the period July 30, 2002 (inception of Retail Share class) through June 30, 2003.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Annualized.
(d)Not Annualized.
(e)The ratios to average net assets include expenses allocated from WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Mid Cap Value Fund (the "Fund") is a series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Fund offers three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Institutional Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of its corresponding Series. As of June 30, 2003, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, is included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund.

   Valuation of Investment in Series. Valuation of the Fund's investment in its respective Series is based on the underlying securities held by the Series. The Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Fund are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Fund to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Fund pays shareholder servicing agents, including CRM, up to 0.15% of average daily net assets of the Retail Share class attributable to accounts for which they provide shareholder services.

   The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to PFPC Distributors, Inc. for the sale and distribution of its Retail Shares. Under the distribution plan, the Fund will pay distribution fees to PFPC Distributors, Inc. at a maximum annual rate of 0.25% of average daily net assets of the Retail Shares.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Fund. For its services, RSMC is paid a monthly fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $75,000 from the Fund for the period September 1, 2002 through June 30, 2003.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the Fund's Retail Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                  Mid Cap
                                                                   Value
                                                                    Fund
                                                                 ----------
   Year Ended June 30, 2003
   Ordinary income.............................................  $      109
   Long-term capital gains.....................................     680,979
                                                                 ----------
     Total distributions.......................................  $  681,088
                                                                 ==========
   Year ended June 30, 2002
   Ordinary income.............................................  $3,952,238
   Long-term capital gains.....................................     237,932
                                                                 ----------
     Total distributions.......................................  $4,190,170
                                                                 ==========

   As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                   Mid Cap
                                                                    Value
                                                                    Fund
                                                                 -----------
   Undistributed ordinary income...............................  $   288,217
   Capital loss carryforwards..................................   (7,236,295)
   Post-October losses.........................................   (6,953,862)
   Net unrealized appreciation of investments..................   21,933,183
                                                                 -----------
     Total accumulated earnings................................  $ 8,031,243
                                                                 ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforward will expire as follows:

   6/30/2011...................................................  7,236,295

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

We have audited the accompanying statement of assets and liabilities of CRM Mid Cap Value Fund (the "Fund")(a series of WT Mutual Fund) as of June 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Retail Shares) for the period July 30, 2002 (commencement of operations) through June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRM Mid Cap Value Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights (Retail Shares) for the period July 30, 2002 (commencement of operations) through June 30, 2003, in conformity with accounting principles generally accepted in the United States.

                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Fund paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2003. The following table summarizes the capital gain distributions:

                                                                        TOTAL 20%
                                                        CAPITAL GAIN   CAPITAL GAIN
                                                         PER SHARE     DISTRIBUTION
                                                        ------------   ------------
   Mid Cap Value Fund.................................    $0.0783        $680,979

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
ANNUAL REPORT
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Fund's Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.1%)
COMMUNICATION & BROADCASTING (2.2%)
   104,639  Cablevision Systems New York
              Group -- Class A*(a).........  $  2,172,306
    48,100  Cox Communications, Inc. --
              Class A*(a)..................     1,534,390
                                             ------------
                                                3,706,696
                                             ------------
CONSUMER PRODUCTS (7.6%)
    55,500  Avon Products, Inc. ...........     3,452,100
    86,400  Clorox Co. ....................     3,684,960
    62,500  Fortune Brands, Inc. ..........     3,262,500
   108,100  Hormel Foods Corp. ............     2,561,970
                                             ------------
                                               12,961,530
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (6.0%)
   233,100  PG&E Corp.*....................     4,930,065
    84,600  PPL Corp.(a)...................     3,637,800
   261,500  Reliant Resources, Inc.*.......     1,602,995
                                             ------------
                                               10,170,860
                                             ------------
FINANCE & INSURANCE (19.2%)
Diversified Reits (3.3%)
   153,200  iStar Financial, Inc. .........     5,591,800
                                             ------------
Insurance Agents, Brokers, & Services (4.2%)
    50,000  MBIA, Inc.(a)..................     2,437,500
   156,500  Willis Group Holdings, Ltd. ...     4,812,375
                                             ------------
                                                7,249,875
                                             ------------
Insurance Carriers (5.4%)
    28,500  Chubb Corp.(a).................     1,710,000
    97,900  Everest Re Group, Ltd. ........     7,489,349
                                             ------------
                                                9,199,349
                                             ------------
Savings, Credit, & Other Financial
  Institutions (3.3%)
   106,259  Charter One Financial, Inc. ...     3,313,156
    28,200  M&T Bank Corp..................     2,375,004
                                             ------------
                                                5,688,160
                                             ------------
State & National Banks (3.0%)
    98,900  North Fork Bancorporation,
              Inc.(a)......................     3,368,534
    42,700  State Street Corp. ............     1,682,380
                                             ------------
                                                5,050,914
                                             ------------
                                               32,780,098
                                             ------------
HEALTHCARE (5.5%)
    36,500  C.R. Bard, Inc. ...............     2,602,815
    89,000  Omnicare, Inc. ................     3,007,310
    88,400  Oxford Health Plans, Inc.*.....     3,715,452
                                             ------------
                                                9,325,577
                                             ------------
MANUFACTURING (15.0%)
Building Materials & Components (1.6%)
    36,900  American Standard Cos. Inc.*...     2,728,017
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
MANUFACTURING (CONTINUED)
Chemical & Allied Products (2.0%)
    40,000  Air Products & Chemicals,
              Inc. ........................  $  1,664,000
    32,900  PPG Industries, Inc. ..........     1,669,346
                                             ------------
                                                3,333,346
                                             ------------
Diversified-Manufacturing Industries (2.0%)
    25,900  ITT Industries, Inc. ..........     1,695,414
    66,900  MeadWestvaco Corp. ............     1,652,430
                                             ------------
                                                3,347,844
                                             ------------
Hand Held Tools (1.5%)
    91,300  The Stanley Works..............     2,519,880
                                             ------------
Medical Equipment & Supplies (2.5%)
    84,000  Amersham PLC -- Sponsored
              ADR(a).......................     3,225,600
    26,500  Becton Dickinson & Co. ........     1,029,525
                                             ------------
                                                4,255,125
                                             ------------
Metal Products (2.5%)
   263,800  United States Steel Corp.(a)...     4,318,406
                                             ------------
Misc. Manufacturing Industries (1.5%)
   197,400  The Warnaco Group, Inc.*.......     2,655,030
                                             ------------
Semiconductors (1.4%)
 1,051,200  Agere Systems Inc. -- Class
              B*...........................     2,417,760
                                             ------------
                                               25,575,408
                                             ------------
OIL & GAS (6.4%)
    68,200  EnCana Corp. ..................     2,616,834
    39,700  EOG Resources, Inc. ...........     1,661,048
   149,500  Halliburton Co. ...............     3,438,500
    45,337  Kinder Morgan Management,
              LLC.*........................     1,698,324
    37,300  Weatherford International,
              Inc.*(a).....................     1,562,870
                                             ------------
                                               10,977,576
                                             ------------
SERVICES (16.6%)
Business Services (11.4%)
   188,000  Accenture Ltd.*................     3,400,920
   203,100  Cendant Corp.*(a)..............     3,720,792
     8,100  Certegy, Inc.*.................       224,775
   293,200  IKON Office Solutions,
              Inc.(a)......................     2,609,480
    70,900  Manpower, Inc.(a)..............     2,629,681
   227,600  Moore Wallace Inc.*............     3,341,168
   262,700  SkillSoft PLC -- Sponsored
              ADR*.........................     1,326,635
    97,800  Viad Corp. ....................     2,189,742
                                             ------------
                                               19,443,193
                                             ------------
Commercial Services (2.2%)
   164,700  ARAMARK Corp. -- Class B*......     3,692,574
                                             ------------
Hotels, Other Lodging Places (1.5%)
73,700....  MGM MIRAGE*....................     2,519,066
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Printing & Publishing (1.5%)
  99,400..  Wiley, John & Sons, Inc. --
              Class A......................  $  2,604,280
                                             ------------
                                               28,259,113
                                             ------------
TRANSPORTATION (3.4%)
Marine (2.0%)
   207,100  CP Ships, Ltd. ................     3,464,783
Railroads (1.4%)
  40,300..  Union Pacific Corp. ...........     2,338,206
                                             ------------
                                                5,802,989
                                             ------------
WHOLESALE & RETAIL TRADE (12.2%)
Retail Department Stores (1.4%)
   141,400  J. C. Penney Company,
              Inc.(a)......................     2,382,590
                                             ------------
Retail Eating & Drinking Places (3.6%)
   126,700  Darden Restaurants, Inc. ......     2,404,766
   124,600  Yum! Brands, Inc.*.............     3,683,176
                                             ------------
                                                6,087,942
                                             ------------
Specialty Retail Stores (5.6%)
    63,900  Advance Auto Parts, Inc.*......     3,891,510
    85,500  Dollar Tree Stores, Inc.*(a)...     2,712,915
    90,800  Genuine Parts Co. .............     2,906,508
                                             ------------
                                                9,510,933
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Wholesale -- Machinery Equipment (1.6%)
  58,200..  W.W. Grainger, Inc. ...........  $  2,721,432
                                             ------------
                                               20,702,897
                                             ------------
TOTAL COMMON STOCK
  (COST $137,652,565)......................   160,262,744
                                             ------------
SHORT-TERM INVESTMENTS (5.9%)
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................     5,041,598
 5,041,598  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     5,041,598
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $10,083,196).......................    10,083,196
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $147,735,761)+.....................  $170,345,940
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $35,301,621).......................  $ 35,301,621
                                             ============

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $148,412,475. At June 30, 2003, net unrealized appreciation was $21,933,465. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $22,989,637, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,172.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
ASSETS
  Investments
    Investments, at cost....................................  $147,735,761
    Net unrealized appreciation.............................    22,610,179
                                                              ------------
  Total investments, at value...............................   170,345,940
  Securities lending collateral.............................    35,301,621
  Receivable for securities sold............................     2,013,428
  Receivable for Contributions..............................       641,961
  Interest and dividends receivable.........................       142,900
                                                              ------------
Total assets................................................   208,445,850
                                                              ------------
LIABILITIES
  Obligation to return securities lending collateral........    35,301,621
  Payable for securities purchased..........................     2,530,196
  Payable for Withdrawals...................................     1,228,982
  Accrued management fee....................................       103,467
  Other accrued expenses....................................        23,088
                                                              ------------
Total liabilities...........................................    39,187,354
                                                              ------------
NET ASSETS..................................................  $169,258,496
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
INVESTMENT INCOME
   Dividends................................................  $  1,716,923
   Interest.................................................       148,631
   Securities lending.......................................        41,813
                                                              ------------
Total investment income.....................................     1,907,367
                                                              ------------
EXPENSES
   Investment advisory fees.................................     1,015,210
   Administration and accounting fees.......................       123,921
   Professional services....................................        20,797
   Custody fees.............................................        43,079
   Trustee fees and expenses................................         5,153
   Miscellaneous............................................        10,303
                                                              ------------
Total expenses..............................................     1,218,463
                                                              ------------
NET INVESTMENT INCOME.......................................       688,904
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from investments.......................   (14,510,297)
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,473
                                                              ------------
Net realized and unrealized gain on investments.............     1,899,176
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  2,588,080
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2003           2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525   $ 50,782,808
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       688,904        199,954
   Net realized gain (loss) from investments................   (14,510,297)       395,413
   Net change in unrealized appreciation/depreciation of
     investments............................................    16,409,473     (1,628,044)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     2,588,080     (1,032,677)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    83,742,134    122,371,483
   Withdrawals..............................................   (59,566,243)   (29,627,089)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interest................................    24,175,891     92,744,394
                                                              ------------   ------------
     Total increase in net assets...........................    26,763,971     91,711,717
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $169,258,496   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Mid Cap Value Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Mid Cap Value Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to the partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $102,961 for the Mid Cap Value Series for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. The Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At June 30, 2003, the market value of securities on loan for the Mid Cap Value Series was $34,060,226, and the market value of the related collateral was $35,301,621. The securities on loan were collateralized by the following:

                                                                 Mid Cap Value Series
                                                                 --------------------
   American Express FRN, 1.34% due 1/27/04.....................      $ 2,330,021
   Barton Capital ABS, 1.07% due 7/31/03.......................        5,200,980
   Blackrock Institutional Money Market Trust, 1.20% due
     7/1/03....................................................       14,888,058
   Dakota CP, 1.03% due 8/14/03................................        2,998,158
   Depfa Bank CP, 1.00% due 8/19/03............................        2,573,028
   Goldman Sachs FRN, 1.30% due 3/8/04.........................        1,329,083
   Merrill Lynch MTN, 1.255% due 7/28/03.......................        4,111,723
   Merrill Lynch MTN, 1.51% due 7/7/03.........................          341,425
   Morgan Stanley FRN, 1.33% due 11/7/03.......................          721,450
   Morgan Stanley FRN, 1.33% due 3/12/04.......................           10,469
   UBS Warburg TD, 1.375% due 7/1/03...........................          797,226
                                                                     -----------
                                                                     $35,301,621
                                                                     ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) was as follows:

                                                                   Mid Cap
                                                                 Value Series
                                                                 ------------
   Purchases...................................................  $207,715,445
   Sales.......................................................   180,099,373

6. FINANCIAL HIGHLIGHTS.

                                                        For the Fiscal Years Ended      For the Period
                                                                 June 30,             November 1, 1999(1)
                                                        --------------------------     through June 30,
                                                        2003      2002       2001            2000
                                                       -------   -------   --------   -------------------
   Mid Cap Value Series
   Total Return......................................   (0.58)%    5.27%     43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses........................................    0.90%     0.92%      0.99%           1.10%*
     Net investment income...........................    0.51%     0.24%      0.82%           0.52%*
   Portfolio Turnover Rate...........................     142%      143%       163%            202%**

---------------
 *   Annualized.
 **  Not Annualized.
 (1)   Commencement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE TRUSTEES AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Mid Cap Value Series (the "Series")(a series of WT Investment Trust I) as of June 30, 2003, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid Cap Value Series at June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

--------------------------------------------------------------------------------

                                                           WT INVESTMENT TRUST I

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                           Management
                           Chief            or removal.          Wilmington Trust                     Corporation
                           Executive        Trustee, President   Company since                        (registered
                           Officer and      and Chairman of the  February 1996.                       investment
                           Chairman of      Board since October                                       adviser)
                           the Board        1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,        57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC
Suite 600                                   since October 1999.  since 1998. Prior
Santa Monica, CA 90401                                           to 1998, Principal,
Date of Birth: 11/36                                             Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

DR. ERIC BRUCKER              Trustee       Shall serve until    Dean, School of           57         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal. Trustee  Administration of
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               57         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal. Trustee  organizations from                   Trust;
                                            since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.              Trustee       Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        57         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.
CRMRETL A/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS
                                    MID CAP
                                   VALUE FUND
                                 Retail Shares

                                 ANNUAL REPORT
                                 June 30, 2003

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

SPECIAL NOTICE TO SHAREHOLDERS

   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

ROXBURY MID CAP FUND
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

MARKET REVIEW

     2002 was the 3rd consecutive year of decline in the broader equity markets, with particularly severe losses occurring in the 3rd quarter of the year. The economy had continued to grow modestly, responding to ongoing efforts by the Federal Reserve to stimulate expansion. The Mid Cap Fund underperformed its benchmarks during both the 3rd and 4th quarters of 2002.

     Conditions improved in 2003. During the first two quarters of the year, equity markets recorded solid gains. Corporate earnings growth combined with fiscal stimulus and an accommodating Federal Reserve attracted investors back to the stock market. A prompt resolution to the Iraqi military threat and fading concerns regarding corporate misgovernance also contributed to more favorable investor sentiment. Both growth and value stocks rose, with growth outperforming value and small and mid cap stocks outperforming large cap stocks.

     The economy has continued to grow steadily in the last two quarters. Consumers have benefited from lower interest rates and lower taxes. With corporate profits improving, business investment appears to have bottomed and to have begun to grow again. Current business spending is to enhance productivity and to add capacity selectively. Businesses are not investing in long-term growth projects unless the return on investment appears very attractive. Despite profit improvements, the job market remains weak as businesses hesitate to hire workers until signs indicate product demand is improving. Ultimately, the job market must improve in order for the economy to achieve and sustain a robust long-term growth rate.

     In late June, the Federal Reserve cut the Federal Funds rate another 25 basis points to 1 percent representing a 20% decrease from its prior level. The Fed continues to be more concerned with the risk of deflation than the risk of over-stimulating the economy. There are signs that the economy has bottomed and is beginning to improve.

MID CAP FUND

     Smaller cap stocks continue to outperform large cap stocks. This is common during the early stages of a market recovery as investors sell largecap "safe haven stocks" and demonstrate their willingness to accept stocks which are viewed as having more risk. The amount of risk actually being taken is subject to debate given that revenue growth, earnings growth, and valuations appear attractive at this time.

     During the second half of 2002, the Roxbury Mid Cap Fund under-performed the benchmark indexes. The primary reason for this was poor individual stock performance in the consumer discretionary, financial, and industrial sectors. For some of these stocks, a deterioration in the growth outlook caused the price declines. In those cases, we sold the stocks to reinvest in better growth opportunities. Other stocks declined due to market sentiment issues, not fundamental issues. In those cases, the Fund held positions or increased positions. Many of these rebounded in the first half of 2003.

     The Roxbury Mid Cap Fund performed well during the first half of 2003, gaining more than the S&P MidCap 400 Index and the Russell MidCap Growth Index. Stock selection contributed to performance in most sectors, especially consumer discretionary (retailers and homebuilders), health care (pharmacy benefit managers), and technology (internet and software). Investments in banking stocks lagged the market due to lack of exposure to the mortgage refinancing cycle.

ROXBURY MID CAP FUND

     The current environment continues to provide opportunities for the Fund to execute its strategy, despite overall weak economy. Well-managed companies are growing by taking market share from weaker competitors. Technology continues to be underweighted relative to growth indices in favor of over-weightings in consumer related and financial services. Market volatility is expected to continue, which could provide opportunities to take advantage of sectors temporary price weakness in companies that meet our quality and growth criteria, but require more attractive valuations.

     The following graph compares the performance of the Roxbury MidCap Fund, the S&P MidCap 400 and the Russell MidCap Growth Indices for the period December 14, 2000 (Commencement of operations) through June 30, 2003.

                                  MID CAP FUND
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

(LINE GRAPH)

                                                                                                          RUSSELL MIDCAP GROWTH
                                                      MID CAP FUND            S&P MIDCAP 400 INDEX                INDEX
                                                      ------------            --------------------        ---------------------
12/14/00                                                 9450.00                    10000.00                    10000.00
6/30/01                                                 10490.00                    10443.00                     8704.00
6/30/02                                                  8306.00                     9848.00                     6411.00
6/30/03                                                  8152.00                     9778.00                     6882.00

                                                         Average Annual
                                                          Total Return
                                                       -------------------
                                                                  Since
                                                         1      Inception
                                                        Year    (12/14/00)
                                                       ------   ----------
Mid Cap Fund**                                         (7.25)%    (7.72)%

S&P MidCap 400 Index                                   (0.71)%    (0.90)%

Russell MidCap Growth Index                             7.35%    (13.67)%

* Past performance is not necessarily indicative of future results. An investment in the Mid Cap Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000, the imposition of the maximum sales charge of 5.50%, and the reinvestment of distributions, but do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of the fund shares. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index, with each stock's weight in the S&P MidCap 400 Index proportionate to its market value. The Russell MidCap Growth

ROXBURY MID CAP FUND

   Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 8.

** Reflects maximum sales charge of 5.50%.

     At Roxbury, our job is to find quality companies that can provide superior profit growth over time. We continue to build our portfolios stock-by-stock, focusing on leading companies with strong growth fundamentals and attractive valuations.

     We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

Very truly yours,


/s/ Robert J. Christian        /s/ William P. Richards, Jr.          /s/ Al Lockwood
Robert J. Christian            William P. Richards, Jr.              Al Lockwood
President                      Chief Operating Officer               Co-Chief Investment Officer
WT Mutual Fund                 Roxbury Capital Management, LLC       Roxbury Capital Management,
                                                                     LLC

The comments of Messrs. Christian, Richards and Lockwood reflect management's views generally regarding the market and the economy and are compiled from management's research and from comments provided by the investment adviser to the Fund. These comments reflect opinions as of the date written and are subject to change at any time.

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in Series, at value..............................  $1,033,746
Receivable for Portfolio shares sold........................      20,000
Receivable for investment in Series withdrawn...............       7,262
Receivable from adviser.....................................      25,812
                                                              ----------
Total assets................................................   1,086,820
                                                              ----------
LIABILITIES:
Payable for Portfolio shares redeemed.......................       7,262
Payable for investment in Series............................      20,000
Accrued expenses............................................      22,511
                                                              ----------
Total liabilities...........................................      49,773
                                                              ----------
NET ASSETS..................................................  $1,037,047
                                                              ==========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $1,082,865
Accumulated net realized loss on investments................    (113,312)
Net unrealized appreciation of investments..................      67,494
                                                              ----------
NET ASSETS..................................................  $1,037,047
                                                              ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 PAR VALUE,
  UNLIMITED AUTHORIZED SHARES):
  Class A Shares............................................     244,758
                                                              ==========
NET ASSET VALUE, offering and redemption price per share:
  Class A Shares............................................  $     4.24
  Sales charge (maximum of 5.50% of offering price).........        0.25
                                                              ----------
OFFERING PRICE..............................................  $     4.49
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

NET INVESTMENT INCOME (LOSS) FROM SERIES:
  Dividends.................................................  $   2,141
  Interest..................................................        215
  Expenses (net of $24,472 of fee waivers and expense
    reimbursements).........................................     (7,513)
                                                              ---------
    Net investment loss from Series.........................     (5,157)
                                                              ---------
EXPENSES:
  Administration and accounting fees........................     54,000
  Transfer agent fees.......................................     46,738
  Shareholder service fees..................................      1,220
  Reports to shareholders...................................     30,381
  Trustees' fees............................................     14,638
  Registration fees.........................................      2,135
  Professional fees.........................................      3,276
  Other.....................................................      2,163
                                                              ---------
    Total expenses before fee waivers and expense
      reimbursements........................................    154,551
    Expenses reimbursed.....................................   (100,499)
    Administration and accounting fees waived...............    (54,000)
                                                              ---------
       Total expenses, net..................................         52
                                                              ---------
  Net investment loss.......................................     (5,209)
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized loss on investments..........................    (75,773)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     91,207
                                                              ---------
  Net gain on investments from Series.......................     15,434
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  10,225
                                                              =========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                For the Fiscal Years Ended
                                                              -------------------------------
                                                              June 30, 2003    June 30, 2002
                                                              -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (5,209)        $ (2,870)
  Net realized loss on investments..........................      (75,773)         (36,436)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................       91,207          (28,982)
                                                               ----------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................       10,225          (68,288)
                                                               ----------         --------
Distributions to shareholders from:
  Net realized gain.........................................           --           (2,212)
  Return of capital.........................................           --              (53)
                                                               ----------         --------
    Total distributions.....................................           --           (2,265)
                                                               ----------         --------
Fund share transactions(a):
  Proceeds from shares sold.................................      658,762          495,985
  Cost of shares issued on reinvestment of distributions....           --            1,951
  Cost of shares redeemed...................................     (139,759)            (125)
                                                               ----------         --------
Net increase in net assets from Fund share transactions.....      519,003          497,811
                                                               ----------         --------
Total increase in net assets................................      529,228          427,258
NET ASSETS:
  Beginning of year.........................................      507,819           80,561
                                                               ----------         --------
  End of year...............................................   $1,037,047         $507,819
                                                               ==========         ========
                                                                 Shares            Shares
                                                              -------------    --------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................      167,014          102,773
  Shares issued on reinvestment of distributions............           --              397
  Shares redeemed...........................................      (39,910)             (28)
                                                               ----------         --------
  Net increase in shares....................................      127,104          103,142
  Shares outstanding -- Beginning of year...................      117,654           14,512
                                                               ----------         --------
  Shares outstanding -- End of year.........................      244,758          117,654
                                                               ==========         ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                             For the Fiscal Years           For the Period
                                                                Ended June 30,           December 14, 2000(1)
                                                         -----------------------------         through
                                                             2003            2002           June 30, 2001
MID CAP FUND -- CLASS A SHARES                           -------------   -------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD.................    $   4.32        $   5.55            $   5.00
                                                           --------        --------            --------
INVESTMENT OPERATIONS:
  Net investment loss(2)...............................       (0.05)          (0.06)              (0.04)
  Net realized and unrealized gain (loss) on
    investments........................................       (0.03)          (1.08)               0.59
                                                           --------        --------            --------
    Total from investment operations...................       (0.08)          (1.14)               0.55
                                                           --------        --------            --------
DISTRIBUTIONS:
  From net realized gains..............................          --           (0.09)                 --
                                                           --------        --------            --------
NET ASSET VALUE -- END OF PERIOD.......................    $   4.24        $   4.32            $   5.55
                                                           ========        ========            ========
TOTAL RETURN(3)........................................     (1.85)%        (20.82)%              11.00%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations......................       1.55%           1.55%               1.55%*
    Excluding expense limitations......................      38.22%          63.66%             228.87%*
  Net investment loss..................................     (1.07)%         (1.30)%             (1.22)%*
Portfolio Turnover.....................................        119%            116%                 47%**
Net assets at end of period (000 omitted)..............    $  1,037        $    508            $     81

------------------------
*  Annualized.
** Not Annualized.
(1)Commencement of operations.
(2)The net investment loss per share was calculated using average shares outstanding method.
(3)Excluding sales charge.
(4)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Roxbury Mid Cap Fund (the "Fund") is a series of WT Mutual Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Mid Cap Fund. Information regarding other series of the Trust is contained in separate reports to their shareholders.

   The Fund has three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 5.50% and are subject to an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are sold with a back-end sales charge that declines from 5.00% to zero if redeemed within 6 years of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares are sold with a back-end sales charge of 1% if redeemed within 18 months of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. As of June 30, 2003, only Class A shares were offered and outstanding.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Mid Cap Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of the Series. As of June 30, 2003, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Valuation of Investment in Series. Valuation of the Fund's investment in the Series is based on the underlying securities held by the Series. The Fund is allocated a portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to the class.

   Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

ROXBURY MID CAP FUND

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Fund. For its services, RSMC is paid a monthly fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements. RSMC received $45,000 for the period September 1, 2002 through June 30, 2003.

   Roxbury Capital Management, LLC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of average daily net assets of the Fund. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:

                                                        2003     2002
                                                       ------   ------
Ordinary income......................................  $   --   $2,212
Return of capital....................................      --       53
                                                       ------   ------
                                                       $   --   $2,265
                                                       ======   ======

  As of June 30, 2003, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards.................................  $(107,594)
Net unrealized appreciation of investments.................     61,776
                                                             ---------
  Total accumulated deficit................................  $ (45,818)
                                                             =========

ROXBURY MID CAP FUND

  The Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforwards will expire as follows:

   Capital Loss    Expiration
   Carryforwards      Date
   -------------   ----------
     $  4,826      06/30/2010
     $102,768      06/30/2011

ROXBURY MID CAP FUND
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Roxbury Mid Cap Fund (the "Fund")(a series of WT Mutual Fund) as of June 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roxbury Mid Cap Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT INVESTMENT TRUST I -- MID CAP SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                         Fund's Financial Statements.)

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / JUNE 30, 2003
   (Showing Percentage of Total Investments)

                                                   Value
                                        Shares    (Note 2)
                                        ------   ----------
COMMON STOCK -- 96.2%
COMMUNICATION & BROADCASTING -- 1.9%
    Entercom Communications Corp.*....     400   $   19,604
                                                 ----------
 COMPUTER SERVICES -- 5.7%
    Affiliated Computer Services,
      Inc.*...........................     625       28,581
    Fair, Isaac & Co., Inc............     200       10,290
    Fiserv, Inc.*.....................     600       21,366
                                                 ----------
                                                     60,237
                                                 ----------
 CONSUMER PRODUCTS & SERVICES -- 2.0%
    The Scotts Co.-Class A*...........     425       21,038
                                                 ----------
 FINANCE & INSURANCE -- 18.5%
  ASSET MANAGEMENT -- 7.7%
    Affiliated Managers Group,
      Inc.*...........................     400       24,380
    Investors Financial Service
      Corp............................   1,500       43,515
    SEI Corp..........................     400       12,800
                                                 ----------
                                                     80,695
                                                 ----------
  INSURANCE AGENTS, BROKERS & SERVICES -- 2.8%
    Arthur J. Gallagher & Co..........   1,100       29,920
                                                 ----------
  INSURANCE CARRIERS -- 1.5%
    Brown & Brown, Inc................     500       16,250
                                                 ----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 1.8%
    Capital One Financial Corp........     375       18,443
                                                 ----------
  STATE & NATIONAL BANKS -- 4.7%
    North Fork Bancorporation.........     900       30,654
    TCF Financial Corp................     475       18,924
                                                 ----------
                                                     49,578
                                                 ----------
                                                    194,886
                                                 ----------
 HOTELS & MOTELS -- 0.5%
    Starwood Hotels & Resorts
      Worldwide, Inc..................     200        5,718
                                                 ----------
 MANUFACTURING -- 17.9%
  APPLICATION SOFTWARE -- 1.6%
    Macromedia, Inc.*.................     400        8,416
    Symantec Corp.*...................     200        8,772
                                                 ----------
                                                     17,188
                                                 ----------

                                                   Value
                                        Shares    (Note 2)
                                        ------   ----------
  BIOTECHNOLOGY -- 0.4%
    Techne Corp*......................     150   $    4,551
                                                 ----------
  BUILDING-RESIDENTIAL/ COMMERCIAL -- 5.2%
    D R Horton Inc*...................     700       19,670
    Ryland Group, Inc.................     100        6,940
    Toll Brothers, Inc.*..............   1,000       28,310
                                                 ----------
                                                     54,920
                                                 ----------
  CONSUMER PRODUCTS -- 2.9%
    Yankee Candle Co., Inc.*..........   1,300       30,186
                                                 ----------
  HEALTHCARE EQUIPMENT -- 2.2%
    Zimmer Holdings, Inc.*............     500       22,525
                                                 ----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.0%
    Advanced Neuromodulation Systems,
      Inc.*...........................     200       10,354
                                                 ----------
  SEMICONDUCTORS -- 4.6%
    Emulex Corp.*.....................     250        5,693
    Microchip Technology, Inc.........   1,200       29,556
    Semtech Corp.*....................     300        4,272
    Silicon Laboratories, Inc.*.......     325        8,658
                                                 ----------
                                                     48,179
                                                 ----------
                                                    187,903
                                                 ----------
 SERVICES -- 27.4%
  BUSINESS SERVICES -- 4.4%
    Choicepoint, Inc*.................     700       24,163
    The BISYS Group, Inc.*............   1,200       22,044
                                                 ----------
                                                     46,207
                                                 ----------
  EDUCATIONAL SERVICES -- 5.2%
    Corinthian Colleges, Inc.*........     450       21,857
    Education Management Corp.*.......     400       21,272
    Strayer Education, Inc............     150       11,918
                                                 ----------
                                                     55,047
                                                 ----------
  INTERNET SERVICES -- 1.0%
    Interactive Corp.*................     276       10,921
                                                 ----------
  MANAGEMENT CONSULTING SERVICES -- 1.9%
    Corporate Executive Board Co.*....     500       20,265
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                   Value
                                        Shares    (Note 2)
                                        ------   ----------
MEDICAL & HEALTH SERVICES -- 10.6%
    AdvancePCS*.......................     525   $   20,071
    Community Health Care Systems*....     900       17,361
    Express Scripts Inc.*.............     300       20,496
    Lincare Holdings, Inc.*...........     800       25,207
    St. Jude Medical, Inc.*...........     275       15,813
    VCA Antech, Inc.*.................     600       11,742
                                                 ----------
                                                    110,690
                                                 ----------
  OIL & GAS FIELD SERVICES -- 4.3%
    GlobalSantaFe Corp................     800       18,672
    Key Energy Services, Inc.*........   2,500       26,800
                                                 ----------
                                                     45,472
                                                 ----------
                                                    288,602
                                                 ----------
 WHOLESALE & RETAIL TRADE -- 22.3%
  MISCELLANEOUS RETAIL STORES -- 10.3%
    99 Cents Only Stores*.............     300       10,296
    Advance Auto Parts, Inc.*.........     650       39,584
    Alberto-Culver Co.-Class B........     400       20,440
    Dollar Tree Stores, Inc.*.........   1,200       38,076
                                                 ----------
                                                    108,396
                                                 ----------
  RETAIL EATING & DRINKING PLACES -- 4.4%
    Krispy Kreme Doughnuts, Inc.*.....     350       14,413
    Ruby Tuesday, Inc.................     400        9,892
    The Cheesecake Factory, Inc.*.....     600       21,534
                                                 ----------
                                                     45,839
                                                 ----------
  RETAIL-FAMILY CLOTHING STORES -- 4.1%
    Abercrombie & Fitch Co.-Class
      A*..............................     775       22,018
    Ross Stores, Inc..................     500       21,370
                                                 ----------
                                                     43,388
                                                 ----------
  WHOLESALE-DRUGS & PROPRIETARIES -- 3.5%
    AmerisourceBergen Corp.*..........     525       36,409
                                                 ----------
                                                    234,032
                                                 ----------
   TOTAL COMMON STOCK
     (COST $944,443)..........................    1,012,020
                                                 ----------

                                                   Value
                                        Shares    (Note 2)
                                        ------   ----------
SHORT-TERM INVESTMENTS -- 3.8%
    BlackRock Provident Institutional
      Fund -- Temp Cash Fund-Dollar
      Series (Cost $40,415)...........  40,415   $   40,415
                                                 ----------
TOTAL INVESTMENTS -- 100.0%
  (COST $984,858)+............................   $1,052,435
                                                 ==========

------------------------

*  Non-income producing security.
+ The cost for federal income tax purposes was $990,576. At June 30, 2003, net unrealized appreciation was $61,859. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost, of $75,542, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value, of $13,683.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003


ASSETS:
Investment in securities, at value*.........................  $1,052,435
Receivable for contributions................................      20,000
Dividends and interest receivable...........................         316
                                                              ----------
Total assets................................................   1,072,751
                                                              ----------
LIABILITIES:
Payable for withdrawals.....................................       7,262
Payable for investments purchased...........................      21,469
Accrued expenses............................................       9,430
                                                              ----------
Total liabilities...........................................      38,161
                                                              ----------
NET ASSETS..................................................  $1,034,590
                                                              ==========
*Investments at cost........................................  $  984,858

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2003


INVESTMENT INCOME:
  Dividends.................................................  $  2,145
  Interest..................................................       215
                                                              --------
    Total investment income.................................     2,360
                                                              --------
EXPENSES:
  Advisory fees.............................................     3,641
  Administration and accounting fees........................       444
  Custody fees..............................................    16,567
  Trustees' fees............................................     5,186
  Professional fees.........................................     3,163
  Other.....................................................     3,037
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    32,038
    Fees waived and expenses reimbursed.....................   (24,512)
                                                              --------
       Total expenses, net..................................     7,526
                                                              --------
  Net investment loss.......................................    (5,166)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..........................   (75,894)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    91,319
                                                              --------
  Net gain on investments...................................    15,425
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 10,259
                                                              ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                                For the Fiscal Years Ended
                                                               -----------------------------
                                                               June 30, 2003   June 30, 2002
                                                               -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................    $   (5,166)      $ (2,883)
  Net realized loss on investments..........................       (75,894)       (36,553)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        91,319        (29,090)
                                                                ----------       --------
Net increase (decrease) in net assets resulting from
  operations................................................        10,259        (68,526)
                                                                ----------       --------
Transactions in beneficial interests:
  Contributions.............................................       744,594        542,236
  Withdrawals...............................................      (225,988)       (60,813)
                                                                ----------       --------
Net increase in net assets from transactions in beneficial
  interest..................................................       518,606        481,423
                                                                ----------       --------
Total increase in net assets................................       528,865        412,897
NET ASSETS:
  Beginning of year.........................................       505,725         92,828
                                                                ----------       --------
  End of year...............................................    $1,034,590       $505,725
                                                                ==========       ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Mid Cap Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee of 0.75% of the Series first $1 billion of average daily net assets; 0.70% of the Series next $1 billion of average daily net assets; and 0.65% of the Series average daily net assets in excess of $2 billion.

   Roxbury has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   average daily net assets of the Series. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $370 for the period September 1, 2002 through June 30, 2003.

   Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

    Purchases...................................................  $1,079,319
    Sales.......................................................     571,672

5. FINANCIAL HIGHLIGHTS.

                                                                                           For the Period
                                                         For the Fiscal Years Ended     December 14, 2000(1)
                                                        -----------------------------         through
                                                        June 30, 2003   June 30, 2002      June 30, 2001
                                                        -------------   -------------   --------------------
   Total Return.......................................      (1.85)%        (20.82)%            11.00%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations.................       1.55%           1.55%              1.55%*
        Excluding expense limitations.................       6.60%          10.78%                NM
     Net investment loss..............................      (1.06)%         (1.32)%            (1.24)%*
   Portfolio Turnover Rate............................        119%            116%                47%**

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
NM   Not meaningful.

WT INVESTMENT TRUST I -- MID CAP SERIES

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2003, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid Cap Series at June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each trustee and officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation,
    an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management
    LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ROBERT H. ARNOLD            Trustee            Shall serve        Founder and co-         57         None
Date of Birth: 3/44                            until death,       manages, R.H.
                                               resignation or     Arnold & Co.,
                                               removal. Trustee   Inc. (investment
                                               since May 1997.    banking company)
                                                                  since 1989.
DR. ERIC BRUCKER            Trustee            Shall serve        Dean, School of         57         None
Date of Birth: 12/41                           until death,       Business
                                               resignation or     Administration
                                               removal. Trustee   of Widener
                                               since October      University since
                                               1999.              July 2001. Prior
                                                                  to that, Dean,
                                                                  College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001.
NICHOLAS A. GIORDANO        Trustee            Shall serve        Consultant,             57         Kalmar Pooled
Date of Birth: 3/43                            until death,       financial                          Investment Trust,
                                               resignation or     services                           and Independence
                                               removal. Trustee   organizations                      Blue Cross;
                                               since October      from 1997 to                       Fotoball, U.S.A.
                                               1998.              present; Interim                   (sporting and
                                                                  President,                         athletics goods
                                                                  LaSalle                            manufacturer);
                                                                  University from                    DaisyTek
                                                                  1998 to 1999;                      International
                                                                  President and                      (wholesale paper
                                                                  Chief Executive                    and paper
                                                                  Officer,                           products); Selas
                                                                  Philadelphia                       Corporation of
                                                                  Stock Exchange                     America
                                                                  from 1981 to                       (industrial
                                                                  1997.                              furnaces and
                                                                                                     ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
LOUIS KLEIN, JR.            Trustee            Shall serve        Self-employed           57         Manville Personal
Date of Birth: 5/35                            until death,       financial                          Injury Settlement
                                               resignation or     consultant since                   Trust; WHX
                                               removal. Trustee   1991.                              Corporation
                                               since October                                         (industrial
                                               1999.                                                 manufacturer)
CLEMENT C. MOORE, II        Trustee            Shall serve        Managing                57         None
Date of Birth: 9/44                            until death,       Partner,
                                               resignation or     Mariemont
                                               removal. Trustee   Holdings, LLC,
                                               since October      (real estate
                                               1999.              holding and
                                                                  development
                                                                  company) since
                                                                  1980.
JOHN J. QUINDLEN            Trustee            Shall serve        Retired since           57         None
Date of Birth: 5/32                            until death,       1993.
                                               resignation or
                                               removal. Trustee
                                               since October
                                               1999.
MARK A. SARGENT             Trustee            Shall serve        Dean and                57         St. Thomas More
Date of Birth: 4/51                            until death,       Professor of                       Society of
                                               resignation or     Law, Villanova                     Pennsylvania.
                                               removal. Trustee   University
                                               since November     School of Law
                                               2001.              since July 1997.
                                                                  Associate Dean
                                                                  for Academic
                                                                  Affairs
                                                                  University of
                                                                  Maryland School
                                                                  of Law from 1994
                                                                  to 1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ERIC K. CHEUNG              Vice President     Shall serve at     Vice President,        N/A         None
Date of Birth: 12/54                           the pleasure of    Wilmington Trust
                                               the Board and      Company Since
                                               until successor    1986; and Vice
                                               is elected and     President and
                                               qualified.         Director of
                                               Officer since      Rodney Square
                                               October 1998.      Management
                                                                  Corporation
                                                                  since 2001
JOSEPH M. FAHEY, JR.        Vice President     Shall serve at     Vice President,        N/A         None
Date of Birth: 1/57                            the pleasure of    Rodney Square
                                               the Board and      Management
                                               until successor    Corporation
                                               is elected and     since 1992.
                                               qualified.
                                               Officer since
                                               November 1999.
FRED FILOON                 Vice President     Shall serve at     Senior Vice            N/A         None
520 Madison Avenue                             the pleasure of    President,
New York, NY 10022                             the Board and      Cramer Rosenthal
Date of Birth: 3/42                            until successor    McGlynn, LLC
                                               is elected and     since 1989.
                                               qualified.
                                               Officer since
                                               August 2000.

JOHN R. GILES               Vice President     Shall serve at     Senior Vice            N/A         None
Date of Birth: 8/57         and Chief          the pleasure of    President,
                            Financial          the Board and      Wilmington Trust
                            Officer            until successor    Company since
                                               is elected and     1996.
                                               qualified.
                                               Officer since
                                               December 1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
PAT COLLETTI                Vice President     Shall serve at     Vice President         N/A         None
301 Bellevue Parkway        and Treasurer      the pleasure of    and Director of
Wilmington, DE 19809                           the Board and      Investment
Date of Birth: 11/58                           until successor    Accounting and
                                               is elected and     Administration
                                               qualified.         of PFPC Inc.
                                               Officer since      since 1999. From
                                               May 1999.          1986 to April
                                                                  1999, Controller
                                                                  for the Reserve
                                                                  Funds.

LEAH M. ANDERSON            Secretary          Shall serve at     Officer,               N/A         None
Date of Birth: 8/65                            the pleasure of    Wilmington Trust
                                               the Board and      Company since
                                               until successor    1998. Officer,
                                               is elected and     Rodney Squane
                                               qualified.         Management
                                               Officer since      Corporation
                                               November 2002.     since 1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                 ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                TRANSFER AGENT,
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Mid Cap Fund.

WROX-ANN-6/03

                                                                         ROXBURY
                                                                           FUNDS

                  - MID CAP
                                     ANNUAL
                                 June 30, 2003

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite numerous interest rate cuts by the Federal Reserve ("Fed"), the economy produced only modest economic growth over the fiscal year ended June 30, 2003. In fact it has struggled to maintain a growth rate above 1%. Nevertheless, certain segments of the economy are doing extraordinarily well, mainly due to 45 year lows in interest rates, particularly mortgage rates. Mortgage refinancing continues to set records and home sales, both new and existing, set records in 2002 and are on a pace to set new records in 2003. Other economic segments have been far less robust. Business fixed investment fell in 2002 for the third straight year and fell again in the first quarter of 2003. Economic momentum from this point forward will be effected by the outlook for this segment of the economy.

     Inflation remains well behaved and, despite the Fed's outlook, there was little, if any, evidence of deflation over the past year. The Consumer Price Index has remained between 2% and 3% over this period with the lower numbers having been produced more recently as a result of oil price declines.

     With inflation well behaved and the economy growing below potential, the Fed maintained an accommodative bias. The Fed lowered its federal funds rate target twice during the fiscal year; the most recent cut coming June 25(th), bringing the target to 1.0%. This latest rate cut brings the total to 13 during the easing cycle that began January 2001 when the federal funds rate was reduced from 6.5% to 6.0%.

     As we close out the fiscal year, the economy appears to be emerging from its extended period of subpar growth. Recent data indicate that the manufacturing sector is recovering, while the consumer sector remains solid. We expect stronger growth in the second half of 2003 as the monetary and fiscal stimulus, along with the pro-growth financial environment, take hold. While the economy is better positioned for a second half rebound, the recovery remains on tenuous ground. As such, we expect policy makers to maintain an accommodative bias for an extended period of time.

     We are pleased to present the details of our past year's performance.

INVESTMENT RESULTS

     For the period November 4, 2002 (commencement of operations) through June 30, 2003, the Portfolio's dividends represented a return of 0.31%. A comparison of the Portfolio's performance versus its benchmarks is presented below:

                                                          For the Period
                                                         November 4, 2002
                                                       through June 30, 2003
                                                       ---------------------
BALENTINE PREMIER MONEY MARKET PORTFOLIO                       0.31%
Lipper Money Market Funds                                      0.38%
Lipper Institutional Money Market Funds                        0.65%

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Balentine Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
August 8, 2003                           President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in Series, at value..............................  $81,592,208
                                                              -----------
Total assets................................................   81,592,208
                                                              -----------
LIABILITIES:
Dividends payable...........................................       22,840
Accrued expenses............................................       51,123
                                                              -----------
Total liabilities...........................................       73,963
                                                              -----------
NET ASSETS..................................................  $81,518,245
                                                              ===========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $81,518,245
                                                              -----------
NET ASSETS..................................................  $81,518,245
                                                              ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Service Shares............................................   81,518,245
                                                              ===========
NET ASSET VALUE, offering and redemption price per share:
  Service Shares............................................        $1.00
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Period November 4, 2002(1) through June 30, 2003

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $1,109,630
  Expenses (net of $41,298 of fee waivers)..................    (157,945)
                                                              ----------
    Net investment income from Series.......................     951,685
                                                              ----------
EXPENSES:
  Administration and accounting fees........................      35,550
  Transfer agent fees.......................................       9,528
  Reports to shareholders...................................      33,403
  Trustees' fees............................................       7,596
  Distribution fees.........................................     473,569
  Shareholder service fees..................................     102,606
  Registration fees.........................................       3,048
  Professional fees.........................................      36,465
  Other.....................................................       2,137
                                                              ----------
    Total expenses before expense reimbursements............     703,902
    Expenses reimbursed.....................................    (127,816)
                                                              ----------
       Total expenses, net..................................     576,086
                                                              ----------
  Net investment income.....................................     375,599
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  375,599
                                                              ==========

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period
                                                              November 4, 2002(1)
                                                                    through
                                                                 June 30, 2003
                                                              -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $     375,599
                                                                 -------------
Net increase in net assets resulting from operations........           375,599
                                                                 -------------
Distributions to shareholders from net investment income....          (375,599)
                                                                 -------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................       636,167,347
  Cost of shares issued on reinvestment of distributions....           352,896
  Cost of shares redeemed...................................      (555,001,998)
                                                                 -------------
Net increase in net assets from Portfolio share
  transactions..............................................        81,518,245
                                                                 -------------
Total increase in net assets................................        81,518,245
NET ASSETS:
  Beginning of period.......................................                --
                                                                 -------------
  End of period.............................................     $  81,518,245
                                                                 =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................       636,167,347
  Shares issued on reinvestment of distributions............           352,896
  Shares redeemed...........................................      (555,001,998)
                                                                 -------------
  Net increase in shares....................................        81,518,245
  Shares outstanding -- Beginning of period.................                --
                                                                 -------------
  Shares outstanding -- End of period.......................        81,518,245
                                                                 =============

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                For the Period
                                                              November 4, 2002(1)
                                                                    through
                                                                 June 30, 2003
PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES              -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................        $  1.00
                                                                    -------
INVESTMENT OPERATIONS:
  Net investment income.....................................           0.00(2)
                                                                    -------
DISTRIBUTIONS:
  From net investment income................................           0.00(2)
                                                                    -------
NET ASSET VALUE -- END OF PERIOD............................        $  1.00
                                                                    =======
TOTAL RETURN................................................          0.31%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................          0.93%*
    Excluding expense limitations...........................          1.14%*
  Net investment income.....................................          0.48%*
Net assets at end of period (000 omitted)...................        $81,518

------------------------
*  Annualized.
** Not annualized.
(1)  Commencement of operations.
(2)  Investment operations and distributions were less than $0.01 per share.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Balentine Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers Service Shares to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. The Service Shares commenced operations November 4, 2002.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of June 30, 2003, the Portfolio owned approximately 12% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of its Service Shares. Under the distribution plan, the Portfolio will pay distribution fees to PFPC Distributors, Inc. at a maximum annual rate of 0.60% of average daily net assets of the Service Shares.

   The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of average daily net assets of the Service Shares to compensate service providers who maintain a service relationship.

   RSMC provides administrative and accounting services to the Portfolio. For its services RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.93% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the period November 4, 2002 (commencement of operations) through June 30, 2003 of $375,599, were characterized as ordinary income for income tax purposes.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Balentine Premier Money Market Portfolio (the "Portfolio") (a series of WT Mutual Fund) as of June 30, 2003, and the related statement of operations, statement of changes in net assets, and financial highlights for the period November 4, 2002 (commencement of operations) through June 30, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balentine Premier Money Market Portfolio at June 30, 2003, and the results of its operations, the changes in its net assets, and its financial highlights for the period November 4, 2002 (commencement of operations) through June 30, 2003, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2003

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
CERTIFICATES OF DEPOSIT -- 46.2%
 FOREIGN BANKS, FOREIGN CENTERS -- 24.5%
    ABN-AMRO Bank, 1.14%, 09/09/03..........................   P-1, A-1+     $ 30,000,000    $ 30,002,617
    Banque Nationale de Paris, 1.20%, 12/18/03..............   P-1, A-1+       25,000,000      24,991,663
    Barclay's Bank PLC, 1.26%, 07/01/03.....................   P-1, A-1+       30,000,000      30,000,000
    Bayerische Landesbank Girozentrale, 1.08%, 08/01/03.....   P-1, A-1+       25,000,000      25,000,215
    Credit Suisse First Boston, 1.27%, 07/30/03.............    P-1, A-1       30,000,000      30,000,120
    Lloyds Bank PLC, 1.25%, 07/25/03........................   P-1, A-1+       30,000,000      30,000,000
                                                                                             ------------
                                                                                              169,994,615
                                                                                             ------------
 FOREIGN BANKS, U.S. BRANCHES -- 13.0%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+       30,000,000      30,000,000
    Societe-Generale, 1.23%, 08/18/03.......................   P-1, A-1+       30,000,000      30,000,099
    Toronto Dominion, 1.25%, 08/14/03.......................    P-1, A-1       30,000,000      29,999,628
                                                                                             ------------
                                                                                               89,999,727
                                                                                             ------------
 U.S. BANKS, U.S. BRANCHES -- 8.7%
    Chase Bank (USA), 1.26%, 08/11/03.......................   P-1, A-1+       30,000,000      30,001,620
    Citibank Corp., 1.11%, 09/10/03.........................   P-1, A-1+       30,000,000      30,000,885
                                                                                             ------------
                                                                                               60,002,505
                                                                                             ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $319,996,847).....................................     319,996,847
                                                                                             ------------
COMMERCIAL PAPER -- 17.0%
 FINANCIAL SERVICES -- 8.4%
    CIT Group, 1.27%, 07/30/03..............................    P-1, A-1       17,815,000      17,796,774
    CIT Group, 1.25%, 08/22/03..............................    P-1, A-1       10,000,000       9,981,944
    Park Avenue Receivables Corp., LOC JPMorgan Chase,
      1.05%, 07/24/03.......................................    P-1, A-1       30,000,000      29,979,876
                                                                                             ------------
                                                                                               57,758,594
                                                                                             ------------
 LEASING -- 4.3%
    Vehicle Servicing Corp. of America, LOC Bank of America,
      1.10%, 08/28/03.......................................   P-1, A-1+       30,000,000      29,946,833
                                                                                             ------------
 UTILITIES -- 4.3%
    Centrica PLC, 1.05%, 08/26/03...........................    P-1, A-1       30,000,000      29,951,000
                                                                                             ------------
   TOTAL COMMERCIAL PAPER (COST $117,656,427)............................................     117,656,427
                                                                                             ------------
CORPORATE NOTES -- 3.9%
    General Electric Capital Corp., 5.38%, 04/23/04.........    Aaa, AAA       25,795,000      26,629,947
                                                                                             ------------
   TOTAL CORPORATE NOTES (COST $26,629,947)..............................................      26,629,947
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2003 -- continued

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
-x
U.S. AGENCY OBLIGATIONS -- 4.4%
 FEDERAL HOME LOAN BANKS NOTES -- 3.7%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04..........    Aaa, AAA     $ 25,000,000    $ 25,000,000
                                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 0.7%
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
      12/15/03..............................................   P-1, A-1+        5,125,000       5,170,243
                                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $30,170,243)......................................      30,170,243
                                                                                             ------------
REPURCHASE AGREEMENTS -- 28.5%
    With Bank of New York: at 1.25%, dated 06/30/03, to be repurchased at
     $108,807,678 on 07/01/03, collateralized by $112,068,017 of Federal
     National Mortgage Association Securities with a maturity of
     06/01/33............................................................     108,803,900     108,803,900
    With UBS Warburg, Inc.: at 1.25%, dated 06/30/03, to be repurchased at $88,003,056 on 07/01/03, collateralized by $90,642,732 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 06/01/33..............................................      88,000,000      88,000,000
                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $196,803,900)..........................................     196,803,900
                                                                                             ------------
TOTAL INVESTMENTS (Cost $691,257,364)+ -- 100.0%.........................................    $691,257,364
                                                                                             ============

------------------------
(+) Cost for Federal income tax purposes.
(1) The ratings shown are not audited.

LOC - Letter of Credit

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investment in securities, at value*.........................  $691,257,364
Cash........................................................            36
Interest receivable.........................................     1,173,239
                                                              ------------
Total assets................................................   692,430,639
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................        65,521
Other accrued expenses......................................        45,281
                                                              ------------
Total liabilities...........................................       110,802
                                                              ------------
NET ASSETS..................................................  $692,319,837
                                                              ============
------------------------
*  Investments at cost......................................  $691,257,364

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2003

INVESTMENT INCOME:
  Interest..................................................  $10,165,587
                                                              -----------
EXPENSES:
  Advisory fees.............................................    1,323,465
  Administration and accounting fees........................      226,561
  Custody fees..............................................       69,678
  Trustees' fees............................................        5,555
  Professional fees.........................................       43,566
  Other.....................................................        7,427
                                                              -----------
    Total expenses before fee waivers.......................    1,676,252
    Fees waived.............................................     (354,155)
                                                              -----------
       Total expenses, net..................................    1,322,097
                                                              -----------
  Net investment income.....................................    8,843,490
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 8,843,490
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                               June 30, 2003     June 30, 2002
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     8,843,490   $    15,490,452
  Net realized gain (loss) on investments...................               --            (1,104)
                                                              ---------------   ---------------
Net increase in net assets resulting from operations........        8,843,490        15,489,348
                                                              ---------------   ---------------
Transactions in beneficial interest:
  Contributions.............................................    3,340,920,691     2,903,485,445
  Withdrawals...............................................   (3,191,989,153)   (3,019,349,682)
                                                              ---------------   ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................      148,931,538      (115,864,237)
                                                              ---------------   ---------------
Total increase (decrease) in net assets.....................      157,775,028      (100,374,889)
NET ASSETS:
  Beginning of year.........................................      534,544,809       634,919,698
                                                              ---------------   ---------------
  End of year...............................................  $   692,319,837   $   534,544,809
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services directly to the Series. RSMC received $162,620 for the period September 1, 2002 through June 30, 2003.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                         For the Fiscal Years Ended June 30,
                                                        -------------------------------------
                                                        2003    2002    2001    2000    1999
                                                        -----   -----   -----   -----   -----
   Total Return.......................................  1.37%   2.42%   6.03%   5.80%     N/A
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations.................  0.20%   0.20%   0.20%   0.20%   0.16%
        Excluding expense limitations.................  0.25%   0.26%   0.26%   0.26%   0.27%
   Net investment income..............................  1.34%   2.44%   5.86%   5.66%   5.04%

------------------------
N/A  Not available.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premier Money Market Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2003, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Money Market Series at June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 2003

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser)
                              the Board       1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 600                                     or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer)

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Balentine Premier Money Market Portfolio.

BPRE-ANN-6/03

[BALENTINE & COMPANY LOGO]

BALENTINE PORTFOLIO

                  - PREMIER MONEY MARKET
                                     ANNUAL
                                 June 30, 2003

ITEM 2. CODE OF ETHICS.

This disclosure requirement not yet effective with respect to registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This disclosure requirement not yet effective with respect to registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This disclosure requirement not yet effective with respect to registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17CFR 240.13a-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

   (a)(1) The requirement to file an Exhibit under this Item 10(a) is not yet effective with respect to the registrant.

   (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  WT Mutual Fund
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ Robert J. Christian
                         -------------------------------------------------------
                        Robert J. Christian, President & Chief Executive Officer (principal executive officer)


Date        SEPTEMBER 5, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Robert J. Christian
                         -------------------------------------------------------
                        Robert J. Christian, President & Chief Executive Officer (principal executive officer)


Date        SEPTEMBER 5, 2003


By (Signature and Title)*     /s/ John R. Giles
                         -------------------------------------------------------
                        John R. Giles, Vice President & Chief Financial Officer (principal financial officer)


Date        SEPTEMBER 5, 2003


* Print the name and title of each signing officer under his or her signature.